UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1352

Fidelity Devonshire Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2012

Item 1. Reports to Stockholders

Fidelity®
Equity-Income
Fund

Annual Report

January 31, 2012

(Fidelity Cover Art)

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	-4.15%	-2.98%	2.96%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund, a class of the fund, on January 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from James Morrow, who became Lead Portfolio Manager of Fidelity® Equity-Income Fund on October 26, 2011: For the year ending January 31, 2012, the fund's Retail Class shares lost 4.15%, significantly lagging the 1.78% gain of the Russell 3000® Value Index. The biggest sources of underperformance came from a few economically sensitive sectors, especially financials. Diversified financials stocks Morgan Stanley, JPMorgan Chase and Bank of America (no longer held) did especially poorly. Positioning in industrials and consumer discretionary also notably detracted, as did the fund's stance in traditionally defensive groups, such as health care and consumer staples. In technology, the fund's average underweighting in Intel was unfortunate, given that stock's sharp gain during the year, while holdings in network-communications equipment maker Cisco Systems also hurt. At period end, the fund no longer held Intel's common stock but did own a convertible securities position. The fund's top individual contributors included National Semiconductor, which was acquired, and tobacco manufacturer Philip Morris International. Underweightings in software giant Microsoft and energy producer Devon Energy - sold before period end - also helped results.

Note to shareholders: On October 26, 2011, Adam Kramer and Ramona Persaud were named Co-Portfolio Managers of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Equity-Income	.69%
Actual		$ 1,000.00	$ 976.80	$ 3.44
Hypothetical A		$ 1,000.00	$ 1,021.73	$ 3.52
Class K	.53%
Actual		$ 1,000.00	$ 977.60	$ 2.64
Hypothetical A		$ 1,000.00	$ 1,022.53	$ 2.70

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	3.9	2.7
JPMorgan Chase & Co.	3.7	3.5
Pfizer, Inc.	3.2	2.2
Wells Fargo & Co.	3.1	2.7
Procter & Gamble Co.	2.4	1.7
Merck & Co., Inc.	2.4	1.3
General Electric Co.	2.3	2.1
Comcast Corp. Class A	2.1	0.8
Paychex, Inc.	1.8	0.0
Royal Dutch Shell PLC Class A	1.7	2.7
	26.6
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.4	28.3
Health Care	13.5	9.7
Energy	12.5	14.4
Consumer Staples	11.2	7.0
Information Technology	10.5	5.1
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks and Investment Companies 92.0%		Stocks and Investment Companies 95.4%
	Bonds 0.7%		Bonds 0.0%
	Convertible Securities 3.8%		Convertible Securities 4.4%
	Other Investments 0.1%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets 3.4%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	19.1%	** Foreign investments	16.5%

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 90.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.6%
Distributors - 0.2%
Li & Fung Ltd.	9,694,000	$ 21,200
Hotels, Restaurants & Leisure - 0.5%
Carnival Corp. unit	416,098	12,566
Cedar Fair LP (depository unit)	47,600	1,233
Einstein Noah Restaurant Group, Inc.	327,500	4,876
McDonald's Corp.	260,867	25,839
		44,514
Household Durables - 0.9%
Jarden Corp.	485,391	16,353
KB Home (d)	767,600	6,924
Lennar Corp. Class A	1,216,434	26,141
PulteGroup, Inc. (a)	2,609,634	19,442
Tupperware Brands Corp.	39,800	2,501
Whirlpool Corp.	158,711	8,621
		79,982
Leisure Equipment & Products - 0.3%
Hasbro, Inc.	717,800	25,058
Media - 3.9%
British Sky Broadcasting Group PLC	114,100	1,241
Comcast Corp. Class A	7,112,735	189,128
Informa PLC	535,040	3,297
Interpublic Group of Companies, Inc.	1,505,400	15,551
Ipsos SA	45,600	1,456
The Walt Disney Co.	625,520	24,333
Time Warner, Inc.	3,090,353	114,528
Virgin Media, Inc.	64,700	1,542
		351,076
Multiline Retail - 1.1%
PPR SA	21,400	3,367
Target Corp.	1,776,249	90,251
		93,618
Specialty Retail - 0.7%
Best Buy Co., Inc.	721,011	17,268
Carphone Warehouse Group PLC	293,100	767
Destination Maternity Corp.	218,520	3,647
Foschini Ltd.	317,200	4,408
Limited Brands, Inc.	52,100	2,181
Lowe's Companies, Inc.	992,122	26,619
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
OfficeMax, Inc. (a)	770,727	$ 4,262
USS Co. Ltd.	24,090	2,301
		61,453
Textiles, Apparel & Luxury Goods - 0.0%
VF Corp.	23,500	3,090
TOTAL CONSUMER DISCRETIONARY		679,991
CONSUMER STAPLES - 11.1%
Beverages - 2.2%
Anadolu Efes Biracilik ve Malt Sanayii A/S	98,000	1,371
Anheuser-Busch InBev SA NV	689,492	41,919
Beam, Inc.	258,000	13,496
Dr Pepper Snapple Group, Inc.	90,200	3,502
PepsiCo, Inc.	1,558,312	102,334
The Coca-Cola Co.	466,324	31,491
		194,113
Food & Staples Retailing - 1.7%
Drogasil SA	193,100	1,603
Safeway, Inc.	1,141,000	25,079
Sysco Corp.	780,100	23,489
Wal-Mart Stores, Inc.	1,226,355	75,249
Walgreen Co.	896,139	29,895
		155,315
Food Products - 0.8%
Danone	816,280	50,377
Green Mountain Coffee Roasters, Inc. (a)	265,878	14,182
Kraft Foods, Inc. Class A	130,471	4,997
Shenguan Holdings Group Ltd.	2,106,000	1,198
		70,754
Household Products - 3.4%
Colgate-Palmolive Co.	17,500	1,588
Kimberly-Clark Corp.	969,197	69,356
Procter & Gamble Co.	3,400,095	214,342
Reckitt Benckiser Group PLC	311,600	16,579
		301,865
Tobacco - 3.0%
Altria Group, Inc.	2,393,300	67,970
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - continued
British American Tobacco PLC:
(United Kingdom)	135,000	$ 6,217
sponsored ADR	1,112,200	102,556
Imperial Tobacco Group PLC	108,443	3,880
Japan Tobacco, Inc.	1,404	6,907
Lorillard, Inc.	223,200	23,969
Philip Morris International, Inc.	819,595	61,281
		272,780
TOTAL CONSUMER STAPLES		994,827
ENERGY - 12.1%
Energy Equipment & Services - 1.1%
Aker Solutions ASA	205,300	2,518
BW Offshore Ltd.	4,755,644	7,181
Exterran Partners LP	498,350	11,641
Halliburton Co.	1,028,270	37,820
Noble Corp.	824,802	28,736
Saipem SpA	62,287	2,915
Trinidad Drilling Ltd.	1,146,000	7,669
		98,480
Oil, Gas & Consumable Fuels - 11.0%
Apache Corp.	402,352	39,785
ARC Resources Ltd.	332,100	8,051
Atlas Pipeline Partners, LP	108,500	4,070
BP PLC	587,600	4,421
BP PLC sponsored ADR	1,582,665	72,660
Buckeye Partners LP	130,900	8,154
Canadian Natural Resources Ltd.	459,100	18,185
Chevron Corp.	3,407,395	351,227
EXCO Resources, Inc.	1,616,823	12,708
Exxon Mobil Corp.	1,432,284	119,939
Holly Energy Partners LP	38,960	2,153
Inergy Midstream LP	344,200	7,015
Legacy Reserves LP	564,400	16,001
Origin Energy Ltd.	178,752	2,611
Penn West Petroleum Ltd.	1,706,100	37,176
Pioneer Southwest Energy Partners LP	208,900	5,678
Royal Dutch Shell PLC:
Class A (United Kingdom)	113,600	4,031
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Royal Dutch Shell PLC: - continued
Class A sponsored ADR	2,094,700	$ 149,478
Suncor Energy, Inc.	661,900	22,799
Total SA sponsored ADR	1,241,400	65,757
Williams Companies, Inc.	898,200	25,886
WPX Energy, Inc.	256,466	4,227
		982,012
TOTAL ENERGY		1,080,492
FINANCIALS - 19.4%
Capital Markets - 3.0%
Apollo Global Management LLC Class A	557,200	8,291
Ashmore Group PLC	7,116,200	41,653
Goldman Sachs Group, Inc.	566,868	63,189
ICAP PLC	438,000	2,319
KKR & Co. LP	2,496,600	34,902
Manning & Napier, Inc.	501,290	6,642
Morgan Stanley	3,900,073	72,736
The Blackstone Group LP	2,305,600	36,452
UBS AG (a)	321,317	4,385
		270,569
Commercial Banks - 5.9%
Aozora Bank Ltd.	611,000	1,699
Barclays PLC	628,749	2,108
BB&T Corp.	2,502,985	68,056
Comerica, Inc.	678,400	18,771
First Niagara Financial Group, Inc.	1,382,207	13,228
HSBC Holdings PLC (United Kingdom)	6,932	58
KB Financial Group, Inc.	35,110	1,331
M&T Bank Corp.	418,400	33,363
Standard Chartered PLC (United Kingdom)	562,747	13,605
SunTrust Banks, Inc.	1,450,900	29,845
Swedbank AB (A Shares)	126,100	1,811
U.S. Bancorp	2,481,102	70,017
Wells Fargo & Co.	9,408,285	274,816
		528,708
Consumer Finance - 0.0%
International Personal Finance PLC	289,600	869
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 4.0%
BM&F Bovespa SA	307,600	$ 1,935
Citigroup, Inc.	686,320	21,084
CME Group, Inc.	4,174	1,000
JPMorgan Chase & Co.	8,918,525	332,661
		356,680
Insurance - 4.3%
ACE Ltd.	835,600	58,158
AFLAC, Inc.	388,000	18,713
Aviva PLC	464,900	2,564
Berkshire Hathaway, Inc. Class B (a)	620,044	48,593
Everest Re Group Ltd.	338,300	28,891
Fairfax Financial Holdings Ltd. (sub. vtg.)	100	41
Fidelity National Financial, Inc. Class A	1,369,500	24,911
Hanover Insurance Group, Inc.	550,700	20,023
MetLife, Inc.	2,296,309	81,129
MetLife, Inc. unit	344,600	23,557
Old Republic International Corp.	1,181,900	11,677
Resolution Ltd.	615,900	2,651
The Chubb Corp.	447,941	30,196
Validus Holdings Ltd.	954,959	30,626
		381,730
Real Estate Investment Trusts - 2.1%
American Capital Agency Corp.	901,400	26,429
American Tower Corp.	40,300	2,559
Annaly Capital Management, Inc.	1,523,200	25,651
Brandywine Realty Trust (SBI)	901,500	9,592
Chimera Investment Corp.	5,535,150	16,827
Digital Realty Trust, Inc. (d)	184,700	13,088
Highwoods Properties, Inc. (SBI)	242,500	8,024
Japan Retail Fund Investment Corp.	1,404	2,035
Omega Healthcare Investors, Inc.	756,900	15,774
Rayonier, Inc.	356,009	16,280
Two Harbors Investment Corp.	1,707,000	16,951
Ventas, Inc.	540,752	31,531
		184,741
Real Estate Management & Development - 0.0%
Relo Holdings Corp.	80,300	2,181
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.1%
New York Community Bancorp, Inc.	883,913	$ 11,217
TOTAL FINANCIALS		1,736,695
HEALTH CARE - 13.1%
Biotechnology - 1.2%
Amgen, Inc.	1,214,525	82,478
PDL BioPharma, Inc.	3,335,500	21,314
		103,792
Health Care Equipment & Supplies - 0.7%
Covidien PLC	753,800	38,821
Meridian Bioscience, Inc.	404,582	7,056
St. Jude Medical, Inc.	474,300	19,783
		65,660
Health Care Providers & Services - 1.4%
Brookdale Senior Living, Inc. (a)	583,800	10,275
WellPoint, Inc.	1,768,246	113,734
		124,009
Pharmaceuticals - 9.8%
Abbott Laboratories	1,312,200	71,056
AstraZeneca PLC sponsored ADR	426,100	20,517
GlaxoSmithKline PLC	2,357,881	52,455
Johnson & Johnson	1,916,301	126,303
Merck & Co., Inc.	5,487,132	209,938
Pfizer, Inc.	13,381,319	286,360
Roche Holding AG (participation certificate)	260,184	44,050
Sanofi-aventis	764,031	56,643
Teva Pharmaceutical Industries Ltd. sponsored ADR	206,800	9,333
		876,655
TOTAL HEALTH CARE		1,170,116
INDUSTRIALS - 9.2%
Aerospace & Defense - 2.2%
Lockheed Martin Corp.	727,000	59,847
Raytheon Co.	905,246	43,443
The Boeing Co.	278,916	20,690
United Technologies Corp.	919,715	72,060
		196,040
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 1.3%
C.H. Robinson Worldwide, Inc.	358,500	$ 24,679
United Parcel Service, Inc. Class B	1,160,606	87,800
		112,479
Building Products - 0.0%
Lennox International, Inc.	121,400	4,395
Commercial Services & Supplies - 1.1%
Intrum Justitia AB	1,103,800	17,404
Multiplus SA	88,200	1,551
Republic Services, Inc.	2,596,974	76,039
Steelcase, Inc. Class A	553,595	4,822
US Ecology, Inc.	96,700	1,810
		101,626
Construction & Engineering - 0.0%
Aveng Ltd.	392,500	1,746
VINCI SA	54,900	2,546
		4,292
Electrical Equipment - 0.1%
Alstom SA	73,477	2,800
Emerson Electric Co.	43,328	2,226
Hubbell, Inc. Class B	24,900	1,792
Rockwell Automation, Inc.	15,200	1,184
		8,002
Industrial Conglomerates - 2.6%
General Electric Co.	10,998,537	205,783
Koninklijke Philips Electronics NV	78,100	1,582
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	1,216,213	24,640
Orkla ASA (A Shares)	397,700	3,223
Siemens AG (d)	22,559	2,130
		237,358
Machinery - 0.9%
Briggs & Stratton Corp.	1,121,785	17,511
Douglas Dynamics, Inc.	675,024	9,187
Dover Corp.	30,400	1,928
Harsco Corp.	188,700	4,195
Illinois Tool Works, Inc.	266,013	14,107
Ingersoll-Rand PLC	752,442	26,290
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Schindler Holding AG (Reg.)	14,040	$ 1,636
Stanley Black & Decker, Inc.	49,649	3,484
		78,338
Professional Services - 0.3%
Michael Page International PLC	3,768,800	23,111
Road & Rail - 0.6%
Union Pacific Corp.	453,200	51,805
Trading Companies & Distributors - 0.1%
Mills Estruturas e Servicos de Engenharia SA	184,100	2,284
W.W. Grainger, Inc.	5,900	1,125
Wolseley PLC	129,000	4,467
		7,876
TOTAL INDUSTRIALS		825,322
INFORMATION TECHNOLOGY - 9.6%
Communications Equipment - 1.4%
Cisco Systems, Inc.	6,185,416	121,420
Computers & Peripherals - 1.3%
Apple, Inc. (a)	66,872	30,526
Hewlett-Packard Co.	3,025,615	84,657
		115,183
Electronic Equipment & Components - 0.5%
Arrow Electronics, Inc. (a)	409,895	16,925
Avnet, Inc. (a)	301,300	10,506
TE Connectivity Ltd.	642,690	21,916
		49,347
Internet Software & Services - 0.6%
Google, Inc. Class A (a)	61,200	35,503
VeriSign, Inc.	465,900	17,266
		52,769
IT Services - 3.4%
Accenture PLC Class A	878,633	50,381
Cognizant Technology Solutions Corp. Class A (a)	620,498	44,521
Fidelity National Information Services, Inc.	157,932	4,511
Paychex, Inc.	4,976,646	156,764
Visa, Inc. Class A	462,000	46,496
		302,673
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.0%
Canon, Inc.	41,000	$ 1,760
Xerox Corp.	209,302	1,622
		3,382
Semiconductors & Semiconductor Equipment - 1.7%
Analog Devices, Inc.	46,000	1,800
Applied Materials, Inc.	2,163,600	26,569
ASM Pacific Technology Ltd.	1,901,700	24,472
KLA-Tencor Corp.	399,403	20,421
Siliconware Precision Industries Co. Ltd. sponsored ADR	3,933,500	22,224
Taiwan Semiconductor Manufacturing Co. Ltd.	1,911,000	5,068
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,811,815	53,670
		154,224
Software - 0.7%
BMC Software, Inc. (a)	348,600	12,633
CA, Inc.	796,300	20,529
CompuGROUP Holding AG	308,300	3,341
Microsoft Corp.	859,574	25,383
		61,886
TOTAL INFORMATION TECHNOLOGY		860,884
MATERIALS - 0.5%
Chemicals - 0.4%
Arkema SA	47,800	3,862
BASF AG	35,360	2,719
Clariant AG (Reg.) (a)	128,136	1,557
Israel Chemicals Ltd.	137,700	1,442
LyondellBasell Industries NV Class A	72,000	3,103
PPG Industries, Inc.	274,900	24,626
Tokyo Ohka Kogyo Co. Ltd.	52,700	1,152
		38,461
Metals & Mining - 0.1%
Commercial Metals Co.	703,200	10,084
TOTAL MATERIALS		48,545
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 3.5%
AT&T, Inc.	5,136,049	151,051
CenturyLink, Inc.	1,191,429	44,119
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
HKT Trust / HKT Ltd. unit	2,690,000	$ 1,724
Koninklijke KPN NV	2,045,342	22,418
PT XL Axiata Tbk	1,079,500	537
Telstra Corp. Ltd.	678,751	2,399
Verizon Communications, Inc.	2,374,167	89,411
		311,659
Wireless Telecommunication Services - 0.1%
Far EasTone Telecommunications Co. Ltd.	1,111,000	2,140
TIM Participacoes SA sponsored ADR	108,200	3,122
Vodafone Group PLC	2,086,000	5,627
		10,889
TOTAL TELECOMMUNICATION SERVICES		322,548
UTILITIES - 3.8%
Electric Utilities - 2.6%
Cheung Kong Infrastructure Holdings Ltd.	250,000	1,423
Duke Energy Corp.	2,855,848	60,858
FirstEnergy Corp.	907,812	38,328
NextEra Energy, Inc.	832,028	49,797
PPL Corp.	2,249,841	62,523
Southern Co.	470,691	21,445
		234,374
Gas Utilities - 0.1%
ONEOK, Inc.	50,100	4,166
YESCO Co. Ltd.	44,540	993
		5,159
Independent Power Producers & Energy Traders - 0.1%
International Power PLC	400,355	2,116
Tractebel Energia SA	107,100	1,860
		3,976
Multi-Utilities - 1.0%
Alliant Energy Corp.	192,619	8,165
National Grid PLC	4,474,529	44,562
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - continued
PG&E Corp.	407,523	$ 16,570
TECO Energy, Inc.	1,321,363	23,851
		93,148
TOTAL UTILITIES		336,657
TOTAL COMMON STOCKS (Cost $7,346,064)		8,056,077
Preferred Stocks - 3.5%

Convertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Co. 4.75%	426,516	17,086
Media - 0.1%
Interpublic Group of Companies, Inc. 5.25%	10,700	10,504
TOTAL CONSUMER DISCRETIONARY		27,590
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
ATP Oil & Gas Corp. Series B, 8.00%	66,200	2,367
FINANCIALS - 0.5%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	14,900	16,539
Diversified Financial Services - 0.1%
Citigroup, Inc. 7.50%	115,300	10,684
Insurance - 0.1%
Hartford Financial Services Group, Inc. Series F 7.25%	389,200	8,025
Real Estate Investment Trusts - 0.1%
Health Care REIT, Inc. Series I, 6.50%	149,000	7,990
TOTAL FINANCIALS		43,238
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.2%
Alere, Inc. 3.00%	67,100	14,868
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.1%
HealthSouth Corp. Series A 6.50%	12,600	$ 11,852
TOTAL HEALTH CARE		26,720
INDUSTRIALS - 0.1%
Professional Services - 0.1%
Nielsen Holdings B.V. 6.25%	168,700	9,479
MATERIALS - 0.2%
Metals & Mining - 0.2%
AngloGold Ashanti Holdings Finance PLC 6.00%	262,500	13,256
UTILITIES - 0.2%
Electric Utilities - 0.2%
PPL Corp. 8.75%	372,200	19,529
TOTAL CONVERTIBLE PREFERRED STOCKS		142,179
Nonconvertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 1.7%
Automobiles - 1.7%
Porsche Automobil Holding SE (Germany)	657,594	40,313
Volkswagen AG	650,306	115,124
		155,437
FINANCIALS - 0.2%
Consumer Finance - 0.2%
Ally Financial, Inc. 7.00% (e)	17,264	13,725
TOTAL NONCONVERTIBLE PREFERRED STOCKS		169,162
TOTAL PREFERRED STOCKS (Cost $301,123)		311,341
Investment Companies - 0.1%

2010 Swift Mandatory Common Exchange Security Trust (e) (Cost $6,677)	714,700	8,392
Corporate Bonds - 2.9%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 2.2%
CONSUMER DISCRETIONARY - 0.3%
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 4.5% 4/15/12	$ 6,235	$ 12,252
Hotels, Restaurants & Leisure - 0.1%
Gaylord Entertainment Co. 3.75% 10/1/14 (e)	4,670	5,682
MGM Mirage, Inc. 4.25% 4/15/15	4,130	4,347
		10,029
TOTAL CONSUMER DISCRETIONARY		22,281
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp. 2.5% 5/15/37	10,470	9,156
Peabody Energy Corp. 4.75% 12/15/66	3,960	4,054
Western Refining, Inc. 5.75% 6/15/14	8,080	13,756
		26,966
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (e)	17,382	8,604
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Teleflex, Inc. 3.875% 8/1/17	7,890	9,514
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Covanta Holding Corp. 3.25% 6/1/14	16,940	18,268
Construction & Engineering - 0.0%
MasTec, Inc.:
4% 6/15/14	780	987
4.25% 12/15/14	1,490	1,930
		2,917
TOTAL INDUSTRIALS		21,185
INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.1%
InterDigital, Inc. 2.5% 3/15/16 (e)	7,190	7,415
Computers & Peripherals - 0.1%
SanDisk Corp. 1.5% 8/15/17	5,040	5,796
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.3%
Equinix, Inc.:
3% 10/15/14	$ 7,830	$ 9,634
4.75% 6/15/16	6,100	9,752
VeriSign, Inc. 3.25% 8/15/37	6,990	8,659
		28,045
IT Services - 0.1%
CACI International, Inc. 2.125% 5/1/14	9,700	11,664
Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp. 3.25% 8/1/39	3,060	4,093
Micron Technology, Inc. 1.875% 8/1/31 (e)	3,890	3,895
		7,988
Software - 0.2%
Nuance Communications, Inc. 2.75% 11/1/31 (e)	19,080	22,339
TOTAL INFORMATION TECHNOLOGY		83,247
MATERIALS - 0.2%
Metals & Mining - 0.2%
Newmont Mining Corp.:
1.25% 7/15/14	7,880	11,209
1.625% 7/15/17	2,980	4,451
		15,660
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (e)	17,820	11,115
TOTAL CONVERTIBLE BONDS		198,572
Nonconvertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
ServiceMaster Co. 10.75% 7/15/15 pay-in-kind (e)(f)	5,295	5,560
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Rite Aid Corp.:
9.375% 12/15/15	$ 2,510	$ 2,523
9.5% 6/15/17	3,905	3,876
Tops Markets LLC 10.125% 10/15/15	7,150	7,668
		14,067
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Western Refining, Inc. 11.25% 6/15/17 (e)	5,000	5,650
FINANCIALS - 0.2%
Diversified Financial Services - 0.1%
Transportation Union LLC/Transportation Union Financing Corp. 11.375% 6/15/18	7,400	8,714
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc. 5.625% 2/15/13	9,330	6,858
TOTAL FINANCIALS		15,572
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
ABI Escrow Corp. 10.25% 10/15/18 (e)	10,450	11,756
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (e)	10,050	9,472
TOTAL NONCONVERTIBLE BONDS		62,077
TOTAL CORPORATE BONDS (Cost $259,338)		260,649
Floating Rate Loans - 0.1%
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Asurion LLC term loan 9% 5/24/19 (f) (Cost $9,721)	$ 9,845	$ 9,882
Money Market Funds - 3.4%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	298,700,419	298,700
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	1,782,450	1,782
TOTAL MONEY MARKET FUNDS (Cost $300,482)		300,482
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $8,223,405)		8,946,823
NET OTHER ASSETS (LIABILITIES) - 0.0%		3,322
NET ASSETS - 100%		$ 8,950,145
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $113,605,000 or 1.3% of net assets.

(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 136
Fidelity Securities Lending Cash Central Fund	2,544
Total	$ 2,680
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Briggs & Stratton Corp.	$ 56,123	$ -	$ 25,105	$ 1,030	$ -
Total	$ 56,123	$ -	$ 25,105	$ 1,030	$ -
Other Information

The following is a summary of the inputs used, as of January 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 863,018	$ 852,514	$ 10,504	$ -
Consumer Staples	994,827	946,691	48,136	-
Energy	1,082,859	1,072,040	10,819	-
Financials	1,793,658	1,737,940	55,718	-
Health Care	1,196,836	1,075,886	120,950	-
Industrials	834,801	821,610	13,191	-
Information Technology	860,884	854,056	6,828	-
Materials	61,801	61,801	-	-
Telecommunication Services	322,548	316,921	5,627	-
Utilities	356,186	292,095	64,091	-
Investment Companies	8,392	-	8,392	-
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 260,649	$ -	$ 260,649	$ -
Floating Rate Loans	9,882	-	9,882	-
Money Market Funds	300,482	300,482	-	-
Total Investments in Securities:	$ 8,946,823	$ 8,332,036	$ 614,787	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.9%
United Kingdom	6.5%
France	2.2%
Germany	1.7%
Switzerland	1.7%
Ireland	1.3%
Bermuda	1.2%
Canada	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2012

Assets
Investment in securities, at value (including securities loaned of $1,720) - See accompanying schedule: Unaffiliated issuers (cost $7,922,923)	$ 8,646,341
Fidelity Central Funds (cost $300,482)	300,482
Total Investments (cost $8,223,405)		$ 8,946,823
Cash		1,681
Foreign currency held at value (cost $691)		691
Receivable for investments sold		26,908
Receivable for fund shares sold		5,399
Dividends receivable		13,597
Interest receivable		3,246
Distributions receivable from Fidelity Central Funds		33
Prepaid expenses		21
Other receivables		1,259
Total assets		8,999,658

Liabilities
Payable for investments purchased	$ 32,249
Payable for fund shares redeemed	9,888
Accrued management fee	3,430
Other affiliated payables	1,366
Other payables and accrued expenses	798
Collateral on securities loaned, at value	1,782
Total liabilities		49,513

Net Assets		$ 8,950,145
Net Assets consist of:
Paid in capital		$ 10,085,957
Undistributed net investment income		8,394
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,867,708)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		723,502
Net Assets		$ 8,950,145

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2012

Equity-Income: Net Asset Value, offering price and redemption price per share ($6,844,337 ÷ 160,018 shares)	$ 42.77

Class K: Net Asset Value, offering price and redemption price per share ($2,105,808 ÷ 49,246 shares)	$ 42.76

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended January 31, 2012

Investment Income
Dividends (including $1,030 earned from other affiliated issuers)		$ 274,053
Interest		16,550
Income from Fidelity Central Funds		2,680
Total income		293,283

Expenses
Management fee	$ 49,496
Transfer agent fees	18,105
Accounting and security lending fees	1,338
Custodian fees and expenses	266
Independent trustees' compensation	65
Registration fees	153
Audit	196
Legal	45
Interest	15
Miscellaneous	141
Total expenses before reductions	69,820
Expense reductions	(832)	68,988
Net investment income (loss)		224,295
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,667,907
Other affiliated issuers	(12,496)
Foreign currency transactions	(174)
Futures contracts	15,704
Total net realized gain (loss)		1,670,941
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,535,997)
Assets and liabilities in foreign currencies	(100)
Total change in net unrealized appreciation (depreciation)		(2,536,097)
Net gain (loss)		(865,156)
Net increase (decrease) in net assets resulting from operations		$ (640,861)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 224,295	$ 237,832
Net realized gain (loss)	1,670,941	395,328
Change in net unrealized appreciation (depreciation)	(2,536,097)	2,115,275
Net increase (decrease) in net assets resulting from operations	(640,861)	2,748,435
Distributions to shareholders from net investment income	(215,914)	(254,643)
Share transactions - net increase (decrease)	(2,800,870)	(7,281,724)
Total increase (decrease) in net assets	(3,657,645)	(4,787,932)

Net Assets
Beginning of period	12,607,790	17,395,722
End of period (including undistributed net investment income of $8,394 and undistributed net investment income of $6,093, respectively)	$ 8,950,145	$ 12,607,790

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 45.57	$ 37.93	$ 27.48	$ 52.25	$ 59.33
Income from Investment Operations
Net investment income (loss) B	.89	.66	.63	1.00	1.00
Net realized and unrealized gain (loss)	(2.80)	7.72	10.51	(23.96)	(3.86)
Total from investment operations	(1.91)	8.38	11.14	(22.96)	(2.86)
Distributions from net investment income	(.89)	(.74)	(.69)	(.96)	(1.02)
Distributions from net realized gain	-	-	-	(.85)	(3.20)
Total distributions	(.89)	(.74)	(.69)	(1.81)	(4.22)
Net asset value, end of period	$ 42.77	$ 45.57	$ 37.93	$ 27.48	$ 52.25
Total Return A	(4.15)%	22.32%	41.02%	(45.16)%	(5.21)%
Ratios to Average Net Assets C,E
Expenses before reductions	.68%	.69%	.74%	.71%	.66%
Expenses net of fee waivers, if any	.68%	.69%	.74%	.71%	.66%
Expenses net of all reductions	.67%	.68%	.74%	.71%	.66%
Net investment income (loss)	2.04%	1.62%	1.87%	2.38%	1.68%
Supplemental Data
Net assets, end of period (in millions)	$ 6,844	$ 10,049	$ 15,061	$ 15,070	$ 28,115
Portfolio turnover rate D	80%	28%	30%	33%	23%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended January 31,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 45.56	$ 37.93	$ 27.48	$ 51.47
Income from Investment Operations
Net investment income (loss) D	.95	.72	.72	.61
Net realized and unrealized gain (loss)	(2.79)	7.72	10.48	(23.80)
Total from investment operations	(1.84)	8.44	11.20	(23.19)
Distributions from net investment income	(.96)	(.81)	(.75)	(.80)
Net asset value, end of period	$ 42.76	$ 45.56	$ 37.93	$ 27.48
Total Return B,C	(4.00)%	22.50%	41.30%	(45.45)%
Ratios to Average Net Assets E,H
Expenses before reductions	.53%	.53%	.54%	.53% A
Expenses net of fee waivers, if any	.53%	.53%	.54%	.53% A
Expenses net of all reductions	.52%	.53%	.54%	.53% A
Net investment income (loss)	2.19%	1.78%	2.07%	2.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 2,106	$ 2,559	$ 2,017	$ 711
Portfolio turnover rate F	80%	28%	30%	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income shares and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund offered Class F shares during the period February 1, 2010 through December 15, 2010 and all outstanding shares were redeemed by December 15, 2010.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2012, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

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3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,072,962
Gross unrealized depreciation	(386,347)
Net unrealized appreciation (depreciation) on securities and other investments	$ 686,615

Tax Cost	$ 8,260,208

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,125
Capital loss carryforward	$ (1,768,083)
Net unrealized appreciation (depreciation)	$ 686,699

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (1,768,083)

The tax character of distributions paid was as follows:

	January 31, 2012	January 31, 2011
Ordinary Income	$ 215,914	$ 254,643

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $15,704 related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,594,207 and $11,516,078, respectively.

Annual Report

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Equity-Income	$ 16,928.20
Class K	1,177.05
	$ 18,105

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $280 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 41,105.32%		$ 15

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $33 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,544. During the period, there were no securities loaned to FCM.

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $831 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2012	2011 A
From net investment income
Equity-Income	$ 168,293	$ 208,206
Class K	47,621	42,109
Class F	-	4,328
Total	$ 215,914	$ 254,643

A All Class F shares were redeemed on December 15, 2010.

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011 A	2012	2011 A
Equity-Income
Shares sold	17,424	31,836	$ 768,861	$ 1,308,081
Reinvestment of distributions	3,805	4,916	161,431	201,463
Shares redeemed	(81,714)	(213,346)	(3,452,168)	(8,575,845)
Net increase (decrease)	(60,485)	(176,594)	$ (2,521,876)	$ (7,066,301)
Class K
Shares sold	20,736	18,004	$ 882,621	$ 725,433
Reinvestment of distributions	1,117	1,025	47,621	42,109
Shares redeemed	(28,765)	(16,045)	(1,209,236)	(642,451)
Net increase (decrease)	(6,912)	2,984	$ (278,994)	$ 125,091
Class F
Shares sold	-	8,722	$ -	$ 346,459
Reinvestment of distributions	-	107	-	4,328
Shares redeemed	-	(17,202)	-	(691,301)
Net increase (decrease)	-	(8,373)	$ -	$ (340,514)

A All Class F shares were redeemed on December 15, 2010.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be an "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Equity-Income designates 92%, 91%, 91% and 91% of the dividends distributed in April, July, October and December 2011, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Equity-Income designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(envelope graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(envelope graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(envelope graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

EQU-UANN-0312
1.789253.110

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®
Equity-Income
Fund -
Class K

Annual Report

January 31, 2012

(Fidelity Cover Art)

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class KA	-4.00%	-2.86%	3.03%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Equity-Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund - Class K on January 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from James Morrow, who became Lead Portfolio Manager of Fidelity® Equity-Income Fund on October 26, 2011: For the year ending January 31, 2012, the fund's Class K shares lost 4.00%, significantly lagging the 1.78% gain of the Russell 3000® Value Index. The biggest sources of underperformance came from a few economically sensitive sectors, especially financials. Diversified financials stocks Morgan Stanley, JPMorgan Chase and Bank of America (no longer held) did especially poorly. Positioning in industrials and consumer discretionary also notably detracted, as did the fund's stance in traditionally defensive groups, such as health care and consumer staples. In technology, the fund's average underweighting in Intel was unfortunate, given that stock's sharp gain during the year, while holdings in network-communications equipment maker Cisco Systems also hurt. At period end, the fund no longer held Intel's common stock but did own a convertible securities position. The fund's top individual contributors included National Semiconductor, which was acquired, and tobacco manufacturer Philip Morris International. Underweightings in software giant Microsoft and energy producer Devon Energy - sold before period end - also helped results.

Note to shareholders: On October 26, 2011, Adam Kramer and Ramona Persaud were named Co-Portfolio Managers of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Equity-Income	.69%
Actual		$ 1,000.00	$ 976.80	$ 3.44
Hypothetical A		$ 1,000.00	$ 1,021.73	$ 3.52
Class K	.53%
Actual		$ 1,000.00	$ 977.60	$ 2.64
Hypothetical A		$ 1,000.00	$ 1,022.53	$ 2.70

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	3.9	2.7
JPMorgan Chase & Co.	3.7	3.5
Pfizer, Inc.	3.2	2.2
Wells Fargo & Co.	3.1	2.7
Procter & Gamble Co.	2.4	1.7
Merck & Co., Inc.	2.4	1.3
General Electric Co.	2.3	2.1
Comcast Corp. Class A	2.1	0.8
Paychex, Inc.	1.8	0.0
Royal Dutch Shell PLC Class A	1.7	2.7
	26.6
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.4	28.3
Health Care	13.5	9.7
Energy	12.5	14.4
Consumer Staples	11.2	7.0
Information Technology	10.5	5.1
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks and Investment Companies 92.0%		Stocks and Investment Companies 95.4%
	Bonds 0.7%		Bonds 0.0%
	Convertible Securities 3.8%		Convertible Securities 4.4%
	Other Investments 0.1%		Other Investments 0.0%
	Short-Term Investments and Net Other Assets 3.4%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	19.1%	** Foreign investments	16.5%

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 90.0%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 7.6%
Distributors - 0.2%
Li & Fung Ltd.	9,694,000	$ 21,200
Hotels, Restaurants & Leisure - 0.5%
Carnival Corp. unit	416,098	12,566
Cedar Fair LP (depository unit)	47,600	1,233
Einstein Noah Restaurant Group, Inc.	327,500	4,876
McDonald's Corp.	260,867	25,839
		44,514
Household Durables - 0.9%
Jarden Corp.	485,391	16,353
KB Home (d)	767,600	6,924
Lennar Corp. Class A	1,216,434	26,141
PulteGroup, Inc. (a)	2,609,634	19,442
Tupperware Brands Corp.	39,800	2,501
Whirlpool Corp.	158,711	8,621
		79,982
Leisure Equipment & Products - 0.3%
Hasbro, Inc.	717,800	25,058
Media - 3.9%
British Sky Broadcasting Group PLC	114,100	1,241
Comcast Corp. Class A	7,112,735	189,128
Informa PLC	535,040	3,297
Interpublic Group of Companies, Inc.	1,505,400	15,551
Ipsos SA	45,600	1,456
The Walt Disney Co.	625,520	24,333
Time Warner, Inc.	3,090,353	114,528
Virgin Media, Inc.	64,700	1,542
		351,076
Multiline Retail - 1.1%
PPR SA	21,400	3,367
Target Corp.	1,776,249	90,251
		93,618
Specialty Retail - 0.7%
Best Buy Co., Inc.	721,011	17,268
Carphone Warehouse Group PLC	293,100	767
Destination Maternity Corp.	218,520	3,647
Foschini Ltd.	317,200	4,408
Limited Brands, Inc.	52,100	2,181
Lowe's Companies, Inc.	992,122	26,619
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
OfficeMax, Inc. (a)	770,727	$ 4,262
USS Co. Ltd.	24,090	2,301
		61,453
Textiles, Apparel & Luxury Goods - 0.0%
VF Corp.	23,500	3,090
TOTAL CONSUMER DISCRETIONARY		679,991
CONSUMER STAPLES - 11.1%
Beverages - 2.2%
Anadolu Efes Biracilik ve Malt Sanayii A/S	98,000	1,371
Anheuser-Busch InBev SA NV	689,492	41,919
Beam, Inc.	258,000	13,496
Dr Pepper Snapple Group, Inc.	90,200	3,502
PepsiCo, Inc.	1,558,312	102,334
The Coca-Cola Co.	466,324	31,491
		194,113
Food & Staples Retailing - 1.7%
Drogasil SA	193,100	1,603
Safeway, Inc.	1,141,000	25,079
Sysco Corp.	780,100	23,489
Wal-Mart Stores, Inc.	1,226,355	75,249
Walgreen Co.	896,139	29,895
		155,315
Food Products - 0.8%
Danone	816,280	50,377
Green Mountain Coffee Roasters, Inc. (a)	265,878	14,182
Kraft Foods, Inc. Class A	130,471	4,997
Shenguan Holdings Group Ltd.	2,106,000	1,198
		70,754
Household Products - 3.4%
Colgate-Palmolive Co.	17,500	1,588
Kimberly-Clark Corp.	969,197	69,356
Procter & Gamble Co.	3,400,095	214,342
Reckitt Benckiser Group PLC	311,600	16,579
		301,865
Tobacco - 3.0%
Altria Group, Inc.	2,393,300	67,970
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - continued
British American Tobacco PLC:
(United Kingdom)	135,000	$ 6,217
sponsored ADR	1,112,200	102,556
Imperial Tobacco Group PLC	108,443	3,880
Japan Tobacco, Inc.	1,404	6,907
Lorillard, Inc.	223,200	23,969
Philip Morris International, Inc.	819,595	61,281
		272,780
TOTAL CONSUMER STAPLES		994,827
ENERGY - 12.1%
Energy Equipment & Services - 1.1%
Aker Solutions ASA	205,300	2,518
BW Offshore Ltd.	4,755,644	7,181
Exterran Partners LP	498,350	11,641
Halliburton Co.	1,028,270	37,820
Noble Corp.	824,802	28,736
Saipem SpA	62,287	2,915
Trinidad Drilling Ltd.	1,146,000	7,669
		98,480
Oil, Gas & Consumable Fuels - 11.0%
Apache Corp.	402,352	39,785
ARC Resources Ltd.	332,100	8,051
Atlas Pipeline Partners, LP	108,500	4,070
BP PLC	587,600	4,421
BP PLC sponsored ADR	1,582,665	72,660
Buckeye Partners LP	130,900	8,154
Canadian Natural Resources Ltd.	459,100	18,185
Chevron Corp.	3,407,395	351,227
EXCO Resources, Inc.	1,616,823	12,708
Exxon Mobil Corp.	1,432,284	119,939
Holly Energy Partners LP	38,960	2,153
Inergy Midstream LP	344,200	7,015
Legacy Reserves LP	564,400	16,001
Origin Energy Ltd.	178,752	2,611
Penn West Petroleum Ltd.	1,706,100	37,176
Pioneer Southwest Energy Partners LP	208,900	5,678
Royal Dutch Shell PLC:
Class A (United Kingdom)	113,600	4,031
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Royal Dutch Shell PLC: - continued
Class A sponsored ADR	2,094,700	$ 149,478
Suncor Energy, Inc.	661,900	22,799
Total SA sponsored ADR	1,241,400	65,757
Williams Companies, Inc.	898,200	25,886
WPX Energy, Inc.	256,466	4,227
		982,012
TOTAL ENERGY		1,080,492
FINANCIALS - 19.4%
Capital Markets - 3.0%
Apollo Global Management LLC Class A	557,200	8,291
Ashmore Group PLC	7,116,200	41,653
Goldman Sachs Group, Inc.	566,868	63,189
ICAP PLC	438,000	2,319
KKR & Co. LP	2,496,600	34,902
Manning & Napier, Inc.	501,290	6,642
Morgan Stanley	3,900,073	72,736
The Blackstone Group LP	2,305,600	36,452
UBS AG (a)	321,317	4,385
		270,569
Commercial Banks - 5.9%
Aozora Bank Ltd.	611,000	1,699
Barclays PLC	628,749	2,108
BB&T Corp.	2,502,985	68,056
Comerica, Inc.	678,400	18,771
First Niagara Financial Group, Inc.	1,382,207	13,228
HSBC Holdings PLC (United Kingdom)	6,932	58
KB Financial Group, Inc.	35,110	1,331
M&T Bank Corp.	418,400	33,363
Standard Chartered PLC (United Kingdom)	562,747	13,605
SunTrust Banks, Inc.	1,450,900	29,845
Swedbank AB (A Shares)	126,100	1,811
U.S. Bancorp	2,481,102	70,017
Wells Fargo & Co.	9,408,285	274,816
		528,708
Consumer Finance - 0.0%
International Personal Finance PLC	289,600	869
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - 4.0%
BM&F Bovespa SA	307,600	$ 1,935
Citigroup, Inc.	686,320	21,084
CME Group, Inc.	4,174	1,000
JPMorgan Chase & Co.	8,918,525	332,661
		356,680
Insurance - 4.3%
ACE Ltd.	835,600	58,158
AFLAC, Inc.	388,000	18,713
Aviva PLC	464,900	2,564
Berkshire Hathaway, Inc. Class B (a)	620,044	48,593
Everest Re Group Ltd.	338,300	28,891
Fairfax Financial Holdings Ltd. (sub. vtg.)	100	41
Fidelity National Financial, Inc. Class A	1,369,500	24,911
Hanover Insurance Group, Inc.	550,700	20,023
MetLife, Inc.	2,296,309	81,129
MetLife, Inc. unit	344,600	23,557
Old Republic International Corp.	1,181,900	11,677
Resolution Ltd.	615,900	2,651
The Chubb Corp.	447,941	30,196
Validus Holdings Ltd.	954,959	30,626
		381,730
Real Estate Investment Trusts - 2.1%
American Capital Agency Corp.	901,400	26,429
American Tower Corp.	40,300	2,559
Annaly Capital Management, Inc.	1,523,200	25,651
Brandywine Realty Trust (SBI)	901,500	9,592
Chimera Investment Corp.	5,535,150	16,827
Digital Realty Trust, Inc. (d)	184,700	13,088
Highwoods Properties, Inc. (SBI)	242,500	8,024
Japan Retail Fund Investment Corp.	1,404	2,035
Omega Healthcare Investors, Inc.	756,900	15,774
Rayonier, Inc.	356,009	16,280
Two Harbors Investment Corp.	1,707,000	16,951
Ventas, Inc.	540,752	31,531
		184,741
Real Estate Management & Development - 0.0%
Relo Holdings Corp.	80,300	2,181
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.1%
New York Community Bancorp, Inc.	883,913	$ 11,217
TOTAL FINANCIALS		1,736,695
HEALTH CARE - 13.1%
Biotechnology - 1.2%
Amgen, Inc.	1,214,525	82,478
PDL BioPharma, Inc.	3,335,500	21,314
		103,792
Health Care Equipment & Supplies - 0.7%
Covidien PLC	753,800	38,821
Meridian Bioscience, Inc.	404,582	7,056
St. Jude Medical, Inc.	474,300	19,783
		65,660
Health Care Providers & Services - 1.4%
Brookdale Senior Living, Inc. (a)	583,800	10,275
WellPoint, Inc.	1,768,246	113,734
		124,009
Pharmaceuticals - 9.8%
Abbott Laboratories	1,312,200	71,056
AstraZeneca PLC sponsored ADR	426,100	20,517
GlaxoSmithKline PLC	2,357,881	52,455
Johnson & Johnson	1,916,301	126,303
Merck & Co., Inc.	5,487,132	209,938
Pfizer, Inc.	13,381,319	286,360
Roche Holding AG (participation certificate)	260,184	44,050
Sanofi-aventis	764,031	56,643
Teva Pharmaceutical Industries Ltd. sponsored ADR	206,800	9,333
		876,655
TOTAL HEALTH CARE		1,170,116
INDUSTRIALS - 9.2%
Aerospace & Defense - 2.2%
Lockheed Martin Corp.	727,000	59,847
Raytheon Co.	905,246	43,443
The Boeing Co.	278,916	20,690
United Technologies Corp.	919,715	72,060
		196,040
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 1.3%
C.H. Robinson Worldwide, Inc.	358,500	$ 24,679
United Parcel Service, Inc. Class B	1,160,606	87,800
		112,479
Building Products - 0.0%
Lennox International, Inc.	121,400	4,395
Commercial Services & Supplies - 1.1%
Intrum Justitia AB	1,103,800	17,404
Multiplus SA	88,200	1,551
Republic Services, Inc.	2,596,974	76,039
Steelcase, Inc. Class A	553,595	4,822
US Ecology, Inc.	96,700	1,810
		101,626
Construction & Engineering - 0.0%
Aveng Ltd.	392,500	1,746
VINCI SA	54,900	2,546
		4,292
Electrical Equipment - 0.1%
Alstom SA	73,477	2,800
Emerson Electric Co.	43,328	2,226
Hubbell, Inc. Class B	24,900	1,792
Rockwell Automation, Inc.	15,200	1,184
		8,002
Industrial Conglomerates - 2.6%
General Electric Co.	10,998,537	205,783
Koninklijke Philips Electronics NV	78,100	1,582
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	1,216,213	24,640
Orkla ASA (A Shares)	397,700	3,223
Siemens AG (d)	22,559	2,130
		237,358
Machinery - 0.9%
Briggs & Stratton Corp.	1,121,785	17,511
Douglas Dynamics, Inc.	675,024	9,187
Dover Corp.	30,400	1,928
Harsco Corp.	188,700	4,195
Illinois Tool Works, Inc.	266,013	14,107
Ingersoll-Rand PLC	752,442	26,290
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Schindler Holding AG (Reg.)	14,040	$ 1,636
Stanley Black & Decker, Inc.	49,649	3,484
		78,338
Professional Services - 0.3%
Michael Page International PLC	3,768,800	23,111
Road & Rail - 0.6%
Union Pacific Corp.	453,200	51,805
Trading Companies & Distributors - 0.1%
Mills Estruturas e Servicos de Engenharia SA	184,100	2,284
W.W. Grainger, Inc.	5,900	1,125
Wolseley PLC	129,000	4,467
		7,876
TOTAL INDUSTRIALS		825,322
INFORMATION TECHNOLOGY - 9.6%
Communications Equipment - 1.4%
Cisco Systems, Inc.	6,185,416	121,420
Computers & Peripherals - 1.3%
Apple, Inc. (a)	66,872	30,526
Hewlett-Packard Co.	3,025,615	84,657
		115,183
Electronic Equipment & Components - 0.5%
Arrow Electronics, Inc. (a)	409,895	16,925
Avnet, Inc. (a)	301,300	10,506
TE Connectivity Ltd.	642,690	21,916
		49,347
Internet Software & Services - 0.6%
Google, Inc. Class A (a)	61,200	35,503
VeriSign, Inc.	465,900	17,266
		52,769
IT Services - 3.4%
Accenture PLC Class A	878,633	50,381
Cognizant Technology Solutions Corp. Class A (a)	620,498	44,521
Fidelity National Information Services, Inc.	157,932	4,511
Paychex, Inc.	4,976,646	156,764
Visa, Inc. Class A	462,000	46,496
		302,673
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.0%
Canon, Inc.	41,000	$ 1,760
Xerox Corp.	209,302	1,622
		3,382
Semiconductors & Semiconductor Equipment - 1.7%
Analog Devices, Inc.	46,000	1,800
Applied Materials, Inc.	2,163,600	26,569
ASM Pacific Technology Ltd.	1,901,700	24,472
KLA-Tencor Corp.	399,403	20,421
Siliconware Precision Industries Co. Ltd. sponsored ADR	3,933,500	22,224
Taiwan Semiconductor Manufacturing Co. Ltd.	1,911,000	5,068
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,811,815	53,670
		154,224
Software - 0.7%
BMC Software, Inc. (a)	348,600	12,633
CA, Inc.	796,300	20,529
CompuGROUP Holding AG	308,300	3,341
Microsoft Corp.	859,574	25,383
		61,886
TOTAL INFORMATION TECHNOLOGY		860,884
MATERIALS - 0.5%
Chemicals - 0.4%
Arkema SA	47,800	3,862
BASF AG	35,360	2,719
Clariant AG (Reg.) (a)	128,136	1,557
Israel Chemicals Ltd.	137,700	1,442
LyondellBasell Industries NV Class A	72,000	3,103
PPG Industries, Inc.	274,900	24,626
Tokyo Ohka Kogyo Co. Ltd.	52,700	1,152
		38,461
Metals & Mining - 0.1%
Commercial Metals Co.	703,200	10,084
TOTAL MATERIALS		48,545
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 3.5%
AT&T, Inc.	5,136,049	151,051
CenturyLink, Inc.	1,191,429	44,119
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
HKT Trust / HKT Ltd. unit	2,690,000	$ 1,724
Koninklijke KPN NV	2,045,342	22,418
PT XL Axiata Tbk	1,079,500	537
Telstra Corp. Ltd.	678,751	2,399
Verizon Communications, Inc.	2,374,167	89,411
		311,659
Wireless Telecommunication Services - 0.1%
Far EasTone Telecommunications Co. Ltd.	1,111,000	2,140
TIM Participacoes SA sponsored ADR	108,200	3,122
Vodafone Group PLC	2,086,000	5,627
		10,889
TOTAL TELECOMMUNICATION SERVICES		322,548
UTILITIES - 3.8%
Electric Utilities - 2.6%
Cheung Kong Infrastructure Holdings Ltd.	250,000	1,423
Duke Energy Corp.	2,855,848	60,858
FirstEnergy Corp.	907,812	38,328
NextEra Energy, Inc.	832,028	49,797
PPL Corp.	2,249,841	62,523
Southern Co.	470,691	21,445
		234,374
Gas Utilities - 0.1%
ONEOK, Inc.	50,100	4,166
YESCO Co. Ltd.	44,540	993
		5,159
Independent Power Producers & Energy Traders - 0.1%
International Power PLC	400,355	2,116
Tractebel Energia SA	107,100	1,860
		3,976
Multi-Utilities - 1.0%
Alliant Energy Corp.	192,619	8,165
National Grid PLC	4,474,529	44,562
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - continued
PG&E Corp.	407,523	$ 16,570
TECO Energy, Inc.	1,321,363	23,851
		93,148
TOTAL UTILITIES		336,657
TOTAL COMMON STOCKS (Cost $7,346,064)		8,056,077
Preferred Stocks - 3.5%

Convertible Preferred Stocks - 1.6%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Co. 4.75%	426,516	17,086
Media - 0.1%
Interpublic Group of Companies, Inc. 5.25%	10,700	10,504
TOTAL CONSUMER DISCRETIONARY		27,590
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
ATP Oil & Gas Corp. Series B, 8.00%	66,200	2,367
FINANCIALS - 0.5%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	14,900	16,539
Diversified Financial Services - 0.1%
Citigroup, Inc. 7.50%	115,300	10,684
Insurance - 0.1%
Hartford Financial Services Group, Inc. Series F 7.25%	389,200	8,025
Real Estate Investment Trusts - 0.1%
Health Care REIT, Inc. Series I, 6.50%	149,000	7,990
TOTAL FINANCIALS		43,238
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.2%
Alere, Inc. 3.00%	67,100	14,868
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.1%
HealthSouth Corp. Series A 6.50%	12,600	$ 11,852
TOTAL HEALTH CARE		26,720
INDUSTRIALS - 0.1%
Professional Services - 0.1%
Nielsen Holdings B.V. 6.25%	168,700	9,479
MATERIALS - 0.2%
Metals & Mining - 0.2%
AngloGold Ashanti Holdings Finance PLC 6.00%	262,500	13,256
UTILITIES - 0.2%
Electric Utilities - 0.2%
PPL Corp. 8.75%	372,200	19,529
TOTAL CONVERTIBLE PREFERRED STOCKS		142,179
Nonconvertible Preferred Stocks - 1.9%
CONSUMER DISCRETIONARY - 1.7%
Automobiles - 1.7%
Porsche Automobil Holding SE (Germany)	657,594	40,313
Volkswagen AG	650,306	115,124
		155,437
FINANCIALS - 0.2%
Consumer Finance - 0.2%
Ally Financial, Inc. 7.00% (e)	17,264	13,725
TOTAL NONCONVERTIBLE PREFERRED STOCKS		169,162
TOTAL PREFERRED STOCKS (Cost $301,123)		311,341
Investment Companies - 0.1%

2010 Swift Mandatory Common Exchange Security Trust (e) (Cost $6,677)	714,700	8,392
Corporate Bonds - 2.9%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 2.2%
CONSUMER DISCRETIONARY - 0.3%
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd. 4.5% 4/15/12	$ 6,235	$ 12,252
Hotels, Restaurants & Leisure - 0.1%
Gaylord Entertainment Co. 3.75% 10/1/14 (e)	4,670	5,682
MGM Mirage, Inc. 4.25% 4/15/15	4,130	4,347
		10,029
TOTAL CONSUMER DISCRETIONARY		22,281
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp. 2.5% 5/15/37	10,470	9,156
Peabody Energy Corp. 4.75% 12/15/66	3,960	4,054
Western Refining, Inc. 5.75% 6/15/14	8,080	13,756
		26,966
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. 9% 4/1/63 (e)	17,382	8,604
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Teleflex, Inc. 3.875% 8/1/17	7,890	9,514
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Covanta Holding Corp. 3.25% 6/1/14	16,940	18,268
Construction & Engineering - 0.0%
MasTec, Inc.:
4% 6/15/14	780	987
4.25% 12/15/14	1,490	1,930
		2,917
TOTAL INDUSTRIALS		21,185
INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.1%
InterDigital, Inc. 2.5% 3/15/16 (e)	7,190	7,415
Computers & Peripherals - 0.1%
SanDisk Corp. 1.5% 8/15/17	5,040	5,796
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.3%
Equinix, Inc.:
3% 10/15/14	$ 7,830	$ 9,634
4.75% 6/15/16	6,100	9,752
VeriSign, Inc. 3.25% 8/15/37	6,990	8,659
		28,045
IT Services - 0.1%
CACI International, Inc. 2.125% 5/1/14	9,700	11,664
Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp. 3.25% 8/1/39	3,060	4,093
Micron Technology, Inc. 1.875% 8/1/31 (e)	3,890	3,895
		7,988
Software - 0.2%
Nuance Communications, Inc. 2.75% 11/1/31 (e)	19,080	22,339
TOTAL INFORMATION TECHNOLOGY		83,247
MATERIALS - 0.2%
Metals & Mining - 0.2%
Newmont Mining Corp.:
1.25% 7/15/14	7,880	11,209
1.625% 7/15/17	2,980	4,451
		15,660
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (e)	17,820	11,115
TOTAL CONVERTIBLE BONDS		198,572
Nonconvertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
ServiceMaster Co. 10.75% 7/15/15 pay-in-kind (e)(f)	5,295	5,560
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Rite Aid Corp.:
9.375% 12/15/15	$ 2,510	$ 2,523
9.5% 6/15/17	3,905	3,876
Tops Markets LLC 10.125% 10/15/15	7,150	7,668
		14,067
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Western Refining, Inc. 11.25% 6/15/17 (e)	5,000	5,650
FINANCIALS - 0.2%
Diversified Financial Services - 0.1%
Transportation Union LLC/Transportation Union Financing Corp. 11.375% 6/15/18	7,400	8,714
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc. 5.625% 2/15/13	9,330	6,858
TOTAL FINANCIALS		15,572
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
ABI Escrow Corp. 10.25% 10/15/18 (e)	10,450	11,756
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (e)	10,050	9,472
TOTAL NONCONVERTIBLE BONDS		62,077
TOTAL CORPORATE BONDS (Cost $259,338)		260,649
Floating Rate Loans - 0.1%
	Principal Amount (000s)	Value (000s)
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Asurion LLC term loan 9% 5/24/19 (f) (Cost $9,721)	$ 9,845	$ 9,882
Money Market Funds - 3.4%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	298,700,419	298,700
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	1,782,450	1,782
TOTAL MONEY MARKET FUNDS (Cost $300,482)		300,482
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $8,223,405)		8,946,823
NET OTHER ASSETS (LIABILITIES) - 0.0%		3,322
NET ASSETS - 100%		$ 8,950,145
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $113,605,000 or 1.3% of net assets.

(f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 136
Fidelity Securities Lending Cash Central Fund	2,544
Total	$ 2,680
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Briggs & Stratton Corp.	$ 56,123	$ -	$ 25,105	$ 1,030	$ -
Total	$ 56,123	$ -	$ 25,105	$ 1,030	$ -
Other Information

The following is a summary of the inputs used, as of January 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 863,018	$ 852,514	$ 10,504	$ -
Consumer Staples	994,827	946,691	48,136	-
Energy	1,082,859	1,072,040	10,819	-
Financials	1,793,658	1,737,940	55,718	-
Health Care	1,196,836	1,075,886	120,950	-
Industrials	834,801	821,610	13,191	-
Information Technology	860,884	854,056	6,828	-
Materials	61,801	61,801	-	-
Telecommunication Services	322,548	316,921	5,627	-
Utilities	356,186	292,095	64,091	-
Investment Companies	8,392	-	8,392	-
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 260,649	$ -	$ 260,649	$ -
Floating Rate Loans	9,882	-	9,882	-
Money Market Funds	300,482	300,482	-	-
Total Investments in Securities:	$ 8,946,823	$ 8,332,036	$ 614,787	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	80.9%
United Kingdom	6.5%
France	2.2%
Germany	1.7%
Switzerland	1.7%
Ireland	1.3%
Bermuda	1.2%
Canada	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2012

Assets
Investment in securities, at value (including securities loaned of $1,720) - See accompanying schedule: Unaffiliated issuers (cost $7,922,923)	$ 8,646,341
Fidelity Central Funds (cost $300,482)	300,482
Total Investments (cost $8,223,405)		$ 8,946,823
Cash		1,681
Foreign currency held at value (cost $691)		691
Receivable for investments sold		26,908
Receivable for fund shares sold		5,399
Dividends receivable		13,597
Interest receivable		3,246
Distributions receivable from Fidelity Central Funds		33
Prepaid expenses		21
Other receivables		1,259
Total assets		8,999,658

Liabilities
Payable for investments purchased	$ 32,249
Payable for fund shares redeemed	9,888
Accrued management fee	3,430
Other affiliated payables	1,366
Other payables and accrued expenses	798
Collateral on securities loaned, at value	1,782
Total liabilities		49,513

Net Assets		$ 8,950,145
Net Assets consist of:
Paid in capital		$ 10,085,957
Undistributed net investment income		8,394
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,867,708)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		723,502
Net Assets		$ 8,950,145

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2012

Equity-Income: Net Asset Value, offering price and redemption price per share ($6,844,337 ÷ 160,018 shares)	$ 42.77

Class K: Net Asset Value, offering price and redemption price per share ($2,105,808 ÷ 49,246 shares)	$ 42.76

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended January 31, 2012

Investment Income
Dividends (including $1,030 earned from other affiliated issuers)		$ 274,053
Interest		16,550
Income from Fidelity Central Funds		2,680
Total income		293,283

Expenses
Management fee	$ 49,496
Transfer agent fees	18,105
Accounting and security lending fees	1,338
Custodian fees and expenses	266
Independent trustees' compensation	65
Registration fees	153
Audit	196
Legal	45
Interest	15
Miscellaneous	141
Total expenses before reductions	69,820
Expense reductions	(832)	68,988
Net investment income (loss)		224,295
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,667,907
Other affiliated issuers	(12,496)
Foreign currency transactions	(174)
Futures contracts	15,704
Total net realized gain (loss)		1,670,941
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,535,997)
Assets and liabilities in foreign currencies	(100)
Total change in net unrealized appreciation (depreciation)		(2,536,097)
Net gain (loss)		(865,156)
Net increase (decrease) in net assets resulting from operations		$ (640,861)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 224,295	$ 237,832
Net realized gain (loss)	1,670,941	395,328
Change in net unrealized appreciation (depreciation)	(2,536,097)	2,115,275
Net increase (decrease) in net assets resulting from operations	(640,861)	2,748,435
Distributions to shareholders from net investment income	(215,914)	(254,643)
Share transactions - net increase (decrease)	(2,800,870)	(7,281,724)
Total increase (decrease) in net assets	(3,657,645)	(4,787,932)

Net Assets
Beginning of period	12,607,790	17,395,722
End of period (including undistributed net investment income of $8,394 and undistributed net investment income of $6,093, respectively)	$ 8,950,145	$ 12,607,790

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 45.57	$ 37.93	$ 27.48	$ 52.25	$ 59.33
Income from Investment Operations
Net investment income (loss) B	.89	.66	.63	1.00	1.00
Net realized and unrealized gain (loss)	(2.80)	7.72	10.51	(23.96)	(3.86)
Total from investment operations	(1.91)	8.38	11.14	(22.96)	(2.86)
Distributions from net investment income	(.89)	(.74)	(.69)	(.96)	(1.02)
Distributions from net realized gain	-	-	-	(.85)	(3.20)
Total distributions	(.89)	(.74)	(.69)	(1.81)	(4.22)
Net asset value, end of period	$ 42.77	$ 45.57	$ 37.93	$ 27.48	$ 52.25
Total Return A	(4.15)%	22.32%	41.02%	(45.16)%	(5.21)%
Ratios to Average Net Assets C,E
Expenses before reductions	.68%	.69%	.74%	.71%	.66%
Expenses net of fee waivers, if any	.68%	.69%	.74%	.71%	.66%
Expenses net of all reductions	.67%	.68%	.74%	.71%	.66%
Net investment income (loss)	2.04%	1.62%	1.87%	2.38%	1.68%
Supplemental Data
Net assets, end of period (in millions)	$ 6,844	$ 10,049	$ 15,061	$ 15,070	$ 28,115
Portfolio turnover rate D	80%	28%	30%	33%	23%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended January 31,	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 45.56	$ 37.93	$ 27.48	$ 51.47
Income from Investment Operations
Net investment income (loss) D	.95	.72	.72	.61
Net realized and unrealized gain (loss)	(2.79)	7.72	10.48	(23.80)
Total from investment operations	(1.84)	8.44	11.20	(23.19)
Distributions from net investment income	(.96)	(.81)	(.75)	(.80)
Net asset value, end of period	$ 42.76	$ 45.56	$ 37.93	$ 27.48
Total Return B,C	(4.00)%	22.50%	41.30%	(45.45)%
Ratios to Average Net Assets E,H
Expenses before reductions	.53%	.53%	.54%	.53% A
Expenses net of fee waivers, if any	.53%	.53%	.54%	.53% A
Expenses net of all reductions	.52%	.53%	.54%	.53% A
Net investment income (loss)	2.19%	1.78%	2.07%	2.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 2,106	$ 2,559	$ 2,017	$ 711
Portfolio turnover rate F	80%	28%	30%	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income shares and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund offered Class F shares during the period February 1, 2010 through December 15, 2010 and all outstanding shares were redeemed by December 15, 2010.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2012, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, partnerships, equity-debt classifications, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,072,962
Gross unrealized depreciation	(386,347)
Net unrealized appreciation (depreciation) on securities and other investments	$ 686,615

Tax Cost	$ 8,260,208

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,125
Capital loss carryforward	$ (1,768,083)
Net unrealized appreciation (depreciation)	$ 686,699

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (1,768,083)

The tax character of distributions paid was as follows:

	January 31, 2012	January 31, 2011
Ordinary Income	$ 215,914	$ 254,643

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end.

During the period the Fund recognized net realized gain (loss) of $15,704 related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $8,594,207 and $11,516,078, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Equity-Income	$ 16,928.20
Class K	1,177.05
	$ 18,105

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $280 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 41,105.32%		$ 15

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $33 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,544. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $831 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2012	2011 A
From net investment income
Equity-Income	$ 168,293	$ 208,206
Class K	47,621	42,109
Class F	-	4,328
Total	$ 215,914	$ 254,643

A All Class F shares were redeemed on December 15, 2010.

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011 A	2012	2011 A
Equity-Income
Shares sold	17,424	31,836	$ 768,861	$ 1,308,081
Reinvestment of distributions	3,805	4,916	161,431	201,463
Shares redeemed	(81,714)	(213,346)	(3,452,168)	(8,575,845)
Net increase (decrease)	(60,485)	(176,594)	$ (2,521,876)	$ (7,066,301)
Class K
Shares sold	20,736	18,004	$ 882,621	$ 725,433
Reinvestment of distributions	1,117	1,025	47,621	42,109
Shares redeemed	(28,765)	(16,045)	(1,209,236)	(642,451)
Net increase (decrease)	(6,912)	2,984	$ (278,994)	$ 125,091
Class F
Shares sold	-	8,722	$ -	$ 346,459
Reinvestment of distributions	-	107	-	4,328
Shares redeemed	-	(17,202)	-	(691,301)
Net increase (decrease)	-	(8,373)	$ -	$ (340,514)

A All Class F shares were redeemed on December 15, 2010.

Annual Report

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class K designates 83%, 85%, 85% and 86% of the dividends distributed in April, July, October and December 2011, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer graphic)Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(envelope graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(envelope graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

EQU-K-UANN-0312
1.863281.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®
Large Cap Growth
Fund

Annual Report

January 31, 2012

(Fidelity Cover Art)

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Large Cap Growth Fund	4.33%	-0.36%	2.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Growth Fund, a class of the fund, on January 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity® Large Cap Growth Fund for most of the period covered by this update: For the year, the fund's Retail Class shares returned 4.33%, versus the 6.07% gain of its benchmark, the Russell 1000® Growth Index. Security selection was disappointing relative to the index, particularly in the information technology, industrials, financials and energy sectors. In terms of individual detractors, not owning tobacco company and index component Philip Morris International hurt, as safer-haven, dividend-paying stocks rallied nicely. Within tech, NVIDIA, which makes graphics processors for computers and mobile devices, saw its share price decline due to end market weakness and softer demand for some newer products. Underweightings in two strong performing index constituents - fast-food chain McDonald's and IT leader International Business Machines - further detracted. Conversely, investments in consumer discretionary and consumer staples aided relative results. Top individual contributors included Tempur-Pedic International, a manufacturer of premium bedding, and Herbalife, which makes weight-management products and nutritional supplements. Herbalife was no longer owned by the fund at period end.

Note to shareholders: Daniel Kelley became Portfolio Manager on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Class A	1.12%
Actual		$ 1,000.00	$ 982.70	$ 5.60
HypotheticalA		$ 1,000.00	$ 1,019.56	$ 5.70
Class T	1.38%
Actual		$ 1,000.00	$ 981.60	$ 6.89
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 7.02
Class B	1.85%
Actual		$ 1,000.00	$ 978.50	$ 9.23
HypotheticalA		$ 1,000.00	$ 1,015.88	$ 9.40
Class C	1.86%
Actual		$ 1,000.00	$ 978.30	$ 9.27
HypotheticalA		$ 1,000.00	$ 1,015.83	$ 9.45
Large Cap Growth	.82%
Actual		$ 1,000.00	$ 983.90	$ 4.10
HypotheticalA		$ 1,000.00	$ 1,021.07	$ 4.18
Institutional Class	.76%
Actual		$ 1,000.00	$ 983.90	$ 3.80
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.6	7.4
Exxon Mobil Corp.	3.0	3.8
Google, Inc. Class A	2.7	3.8
Oracle Corp.	2.1	1.9
Microsoft Corp.	2.0	0.1
QUALCOMM, Inc.	1.9	2.0
United Technologies Corp.	1.6	1.5
Amazon.com, Inc.	1.6	2.5
Cognizant Technology Solutions Corp. Class A	1.5	2.1
Motorola Solutions, Inc.	1.4	0.0
	25.4
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.4	29.3
Consumer Discretionary	15.7	13.9
Industrials	10.9	12.0
Health Care	10.8	10.4
Consumer Staples	10.0	11.0
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks 98.5%		Stocks 100.1%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets† (0.1)%
* Foreign investments	10.2%	** Foreign investments	13.5%

† Short-Term Investments and Net Other Assets are not included in the pie chart

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 15.7%
Auto Components - 0.1%
Gentex Corp.	7,700	$ 206,899
Automobiles - 0.9%
Bayerische Motoren Werke AG (BMW)	6,566	561,569
Ford Motor Co.	62,263	773,306
Tesla Motors, Inc. (a)	900	26,163
		1,361,038
Diversified Consumer Services - 0.5%
Weight Watchers International, Inc.	10,300	784,139
Hotels, Restaurants & Leisure - 2.5%
Brinker International, Inc.	46,500	1,202,025
Chipotle Mexican Grill, Inc. (a)	1,500	550,935
Dunkin' Brands Group, Inc. (a)	12,100	334,565
Las Vegas Sands Corp.	24,500	1,203,195
McDonald's Corp.	7,600	752,780
		4,043,500
Household Durables - 2.1%
D.R. Horton, Inc.	82,900	1,153,968
Lennar Corp. Class A	4,700	101,003
PulteGroup, Inc. (a)	31,800	236,910
Ryland Group, Inc.	23,300	424,060
Tempur-Pedic International, Inc. (a)	19,800	1,320,858
Toll Brothers, Inc. (a)	4,400	95,964
		3,332,763
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	13,000	2,527,720
Multiline Retail - 1.2%
Dollar General Corp. (a)	23,500	1,001,335
Dollar Tree, Inc. (a)	10,700	907,467
		1,908,802
Specialty Retail - 4.2%
American Eagle Outfitters, Inc.	34,600	487,514
AutoZone, Inc. (a)	1,500	521,820
Bed Bath & Beyond, Inc. (a)	13,400	813,380
Limited Brands, Inc.	18,000	753,480
Lowe's Companies, Inc.	54,800	1,470,284
Sally Beauty Holdings, Inc. (a)	33,700	694,894
TJX Companies, Inc.	20,300	1,383,242
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Tractor Supply Co.	4,200	$ 339,234
Williams-Sonoma, Inc.	8,000	286,880
		6,750,728
Textiles, Apparel & Luxury Goods - 2.6%
Deckers Outdoor Corp. (a)	18,200	1,471,470
Pandora A/S	10,200	133,706
PVH Corp.	14,800	1,142,412
Ralph Lauren Corp.	4,300	653,600
Under Armour, Inc. Class A (sub. vtg.) (a)	8,200	652,884
		4,054,072
TOTAL CONSUMER DISCRETIONARY		24,969,661
CONSUMER STAPLES - 10.0%
Beverages - 2.6%
Anheuser-Busch InBev SA NV	10,300	626,204
Diageo PLC sponsored ADR	9,100	806,169
Dr Pepper Snapple Group, Inc.	34,500	1,339,290
The Coca-Cola Co.	21,800	1,472,154
		4,243,817
Food & Staples Retailing - 2.1%
CVS Caremark Corp.	16,100	672,175
Drogasil SA	55,700	462,254
Wal-Mart Stores, Inc.	18,068	1,108,652
Walgreen Co.	7,600	253,536
Whole Foods Market, Inc.	11,300	836,539
		3,333,156
Food Products - 1.0%
Corn Products International, Inc.	8,400	466,116
Green Mountain Coffee Roasters, Inc. (a)(d)	21,100	1,125,474
		1,591,590
Household Products - 2.4%
Colgate-Palmolive Co.	21,700	1,968,624
Kimberly-Clark Corp.	11,200	801,472
Procter & Gamble Co.	15,800	996,032
		3,766,128
Personal Products - 0.6%
Schiff Nutrition International, Inc. (a)	92,386	985,759
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 1.3%
Altria Group, Inc.	61,600	$ 1,749,440
Japan Tobacco, Inc.	62	304,998
		2,054,438
TOTAL CONSUMER STAPLES		15,974,888
ENERGY - 9.9%
Energy Equipment & Services - 3.0%
Cameron International Corp. (a)	14,700	782,040
Dresser-Rand Group, Inc. (a)	12,800	655,744
Halliburton Co.	38,800	1,427,064
McDermott International, Inc. (a)	11,200	136,192
Noble Corp.	13,800	480,792
Oceaneering International, Inc.	13,900	675,401
Rowan Companies, Inc. (a)	2,200	74,822
Schlumberger Ltd.	7,700	578,809
		4,810,864
Oil, Gas & Consumable Fuels - 6.9%
Alpha Natural Resources, Inc. (a)	7,370	148,284
Amyris, Inc. (a)	23,400	209,898
Apache Corp.	9,000	889,920
Atlas Pipeline Partners, LP	9,500	356,345
BP PLC sponsored ADR	3,829	175,789
Chevron Corp.	9,800	1,010,184
Exxon Mobil Corp.	57,600	4,823,424
Hess Corp.	8,200	461,660
Marathon Petroleum Corp.	14,750	563,745
Occidental Petroleum Corp.	11,300	1,127,401
SM Energy Co.	5,000	362,900
Southwestern Energy Co. (a)	15,500	482,670
Ultra Petroleum Corp. (a)	12,000	288,360
		10,900,580
TOTAL ENERGY		15,711,444
FINANCIALS - 5.3%
Capital Markets - 1.0%
Charles Schwab Corp.	46,200	538,230
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
HFF, Inc. (a)	10,500	$ 148,155
Morgan Stanley	51,600	962,340
		1,648,725
Commercial Banks - 0.6%
SunTrust Banks, Inc.	7,200	148,104
Wells Fargo & Co.	28,400	829,564
		977,668
Consumer Finance - 0.2%
SLM Corp.	20,464	305,937
Diversified Financial Services - 1.1%
Bank of America Corp.	51,600	367,908
Citigroup, Inc.	20,780	638,362
JPMorgan Chase & Co.	20,400	760,920
		1,767,190
Real Estate Investment Trusts - 2.1%
American Tower Corp.	22,400	1,422,624
Big Yellow Group PLC	73,100	322,345
Camden Property Trust (SBI)	3,800	245,100
Corporate Office Properties Trust (SBI)	2,600	62,998
Digital Realty Trust, Inc.	4,500	318,870
Equity Residential (SBI)	6,000	357,300
Extra Space Storage, Inc.	15,800	415,856
Pennsylvania Real Estate Investment Trust (SBI)	18,800	230,864
		3,375,957
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	21,300	411,090
TOTAL FINANCIALS		8,486,567
HEALTH CARE - 10.8%
Biotechnology - 3.6%
Achillion Pharmaceuticals, Inc. (a)	56,600	627,694
ADVENTRX Pharmaceuticals, Inc. (a)(d)	116,174	79,986
ADVENTRX Pharmaceuticals, Inc. warrants 11/16/16 (a)	39,587	3,365
Alexion Pharmaceuticals, Inc. (a)	7,600	583,376
Alkermes PLC (a)	6,200	116,622
Amgen, Inc.	9,100	617,981
Ardea Biosciences, Inc. (a)	11,500	209,185
ARIAD Pharmaceuticals, Inc. (a)	22,700	334,825
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Biogen Idec, Inc. (a)	8,200	$ 966,944
BioMarin Pharmaceutical, Inc. (a)	13,700	488,679
Dynavax Technologies Corp. (a)	68,200	237,336
Gilead Sciences, Inc. (a)	26,600	1,299,144
Theravance, Inc. (a)	12,200	216,428
		5,781,565
Health Care Equipment & Supplies - 1.4%
Covidien PLC	28,700	1,478,050
The Cooper Companies, Inc.	9,200	663,688
		2,141,738
Health Care Providers & Services - 3.0%
Aetna, Inc.	8,100	353,970
Catalyst Health Solutions, Inc. (a)	5,600	306,656
Express Scripts, Inc. (a)	3,024	154,708
Health Net, Inc. (a)	12,900	486,846
Laboratory Corp. of America Holdings (a)	6,450	589,466
McKesson Corp.	10,100	825,372
Medco Health Solutions, Inc. (a)	18,400	1,141,168
UnitedHealth Group, Inc.	3,800	196,802
WellPoint, Inc.	12,000	771,840
		4,826,828
Life Sciences Tools & Services - 0.4%
Illumina, Inc. (a)	12,400	641,824
Pharmaceuticals - 2.4%
AVANIR Pharmaceuticals Class A (a)(d)	27,400	80,556
Elan Corp. PLC sponsored ADR (a)	17,300	235,453
Eli Lilly & Co.	24,200	961,708
GlaxoSmithKline PLC sponsored ADR	17,100	761,634
Merck & Co., Inc.	4,200	160,692
Sanofi-aventis sponsored ADR	21,300	790,869
Shire PLC sponsored ADR	4,000	398,080
Valeant Pharmaceuticals International, Inc. (Canada) (a)	7,600	368,044
		3,757,036
TOTAL HEALTH CARE		17,148,991
INDUSTRIALS - 10.9%
Aerospace & Defense - 2.5%
Raytheon Co.	5,400	259,146
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Rockwell Collins, Inc.	9,100	$ 526,799
Textron, Inc.	25,000	637,000
United Technologies Corp.	32,600	2,554,210
		3,977,155
Airlines - 0.3%
Copa Holdings SA Class A	6,400	436,096
Building Products - 0.1%
Armstrong World Industries, Inc. (a)	5,000	233,500
Construction & Engineering - 3.0%
AECOM Technology Corp. (a)	40,800	933,912
Dycom Industries, Inc. (a)	18,600	397,482
Fluor Corp.	29,600	1,664,704
Jacobs Engineering Group, Inc. (a)	17,200	769,872
MasTec, Inc. (a)	23,300	379,557
Quanta Services, Inc. (a)	33,160	716,256
		4,861,783
Electrical Equipment - 0.9%
GrafTech International Ltd. (a)	14,800	243,016
Regal-Beloit Corp.	14,100	800,457
Schneider Electric SA	5,200	322,928
		1,366,401
Industrial Conglomerates - 0.9%
Danaher Corp.	28,100	1,475,531
Machinery - 2.3%
Cummins, Inc.	18,200	1,892,800
Ingersoll-Rand PLC	29,800	1,041,212
Joy Global, Inc.	5,041	457,168
Manitowoc Co., Inc.	26,600	357,504
		3,748,684
Road & Rail - 0.6%
Union Pacific Corp.	8,100	925,911
Trading Companies & Distributors - 0.3%
WESCO International, Inc. (a)	6,700	421,296
TOTAL INDUSTRIALS		17,446,357
INFORMATION TECHNOLOGY - 30.4%
Communications Equipment - 4.1%
Acme Packet, Inc. (a)	1,500	43,845
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola Solutions, Inc.	48,300	$ 2,241,603
Polycom, Inc. (a)	62,013	1,237,159
QUALCOMM, Inc.	52,800	3,105,696
		6,628,303
Computers & Peripherals - 7.9%
Apple, Inc. (a)	26,600	12,142,369
SanDisk Corp. (a)	8,600	394,568
		12,536,937
Electronic Equipment & Components - 0.6%
Arrow Electronics, Inc. (a)	9,300	383,997
TE Connectivity Ltd.	14,900	508,090
		892,087
Internet Software & Services - 4.5%
Akamai Technologies, Inc. (a)	3,400	109,650
Baidu.com, Inc. sponsored ADR (a)	4,100	522,832
eBay, Inc. (a)	29,000	916,400
Facebook, Inc. Class B (e)	6,574	164,350
Google, Inc. Class A (a)	7,600	4,408,836
Rackspace Hosting, Inc. (a)(d)	26,404	1,146,198
		7,268,266
IT Services - 3.2%
Accenture PLC Class A	9,500	544,730
Cognizant Technology Solutions Corp. Class A (a)	33,100	2,374,925
International Business Machines Corp.	5,400	1,040,040
Virtusa Corp. (a)	20,300	324,597
Visa, Inc. Class A	8,600	865,504
		5,149,796
Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	11,700	457,821
ASML Holding NV	13,600	584,664
Atmel Corp. (a)	35,800	347,618
Avago Technologies Ltd.	11,400	386,916
Broadcom Corp. Class A	29,200	1,002,728
Cymer, Inc. (a)	3,800	189,202
Freescale Semiconductor Holdings I Ltd.	25,500	407,235
NVIDIA Corp. (a)	37,700	556,829
NXP Semiconductors NV (a)	18,800	399,124
		4,332,137
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 7.4%
Aspen Technology, Inc. (a)	8,700	$ 156,687
Citrix Systems, Inc. (a)	13,600	886,856
Informatica Corp. (a)	11,600	490,680
Intuit, Inc.	7,100	400,724
Microsoft Corp.	106,400	3,141,992
Oracle Corp.	117,800	3,321,960
Red Hat, Inc. (a)	14,100	653,817
salesforce.com, Inc. (a)	13,150	1,535,920
Solera Holdings, Inc.	13,400	640,118
VMware, Inc. Class A (a)	5,700	520,239
		11,748,993
TOTAL INFORMATION TECHNOLOGY		48,556,519
MATERIALS - 5.5%
Chemicals - 2.9%
Air Products & Chemicals, Inc.	7,900	695,437
Ashland, Inc.	9,900	624,294
LyondellBasell Industries NV Class A	15,600	672,360
Monsanto Co.	20,800	1,706,640
Sigma Aldrich Corp.	5,000	340,200
The Mosaic Co.	11,200	626,864
		4,665,795
Construction Materials - 0.5%
Eagle Materials, Inc.	13,300	391,153
Martin Marietta Materials, Inc. (d)	4,300	354,793
		745,946
Metals & Mining - 2.1%
Commercial Metals Co.	42,100	603,714
Freeport-McMoRan Copper & Gold, Inc.	14,000	646,940
Goldcorp, Inc.	8,500	411,119
Ivanhoe Mines Ltd. (a)	21,600	348,314
Kinross Gold Corp.	28,800	325,409
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp.	10,400	$ 639,392
Nucor Corp.	9,000	400,410
		3,375,298
TOTAL MATERIALS		8,787,039
TOTAL COMMON STOCKS (Cost $145,129,252)		157,081,466
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.12% (b)	2,950,174	2,950,174
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	1,108,700	1,108,700
TOTAL MONEY MARKET FUNDS (Cost $4,058,874)		4,058,874
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $149,188,126)		161,140,340
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(1,609,392)
NET ASSETS - 100%		$ 159,530,948
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $164,350 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 164,398
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,819
Fidelity Securities Lending Cash Central Fund	117,589
Total	$ 120,408
Other Information

The following is a summary of the inputs used, as of January 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 24,969,661	$ 24,969,661	$ -	$ -
Consumer Staples	15,974,888	15,348,684	626,204	-
Energy	15,711,444	15,711,444	-	-
Financials	8,486,567	8,486,567	-	-
Health Care	17,148,991	17,145,626	3,365	-
Industrials	17,446,357	17,446,357	-	-
Information Technology	48,556,519	48,392,169	-	164,350
Materials	8,787,039	8,787,039	-	-
Money Market Funds	4,058,874	4,058,874	-	-
Total Investments in Securities:	$ 161,140,340	$ 160,346,421	$ 629,569	$ 164,350
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(48)
Cost of Purchases	164,398
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 164,350
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2012	$ (48)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.8%
Ireland	2.1%
United Kingdom	1.3%
Canada	1.1%
Netherlands	1.1%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012
Assets
Investment in securities, at value (including securities loaned of $1,094,516) - See accompanying schedule: Unaffiliated issuers (cost $145,129,252)	$ 157,081,466
Fidelity Central Funds (cost $4,058,874)	4,058,874
Total Investments (cost $149,188,126)		$ 161,140,340
Receivable for investments sold		5,278,512
Receivable for fund shares sold		271,984
Dividends receivable		235,536
Distributions receivable from Fidelity Central Funds		10,276
Prepaid expenses		405
Other receivables		2,460
Total assets		166,939,513

Liabilities
Payable to custodian bank	$ 671
Payable for investments purchased	5,975,137
Payable for fund shares redeemed	175,059
Accrued management fee	51,732
Distribution and service plan fees payable	11,091
Other affiliated payables	37,996
Other payables and accrued expenses	48,179
Collateral on securities loaned, at value	1,108,700
Total liabilities		7,408,565

Net Assets		$ 159,530,948
Net Assets consist of:
Paid in capital		$ 165,601,509
Accumulated net investment loss		(77,636)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,944,865)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,951,940
Net Assets		$ 159,530,948

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,727,146 ÷ 1,242,973 shares)	$ 10.24

Maximum offering price per share (100/94.25 of $10.24)	$ 10.86
Class T: Net Asset Value and redemption price per share ($5,875,821 ÷ 578,912 shares)	$ 10.15

Maximum offering price per share (100/96.50 of $10.15)	$ 10.52
Class B: Net Asset Value and offering price per share ($1,609,864 ÷ 161,089 shares)A	$ 9.99

Class C: Net Asset Value and offering price per share ($6,061,163 ÷ 610,197 shares)A	$ 9.93

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($132,122,527 ÷ 12,748,910 shares)	$ 10.36

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,134,427 ÷ 108,984 shares)	$ 10.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2012
Investment Income
Dividends		$ 1,259,704
Income from Fidelity Central Funds (including $117,589 from security lending)		120,408
Total income		1,380,112

Expenses
Management fee Basic fee	$ 848,727
Performance adjustment	(120,450)
Transfer agent fees	402,876
Distribution and service plan fees	128,629
Accounting and security lending fees	59,836
Custodian fees and expenses	24,423
Independent trustees' compensation	879
Registration fees	69,466
Audit	54,122
Legal	479
Miscellaneous	1,272
Total expenses before reductions	1,470,259
Expense reductions	(8,950)	1,461,309
Net investment income (loss)		(81,197)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,082,876
Foreign currency transactions	(20,849)
Total net realized gain (loss)		18,062,027
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,509,979)
Assets and liabilities in foreign currencies	(339)
Total change in net unrealized appreciation (depreciation)		(12,510,318)
Net gain (loss)		5,551,709
Net increase (decrease) in net assets resulting from operations		$ 5,470,512

See accompanying notes which are an integral part of the financial statements.

Annual Report

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (81,197)	$ (93,801)
Net realized gain (loss)	18,062,027	9,819,924
Change in net unrealized appreciation (depreciation)	(12,510,318)	19,527,853
Net increase (decrease) in net assets resulting from operations	5,470,512	29,253,976
Share transactions - net increase (decrease)	17,565,380	1,733,380
Total increase (decrease) in net assets	23,035,892	30,987,356

Net Assets
Beginning of period	136,495,056	105,507,700
End of period (including accumulated net investment loss of $77,636 and accumulated net investment loss of $5,902, respectively)	$ 159,530,948	$ 136,495,056

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 7.64	$ 6.12	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.03)	(.02)	.01	.02	(.03)
Net realized and unrealized gain (loss)	.43	2.22	1.53	(3.71)	(.72)
Total from investment operations	.40	2.20	1.54	(3.69)	(.75)
Distributions from net investment income	-	-	(.02)	(.04)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	(.02)	(.04)	(1.25)
Net asset value, end of period	$ 10.24	$ 9.84	$ 7.64	$ 6.12	$ 9.85
Total Return B,C,D	4.07%	28.80%	25.14%	(37.49)%	(6.99)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.17%	1.12%	1.07%	1.01%	1.20% A
Expenses net of fee waivers, if any	1.17%	1.12%	1.07%	1.01%	1.20% A
Expenses net of all reductions	1.16%	1.12%	1.06%	1.01%	1.20% A
Net investment income (loss)	(.26)%	(.28)%	.08%	.20%	(.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,727	$ 6,669	$ 3,805	$ 2,159	$ 1,302
Portfolio turnover rate G	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.78	$ 7.61	$ 6.11	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.05)	(.05)	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	.42	2.22	1.52	(3.70)	(.69)
Total from investment operations	.37	2.17	1.50	(3.71)	(.75)
Distributions from net investment income	-	-	- J	(.03)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	- J	(.03)	(1.25)
Net asset value, end of period	$ 10.15	$ 9.78	$ 7.61	$ 6.11	$ 9.85
Total Return B,C,D	3.78%	28.52%	24.60%	(37.71)%	(7.05)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.44%	1.42%	1.38%	1.31%	1.47% A
Expenses net of fee waivers, if any	1.44%	1.42%	1.38%	1.31%	1.47% A
Expenses net of all reductions	1.44%	1.42%	1.36%	1.31%	1.47% A
Net investment income (loss)	(.53)%	(.58)%	(.23)%	(.10)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,876	$ 2,900	$ 1,548	$ 820	$ 1,097
Portfolio turnover rate G	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.68	$ 7.57	$ 6.09	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.10)	(.09)	(.05)	(.05)	(.12)
Net realized and unrealized gain (loss)	.41	2.20	1.53	(3.69)	(.70)
Total from investment operations	.31	2.11	1.48	(3.74)	(.82)
Distributions from net realized gain	-	-	-	- J	(1.20)
Total distributions	-	-	-	- J	(1.20)
Net asset value, end of period	$ 9.99	$ 9.68	$ 7.57	$ 6.09	$ 9.83
Total Return B,C,D	3.20%	27.87%	24.30%	(38.01)%	(7.62)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.92%	1.87%	1.82%	1.76%	1.99% A
Expenses net of fee waivers, if any	1.92%	1.87%	1.82%	1.76%	1.99% A
Expenses net of all reductions	1.92%	1.87%	1.80%	1.76%	1.99% A
Net investment income (loss)	(1.01)%	(1.03)%	(.67)%	(.56)%	(1.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,610	$ 2,143	$ 1,466	$ 815	$ 543
Portfolio turnover rate G	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 7.52	$ 6.06	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.10)	(.09)	(.05)	(.04)	(.11)
Net realized and unrealized gain (loss)	.41	2.19	1.51	(3.69)	(.70)
Total from investment operations	.31	2.10	1.46	(3.73)	(.81)
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	-	-	(1.22)
Total distributions	-	-	-	(.03)	(1.22)
Net asset value, end of period	$ 9.93	$ 9.62	$ 7.52	$ 6.06	$ 9.82
Total Return B,C,D	3.22%	27.93%	24.09%	(37.98)%	(7.54)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.92%	1.87%	1.82%	1.77%	1.96% A
Expenses net of fee waivers, if any	1.92%	1.87%	1.82%	1.77%	1.96% A
Expenses net of all reductions	1.91%	1.87%	1.80%	1.77%	1.96% A
Net investment income (loss)	(1.00)%	(1.03)%	(.67)%	(.57)%	(1.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,061	$ 3,623	$ 1,917	$ 1,441	$ 945
Portfolio turnover rate G	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 7.69	$ 6.15	$ 9.89	$ 11.92
Income from Investment Operations
Net investment income (loss) B	- F	- F	.02	.04	(.01)
Net realized and unrealized gain (loss)	.43	2.24	1.55	(3.73)	(.77)
Total from investment operations	.43	2.24	1.57	(3.69)	(.78)
Distributions from net investment income	-	-	(.03)	(.05)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	(.03)	(.05)	(1.25)
Net asset value, end of period	$ 10.36	$ 9.93	$ 7.69	$ 6.15	$ 9.89
Total Return A	4.33%	29.13%	25.50%	(37.36)%	(7.26)%
Ratios to Average Net Assets C,E
Expenses before reductions	.88%	.87%	.81%	.75%	1.03%
Expenses net of fee waivers, if any	.88%	.87%	.81%	.74%	.99%
Expenses net of all reductions	.87%	.86%	.80%	.74%	.98%
Net investment income (loss)	.04%	(.02)%	.34%	.47%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 132,123	$ 120,671	$ 96,661	$ 85,332	$ 147,864
Portfolio turnover rate D	108%	126%	342%	355%	428%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 7.72	$ 6.18	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss) D	.01	- I	.03	.04	- I
Net realized and unrealized gain (loss)	.43	2.25	1.54	(3.72)	(.70)
Total from investment operations	.44	2.25	1.57	(3.68)	(.70)
Distributions from net investment income	-	-	(.03)	(.02)	-
Distributions from net realized gain	-	-	-	-	(1.27)
Total distributions	-	-	(.03)	(.02)	(1.27)
Net asset value, end of period	$ 10.41	$ 9.97	$ 7.72	$ 6.18	$ 9.88
Total Return B,C	4.41%	29.15%	25.42%	(37.29)%	(6.64)%
Ratios to Average Net Assets E,H
Expenses before reductions	.83%	.86%	.76%	.68%	.88% A
Expenses net of fee waivers, if any	.83%	.86%	.76%	.68%	.88% A
Expenses net of all reductions	.82%	.86%	.74%	.68%	.88% A
Net investment income (loss)	.08%	(.02)%	.39%	.52%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,134	$ 488	$ 111	$ 277	$ 386
Portfolio turnover rate F	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,492,743
Gross unrealized depreciation	(4,791,500)
Net unrealized appreciation (depreciation) on securities and other investments	$ 11,701,243

Tax Cost	$ 149,439,097

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (17,693,894)
Net unrealized appreciation (depreciation)	$ 11,700,969

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (9,033,793)
2018	(8,660,101)
Total with expiration	$ (17,693,894)

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $180,252,655 and $164,331,765, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .48% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 23,137	$ 1,159
Class T	.25%	.25%	32,142	74
Class B	.75%	.25%	18,858	14,160
Class C	.75%	.25%	54,492	18,363
			$ 128,629	$ 33,756

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,472
Class T	4,858
Class B*	4,504
Class C*	1,771
$ 29,605

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 27,845.30
Class T	21,166.33
Class B	5,704.30
Class C	16,244.30
Large Cap Growth	329,390.26
Institutional Class	2,527.21
	$ 402,876

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,944 for the period.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $441 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,950 for the period.

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Class A
Shares sold	943,999	361,056	$ 9,391,213	$ 3,185,180
Shares redeemed	(378,889)	(181,389)	(3,682,555)	(1,535,053)
Net increase (decrease)	565,110	179,667	$ 5,708,658	$ 1,650,127
Class T
Shares sold	899,142	140,930	$ 9,125,430	$ 1,207,937
Shares redeemed	(616,824)	(47,579)	(6,053,114)	(408,587)
Net increase (decrease)	282,318	93,351	$ 3,072,316	$ 799,350
Class B
Shares sold	19,634	79,473	$ 195,465	$ 702,050
Shares redeemed	(80,066)	(51,655)	(776,888)	(431,055)
Net increase (decrease)	(60,432)	27,818	$ (581,423)	$ 270,995
Class C
Shares sold	689,847	213,157	$ 6,821,638	$ 1,855,577
Shares redeemed	(456,431)	(91,191)	(4,462,829)	(750,591)
Net increase (decrease)	233,416	121,966	$ 2,358,809	$ 1,104,986
Large Cap Growth
Shares sold	6,389,996	4,390,498	$ 64,463,259	$ 38,539,310
Shares redeemed	(5,795,048)	(4,808,945)	(58,191,405)	(40,933,269)
Net increase (decrease)	594,948	(418,447)	$ 6,271,854	$ (2,393,959)
Institutional Class
Shares sold	185,823	46,417	$ 1,915,796	$ 398,963
Shares redeemed	(125,753)	(11,923)	(1,180,630)	(97,082)
Net increase (decrease)	60,070	34,494	$ 735,166	$ 301,881

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report
Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as a Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

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(U.K.) Inc.

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Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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Automated line for quickest service

LCG-UANN-0312
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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Large Cap Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity® Large Cap Growth Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-1.92%	-1.79%	1.47%
Class T (incl. 3.50% sales charge) B	0.15%	-1.59%	1.58%
Class B (incl. contingent deferred sales charge) C	-1.80%	-1.72%	1.70%
Class C (incl. contingent deferred sales charge) D	2.22%	-1.35%	1.70%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Growth Fund - Class A on January 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity Advisor® Large Cap Growth Fund for most of the period covered by this update: For the year, the fund's Class A, Class T, Class B and Class C shares returned 4.07%, 3.78%, 3.20% and 3.22%, respectively (excluding sales charges), versus the 6.07% gain of its benchmark, the Russell 1000® Growth Index. Security selection was disappointing relative to the index, particularly in the information technology, industrials, financials and energy sectors. In terms of individual detractors, not owning tobacco company and index component Philip Morris International hurt, as safer-haven, dividend-paying stocks rallied nicely. Within tech, NVIDIA, which makes graphics processors for computers and mobile devices, saw its share price decline due to end market weakness and softer demand for some newer products. Underweightings in two strong performing index constituents - fast-food chain McDonald's and IT leader International Business Machines - further detracted. Conversely, investments in consumer discretionary and consumer staples aided relative results. Top individual contributors included Tempur-Pedic International, a manufacturer of premium bedding, and Herbalife, which makes weight-management products and nutritional supplements. Herbalife was no longer owned by the fund at period end.

Annual Report

Note to shareholders: Daniel Kelley became Portfolio Manager on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Class A	1.12%
Actual		$ 1,000.00	$ 982.70	$ 5.60
HypotheticalA		$ 1,000.00	$ 1,019.56	$ 5.70
Class T	1.38%
Actual		$ 1,000.00	$ 981.60	$ 6.89
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 7.02
Class B	1.85%
Actual		$ 1,000.00	$ 978.50	$ 9.23
HypotheticalA		$ 1,000.00	$ 1,015.88	$ 9.40
Class C	1.86%
Actual		$ 1,000.00	$ 978.30	$ 9.27
HypotheticalA		$ 1,000.00	$ 1,015.83	$ 9.45
Large Cap Growth	.82%
Actual		$ 1,000.00	$ 983.90	$ 4.10
HypotheticalA		$ 1,000.00	$ 1,021.07	$ 4.18
Institutional Class	.76%
Actual		$ 1,000.00	$ 983.90	$ 3.80
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.6	7.4
Exxon Mobil Corp.	3.0	3.8
Google, Inc. Class A	2.7	3.8
Oracle Corp.	2.1	1.9
Microsoft Corp.	2.0	0.1
QUALCOMM, Inc.	1.9	2.0
United Technologies Corp.	1.6	1.5
Amazon.com, Inc.	1.6	2.5
Cognizant Technology Solutions Corp. Class A	1.5	2.1
Motorola Solutions, Inc.	1.4	0.0
	25.4
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.4	29.3
Consumer Discretionary	15.7	13.9
Industrials	10.9	12.0
Health Care	10.8	10.4
Consumer Staples	10.0	11.0
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks 98.5%		Stocks 100.1%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets† (0.1)%
* Foreign investments	10.2%	** Foreign investments	13.5%

† Short-Term Investments and Net Other Assets are not included in the pie chart

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 15.7%
Auto Components - 0.1%
Gentex Corp.	7,700	$ 206,899
Automobiles - 0.9%
Bayerische Motoren Werke AG (BMW)	6,566	561,569
Ford Motor Co.	62,263	773,306
Tesla Motors, Inc. (a)	900	26,163
		1,361,038
Diversified Consumer Services - 0.5%
Weight Watchers International, Inc.	10,300	784,139
Hotels, Restaurants & Leisure - 2.5%
Brinker International, Inc.	46,500	1,202,025
Chipotle Mexican Grill, Inc. (a)	1,500	550,935
Dunkin' Brands Group, Inc. (a)	12,100	334,565
Las Vegas Sands Corp.	24,500	1,203,195
McDonald's Corp.	7,600	752,780
		4,043,500
Household Durables - 2.1%
D.R. Horton, Inc.	82,900	1,153,968
Lennar Corp. Class A	4,700	101,003
PulteGroup, Inc. (a)	31,800	236,910
Ryland Group, Inc.	23,300	424,060
Tempur-Pedic International, Inc. (a)	19,800	1,320,858
Toll Brothers, Inc. (a)	4,400	95,964
		3,332,763
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	13,000	2,527,720
Multiline Retail - 1.2%
Dollar General Corp. (a)	23,500	1,001,335
Dollar Tree, Inc. (a)	10,700	907,467
		1,908,802
Specialty Retail - 4.2%
American Eagle Outfitters, Inc.	34,600	487,514
AutoZone, Inc. (a)	1,500	521,820
Bed Bath & Beyond, Inc. (a)	13,400	813,380
Limited Brands, Inc.	18,000	753,480
Lowe's Companies, Inc.	54,800	1,470,284
Sally Beauty Holdings, Inc. (a)	33,700	694,894
TJX Companies, Inc.	20,300	1,383,242
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Tractor Supply Co.	4,200	$ 339,234
Williams-Sonoma, Inc.	8,000	286,880
		6,750,728
Textiles, Apparel & Luxury Goods - 2.6%
Deckers Outdoor Corp. (a)	18,200	1,471,470
Pandora A/S	10,200	133,706
PVH Corp.	14,800	1,142,412
Ralph Lauren Corp.	4,300	653,600
Under Armour, Inc. Class A (sub. vtg.) (a)	8,200	652,884
		4,054,072
TOTAL CONSUMER DISCRETIONARY		24,969,661
CONSUMER STAPLES - 10.0%
Beverages - 2.6%
Anheuser-Busch InBev SA NV	10,300	626,204
Diageo PLC sponsored ADR	9,100	806,169
Dr Pepper Snapple Group, Inc.	34,500	1,339,290
The Coca-Cola Co.	21,800	1,472,154
		4,243,817
Food & Staples Retailing - 2.1%
CVS Caremark Corp.	16,100	672,175
Drogasil SA	55,700	462,254
Wal-Mart Stores, Inc.	18,068	1,108,652
Walgreen Co.	7,600	253,536
Whole Foods Market, Inc.	11,300	836,539
		3,333,156
Food Products - 1.0%
Corn Products International, Inc.	8,400	466,116
Green Mountain Coffee Roasters, Inc. (a)(d)	21,100	1,125,474
		1,591,590
Household Products - 2.4%
Colgate-Palmolive Co.	21,700	1,968,624
Kimberly-Clark Corp.	11,200	801,472
Procter & Gamble Co.	15,800	996,032
		3,766,128
Personal Products - 0.6%
Schiff Nutrition International, Inc. (a)	92,386	985,759
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 1.3%
Altria Group, Inc.	61,600	$ 1,749,440
Japan Tobacco, Inc.	62	304,998
		2,054,438
TOTAL CONSUMER STAPLES		15,974,888
ENERGY - 9.9%
Energy Equipment & Services - 3.0%
Cameron International Corp. (a)	14,700	782,040
Dresser-Rand Group, Inc. (a)	12,800	655,744
Halliburton Co.	38,800	1,427,064
McDermott International, Inc. (a)	11,200	136,192
Noble Corp.	13,800	480,792
Oceaneering International, Inc.	13,900	675,401
Rowan Companies, Inc. (a)	2,200	74,822
Schlumberger Ltd.	7,700	578,809
		4,810,864
Oil, Gas & Consumable Fuels - 6.9%
Alpha Natural Resources, Inc. (a)	7,370	148,284
Amyris, Inc. (a)	23,400	209,898
Apache Corp.	9,000	889,920
Atlas Pipeline Partners, LP	9,500	356,345
BP PLC sponsored ADR	3,829	175,789
Chevron Corp.	9,800	1,010,184
Exxon Mobil Corp.	57,600	4,823,424
Hess Corp.	8,200	461,660
Marathon Petroleum Corp.	14,750	563,745
Occidental Petroleum Corp.	11,300	1,127,401
SM Energy Co.	5,000	362,900
Southwestern Energy Co. (a)	15,500	482,670
Ultra Petroleum Corp. (a)	12,000	288,360
		10,900,580
TOTAL ENERGY		15,711,444
FINANCIALS - 5.3%
Capital Markets - 1.0%
Charles Schwab Corp.	46,200	538,230
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
HFF, Inc. (a)	10,500	$ 148,155
Morgan Stanley	51,600	962,340
		1,648,725
Commercial Banks - 0.6%
SunTrust Banks, Inc.	7,200	148,104
Wells Fargo & Co.	28,400	829,564
		977,668
Consumer Finance - 0.2%
SLM Corp.	20,464	305,937
Diversified Financial Services - 1.1%
Bank of America Corp.	51,600	367,908
Citigroup, Inc.	20,780	638,362
JPMorgan Chase & Co.	20,400	760,920
		1,767,190
Real Estate Investment Trusts - 2.1%
American Tower Corp.	22,400	1,422,624
Big Yellow Group PLC	73,100	322,345
Camden Property Trust (SBI)	3,800	245,100
Corporate Office Properties Trust (SBI)	2,600	62,998
Digital Realty Trust, Inc.	4,500	318,870
Equity Residential (SBI)	6,000	357,300
Extra Space Storage, Inc.	15,800	415,856
Pennsylvania Real Estate Investment Trust (SBI)	18,800	230,864
		3,375,957
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	21,300	411,090
TOTAL FINANCIALS		8,486,567
HEALTH CARE - 10.8%
Biotechnology - 3.6%
Achillion Pharmaceuticals, Inc. (a)	56,600	627,694
ADVENTRX Pharmaceuticals, Inc. (a)(d)	116,174	79,986
ADVENTRX Pharmaceuticals, Inc. warrants 11/16/16 (a)	39,587	3,365
Alexion Pharmaceuticals, Inc. (a)	7,600	583,376
Alkermes PLC (a)	6,200	116,622
Amgen, Inc.	9,100	617,981
Ardea Biosciences, Inc. (a)	11,500	209,185
ARIAD Pharmaceuticals, Inc. (a)	22,700	334,825
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Biogen Idec, Inc. (a)	8,200	$ 966,944
BioMarin Pharmaceutical, Inc. (a)	13,700	488,679
Dynavax Technologies Corp. (a)	68,200	237,336
Gilead Sciences, Inc. (a)	26,600	1,299,144
Theravance, Inc. (a)	12,200	216,428
		5,781,565
Health Care Equipment & Supplies - 1.4%
Covidien PLC	28,700	1,478,050
The Cooper Companies, Inc.	9,200	663,688
		2,141,738
Health Care Providers & Services - 3.0%
Aetna, Inc.	8,100	353,970
Catalyst Health Solutions, Inc. (a)	5,600	306,656
Express Scripts, Inc. (a)	3,024	154,708
Health Net, Inc. (a)	12,900	486,846
Laboratory Corp. of America Holdings (a)	6,450	589,466
McKesson Corp.	10,100	825,372
Medco Health Solutions, Inc. (a)	18,400	1,141,168
UnitedHealth Group, Inc.	3,800	196,802
WellPoint, Inc.	12,000	771,840
		4,826,828
Life Sciences Tools & Services - 0.4%
Illumina, Inc. (a)	12,400	641,824
Pharmaceuticals - 2.4%
AVANIR Pharmaceuticals Class A (a)(d)	27,400	80,556
Elan Corp. PLC sponsored ADR (a)	17,300	235,453
Eli Lilly & Co.	24,200	961,708
GlaxoSmithKline PLC sponsored ADR	17,100	761,634
Merck & Co., Inc.	4,200	160,692
Sanofi-aventis sponsored ADR	21,300	790,869
Shire PLC sponsored ADR	4,000	398,080
Valeant Pharmaceuticals International, Inc. (Canada) (a)	7,600	368,044
		3,757,036
TOTAL HEALTH CARE		17,148,991
INDUSTRIALS - 10.9%
Aerospace & Defense - 2.5%
Raytheon Co.	5,400	259,146
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Rockwell Collins, Inc.	9,100	$ 526,799
Textron, Inc.	25,000	637,000
United Technologies Corp.	32,600	2,554,210
		3,977,155
Airlines - 0.3%
Copa Holdings SA Class A	6,400	436,096
Building Products - 0.1%
Armstrong World Industries, Inc. (a)	5,000	233,500
Construction & Engineering - 3.0%
AECOM Technology Corp. (a)	40,800	933,912
Dycom Industries, Inc. (a)	18,600	397,482
Fluor Corp.	29,600	1,664,704
Jacobs Engineering Group, Inc. (a)	17,200	769,872
MasTec, Inc. (a)	23,300	379,557
Quanta Services, Inc. (a)	33,160	716,256
		4,861,783
Electrical Equipment - 0.9%
GrafTech International Ltd. (a)	14,800	243,016
Regal-Beloit Corp.	14,100	800,457
Schneider Electric SA	5,200	322,928
		1,366,401
Industrial Conglomerates - 0.9%
Danaher Corp.	28,100	1,475,531
Machinery - 2.3%
Cummins, Inc.	18,200	1,892,800
Ingersoll-Rand PLC	29,800	1,041,212
Joy Global, Inc.	5,041	457,168
Manitowoc Co., Inc.	26,600	357,504
		3,748,684
Road & Rail - 0.6%
Union Pacific Corp.	8,100	925,911
Trading Companies & Distributors - 0.3%
WESCO International, Inc. (a)	6,700	421,296
TOTAL INDUSTRIALS		17,446,357
INFORMATION TECHNOLOGY - 30.4%
Communications Equipment - 4.1%
Acme Packet, Inc. (a)	1,500	43,845
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola Solutions, Inc.	48,300	$ 2,241,603
Polycom, Inc. (a)	62,013	1,237,159
QUALCOMM, Inc.	52,800	3,105,696
		6,628,303
Computers & Peripherals - 7.9%
Apple, Inc. (a)	26,600	12,142,369
SanDisk Corp. (a)	8,600	394,568
		12,536,937
Electronic Equipment & Components - 0.6%
Arrow Electronics, Inc. (a)	9,300	383,997
TE Connectivity Ltd.	14,900	508,090
		892,087
Internet Software & Services - 4.5%
Akamai Technologies, Inc. (a)	3,400	109,650
Baidu.com, Inc. sponsored ADR (a)	4,100	522,832
eBay, Inc. (a)	29,000	916,400
Facebook, Inc. Class B (e)	6,574	164,350
Google, Inc. Class A (a)	7,600	4,408,836
Rackspace Hosting, Inc. (a)(d)	26,404	1,146,198
		7,268,266
IT Services - 3.2%
Accenture PLC Class A	9,500	544,730
Cognizant Technology Solutions Corp. Class A (a)	33,100	2,374,925
International Business Machines Corp.	5,400	1,040,040
Virtusa Corp. (a)	20,300	324,597
Visa, Inc. Class A	8,600	865,504
		5,149,796
Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	11,700	457,821
ASML Holding NV	13,600	584,664
Atmel Corp. (a)	35,800	347,618
Avago Technologies Ltd.	11,400	386,916
Broadcom Corp. Class A	29,200	1,002,728
Cymer, Inc. (a)	3,800	189,202
Freescale Semiconductor Holdings I Ltd.	25,500	407,235
NVIDIA Corp. (a)	37,700	556,829
NXP Semiconductors NV (a)	18,800	399,124
		4,332,137
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 7.4%
Aspen Technology, Inc. (a)	8,700	$ 156,687
Citrix Systems, Inc. (a)	13,600	886,856
Informatica Corp. (a)	11,600	490,680
Intuit, Inc.	7,100	400,724
Microsoft Corp.	106,400	3,141,992
Oracle Corp.	117,800	3,321,960
Red Hat, Inc. (a)	14,100	653,817
salesforce.com, Inc. (a)	13,150	1,535,920
Solera Holdings, Inc.	13,400	640,118
VMware, Inc. Class A (a)	5,700	520,239
		11,748,993
TOTAL INFORMATION TECHNOLOGY		48,556,519
MATERIALS - 5.5%
Chemicals - 2.9%
Air Products & Chemicals, Inc.	7,900	695,437
Ashland, Inc.	9,900	624,294
LyondellBasell Industries NV Class A	15,600	672,360
Monsanto Co.	20,800	1,706,640
Sigma Aldrich Corp.	5,000	340,200
The Mosaic Co.	11,200	626,864
		4,665,795
Construction Materials - 0.5%
Eagle Materials, Inc.	13,300	391,153
Martin Marietta Materials, Inc. (d)	4,300	354,793
		745,946
Metals & Mining - 2.1%
Commercial Metals Co.	42,100	603,714
Freeport-McMoRan Copper & Gold, Inc.	14,000	646,940
Goldcorp, Inc.	8,500	411,119
Ivanhoe Mines Ltd. (a)	21,600	348,314
Kinross Gold Corp.	28,800	325,409
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp.	10,400	$ 639,392
Nucor Corp.	9,000	400,410
		3,375,298
TOTAL MATERIALS		8,787,039
TOTAL COMMON STOCKS (Cost $145,129,252)		157,081,466
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.12% (b)	2,950,174	2,950,174
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	1,108,700	1,108,700
TOTAL MONEY MARKET FUNDS (Cost $4,058,874)		4,058,874
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $149,188,126)		161,140,340
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(1,609,392)
NET ASSETS - 100%		$ 159,530,948
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $164,350 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 164,398
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,819
Fidelity Securities Lending Cash Central Fund	117,589
Total	$ 120,408
Other Information

The following is a summary of the inputs used, as of January 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 24,969,661	$ 24,969,661	$ -	$ -
Consumer Staples	15,974,888	15,348,684	626,204	-
Energy	15,711,444	15,711,444	-	-
Financials	8,486,567	8,486,567	-	-
Health Care	17,148,991	17,145,626	3,365	-
Industrials	17,446,357	17,446,357	-	-
Information Technology	48,556,519	48,392,169	-	164,350
Materials	8,787,039	8,787,039	-	-
Money Market Funds	4,058,874	4,058,874	-	-
Total Investments in Securities:	$ 161,140,340	$ 160,346,421	$ 629,569	$ 164,350
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(48)
Cost of Purchases	164,398
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 164,350
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2012	$ (48)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.8%
Ireland	2.1%
United Kingdom	1.3%
Canada	1.1%
Netherlands	1.1%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012
Assets
Investment in securities, at value (including securities loaned of $1,094,516) - See accompanying schedule: Unaffiliated issuers (cost $145,129,252)	$ 157,081,466
Fidelity Central Funds (cost $4,058,874)	4,058,874
Total Investments (cost $149,188,126)		$ 161,140,340
Receivable for investments sold		5,278,512
Receivable for fund shares sold		271,984
Dividends receivable		235,536
Distributions receivable from Fidelity Central Funds		10,276
Prepaid expenses		405
Other receivables		2,460
Total assets		166,939,513

Liabilities
Payable to custodian bank	$ 671
Payable for investments purchased	5,975,137
Payable for fund shares redeemed	175,059
Accrued management fee	51,732
Distribution and service plan fees payable	11,091
Other affiliated payables	37,996
Other payables and accrued expenses	48,179
Collateral on securities loaned, at value	1,108,700
Total liabilities		7,408,565

Net Assets		$ 159,530,948
Net Assets consist of:
Paid in capital		$ 165,601,509
Accumulated net investment loss		(77,636)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,944,865)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,951,940
Net Assets		$ 159,530,948

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,727,146 ÷ 1,242,973 shares)	$ 10.24

Maximum offering price per share (100/94.25 of $10.24)	$ 10.86
Class T: Net Asset Value and redemption price per share ($5,875,821 ÷ 578,912 shares)	$ 10.15

Maximum offering price per share (100/96.50 of $10.15)	$ 10.52
Class B: Net Asset Value and offering price per share ($1,609,864 ÷ 161,089 shares)A	$ 9.99

Class C: Net Asset Value and offering price per share ($6,061,163 ÷ 610,197 shares)A	$ 9.93

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($132,122,527 ÷ 12,748,910 shares)	$ 10.36

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,134,427 ÷ 108,984 shares)	$ 10.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2012
Investment Income
Dividends		$ 1,259,704
Income from Fidelity Central Funds (including $117,589 from security lending)		120,408
Total income		1,380,112

Expenses
Management fee Basic fee	$ 848,727
Performance adjustment	(120,450)
Transfer agent fees	402,876
Distribution and service plan fees	128,629
Accounting and security lending fees	59,836
Custodian fees and expenses	24,423
Independent trustees' compensation	879
Registration fees	69,466
Audit	54,122
Legal	479
Miscellaneous	1,272
Total expenses before reductions	1,470,259
Expense reductions	(8,950)	1,461,309
Net investment income (loss)		(81,197)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,082,876
Foreign currency transactions	(20,849)
Total net realized gain (loss)		18,062,027
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,509,979)
Assets and liabilities in foreign currencies	(339)
Total change in net unrealized appreciation (depreciation)		(12,510,318)
Net gain (loss)		5,551,709
Net increase (decrease) in net assets resulting from operations		$ 5,470,512

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (81,197)	$ (93,801)
Net realized gain (loss)	18,062,027	9,819,924
Change in net unrealized appreciation (depreciation)	(12,510,318)	19,527,853
Net increase (decrease) in net assets resulting from operations	5,470,512	29,253,976
Share transactions - net increase (decrease)	17,565,380	1,733,380
Total increase (decrease) in net assets	23,035,892	30,987,356

Net Assets
Beginning of period	136,495,056	105,507,700
End of period (including accumulated net investment loss of $77,636 and accumulated net investment loss of $5,902, respectively)	$ 159,530,948	$ 136,495,056

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 7.64	$ 6.12	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.03)	(.02)	.01	.02	(.03)
Net realized and unrealized gain (loss)	.43	2.22	1.53	(3.71)	(.72)
Total from investment operations	.40	2.20	1.54	(3.69)	(.75)
Distributions from net investment income	-	-	(.02)	(.04)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	(.02)	(.04)	(1.25)
Net asset value, end of period	$ 10.24	$ 9.84	$ 7.64	$ 6.12	$ 9.85
Total Return B,C,D	4.07%	28.80%	25.14%	(37.49)%	(6.99)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.17%	1.12%	1.07%	1.01%	1.20% A
Expenses net of fee waivers, if any	1.17%	1.12%	1.07%	1.01%	1.20% A
Expenses net of all reductions	1.16%	1.12%	1.06%	1.01%	1.20% A
Net investment income (loss)	(.26)%	(.28)%	.08%	.20%	(.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,727	$ 6,669	$ 3,805	$ 2,159	$ 1,302
Portfolio turnover rate G	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.78	$ 7.61	$ 6.11	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.05)	(.05)	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	.42	2.22	1.52	(3.70)	(.69)
Total from investment operations	.37	2.17	1.50	(3.71)	(.75)
Distributions from net investment income	-	-	- J	(.03)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	- J	(.03)	(1.25)
Net asset value, end of period	$ 10.15	$ 9.78	$ 7.61	$ 6.11	$ 9.85
Total Return B,C,D	3.78%	28.52%	24.60%	(37.71)%	(7.05)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.44%	1.42%	1.38%	1.31%	1.47% A
Expenses net of fee waivers, if any	1.44%	1.42%	1.38%	1.31%	1.47% A
Expenses net of all reductions	1.44%	1.42%	1.36%	1.31%	1.47% A
Net investment income (loss)	(.53)%	(.58)%	(.23)%	(.10)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,876	$ 2,900	$ 1,548	$ 820	$ 1,097
Portfolio turnover rate G	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.68	$ 7.57	$ 6.09	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.10)	(.09)	(.05)	(.05)	(.12)
Net realized and unrealized gain (loss)	.41	2.20	1.53	(3.69)	(.70)
Total from investment operations	.31	2.11	1.48	(3.74)	(.82)
Distributions from net realized gain	-	-	-	- J	(1.20)
Total distributions	-	-	-	- J	(1.20)
Net asset value, end of period	$ 9.99	$ 9.68	$ 7.57	$ 6.09	$ 9.83
Total Return B,C,D	3.20%	27.87%	24.30%	(38.01)%	(7.62)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.92%	1.87%	1.82%	1.76%	1.99% A
Expenses net of fee waivers, if any	1.92%	1.87%	1.82%	1.76%	1.99% A
Expenses net of all reductions	1.92%	1.87%	1.80%	1.76%	1.99% A
Net investment income (loss)	(1.01)%	(1.03)%	(.67)%	(.56)%	(1.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,610	$ 2,143	$ 1,466	$ 815	$ 543
Portfolio turnover rate G	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 7.52	$ 6.06	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.10)	(.09)	(.05)	(.04)	(.11)
Net realized and unrealized gain (loss)	.41	2.19	1.51	(3.69)	(.70)
Total from investment operations	.31	2.10	1.46	(3.73)	(.81)
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	-	-	(1.22)
Total distributions	-	-	-	(.03)	(1.22)
Net asset value, end of period	$ 9.93	$ 9.62	$ 7.52	$ 6.06	$ 9.82
Total Return B,C,D	3.22%	27.93%	24.09%	(37.98)%	(7.54)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.92%	1.87%	1.82%	1.77%	1.96% A
Expenses net of fee waivers, if any	1.92%	1.87%	1.82%	1.77%	1.96% A
Expenses net of all reductions	1.91%	1.87%	1.80%	1.77%	1.96% A
Net investment income (loss)	(1.00)%	(1.03)%	(.67)%	(.57)%	(1.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,061	$ 3,623	$ 1,917	$ 1,441	$ 945
Portfolio turnover rate G	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 7.69	$ 6.15	$ 9.89	$ 11.92
Income from Investment Operations
Net investment income (loss) B	- F	- F	.02	.04	(.01)
Net realized and unrealized gain (loss)	.43	2.24	1.55	(3.73)	(.77)
Total from investment operations	.43	2.24	1.57	(3.69)	(.78)
Distributions from net investment income	-	-	(.03)	(.05)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	(.03)	(.05)	(1.25)
Net asset value, end of period	$ 10.36	$ 9.93	$ 7.69	$ 6.15	$ 9.89
Total Return A	4.33%	29.13%	25.50%	(37.36)%	(7.26)%
Ratios to Average Net Assets C,E
Expenses before reductions	.88%	.87%	.81%	.75%	1.03%
Expenses net of fee waivers, if any	.88%	.87%	.81%	.74%	.99%
Expenses net of all reductions	.87%	.86%	.80%	.74%	.98%
Net investment income (loss)	.04%	(.02)%	.34%	.47%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 132,123	$ 120,671	$ 96,661	$ 85,332	$ 147,864
Portfolio turnover rate D	108%	126%	342%	355%	428%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 7.72	$ 6.18	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss) D	.01	- I	.03	.04	- I
Net realized and unrealized gain (loss)	.43	2.25	1.54	(3.72)	(.70)
Total from investment operations	.44	2.25	1.57	(3.68)	(.70)
Distributions from net investment income	-	-	(.03)	(.02)	-
Distributions from net realized gain	-	-	-	-	(1.27)
Total distributions	-	-	(.03)	(.02)	(1.27)
Net asset value, end of period	$ 10.41	$ 9.97	$ 7.72	$ 6.18	$ 9.88
Total Return B,C	4.41%	29.15%	25.42%	(37.29)%	(6.64)%
Ratios to Average Net Assets E,H
Expenses before reductions	.83%	.86%	.76%	.68%	.88% A
Expenses net of fee waivers, if any	.83%	.86%	.76%	.68%	.88% A
Expenses net of all reductions	.82%	.86%	.74%	.68%	.88% A
Net investment income (loss)	.08%	(.02)%	.39%	.52%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,134	$ 488	$ 111	$ 277	$ 386
Portfolio turnover rate F	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,492,743
Gross unrealized depreciation	(4,791,500)
Net unrealized appreciation (depreciation) on securities and other investments	$ 11,701,243

Tax Cost	$ 149,439,097

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (17,693,894)
Net unrealized appreciation (depreciation)	$ 11,700,969

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (9,033,793)
2018	(8,660,101)
Total with expiration	$ (17,693,894)

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $180,252,655 and $164,331,765, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .48% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 23,137	$ 1,159
Class T	.25%	.25%	32,142	74
Class B	.75%	.25%	18,858	14,160
Class C	.75%	.25%	54,492	18,363
			$ 128,629	$ 33,756

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,472
Class T	4,858
Class B*	4,504
Class C*	1,771
$ 29,605

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 27,845.30
Class T	21,166.33
Class B	5,704.30
Class C	16,244.30
Large Cap Growth	329,390.26
Institutional Class	2,527.21
	$ 402,876

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,944 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $441 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,950 for the period.

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Class A
Shares sold	943,999	361,056	$ 9,391,213	$ 3,185,180
Shares redeemed	(378,889)	(181,389)	(3,682,555)	(1,535,053)
Net increase (decrease)	565,110	179,667	$ 5,708,658	$ 1,650,127
Class T
Shares sold	899,142	140,930	$ 9,125,430	$ 1,207,937
Shares redeemed	(616,824)	(47,579)	(6,053,114)	(408,587)
Net increase (decrease)	282,318	93,351	$ 3,072,316	$ 799,350
Class B
Shares sold	19,634	79,473	$ 195,465	$ 702,050
Shares redeemed	(80,066)	(51,655)	(776,888)	(431,055)
Net increase (decrease)	(60,432)	27,818	$ (581,423)	$ 270,995
Class C
Shares sold	689,847	213,157	$ 6,821,638	$ 1,855,577
Shares redeemed	(456,431)	(91,191)	(4,462,829)	(750,591)
Net increase (decrease)	233,416	121,966	$ 2,358,809	$ 1,104,986
Large Cap Growth
Shares sold	6,389,996	4,390,498	$ 64,463,259	$ 38,539,310
Shares redeemed	(5,795,048)	(4,808,945)	(58,191,405)	(40,933,269)
Net increase (decrease)	594,948	(418,447)	$ 6,271,854	$ (2,393,959)
Institutional Class
Shares sold	185,823	46,417	$ 1,915,796	$ 398,963
Shares redeemed	(125,753)	(11,923)	(1,180,630)	(97,082)
Net increase (decrease)	60,070	34,494	$ 735,166	$ 301,881

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as a Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCG-UANN-0312
1.900740.102

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Large Cap Growth
Fund - Institutional Class

Annual Report

January 31, 2012

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Large Cap Growth Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	4.41%	-0.31%	2.23%

A The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Large Cap Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Growth Fund - Institutional Class on January 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity Advisor® Large Cap Growth Fund for most of the period covered by this update: For the year, the fund's Institutional Class shares returned 4.41%, versus the 6.07% gain of its benchmark, the Russell 1000® Growth Index. Security selection was disappointing relative to the index, particularly in the information technology, industrials, financials and energy sectors. In terms of individual detractors, not owning tobacco company and index component Philip Morris International hurt, as safer-haven, dividend-paying stocks rallied nicely. Within tech, NVIDIA, which makes graphics processors for computers and mobile devices, saw its share price decline due to end market weakness and softer demand for some newer products. Underweightings in two strong performing index constituents - fast-food chain McDonald's and IT leader International Business Machines - further detracted. Conversely, investments in consumer discretionary and consumer staples aided relative results. Top individual contributors included Tempur-Pedic International, a manufacturer of premium bedding, and Herbalife, which makes weight-management products and nutritional supplements. Herbalife was no longer owned by the fund at period end.

Annual Report

Note to shareholders: Daniel Kelley became Portfolio Manager on January 12, 2012.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Class A	1.12%
Actual		$ 1,000.00	$ 982.70	$ 5.60
HypotheticalA		$ 1,000.00	$ 1,019.56	$ 5.70
Class T	1.38%
Actual		$ 1,000.00	$ 981.60	$ 6.89
HypotheticalA		$ 1,000.00	$ 1,018.25	$ 7.02
Class B	1.85%
Actual		$ 1,000.00	$ 978.50	$ 9.23
HypotheticalA		$ 1,000.00	$ 1,015.88	$ 9.40
Class C	1.86%
Actual		$ 1,000.00	$ 978.30	$ 9.27
HypotheticalA		$ 1,000.00	$ 1,015.83	$ 9.45
Large Cap Growth	.82%
Actual		$ 1,000.00	$ 983.90	$ 4.10
HypotheticalA		$ 1,000.00	$ 1,021.07	$ 4.18
Institutional Class	.76%
Actual		$ 1,000.00	$ 983.90	$ 3.80
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	7.6	7.4
Exxon Mobil Corp.	3.0	3.8
Google, Inc. Class A	2.7	3.8
Oracle Corp.	2.1	1.9
Microsoft Corp.	2.0	0.1
QUALCOMM, Inc.	1.9	2.0
United Technologies Corp.	1.6	1.5
Amazon.com, Inc.	1.6	2.5
Cognizant Technology Solutions Corp. Class A	1.5	2.1
Motorola Solutions, Inc.	1.4	0.0
	25.4
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.4	29.3
Consumer Discretionary	15.7	13.9
Industrials	10.9	12.0
Health Care	10.8	10.4
Consumer Staples	10.0	11.0
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks 98.5%		Stocks 100.1%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets† (0.1)%
* Foreign investments	10.2%	** Foreign investments	13.5%

† Short-Term Investments and Net Other Assets are not included in the pie chart

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 15.7%
Auto Components - 0.1%
Gentex Corp.	7,700	$ 206,899
Automobiles - 0.9%
Bayerische Motoren Werke AG (BMW)	6,566	561,569
Ford Motor Co.	62,263	773,306
Tesla Motors, Inc. (a)	900	26,163
		1,361,038
Diversified Consumer Services - 0.5%
Weight Watchers International, Inc.	10,300	784,139
Hotels, Restaurants & Leisure - 2.5%
Brinker International, Inc.	46,500	1,202,025
Chipotle Mexican Grill, Inc. (a)	1,500	550,935
Dunkin' Brands Group, Inc. (a)	12,100	334,565
Las Vegas Sands Corp.	24,500	1,203,195
McDonald's Corp.	7,600	752,780
		4,043,500
Household Durables - 2.1%
D.R. Horton, Inc.	82,900	1,153,968
Lennar Corp. Class A	4,700	101,003
PulteGroup, Inc. (a)	31,800	236,910
Ryland Group, Inc.	23,300	424,060
Tempur-Pedic International, Inc. (a)	19,800	1,320,858
Toll Brothers, Inc. (a)	4,400	95,964
		3,332,763
Internet & Catalog Retail - 1.6%
Amazon.com, Inc. (a)	13,000	2,527,720
Multiline Retail - 1.2%
Dollar General Corp. (a)	23,500	1,001,335
Dollar Tree, Inc. (a)	10,700	907,467
		1,908,802
Specialty Retail - 4.2%
American Eagle Outfitters, Inc.	34,600	487,514
AutoZone, Inc. (a)	1,500	521,820
Bed Bath & Beyond, Inc. (a)	13,400	813,380
Limited Brands, Inc.	18,000	753,480
Lowe's Companies, Inc.	54,800	1,470,284
Sally Beauty Holdings, Inc. (a)	33,700	694,894
TJX Companies, Inc.	20,300	1,383,242
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Tractor Supply Co.	4,200	$ 339,234
Williams-Sonoma, Inc.	8,000	286,880
		6,750,728
Textiles, Apparel & Luxury Goods - 2.6%
Deckers Outdoor Corp. (a)	18,200	1,471,470
Pandora A/S	10,200	133,706
PVH Corp.	14,800	1,142,412
Ralph Lauren Corp.	4,300	653,600
Under Armour, Inc. Class A (sub. vtg.) (a)	8,200	652,884
		4,054,072
TOTAL CONSUMER DISCRETIONARY		24,969,661
CONSUMER STAPLES - 10.0%
Beverages - 2.6%
Anheuser-Busch InBev SA NV	10,300	626,204
Diageo PLC sponsored ADR	9,100	806,169
Dr Pepper Snapple Group, Inc.	34,500	1,339,290
The Coca-Cola Co.	21,800	1,472,154
		4,243,817
Food & Staples Retailing - 2.1%
CVS Caremark Corp.	16,100	672,175
Drogasil SA	55,700	462,254
Wal-Mart Stores, Inc.	18,068	1,108,652
Walgreen Co.	7,600	253,536
Whole Foods Market, Inc.	11,300	836,539
		3,333,156
Food Products - 1.0%
Corn Products International, Inc.	8,400	466,116
Green Mountain Coffee Roasters, Inc. (a)(d)	21,100	1,125,474
		1,591,590
Household Products - 2.4%
Colgate-Palmolive Co.	21,700	1,968,624
Kimberly-Clark Corp.	11,200	801,472
Procter & Gamble Co.	15,800	996,032
		3,766,128
Personal Products - 0.6%
Schiff Nutrition International, Inc. (a)	92,386	985,759
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 1.3%
Altria Group, Inc.	61,600	$ 1,749,440
Japan Tobacco, Inc.	62	304,998
		2,054,438
TOTAL CONSUMER STAPLES		15,974,888
ENERGY - 9.9%
Energy Equipment & Services - 3.0%
Cameron International Corp. (a)	14,700	782,040
Dresser-Rand Group, Inc. (a)	12,800	655,744
Halliburton Co.	38,800	1,427,064
McDermott International, Inc. (a)	11,200	136,192
Noble Corp.	13,800	480,792
Oceaneering International, Inc.	13,900	675,401
Rowan Companies, Inc. (a)	2,200	74,822
Schlumberger Ltd.	7,700	578,809
		4,810,864
Oil, Gas & Consumable Fuels - 6.9%
Alpha Natural Resources, Inc. (a)	7,370	148,284
Amyris, Inc. (a)	23,400	209,898
Apache Corp.	9,000	889,920
Atlas Pipeline Partners, LP	9,500	356,345
BP PLC sponsored ADR	3,829	175,789
Chevron Corp.	9,800	1,010,184
Exxon Mobil Corp.	57,600	4,823,424
Hess Corp.	8,200	461,660
Marathon Petroleum Corp.	14,750	563,745
Occidental Petroleum Corp.	11,300	1,127,401
SM Energy Co.	5,000	362,900
Southwestern Energy Co. (a)	15,500	482,670
Ultra Petroleum Corp. (a)	12,000	288,360
		10,900,580
TOTAL ENERGY		15,711,444
FINANCIALS - 5.3%
Capital Markets - 1.0%
Charles Schwab Corp.	46,200	538,230
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
HFF, Inc. (a)	10,500	$ 148,155
Morgan Stanley	51,600	962,340
		1,648,725
Commercial Banks - 0.6%
SunTrust Banks, Inc.	7,200	148,104
Wells Fargo & Co.	28,400	829,564
		977,668
Consumer Finance - 0.2%
SLM Corp.	20,464	305,937
Diversified Financial Services - 1.1%
Bank of America Corp.	51,600	367,908
Citigroup, Inc.	20,780	638,362
JPMorgan Chase & Co.	20,400	760,920
		1,767,190
Real Estate Investment Trusts - 2.1%
American Tower Corp.	22,400	1,422,624
Big Yellow Group PLC	73,100	322,345
Camden Property Trust (SBI)	3,800	245,100
Corporate Office Properties Trust (SBI)	2,600	62,998
Digital Realty Trust, Inc.	4,500	318,870
Equity Residential (SBI)	6,000	357,300
Extra Space Storage, Inc.	15,800	415,856
Pennsylvania Real Estate Investment Trust (SBI)	18,800	230,864
		3,375,957
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	21,300	411,090
TOTAL FINANCIALS		8,486,567
HEALTH CARE - 10.8%
Biotechnology - 3.6%
Achillion Pharmaceuticals, Inc. (a)	56,600	627,694
ADVENTRX Pharmaceuticals, Inc. (a)(d)	116,174	79,986
ADVENTRX Pharmaceuticals, Inc. warrants 11/16/16 (a)	39,587	3,365
Alexion Pharmaceuticals, Inc. (a)	7,600	583,376
Alkermes PLC (a)	6,200	116,622
Amgen, Inc.	9,100	617,981
Ardea Biosciences, Inc. (a)	11,500	209,185
ARIAD Pharmaceuticals, Inc. (a)	22,700	334,825
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Biogen Idec, Inc. (a)	8,200	$ 966,944
BioMarin Pharmaceutical, Inc. (a)	13,700	488,679
Dynavax Technologies Corp. (a)	68,200	237,336
Gilead Sciences, Inc. (a)	26,600	1,299,144
Theravance, Inc. (a)	12,200	216,428
		5,781,565
Health Care Equipment & Supplies - 1.4%
Covidien PLC	28,700	1,478,050
The Cooper Companies, Inc.	9,200	663,688
		2,141,738
Health Care Providers & Services - 3.0%
Aetna, Inc.	8,100	353,970
Catalyst Health Solutions, Inc. (a)	5,600	306,656
Express Scripts, Inc. (a)	3,024	154,708
Health Net, Inc. (a)	12,900	486,846
Laboratory Corp. of America Holdings (a)	6,450	589,466
McKesson Corp.	10,100	825,372
Medco Health Solutions, Inc. (a)	18,400	1,141,168
UnitedHealth Group, Inc.	3,800	196,802
WellPoint, Inc.	12,000	771,840
		4,826,828
Life Sciences Tools & Services - 0.4%
Illumina, Inc. (a)	12,400	641,824
Pharmaceuticals - 2.4%
AVANIR Pharmaceuticals Class A (a)(d)	27,400	80,556
Elan Corp. PLC sponsored ADR (a)	17,300	235,453
Eli Lilly & Co.	24,200	961,708
GlaxoSmithKline PLC sponsored ADR	17,100	761,634
Merck & Co., Inc.	4,200	160,692
Sanofi-aventis sponsored ADR	21,300	790,869
Shire PLC sponsored ADR	4,000	398,080
Valeant Pharmaceuticals International, Inc. (Canada) (a)	7,600	368,044
		3,757,036
TOTAL HEALTH CARE		17,148,991
INDUSTRIALS - 10.9%
Aerospace & Defense - 2.5%
Raytheon Co.	5,400	259,146
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Rockwell Collins, Inc.	9,100	$ 526,799
Textron, Inc.	25,000	637,000
United Technologies Corp.	32,600	2,554,210
		3,977,155
Airlines - 0.3%
Copa Holdings SA Class A	6,400	436,096
Building Products - 0.1%
Armstrong World Industries, Inc. (a)	5,000	233,500
Construction & Engineering - 3.0%
AECOM Technology Corp. (a)	40,800	933,912
Dycom Industries, Inc. (a)	18,600	397,482
Fluor Corp.	29,600	1,664,704
Jacobs Engineering Group, Inc. (a)	17,200	769,872
MasTec, Inc. (a)	23,300	379,557
Quanta Services, Inc. (a)	33,160	716,256
		4,861,783
Electrical Equipment - 0.9%
GrafTech International Ltd. (a)	14,800	243,016
Regal-Beloit Corp.	14,100	800,457
Schneider Electric SA	5,200	322,928
		1,366,401
Industrial Conglomerates - 0.9%
Danaher Corp.	28,100	1,475,531
Machinery - 2.3%
Cummins, Inc.	18,200	1,892,800
Ingersoll-Rand PLC	29,800	1,041,212
Joy Global, Inc.	5,041	457,168
Manitowoc Co., Inc.	26,600	357,504
		3,748,684
Road & Rail - 0.6%
Union Pacific Corp.	8,100	925,911
Trading Companies & Distributors - 0.3%
WESCO International, Inc. (a)	6,700	421,296
TOTAL INDUSTRIALS		17,446,357
INFORMATION TECHNOLOGY - 30.4%
Communications Equipment - 4.1%
Acme Packet, Inc. (a)	1,500	43,845
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Motorola Solutions, Inc.	48,300	$ 2,241,603
Polycom, Inc. (a)	62,013	1,237,159
QUALCOMM, Inc.	52,800	3,105,696
		6,628,303
Computers & Peripherals - 7.9%
Apple, Inc. (a)	26,600	12,142,369
SanDisk Corp. (a)	8,600	394,568
		12,536,937
Electronic Equipment & Components - 0.6%
Arrow Electronics, Inc. (a)	9,300	383,997
TE Connectivity Ltd.	14,900	508,090
		892,087
Internet Software & Services - 4.5%
Akamai Technologies, Inc. (a)	3,400	109,650
Baidu.com, Inc. sponsored ADR (a)	4,100	522,832
eBay, Inc. (a)	29,000	916,400
Facebook, Inc. Class B (e)	6,574	164,350
Google, Inc. Class A (a)	7,600	4,408,836
Rackspace Hosting, Inc. (a)(d)	26,404	1,146,198
		7,268,266
IT Services - 3.2%
Accenture PLC Class A	9,500	544,730
Cognizant Technology Solutions Corp. Class A (a)	33,100	2,374,925
International Business Machines Corp.	5,400	1,040,040
Virtusa Corp. (a)	20,300	324,597
Visa, Inc. Class A	8,600	865,504
		5,149,796
Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	11,700	457,821
ASML Holding NV	13,600	584,664
Atmel Corp. (a)	35,800	347,618
Avago Technologies Ltd.	11,400	386,916
Broadcom Corp. Class A	29,200	1,002,728
Cymer, Inc. (a)	3,800	189,202
Freescale Semiconductor Holdings I Ltd.	25,500	407,235
NVIDIA Corp. (a)	37,700	556,829
NXP Semiconductors NV (a)	18,800	399,124
		4,332,137
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 7.4%
Aspen Technology, Inc. (a)	8,700	$ 156,687
Citrix Systems, Inc. (a)	13,600	886,856
Informatica Corp. (a)	11,600	490,680
Intuit, Inc.	7,100	400,724
Microsoft Corp.	106,400	3,141,992
Oracle Corp.	117,800	3,321,960
Red Hat, Inc. (a)	14,100	653,817
salesforce.com, Inc. (a)	13,150	1,535,920
Solera Holdings, Inc.	13,400	640,118
VMware, Inc. Class A (a)	5,700	520,239
		11,748,993
TOTAL INFORMATION TECHNOLOGY		48,556,519
MATERIALS - 5.5%
Chemicals - 2.9%
Air Products & Chemicals, Inc.	7,900	695,437
Ashland, Inc.	9,900	624,294
LyondellBasell Industries NV Class A	15,600	672,360
Monsanto Co.	20,800	1,706,640
Sigma Aldrich Corp.	5,000	340,200
The Mosaic Co.	11,200	626,864
		4,665,795
Construction Materials - 0.5%
Eagle Materials, Inc.	13,300	391,153
Martin Marietta Materials, Inc. (d)	4,300	354,793
		745,946
Metals & Mining - 2.1%
Commercial Metals Co.	42,100	603,714
Freeport-McMoRan Copper & Gold, Inc.	14,000	646,940
Goldcorp, Inc.	8,500	411,119
Ivanhoe Mines Ltd. (a)	21,600	348,314
Kinross Gold Corp.	28,800	325,409
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp.	10,400	$ 639,392
Nucor Corp.	9,000	400,410
		3,375,298
TOTAL MATERIALS		8,787,039
TOTAL COMMON STOCKS (Cost $145,129,252)		157,081,466
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.12% (b)	2,950,174	2,950,174
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	1,108,700	1,108,700
TOTAL MONEY MARKET FUNDS (Cost $4,058,874)		4,058,874
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $149,188,126)		161,140,340
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(1,609,392)
NET ASSETS - 100%		$ 159,530,948
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $164,350 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 164,398
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,819
Fidelity Securities Lending Cash Central Fund	117,589
Total	$ 120,408
Other Information

The following is a summary of the inputs used, as of January 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 24,969,661	$ 24,969,661	$ -	$ -
Consumer Staples	15,974,888	15,348,684	626,204	-
Energy	15,711,444	15,711,444	-	-
Financials	8,486,567	8,486,567	-	-
Health Care	17,148,991	17,145,626	3,365	-
Industrials	17,446,357	17,446,357	-	-
Information Technology	48,556,519	48,392,169	-	164,350
Materials	8,787,039	8,787,039	-	-
Money Market Funds	4,058,874	4,058,874	-	-
Total Investments in Securities:	$ 161,140,340	$ 160,346,421	$ 629,569	$ 164,350
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(48)
Cost of Purchases	164,398
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 164,350
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2012	$ (48)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.8%
Ireland	2.1%
United Kingdom	1.3%
Canada	1.1%
Netherlands	1.1%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012
Assets
Investment in securities, at value (including securities loaned of $1,094,516) - See accompanying schedule: Unaffiliated issuers (cost $145,129,252)	$ 157,081,466
Fidelity Central Funds (cost $4,058,874)	4,058,874
Total Investments (cost $149,188,126)		$ 161,140,340
Receivable for investments sold		5,278,512
Receivable for fund shares sold		271,984
Dividends receivable		235,536
Distributions receivable from Fidelity Central Funds		10,276
Prepaid expenses		405
Other receivables		2,460
Total assets		166,939,513

Liabilities
Payable to custodian bank	$ 671
Payable for investments purchased	5,975,137
Payable for fund shares redeemed	175,059
Accrued management fee	51,732
Distribution and service plan fees payable	11,091
Other affiliated payables	37,996
Other payables and accrued expenses	48,179
Collateral on securities loaned, at value	1,108,700
Total liabilities		7,408,565

Net Assets		$ 159,530,948
Net Assets consist of:
Paid in capital		$ 165,601,509
Accumulated net investment loss		(77,636)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,944,865)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		11,951,940
Net Assets		$ 159,530,948

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,727,146 ÷ 1,242,973 shares)	$ 10.24

Maximum offering price per share (100/94.25 of $10.24)	$ 10.86
Class T: Net Asset Value and redemption price per share ($5,875,821 ÷ 578,912 shares)	$ 10.15

Maximum offering price per share (100/96.50 of $10.15)	$ 10.52
Class B: Net Asset Value and offering price per share ($1,609,864 ÷ 161,089 shares)A	$ 9.99

Class C: Net Asset Value and offering price per share ($6,061,163 ÷ 610,197 shares)A	$ 9.93

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($132,122,527 ÷ 12,748,910 shares)	$ 10.36

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,134,427 ÷ 108,984 shares)	$ 10.41

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2012
Investment Income
Dividends		$ 1,259,704
Income from Fidelity Central Funds (including $117,589 from security lending)		120,408
Total income		1,380,112

Expenses
Management fee Basic fee	$ 848,727
Performance adjustment	(120,450)
Transfer agent fees	402,876
Distribution and service plan fees	128,629
Accounting and security lending fees	59,836
Custodian fees and expenses	24,423
Independent trustees' compensation	879
Registration fees	69,466
Audit	54,122
Legal	479
Miscellaneous	1,272
Total expenses before reductions	1,470,259
Expense reductions	(8,950)	1,461,309
Net investment income (loss)		(81,197)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,082,876
Foreign currency transactions	(20,849)
Total net realized gain (loss)		18,062,027
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,509,979)
Assets and liabilities in foreign currencies	(339)
Total change in net unrealized appreciation (depreciation)		(12,510,318)
Net gain (loss)		5,551,709
Net increase (decrease) in net assets resulting from operations		$ 5,470,512

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (81,197)	$ (93,801)
Net realized gain (loss)	18,062,027	9,819,924
Change in net unrealized appreciation (depreciation)	(12,510,318)	19,527,853
Net increase (decrease) in net assets resulting from operations	5,470,512	29,253,976
Share transactions - net increase (decrease)	17,565,380	1,733,380
Total increase (decrease) in net assets	23,035,892	30,987,356

Net Assets
Beginning of period	136,495,056	105,507,700
End of period (including accumulated net investment loss of $77,636 and accumulated net investment loss of $5,902, respectively)	$ 159,530,948	$ 136,495,056

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.84	$ 7.64	$ 6.12	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.03)	(.02)	.01	.02	(.03)
Net realized and unrealized gain (loss)	.43	2.22	1.53	(3.71)	(.72)
Total from investment operations	.40	2.20	1.54	(3.69)	(.75)
Distributions from net investment income	-	-	(.02)	(.04)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	(.02)	(.04)	(1.25)
Net asset value, end of period	$ 10.24	$ 9.84	$ 7.64	$ 6.12	$ 9.85
Total Return B,C,D	4.07%	28.80%	25.14%	(37.49)%	(6.99)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.17%	1.12%	1.07%	1.01%	1.20% A
Expenses net of fee waivers, if any	1.17%	1.12%	1.07%	1.01%	1.20% A
Expenses net of all reductions	1.16%	1.12%	1.06%	1.01%	1.20% A
Net investment income (loss)	(.26)%	(.28)%	.08%	.20%	(.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,727	$ 6,669	$ 3,805	$ 2,159	$ 1,302
Portfolio turnover rate G	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.78	$ 7.61	$ 6.11	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.05)	(.05)	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	.42	2.22	1.52	(3.70)	(.69)
Total from investment operations	.37	2.17	1.50	(3.71)	(.75)
Distributions from net investment income	-	-	- J	(.03)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	- J	(.03)	(1.25)
Net asset value, end of period	$ 10.15	$ 9.78	$ 7.61	$ 6.11	$ 9.85
Total Return B,C,D	3.78%	28.52%	24.60%	(37.71)%	(7.05)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.44%	1.42%	1.38%	1.31%	1.47% A
Expenses net of fee waivers, if any	1.44%	1.42%	1.38%	1.31%	1.47% A
Expenses net of all reductions	1.44%	1.42%	1.36%	1.31%	1.47% A
Net investment income (loss)	(.53)%	(.58)%	(.23)%	(.10)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,876	$ 2,900	$ 1,548	$ 820	$ 1,097
Portfolio turnover rate G	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.68	$ 7.57	$ 6.09	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.10)	(.09)	(.05)	(.05)	(.12)
Net realized and unrealized gain (loss)	.41	2.20	1.53	(3.69)	(.70)
Total from investment operations	.31	2.11	1.48	(3.74)	(.82)
Distributions from net realized gain	-	-	-	- J	(1.20)
Total distributions	-	-	-	- J	(1.20)
Net asset value, end of period	$ 9.99	$ 9.68	$ 7.57	$ 6.09	$ 9.83
Total Return B,C,D	3.20%	27.87%	24.30%	(38.01)%	(7.62)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.92%	1.87%	1.82%	1.76%	1.99% A
Expenses net of fee waivers, if any	1.92%	1.87%	1.82%	1.76%	1.99% A
Expenses net of all reductions	1.92%	1.87%	1.80%	1.76%	1.99% A
Net investment income (loss)	(1.01)%	(1.03)%	(.67)%	(.56)%	(1.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,610	$ 2,143	$ 1,466	$ 815	$ 543
Portfolio turnover rate G	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 7.52	$ 6.06	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.10)	(.09)	(.05)	(.04)	(.11)
Net realized and unrealized gain (loss)	.41	2.19	1.51	(3.69)	(.70)
Total from investment operations	.31	2.10	1.46	(3.73)	(.81)
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	-	-	-	-	(1.22)
Total distributions	-	-	-	(.03)	(1.22)
Net asset value, end of period	$ 9.93	$ 9.62	$ 7.52	$ 6.06	$ 9.82
Total Return B,C,D	3.22%	27.93%	24.09%	(37.98)%	(7.54)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.92%	1.87%	1.82%	1.77%	1.96% A
Expenses net of fee waivers, if any	1.92%	1.87%	1.82%	1.77%	1.96% A
Expenses net of all reductions	1.91%	1.87%	1.80%	1.77%	1.96% A
Net investment income (loss)	(1.00)%	(1.03)%	(.67)%	(.57)%	(1.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,061	$ 3,623	$ 1,917	$ 1,441	$ 945
Portfolio turnover rate G	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 9.93	$ 7.69	$ 6.15	$ 9.89	$ 11.92
Income from Investment Operations
Net investment income (loss) B	- F	- F	.02	.04	(.01)
Net realized and unrealized gain (loss)	.43	2.24	1.55	(3.73)	(.77)
Total from investment operations	.43	2.24	1.57	(3.69)	(.78)
Distributions from net investment income	-	-	(.03)	(.05)	-
Distributions from net realized gain	-	-	-	-	(1.25)
Total distributions	-	-	(.03)	(.05)	(1.25)
Net asset value, end of period	$ 10.36	$ 9.93	$ 7.69	$ 6.15	$ 9.89
Total Return A	4.33%	29.13%	25.50%	(37.36)%	(7.26)%
Ratios to Average Net Assets C,E
Expenses before reductions	.88%	.87%	.81%	.75%	1.03%
Expenses net of fee waivers, if any	.88%	.87%	.81%	.74%	.99%
Expenses net of all reductions	.87%	.86%	.80%	.74%	.98%
Net investment income (loss)	.04%	(.02)%	.34%	.47%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 132,123	$ 120,671	$ 96,661	$ 85,332	$ 147,864
Portfolio turnover rate D	108%	126%	342%	355%	428%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.97	$ 7.72	$ 6.18	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss) D	.01	- I	.03	.04	- I
Net realized and unrealized gain (loss)	.43	2.25	1.54	(3.72)	(.70)
Total from investment operations	.44	2.25	1.57	(3.68)	(.70)
Distributions from net investment income	-	-	(.03)	(.02)	-
Distributions from net realized gain	-	-	-	-	(1.27)
Total distributions	-	-	(.03)	(.02)	(1.27)
Net asset value, end of period	$ 10.41	$ 9.97	$ 7.72	$ 6.18	$ 9.88
Total Return B,C	4.41%	29.15%	25.42%	(37.29)%	(6.64)%
Ratios to Average Net Assets E,H
Expenses before reductions	.83%	.86%	.76%	.68%	.88% A
Expenses net of fee waivers, if any	.83%	.86%	.76%	.68%	.88% A
Expenses net of all reductions	.82%	.86%	.74%	.68%	.88% A
Net investment income (loss)	.08%	(.02)%	.39%	.52%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,134	$ 488	$ 111	$ 277	$ 386
Portfolio turnover rate F	108%	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2012, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,492,743
Gross unrealized depreciation	(4,791,500)
Net unrealized appreciation (depreciation) on securities and other investments	$ 11,701,243

Tax Cost	$ 149,439,097

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (17,693,894)
Net unrealized appreciation (depreciation)	$ 11,700,969

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (9,033,793)
2018	(8,660,101)
Total with expiration	$ (17,693,894)

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $180,252,655 and $164,331,765, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .48% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 23,137	$ 1,159
Class T	.25%	.25%	32,142	74
Class B	.75%	.25%	18,858	14,160
Class C	.75%	.25%	54,492	18,363
			$ 128,629	$ 33,756

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 18,472
Class T	4,858
Class B*	4,504
Class C*	1,771
$ 29,605

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 27,845.30
Class T	21,166.33
Class B	5,704.30
Class C	16,244.30
Large Cap Growth	329,390.26
Institutional Class	2,527.21
	$ 402,876

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,944 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $441 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $8,950 for the period.

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Class A
Shares sold	943,999	361,056	$ 9,391,213	$ 3,185,180
Shares redeemed	(378,889)	(181,389)	(3,682,555)	(1,535,053)
Net increase (decrease)	565,110	179,667	$ 5,708,658	$ 1,650,127
Class T
Shares sold	899,142	140,930	$ 9,125,430	$ 1,207,937
Shares redeemed	(616,824)	(47,579)	(6,053,114)	(408,587)
Net increase (decrease)	282,318	93,351	$ 3,072,316	$ 799,350
Class B
Shares sold	19,634	79,473	$ 195,465	$ 702,050
Shares redeemed	(80,066)	(51,655)	(776,888)	(431,055)
Net increase (decrease)	(60,432)	27,818	$ (581,423)	$ 270,995
Class C
Shares sold	689,847	213,157	$ 6,821,638	$ 1,855,577
Shares redeemed	(456,431)	(91,191)	(4,462,829)	(750,591)
Net increase (decrease)	233,416	121,966	$ 2,358,809	$ 1,104,986
Large Cap Growth
Shares sold	6,389,996	4,390,498	$ 64,463,259	$ 38,539,310
Shares redeemed	(5,795,048)	(4,808,945)	(58,191,405)	(40,933,269)
Net increase (decrease)	594,948	(418,447)	$ 6,271,854	$ (2,393,959)
Institutional Class
Shares sold	185,823	46,417	$ 1,915,796	$ 398,963
Shares redeemed	(125,753)	(11,923)	(1,180,630)	(97,082)
Net increase (decrease)	60,070	34,494	$ 735,166	$ 301,881

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as a Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCGI-UANN-0312
1.900735.102

(Fidelity Investment logo)(registered trademark)

Fidelity®
Mid Cap Growth
Fund

Annual Report

January 31, 2012

(Fidelity Cover Art)

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid Cap Growth Fund	-1.82%	-1.52%	3.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Growth Fund, a class of the fund, on January 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Steven Calhoun, Portfolio Manager of Fidelity® Mid Cap Growth Fund: During the year, the fund's Retail Class shares returned -1.82%, well behind the 3.42% gain of the Russell Midcap® Growth Index. Versus the index, unrewarding stock selection and a sizable overweighting in the weak-performing energy sector materially hurt the fund's performance, as did stock picking and an underweighting in the strong-performing consumer discretionary sector. China-based seed supplier Origin Agritech, our largest individual detractor, declined against the backdrop of tighter credit and weak stock market conditions in China, among other factors. Two producers of metallurgical coal, Alpha Natural Resources and Walter Energy, also dampened performance. Conversely, stock picking in health care aided performance, while positioning in information technology also helped. The shares of biopharmaceutical firm Inhibitex, the fund's top contributor, benefited from favorable test results for one of its hepatitis C drugs and from a lucrative buyout offer received by the company in January. I sold Inhibitex during the period. Also aiding performance were Idenix Pharmaceuticals and nitrogen fertilizer producer CVR Partners. Most of the stocks I've mentioned in this report were out-of-index holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Class A	1.03%
Actual		$ 1,000.00	$ 951.20	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Class T	1.33%
Actual		$ 1,000.00	$ 949.90	$ 6.54
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class B	1.77%
Actual		$ 1,000.00	$ 948.20	$ 8.69
HypotheticalA		$ 1,000.00	$ 1,016.28	$ 9.00
Class C	1.78%
Actual		$ 1,000.00	$ 948.20	$ 8.74
HypotheticalA		$ 1,000.00	$ 1,016.23	$ 9.05
Mid Cap Growth	.77%
Actual		$ 1,000.00	$ 953.10	$ 3.79
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Institutional Class	.65%
Actual		$ 1,000.00	$ 954.00	$ 3.20
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
CF Industries Holdings, Inc.	2.6	4.0
Cyberonics, Inc.	2.2	1.5
Potash Corp. of Saskatchewan, Inc.	2.1	0.0
The Mosaic Co.	2.0	1.1
Idenix Pharmaceuticals, Inc.	1.9	0.7
Heckmann Corp.	1.9	1.2
ArthroCare Corp.	1.9	1.4
CNH Global NV	1.7	1.1
Citrix Systems, Inc.	1.6	0.7
CVR Partners LP	1.6	1.6
	19.5
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.1	18.6
Health Care	16.5	15.4
Consumer Discretionary	16.5	15.5
Energy	14.1	17.7
Materials	12.3	11.9
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks 96.4%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 3.6%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	14.3%	** Foreign investments	15.5%

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
CONSUMER DISCRETIONARY - 16.5%
Automobiles - 0.8%
Tesla Motors, Inc. (a)(d)	71,900	$ 2,090,133
Diversified Consumer Services - 1.1%
Weight Watchers International, Inc. (d)	40,500	3,083,265
Hotels, Restaurants & Leisure - 2.2%
BJ's Restaurants, Inc. (a)	26,900	1,345,807
Buffalo Wild Wings, Inc. (a)(d)	20,200	1,344,512
Panera Bread Co. Class A (a)	12,000	1,779,000
Texas Roadhouse, Inc. Class A	96,100	1,456,876
		5,926,195
Media - 1.0%
Discovery Communications, Inc. (a)	63,700	2,731,456
Multiline Retail - 1.0%
Dollar Tree, Inc. (a)	32,600	2,764,806
Specialty Retail - 4.0%
Abercrombie & Fitch Co. Class A	39,000	1,791,660
Body Central Corp. (a)	62,500	1,680,000
Limited Brands, Inc.	74,400	3,114,384
Tractor Supply Co.	33,700	2,721,949
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	21,700	1,653,974
		10,961,967
Textiles, Apparel & Luxury Goods - 6.4%
Liz Claiborne, Inc. (a)(d)	341,000	3,171,300
Michael Kors Holdings Ltd.	51,300	1,587,735
PVH Corp.	41,300	3,187,947
Ralph Lauren Corp.	25,000	3,800,000
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	35,500	2,826,510
Warnaco Group, Inc. (a)	49,400	2,877,550
		17,451,042
TOTAL CONSUMER DISCRETIONARY		45,008,864
CONSUMER STAPLES - 3.4%
Beverages - 0.6%
Monster Beverage Corp. (a)	15,500	1,619,905
Food & Staples Retailing - 1.1%
Whole Foods Market, Inc.	39,700	2,938,991
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 1.3%
Green Mountain Coffee Roasters, Inc. (a)(d)	48,300	$ 2,576,322
Origin Agritech Ltd. (a)(d)	375,069	888,914
		3,465,236
Tobacco - 0.4%
Lorillard, Inc.	11,600	1,245,724
TOTAL CONSUMER STAPLES		9,269,856
ENERGY - 14.1%
Energy Equipment & Services - 5.5%
Cameron International Corp. (a)	82,300	4,378,360
Dresser-Rand Group, Inc. (a)	57,200	2,930,356
Heckmann Corp. (a)(d)	1,022,900	5,227,019
Rowan Companies, Inc. (a)	77,300	2,628,973
		15,164,708
Oil, Gas & Consumable Fuels - 8.6%
Alpha Natural Resources, Inc. (a)	213,500	4,295,620
Amyris, Inc. (a)(d)	85,100	763,347
Bumi PLC	173,710	2,381,773
Cabot Oil & Gas Corp.	85,200	2,717,880
EV Energy Partners LP	42,500	2,835,600
EXCO Resources, Inc.	150,200	1,180,572
Genel Energy PLC	46,900	629,012
Oasis Petroleum, Inc. (a)(d)	83,400	2,813,916
QEP Resources, Inc.	94,800	2,715,072
Range Resources Corp.	37,500	2,157,000
Solazyme, Inc. (d)	76,000	883,120
		23,372,912
TOTAL ENERGY		38,537,620
FINANCIALS - 1.0%
Real Estate Management & Development - 1.0%
Altisource Portfolio Solutions SA (a)	50,900	2,722,641
HEALTH CARE - 16.5%
Biotechnology - 7.5%
Alexion Pharmaceuticals, Inc. (a)	36,300	2,786,388
Human Genome Sciences, Inc. (a)(d)	304,500	2,996,280
Idenix Pharmaceuticals, Inc. (a)(d)	398,800	5,339,932
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
InterMune, Inc. (a)	163,500	$ 2,452,500
Theravance, Inc. (a)	85,900	1,523,866
United Therapeutics Corp. (a)	57,600	2,832,768
Vertex Pharmaceuticals, Inc. (a)	73,100	2,701,045
		20,632,779
Health Care Equipment & Supplies - 7.7%
ArthroCare Corp. (a)	164,479	5,084,046
Cyberonics, Inc. (a)	180,687	5,872,328
Insulet Corp. (a)	76,800	1,495,296
NuVasive, Inc. (a)	230,231	3,568,581
Zeltiq Aesthetics, Inc. (d)	43,000	516,000
Zoll Medical Corp. (a)	64,300	4,409,694
		20,945,945
Health Care Technology - 0.8%
Merge Healthcare, Inc. (a)	381,032	2,088,055
Life Sciences Tools & Services - 0.5%
Illumina, Inc. (a)	28,000	1,449,280
TOTAL HEALTH CARE		45,116,059
INDUSTRIALS - 11.5%
Aerospace & Defense - 1.1%
BE Aerospace, Inc. (a)	72,000	3,038,400
Building Products - 2.4%
Lennox International, Inc.	77,700	2,812,740
Owens Corning (a)	112,500	3,796,875
		6,609,615
Electrical Equipment - 2.2%
Cooper Industries PLC Class A	55,900	3,304,808
Roper Industries, Inc.	28,300	2,642,937
		5,947,745
Machinery - 4.9%
CNH Global NV (a)	109,600	4,574,704
IDEX Corp.	45,100	1,827,452
Ingersoll-Rand PLC	115,700	4,042,558
WABCO Holdings, Inc. (a)	31,100	1,612,535
Westport Innovations, Inc. (a)(d)	32,000	1,331,200
		13,388,449
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Marine - 0.9%
Kirby Corp. (a)	39,000	$ 2,604,030
TOTAL INDUSTRIALS		31,588,239
INFORMATION TECHNOLOGY - 21.1%
Communications Equipment - 1.5%
Polycom, Inc. (a)	155,000	3,092,250
Riverbed Technology, Inc. (a)	46,000	1,101,240
		4,193,490
Computers & Peripherals - 1.0%
SanDisk Corp. (a)	58,300	2,674,804
Electronic Equipment & Components - 1.6%
Aeroflex Holding Corp. (a)	98,400	1,246,728
Maxwell Technologies, Inc. (a)(d)	149,100	3,050,586
		4,297,314
Internet Software & Services - 2.6%
Blinkx PLC (a)	601,900	635,558
Rackspace Hosting, Inc. (a)	61,061	2,650,658
Velti PLC (a)	104,400	913,500
VeriSign, Inc.	82,600	3,061,156
		7,260,872
IT Services - 1.1%
Cognizant Technology Solutions Corp. Class A (a)	42,100	3,020,675
Semiconductors & Semiconductor Equipment - 5.1%
ASML Holding NV	64,400	2,768,556
Ceva, Inc. (a)	74,690	2,017,377
Freescale Semiconductor Holdings I Ltd. (d)	100,120	1,598,916
KLA-Tencor Corp.	55,700	2,847,941
NVIDIA Corp. (a)	200,000	2,954,000
NXP Semiconductors NV (a)	82,400	1,749,352
		13,936,142
Software - 8.2%
ANSYS, Inc. (a)	54,200	3,278,558
Ariba, Inc. (a)	50,900	1,389,570
Autodesk, Inc. (a)	83,800	3,016,800
Check Point Software Technologies Ltd. (a)	48,500	2,730,065
Citrix Systems, Inc. (a)	69,800	4,551,658
Informatica Corp. (a)	57,700	2,440,710
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Intuit, Inc.	62,300	$ 3,516,212
Nuance Communications, Inc. (a)	54,300	1,548,636
		22,472,209
TOTAL INFORMATION TECHNOLOGY		57,855,506
MATERIALS - 12.3%
Chemicals - 10.0%
CF Industries Holdings, Inc.	40,200	7,130,676
CVR Partners LP	147,000	4,420,290
Monsanto Co.	36,000	2,953,800
Potash Corp. of Saskatchewan, Inc.	122,000	5,715,841
Rentech Nitrogen Partners LP	71,800	1,642,066
The Mosaic Co.	99,000	5,541,030
		27,403,703
Metals & Mining - 2.3%
First Quantum Minerals Ltd.	91,600	2,006,019
Ivanhoe Mines Ltd. (a)	80,000	1,290,052
Walter Energy, Inc.	42,800	2,958,764
		6,254,835
TOTAL MATERIALS		33,658,538
TOTAL COMMON STOCKS (Cost $257,242,067)		263,757,323
Money Market Funds - 13.2%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	9,582,886	$ 9,582,886
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	26,509,425	26,509,425
TOTAL MONEY MARKET FUNDS (Cost $36,092,311)		36,092,311
TOTAL INVESTMENT PORTFOLIO - 109.6% (Cost $293,334,378)		299,849,634
NET OTHER ASSETS (LIABILITIES) - (9.6)%		(26,344,418)
NET ASSETS - 100%		$ 273,505,216
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,926
Fidelity Securities Lending Cash Central Fund	63,571
Total	$ 69,497
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.7%
Canada	3.8%
Netherlands	3.3%
Ireland	2.7%
United Kingdom	1.3%
Israel	1.0%
Luxembourg	1.0%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012
Assets
Investment in securities, at value (including securities loaned of $25,637,049) - See accompanying schedule: Unaffiliated issuers (cost $257,242,067)	$ 263,757,323
Fidelity Central Funds (cost $36,092,311)	36,092,311
Total Investments (cost $293,334,378)		$ 299,849,634
Cash		14,594
Receivable for investments sold		812,984
Receivable for fund shares sold		641,814
Dividends receivable		52,005
Distributions receivable from Fidelity Central Funds		13,374
Prepaid expenses		769
Other receivables		10,957
Total assets		301,396,131

Liabilities
Payable for investments purchased	$ 807,378
Payable for fund shares redeemed	361,905
Accrued management fee	83,493
Distribution and service plan fees payable	8,006
Other affiliated payables	72,265
Other payables and accrued expenses	48,443
Collateral on securities loaned, at value	26,509,425
Total liabilities		27,890,915

Net Assets		$ 273,505,216
Net Assets consist of:
Paid in capital		$ 288,221,632
Accumulated net investment loss		(175,072)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,056,187)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,514,843
Net Assets		$ 273,505,216

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,062,388 ÷ 819,755 shares)	$ 12.27

Maximum offering price per share (100/94.25 of $12.27)	$ 13.02
Class T: Net Asset Value and redemption price per share ($4,026,356 ÷ 331,578 shares)	$ 12.14

Maximum offering price per share (100/96.50 of $12.14)	$ 12.58
Class B: Net Asset Value and offering price per share ($672,679 ÷ 56,498 shares)A	$ 11.91

Class C: Net Asset Value and offering price per share ($4,905,419 ÷ 411,831 shares)A	$ 11.91

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($252,123,962 ÷ 20,333,934 shares)	$ 12.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,714,412 ÷ 137,975 shares)	$ 12.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2012
Investment Income
Dividends		$ 1,698,443
Income from Fidelity Central Funds		69,497
Total income		1,767,940

Expenses
Management fee Basic fee	$ 1,652,976
Performance adjustment	(464,170)
Transfer agent fees	852,587
Distribution and service plan fees	99,382
Accounting and security lending fees	117,602
Custodian fees and expenses	26,283
Independent trustees' compensation	1,733
Registration fees	68,351
Audit	68,420
Legal	1,003
Miscellaneous	2,622
Total expenses before reductions	2,426,789
Expense reductions	(42,474)	2,384,315
Net investment income (loss)		(616,375)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,763,675
Foreign currency transactions	26,304
Total net realized gain (loss)		26,789,979
Change in net unrealized appreciation (depreciation) on: Investment securities	(34,576,049)
Assets and liabilities in foreign currencies	121
Total change in net unrealized appreciation (depreciation)		(34,575,928)
Net gain (loss)		(7,785,949)
Net increase (decrease) in net assets resulting from operations		$ (8,402,324)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (616,375)	$ (751,163)
Net realized gain (loss)	26,789,979	49,618,736
Change in net unrealized appreciation (depreciation)	(34,575,928)	25,698,331
Net increase (decrease) in net assets resulting from operations	(8,402,324)	74,565,904
Distributions to shareholders from net realized gain	-	(88,063)
Share transactions - net increase (decrease)	(44,807,582)	29,630,097
Redemption fees	17,787	11,919
Total increase (decrease) in net assets	(53,192,119)	104,119,857

Net Assets
Beginning of period	326,697,335	222,577,478
End of period (including accumulated net investment loss of $175,072 and accumulated net investment loss of $0, respectively)	$ 273,505,216	$ 326,697,335

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 9.38	$ 6.38	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss)E	(.05)	(.06)	(.03)	.03	(.05)
Net realized and unrealized gain (loss)	(.21)	3.21	3.03	(5.79)	(1.30)
Total from investment operations	(.26)	3.15	3.00	(5.76)	(1.35)
Distributions from net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	-	-	-	(.79)
Total distributions	-	-	-	(.05)	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 12.27	$ 12.53	$ 9.38	$ 6.38	$ 12.19
Total ReturnB,C,D	(2.08)%	33.58%	47.02%	(47.25)%	(9.95)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.04%	1.04%	.95%	.95%	1.10% A
Expenses net of fee waivers, if any	1.04%	1.04%	.95%	.95%	1.10% A
Expenses net of all reductions	1.03%	1.03%	.93%	.94%	1.10% A
Net investment income (loss)	(.43)%	(.52)%	(.30)%	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,062	$ 10,751	$ 6,095	$ 1,623	$ 1,936
Portfolio turnover rate G	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 9.33	$ 6.37	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.09)	(.09)	(.05)	- K	(.09)
Net realized and unrealized gain (loss)	(.20)	3.19	3.01	(5.75)	(1.31)
Total from investment operations	(.29)	3.10	2.96	(5.75)	(1.40)
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	-	(.79)
Total distributions	-	-	-	(.02)	(.79)
Redemption fees added to paid in capital E,K	-	-	-	-	-
Net asset value, end of period	$ 12.14	$ 12.43	$ 9.33	$ 6.37	$ 12.14
Total Return B,C,D	(2.33)%	33.23%	46.47%	(47.37)%	(10.30)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.34%	1.34%	1.26%	1.23%	1.36% A
Expenses net of fee waivers, if any	1.34%	1.34%	1.26%	1.23%	1.36% A
Expenses net of all reductions	1.33%	1.33%	1.23%	1.22%	1.36% A
Net investment income (loss)	(.73)%	(.81)%	(.61)%	.00% H	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,026	$ 3,205	$ 2,100	$ 790	$ 591
Portfolio turnover rate G	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 9.23	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.14)	(.13)	(.09)	(.05)	(.16)
Net realized and unrealized gain (loss)	(.20)	3.15	2.99	(5.71)	(1.29)
Total from investment operations	(.34)	3.02	2.90	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	-	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 11.91	$ 12.25	$ 9.23	$ 6.33	$ 12.09
Total Return B,C,D	(2.78)%	32.72%	45.81%	(47.64)%	(10.65)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.80%	1.80%	1.70%	1.70%	1.85% A
Expenses net of fee waivers, if any	1.80%	1.80%	1.70%	1.70%	1.85% A
Expenses net of all reductions	1.78%	1.79%	1.67%	1.69%	1.85% A
Net investment income (loss)	(1.19)%	(1.27)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 673	$ 812	$ 1,059	$ 245	$ 414
Portfolio turnover rate G	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 9.24	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss)E	(.14)	(.13)	(.09)	(.04)	(.15)
Net realized and unrealized gain (loss)	(.20)	3.14	3.00	(5.72)	(1.30)
Total from investment operations	(.34)	3.01	2.91	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	-	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 11.91	$ 12.25	$ 9.24	$ 6.33	$ 12.09
Total Return B,C,D	(2.78)%	32.58%	45.97%	(47.64)%	(10.65)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.80%	1.79%	1.70%	1.69%	1.85% A
Expenses net of fee waivers, if any	1.80%	1.79%	1.70%	1.69%	1.85% A
Expenses net of all reductions	1.79%	1.78%	1.68%	1.68%	1.85% A
Net investment income (loss)	(1.19)%	(1.26)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,905	$ 4,852	$ 2,029	$ 699	$ 697
Portfolio turnover rate G	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Growth

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 9.43	$ 6.40	$ 12.21	$ 14.31
Income from Investment Operations
Net investment income (loss) B	(.02)	(.03)	- F	.06	(.02)
Net realized and unrealized gain (loss)	(.21)	3.23	3.03	(5.81)	(1.29)
Total from investment operations	(.23)	3.20	3.03	(5.75)	(1.31)
Distributions from net investment income	-	-	-	(.06)	-
Distributions from net realized gain	-	- F	- F	-	(.79)
Total distributions	-	- F	- F	(.06)	(.79)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 12.40	$ 12.63	$ 9.43	$ 6.40	$ 12.21
Total Return A	(1.82)%	33.99%	47.37%	(47.09)%	(9.68)%
Ratios to Average Net Assets C,E
Expenses before reductions	.79%	.79%	.70%	.69%	.83%
Expenses net of fee waivers, if any	.79%	.79%	.70%	.68%	.81%
Expenses net of all reductions	.77%	.78%	.67%	.67%	.81%
Net investment income (loss)	(.17)%	(.26)%	(.05)%	.55%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 252,124	$ 306,238	$ 211,006	$ 137,633	$ 301,225
Portfolio turnover rate D	160%	143%	249%	220%	245%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 9.43	$ 6.40	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	(.01)	(.02)	- I	.07	- I
Net realized and unrealized gain (loss)	(.20)	3.24	3.04	(5.82)	(1.32)
Total from investment operations	(.21)	3.22	3.04	(5.75)	(1.32)
Distributions from net investment income	-	-	-	(.07)	-
Distributions from net realized gain	-	(.01)	(.01)	-	(.79)
Total distributions	-	(.01)	(.01)	(.07)	(.79)
Redemption fees added to paid in capital D,I	-	-	-	-	-
Net asset value, end of period	$ 12.43	$ 12.64	$ 9.43	$ 6.40	$ 12.22
Total Return B,C	(1.66)%	34.10%	47.54%	(47.09)%	(9.74)%
Ratios to Average Net Assets E,H
Expenses before reductions	.68%	.70%	.61%	.59%	.72% A
Expenses net of fee waivers, if any	.68%	.70%	.61%	.59%	.72% A
Expenses net of all reductions	.67%	.69%	.59%	.59%	.72% A
Net investment income (loss)	(.07)%	(.18)%	.03%	.64%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,714	$ 839	$ 288	$ 109	$ 182
Portfolio turnover rate F	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

1. Organization.

Fidelity Mid Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Growth, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

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3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 30,768,647
Gross unrealized depreciation	(24,933,919)
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,834,728

Tax Cost	$ 294,014,906

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (19,613,163)
Net unrealized appreciation (depreciation)	$ 5,834,315

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (19,613,163)

The tax character of distributions paid was as follows:

	January 31, 2012	January 31, 2011
Ordinary Income	$ -	$ 88,063

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

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Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $471,825,166 and $512,877,562, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .40% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Service Fee	Distribution Fee	Total Fees	Retained by FDC
Class A	.25%	-%	$ 26,117	$ 2,070
Class T	.25%	.25%	17,252	1
Class B	.25%	.75%	7,364	5,527
Class C	.25%	.75%	48,649	17,243
			$ 99,382	$ 24,841

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,512
Class T	3,598
Class B*	1,445
Class C*	2,334
$ 16,889

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 30,715.29
Class T	11,926.35
Class B	2,202.30
Class C	14,756.30
Mid Cap Growth	791,113.29
Institutional Class	1,875.18
	$ 852,587

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,007 for the period.

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Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $892 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $63,571. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,474 for the period.

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9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2012	2011
From net realized gain
Mid Cap Growth	$ -	$ 87,897
Institutional Class	-	166
Total	$ -	$ 88,063

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Class A
Shares sold	352,250	583,869	$ 4,351,299	$ 6,535,650
Shares redeemed	(390,419)	(375,849)	(4,756,474)	(3,922,105)
Net increase (decrease)	(38,169)	208,020	$ (405,175)	$ 2,613,545
Class T
Shares sold	133,161	104,201	$ 1,615,612	$ 1,140,251
Shares redeemed	(59,316)	(71,459)	(707,985)	(756,606)
Net increase (decrease)	73,845	32,742	$ 907,627	$ 383,645
Class B
Shares sold	10,854	37,374	$ 133,326	$ 382,359
Shares redeemed	(20,668)	(85,747)	(249,828)	(903,867)
Net increase (decrease)	(9,814)	(48,373)	$ (116,502)	$ (521,508)
Class C
Shares sold	167,010	255,067	$ 2,017,388	$ 2,772,131
Shares redeemed	(151,149)	(78,775)	(1,741,389)	(836,250)
Net increase (decrease)	15,861	176,292	$ 275,999	$ 1,935,881
Mid Cap Growth
Shares sold	6,967,439	9,630,254	$ 85,935,348	$ 108,629,221
Reinvestment of distributions	-	8,231	-	86,426
Shares redeemed	(10,887,596)	(7,764,226)	(132,262,341)	(83,888,689)
Net increase (decrease)	(3,920,157)	1,874,259	$ (46,326,993)	$ 24,826,958
Institutional Class
Shares sold	100,295	66,364	$ 1,204,093	$ 728,116
Reinvestment of distributions	-	13	-	141
Shares redeemed	(28,686)	(30,561)	(346,631)	(336,681)
Net increase (decrease)	71,609	35,816	$ 857,462	$ 391,576

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Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 13, 2012

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Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(envelope graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(envelope graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(envelope graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

MCG-UANN-0312
1.900201.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Mid Cap Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity®
Mid Cap Growth Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-7.71%	-2.92%	2.44%
Class T (incl. 3.50% sales charge) B	-5.75%	-2.76%	2.53%
Class B (incl. contingent deferred sales charge) C	-7.64%	-2.86%	2.67%
Class C (incl. contingent deferred sales charge) D	-3.75%	-2.49%	2.67%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Growth Fund - Class A on January 31, 2002, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Compositer Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Steven Calhoun, Portfolio Manager of Fidelity Advisor® Mid Cap Growth Fund: During the year, the fund's Class A, Class T, Class B and Class C shares returned -2.08%, -2.33%, -2.78% and -2.78%, respectively (excluding sales charges), well behind the 3.42% gain of the Russell Midcap® Growth Index. Versus the index, unrewarding stock selection and a sizable overweighting in the weak-performing energy sector materially hurt the fund's performance, as did stock picking and an underweighting in the strong-performing consumer discretionary sector. China-based seed supplier Origin Agritech, our largest individual detractor, declined against the backdrop of tighter credit and weak stock market conditions in China, among other factors. Two producers of metallurgical coal, Alpha Natural Resources and Walter Energy, also dampened performance. Conversely, stock picking in health care aided performance, while positioning in information technology also helped. The shares of biopharmaceutical firm Inhibitex, the fund's top contributor, benefited from favorable test results for one of its hepatitis C drugs and from a lucrative buyout offer received by the company in January. I sold Inhibitex during the period. Also aiding performance were Idenix Pharmaceuticals and nitrogen fertilizer producer CVR Partners. Most of the stocks I've mentioned in this report were out-of-index holdings.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Class A	1.03%
Actual		$ 1,000.00	$ 951.20	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Class T	1.33%
Actual		$ 1,000.00	$ 949.90	$ 6.54
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class B	1.77%
Actual		$ 1,000.00	$ 948.20	$ 8.69
HypotheticalA		$ 1,000.00	$ 1,016.28	$ 9.00
Class C	1.78%
Actual		$ 1,000.00	$ 948.20	$ 8.74
HypotheticalA		$ 1,000.00	$ 1,016.23	$ 9.05
Mid Cap Growth	.77%
Actual		$ 1,000.00	$ 953.10	$ 3.79
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Institutional Class	.65%
Actual		$ 1,000.00	$ 954.00	$ 3.20
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
CF Industries Holdings, Inc.	2.6	4.0
Cyberonics, Inc.	2.2	1.5
Potash Corp. of Saskatchewan, Inc.	2.1	0.0
The Mosaic Co.	2.0	1.1
Idenix Pharmaceuticals, Inc.	1.9	0.7
Heckmann Corp.	1.9	1.2
ArthroCare Corp.	1.9	1.4
CNH Global NV	1.7	1.1
Citrix Systems, Inc.	1.6	0.7
CVR Partners LP	1.6	1.6
	19.5
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.1	18.6
Health Care	16.5	15.4
Consumer Discretionary	16.5	15.5
Energy	14.1	17.7
Materials	12.3	11.9
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks 96.4%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 3.6%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	14.3%	** Foreign investments	15.5%

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
CONSUMER DISCRETIONARY - 16.5%
Automobiles - 0.8%
Tesla Motors, Inc. (a)(d)	71,900	$ 2,090,133
Diversified Consumer Services - 1.1%
Weight Watchers International, Inc. (d)	40,500	3,083,265
Hotels, Restaurants & Leisure - 2.2%
BJ's Restaurants, Inc. (a)	26,900	1,345,807
Buffalo Wild Wings, Inc. (a)(d)	20,200	1,344,512
Panera Bread Co. Class A (a)	12,000	1,779,000
Texas Roadhouse, Inc. Class A	96,100	1,456,876
		5,926,195
Media - 1.0%
Discovery Communications, Inc. (a)	63,700	2,731,456
Multiline Retail - 1.0%
Dollar Tree, Inc. (a)	32,600	2,764,806
Specialty Retail - 4.0%
Abercrombie & Fitch Co. Class A	39,000	1,791,660
Body Central Corp. (a)	62,500	1,680,000
Limited Brands, Inc.	74,400	3,114,384
Tractor Supply Co.	33,700	2,721,949
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	21,700	1,653,974
		10,961,967
Textiles, Apparel & Luxury Goods - 6.4%
Liz Claiborne, Inc. (a)(d)	341,000	3,171,300
Michael Kors Holdings Ltd.	51,300	1,587,735
PVH Corp.	41,300	3,187,947
Ralph Lauren Corp.	25,000	3,800,000
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	35,500	2,826,510
Warnaco Group, Inc. (a)	49,400	2,877,550
		17,451,042
TOTAL CONSUMER DISCRETIONARY		45,008,864
CONSUMER STAPLES - 3.4%
Beverages - 0.6%
Monster Beverage Corp. (a)	15,500	1,619,905
Food & Staples Retailing - 1.1%
Whole Foods Market, Inc.	39,700	2,938,991
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 1.3%
Green Mountain Coffee Roasters, Inc. (a)(d)	48,300	$ 2,576,322
Origin Agritech Ltd. (a)(d)	375,069	888,914
		3,465,236
Tobacco - 0.4%
Lorillard, Inc.	11,600	1,245,724
TOTAL CONSUMER STAPLES		9,269,856
ENERGY - 14.1%
Energy Equipment & Services - 5.5%
Cameron International Corp. (a)	82,300	4,378,360
Dresser-Rand Group, Inc. (a)	57,200	2,930,356
Heckmann Corp. (a)(d)	1,022,900	5,227,019
Rowan Companies, Inc. (a)	77,300	2,628,973
		15,164,708
Oil, Gas & Consumable Fuels - 8.6%
Alpha Natural Resources, Inc. (a)	213,500	4,295,620
Amyris, Inc. (a)(d)	85,100	763,347
Bumi PLC	173,710	2,381,773
Cabot Oil & Gas Corp.	85,200	2,717,880
EV Energy Partners LP	42,500	2,835,600
EXCO Resources, Inc.	150,200	1,180,572
Genel Energy PLC	46,900	629,012
Oasis Petroleum, Inc. (a)(d)	83,400	2,813,916
QEP Resources, Inc.	94,800	2,715,072
Range Resources Corp.	37,500	2,157,000
Solazyme, Inc. (d)	76,000	883,120
		23,372,912
TOTAL ENERGY		38,537,620
FINANCIALS - 1.0%
Real Estate Management & Development - 1.0%
Altisource Portfolio Solutions SA (a)	50,900	2,722,641
HEALTH CARE - 16.5%
Biotechnology - 7.5%
Alexion Pharmaceuticals, Inc. (a)	36,300	2,786,388
Human Genome Sciences, Inc. (a)(d)	304,500	2,996,280
Idenix Pharmaceuticals, Inc. (a)(d)	398,800	5,339,932
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
InterMune, Inc. (a)	163,500	$ 2,452,500
Theravance, Inc. (a)	85,900	1,523,866
United Therapeutics Corp. (a)	57,600	2,832,768
Vertex Pharmaceuticals, Inc. (a)	73,100	2,701,045
		20,632,779
Health Care Equipment & Supplies - 7.7%
ArthroCare Corp. (a)	164,479	5,084,046
Cyberonics, Inc. (a)	180,687	5,872,328
Insulet Corp. (a)	76,800	1,495,296
NuVasive, Inc. (a)	230,231	3,568,581
Zeltiq Aesthetics, Inc. (d)	43,000	516,000
Zoll Medical Corp. (a)	64,300	4,409,694
		20,945,945
Health Care Technology - 0.8%
Merge Healthcare, Inc. (a)	381,032	2,088,055
Life Sciences Tools & Services - 0.5%
Illumina, Inc. (a)	28,000	1,449,280
TOTAL HEALTH CARE		45,116,059
INDUSTRIALS - 11.5%
Aerospace & Defense - 1.1%
BE Aerospace, Inc. (a)	72,000	3,038,400
Building Products - 2.4%
Lennox International, Inc.	77,700	2,812,740
Owens Corning (a)	112,500	3,796,875
		6,609,615
Electrical Equipment - 2.2%
Cooper Industries PLC Class A	55,900	3,304,808
Roper Industries, Inc.	28,300	2,642,937
		5,947,745
Machinery - 4.9%
CNH Global NV (a)	109,600	4,574,704
IDEX Corp.	45,100	1,827,452
Ingersoll-Rand PLC	115,700	4,042,558
WABCO Holdings, Inc. (a)	31,100	1,612,535
Westport Innovations, Inc. (a)(d)	32,000	1,331,200
		13,388,449
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Marine - 0.9%
Kirby Corp. (a)	39,000	$ 2,604,030
TOTAL INDUSTRIALS		31,588,239
INFORMATION TECHNOLOGY - 21.1%
Communications Equipment - 1.5%
Polycom, Inc. (a)	155,000	3,092,250
Riverbed Technology, Inc. (a)	46,000	1,101,240
		4,193,490
Computers & Peripherals - 1.0%
SanDisk Corp. (a)	58,300	2,674,804
Electronic Equipment & Components - 1.6%
Aeroflex Holding Corp. (a)	98,400	1,246,728
Maxwell Technologies, Inc. (a)(d)	149,100	3,050,586
		4,297,314
Internet Software & Services - 2.6%
Blinkx PLC (a)	601,900	635,558
Rackspace Hosting, Inc. (a)	61,061	2,650,658
Velti PLC (a)	104,400	913,500
VeriSign, Inc.	82,600	3,061,156
		7,260,872
IT Services - 1.1%
Cognizant Technology Solutions Corp. Class A (a)	42,100	3,020,675
Semiconductors & Semiconductor Equipment - 5.1%
ASML Holding NV	64,400	2,768,556
Ceva, Inc. (a)	74,690	2,017,377
Freescale Semiconductor Holdings I Ltd. (d)	100,120	1,598,916
KLA-Tencor Corp.	55,700	2,847,941
NVIDIA Corp. (a)	200,000	2,954,000
NXP Semiconductors NV (a)	82,400	1,749,352
		13,936,142
Software - 8.2%
ANSYS, Inc. (a)	54,200	3,278,558
Ariba, Inc. (a)	50,900	1,389,570
Autodesk, Inc. (a)	83,800	3,016,800
Check Point Software Technologies Ltd. (a)	48,500	2,730,065
Citrix Systems, Inc. (a)	69,800	4,551,658
Informatica Corp. (a)	57,700	2,440,710
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Intuit, Inc.	62,300	$ 3,516,212
Nuance Communications, Inc. (a)	54,300	1,548,636
		22,472,209
TOTAL INFORMATION TECHNOLOGY		57,855,506
MATERIALS - 12.3%
Chemicals - 10.0%
CF Industries Holdings, Inc.	40,200	7,130,676
CVR Partners LP	147,000	4,420,290
Monsanto Co.	36,000	2,953,800
Potash Corp. of Saskatchewan, Inc.	122,000	5,715,841
Rentech Nitrogen Partners LP	71,800	1,642,066
The Mosaic Co.	99,000	5,541,030
		27,403,703
Metals & Mining - 2.3%
First Quantum Minerals Ltd.	91,600	2,006,019
Ivanhoe Mines Ltd. (a)	80,000	1,290,052
Walter Energy, Inc.	42,800	2,958,764
		6,254,835
TOTAL MATERIALS		33,658,538
TOTAL COMMON STOCKS (Cost $257,242,067)		263,757,323
Money Market Funds - 13.2%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	9,582,886	$ 9,582,886
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	26,509,425	26,509,425
TOTAL MONEY MARKET FUNDS (Cost $36,092,311)		36,092,311
TOTAL INVESTMENT PORTFOLIO - 109.6% (Cost $293,334,378)		299,849,634
NET OTHER ASSETS (LIABILITIES) - (9.6)%		(26,344,418)
NET ASSETS - 100%		$ 273,505,216
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,926
Fidelity Securities Lending Cash Central Fund	63,571
Total	$ 69,497
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.7%
Canada	3.8%
Netherlands	3.3%
Ireland	2.7%
United Kingdom	1.3%
Israel	1.0%
Luxembourg	1.0%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012
Assets
Investment in securities, at value (including securities loaned of $25,637,049) - See accompanying schedule: Unaffiliated issuers (cost $257,242,067)	$ 263,757,323
Fidelity Central Funds (cost $36,092,311)	36,092,311
Total Investments (cost $293,334,378)		$ 299,849,634
Cash		14,594
Receivable for investments sold		812,984
Receivable for fund shares sold		641,814
Dividends receivable		52,005
Distributions receivable from Fidelity Central Funds		13,374
Prepaid expenses		769
Other receivables		10,957
Total assets		301,396,131

Liabilities
Payable for investments purchased	$ 807,378
Payable for fund shares redeemed	361,905
Accrued management fee	83,493
Distribution and service plan fees payable	8,006
Other affiliated payables	72,265
Other payables and accrued expenses	48,443
Collateral on securities loaned, at value	26,509,425
Total liabilities		27,890,915

Net Assets		$ 273,505,216
Net Assets consist of:
Paid in capital		$ 288,221,632
Accumulated net investment loss		(175,072)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,056,187)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,514,843
Net Assets		$ 273,505,216

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,062,388 ÷ 819,755 shares)	$ 12.27

Maximum offering price per share (100/94.25 of $12.27)	$ 13.02
Class T: Net Asset Value and redemption price per share ($4,026,356 ÷ 331,578 shares)	$ 12.14

Maximum offering price per share (100/96.50 of $12.14)	$ 12.58
Class B: Net Asset Value and offering price per share ($672,679 ÷ 56,498 shares)A	$ 11.91

Class C: Net Asset Value and offering price per share ($4,905,419 ÷ 411,831 shares)A	$ 11.91

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($252,123,962 ÷ 20,333,934 shares)	$ 12.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,714,412 ÷ 137,975 shares)	$ 12.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2012
Investment Income
Dividends		$ 1,698,443
Income from Fidelity Central Funds		69,497
Total income		1,767,940

Expenses
Management fee Basic fee	$ 1,652,976
Performance adjustment	(464,170)
Transfer agent fees	852,587
Distribution and service plan fees	99,382
Accounting and security lending fees	117,602
Custodian fees and expenses	26,283
Independent trustees' compensation	1,733
Registration fees	68,351
Audit	68,420
Legal	1,003
Miscellaneous	2,622
Total expenses before reductions	2,426,789
Expense reductions	(42,474)	2,384,315
Net investment income (loss)		(616,375)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,763,675
Foreign currency transactions	26,304
Total net realized gain (loss)		26,789,979
Change in net unrealized appreciation (depreciation) on: Investment securities	(34,576,049)
Assets and liabilities in foreign currencies	121
Total change in net unrealized appreciation (depreciation)		(34,575,928)
Net gain (loss)		(7,785,949)
Net increase (decrease) in net assets resulting from operations		$ (8,402,324)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (616,375)	$ (751,163)
Net realized gain (loss)	26,789,979	49,618,736
Change in net unrealized appreciation (depreciation)	(34,575,928)	25,698,331
Net increase (decrease) in net assets resulting from operations	(8,402,324)	74,565,904
Distributions to shareholders from net realized gain	-	(88,063)
Share transactions - net increase (decrease)	(44,807,582)	29,630,097
Redemption fees	17,787	11,919
Total increase (decrease) in net assets	(53,192,119)	104,119,857

Net Assets
Beginning of period	326,697,335	222,577,478
End of period (including accumulated net investment loss of $175,072 and accumulated net investment loss of $0, respectively)	$ 273,505,216	$ 326,697,335

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 9.38	$ 6.38	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss)E	(.05)	(.06)	(.03)	.03	(.05)
Net realized and unrealized gain (loss)	(.21)	3.21	3.03	(5.79)	(1.30)
Total from investment operations	(.26)	3.15	3.00	(5.76)	(1.35)
Distributions from net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	-	-	-	(.79)
Total distributions	-	-	-	(.05)	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 12.27	$ 12.53	$ 9.38	$ 6.38	$ 12.19
Total ReturnB,C,D	(2.08)%	33.58%	47.02%	(47.25)%	(9.95)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.04%	1.04%	.95%	.95%	1.10% A
Expenses net of fee waivers, if any	1.04%	1.04%	.95%	.95%	1.10% A
Expenses net of all reductions	1.03%	1.03%	.93%	.94%	1.10% A
Net investment income (loss)	(.43)%	(.52)%	(.30)%	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,062	$ 10,751	$ 6,095	$ 1,623	$ 1,936
Portfolio turnover rate G	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 9.33	$ 6.37	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.09)	(.09)	(.05)	- K	(.09)
Net realized and unrealized gain (loss)	(.20)	3.19	3.01	(5.75)	(1.31)
Total from investment operations	(.29)	3.10	2.96	(5.75)	(1.40)
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	-	(.79)
Total distributions	-	-	-	(.02)	(.79)
Redemption fees added to paid in capital E,K	-	-	-	-	-
Net asset value, end of period	$ 12.14	$ 12.43	$ 9.33	$ 6.37	$ 12.14
Total Return B,C,D	(2.33)%	33.23%	46.47%	(47.37)%	(10.30)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.34%	1.34%	1.26%	1.23%	1.36% A
Expenses net of fee waivers, if any	1.34%	1.34%	1.26%	1.23%	1.36% A
Expenses net of all reductions	1.33%	1.33%	1.23%	1.22%	1.36% A
Net investment income (loss)	(.73)%	(.81)%	(.61)%	.00% H	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,026	$ 3,205	$ 2,100	$ 790	$ 591
Portfolio turnover rate G	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 9.23	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.14)	(.13)	(.09)	(.05)	(.16)
Net realized and unrealized gain (loss)	(.20)	3.15	2.99	(5.71)	(1.29)
Total from investment operations	(.34)	3.02	2.90	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	-	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 11.91	$ 12.25	$ 9.23	$ 6.33	$ 12.09
Total Return B,C,D	(2.78)%	32.72%	45.81%	(47.64)%	(10.65)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.80%	1.80%	1.70%	1.70%	1.85% A
Expenses net of fee waivers, if any	1.80%	1.80%	1.70%	1.70%	1.85% A
Expenses net of all reductions	1.78%	1.79%	1.67%	1.69%	1.85% A
Net investment income (loss)	(1.19)%	(1.27)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 673	$ 812	$ 1,059	$ 245	$ 414
Portfolio turnover rate G	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 9.24	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss)E	(.14)	(.13)	(.09)	(.04)	(.15)
Net realized and unrealized gain (loss)	(.20)	3.14	3.00	(5.72)	(1.30)
Total from investment operations	(.34)	3.01	2.91	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	-	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 11.91	$ 12.25	$ 9.24	$ 6.33	$ 12.09
Total Return B,C,D	(2.78)%	32.58%	45.97%	(47.64)%	(10.65)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.80%	1.79%	1.70%	1.69%	1.85% A
Expenses net of fee waivers, if any	1.80%	1.79%	1.70%	1.69%	1.85% A
Expenses net of all reductions	1.79%	1.78%	1.68%	1.68%	1.85% A
Net investment income (loss)	(1.19)%	(1.26)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,905	$ 4,852	$ 2,029	$ 699	$ 697
Portfolio turnover rate G	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Growth

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 9.43	$ 6.40	$ 12.21	$ 14.31
Income from Investment Operations
Net investment income (loss) B	(.02)	(.03)	- F	.06	(.02)
Net realized and unrealized gain (loss)	(.21)	3.23	3.03	(5.81)	(1.29)
Total from investment operations	(.23)	3.20	3.03	(5.75)	(1.31)
Distributions from net investment income	-	-	-	(.06)	-
Distributions from net realized gain	-	- F	- F	-	(.79)
Total distributions	-	- F	- F	(.06)	(.79)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 12.40	$ 12.63	$ 9.43	$ 6.40	$ 12.21
Total Return A	(1.82)%	33.99%	47.37%	(47.09)%	(9.68)%
Ratios to Average Net Assets C,E
Expenses before reductions	.79%	.79%	.70%	.69%	.83%
Expenses net of fee waivers, if any	.79%	.79%	.70%	.68%	.81%
Expenses net of all reductions	.77%	.78%	.67%	.67%	.81%
Net investment income (loss)	(.17)%	(.26)%	(.05)%	.55%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 252,124	$ 306,238	$ 211,006	$ 137,633	$ 301,225
Portfolio turnover rate D	160%	143%	249%	220%	245%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 9.43	$ 6.40	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	(.01)	(.02)	- I	.07	- I
Net realized and unrealized gain (loss)	(.20)	3.24	3.04	(5.82)	(1.32)
Total from investment operations	(.21)	3.22	3.04	(5.75)	(1.32)
Distributions from net investment income	-	-	-	(.07)	-
Distributions from net realized gain	-	(.01)	(.01)	-	(.79)
Total distributions	-	(.01)	(.01)	(.07)	(.79)
Redemption fees added to paid in capital D,I	-	-	-	-	-
Net asset value, end of period	$ 12.43	$ 12.64	$ 9.43	$ 6.40	$ 12.22
Total Return B,C	(1.66)%	34.10%	47.54%	(47.09)%	(9.74)%
Ratios to Average Net Assets E,H
Expenses before reductions	.68%	.70%	.61%	.59%	.72% A
Expenses net of fee waivers, if any	.68%	.70%	.61%	.59%	.72% A
Expenses net of all reductions	.67%	.69%	.59%	.59%	.72% A
Net investment income (loss)	(.07)%	(.18)%	.03%	.64%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,714	$ 839	$ 288	$ 109	$ 182
Portfolio turnover rate F	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

1. Organization.

Fidelity Mid Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Growth, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 30,768,647
Gross unrealized depreciation	(24,933,919)
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,834,728

Tax Cost	$ 294,014,906

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (19,613,163)
Net unrealized appreciation (depreciation)	$ 5,834,315

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (19,613,163)

The tax character of distributions paid was as follows:

	January 31, 2012	January 31, 2011
Ordinary Income	$ -	$ 88,063

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $471,825,166 and $512,877,562, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .40% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Service Fee	Distribution Fee	Total Fees	Retained by FDC
Class A	.25%	-%	$ 26,117	$ 2,070
Class T	.25%	.25%	17,252	1
Class B	.25%	.75%	7,364	5,527
Class C	.25%	.75%	48,649	17,243
			$ 99,382	$ 24,841

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,512
Class T	3,598
Class B*	1,445
Class C*	2,334
$ 16,889

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 30,715.29
Class T	11,926.35
Class B	2,202.30
Class C	14,756.30
Mid Cap Growth	791,113.29
Institutional Class	1,875.18
	$ 852,587

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,007 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $892 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $63,571. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,474 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2012	2011
From net realized gain
Mid Cap Growth	$ -	$ 87,897
Institutional Class	-	166
Total	$ -	$ 88,063

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Class A
Shares sold	352,250	583,869	$ 4,351,299	$ 6,535,650
Shares redeemed	(390,419)	(375,849)	(4,756,474)	(3,922,105)
Net increase (decrease)	(38,169)	208,020	$ (405,175)	$ 2,613,545
Class T
Shares sold	133,161	104,201	$ 1,615,612	$ 1,140,251
Shares redeemed	(59,316)	(71,459)	(707,985)	(756,606)
Net increase (decrease)	73,845	32,742	$ 907,627	$ 383,645
Class B
Shares sold	10,854	37,374	$ 133,326	$ 382,359
Shares redeemed	(20,668)	(85,747)	(249,828)	(903,867)
Net increase (decrease)	(9,814)	(48,373)	$ (116,502)	$ (521,508)
Class C
Shares sold	167,010	255,067	$ 2,017,388	$ 2,772,131
Shares redeemed	(151,149)	(78,775)	(1,741,389)	(836,250)
Net increase (decrease)	15,861	176,292	$ 275,999	$ 1,935,881
Mid Cap Growth
Shares sold	6,967,439	9,630,254	$ 85,935,348	$ 108,629,221
Reinvestment of distributions	-	8,231	-	86,426
Shares redeemed	(10,887,596)	(7,764,226)	(132,262,341)	(83,888,689)
Net increase (decrease)	(3,920,157)	1,874,259	$ (46,326,993)	$ 24,826,958
Institutional Class
Shares sold	100,295	66,364	$ 1,204,093	$ 728,116
Reinvestment of distributions	-	13	-	141
Shares redeemed	(28,686)	(30,561)	(346,631)	(336,681)
Net increase (decrease)	71,609	35,816	$ 857,462	$ 391,576

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCG-UANN-0312
1.838425.102

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Mid Cap Growth
Fund - Institutional Class

Annual Report

January 31, 2012

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Mid Cap Growth Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-1.66%	-1.43%	3.23%

A The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Growth Fund - Institutional Class on January 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Compositer Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Steven Calhoun, Portfolio Manager of Fidelity Advisor® Mid Cap Growth Fund: During the year, the fund's Institutional Class shares returned -1.66%, well behind the 3.42% gain of the Russell Midcap® Growth Index. Versus the index, unrewarding stock selection and a sizable overweighting in the weak-performing energy sector materially hurt the fund's performance, as did stock picking and an underweighting in the strong-performing consumer discretionary sector. China-based seed supplier Origin Agritech, our largest individual detractor, declined against the backdrop of tighter credit and weak stock market conditions in China, among other factors. Two producers of metallurgical coal, Alpha Natural Resources and Walter Energy, also dampened performance. Conversely, stock picking in health care aided performance, while positioning in information technology also helped. The shares of biopharmaceutical firm Inhibitex, the fund's top contributor, benefited from favorable test results for one of its hepatitis C drugs and from a lucrative buyout offer received by the company in January. I sold Inhibitex during the period. Also aiding performance were Idenix Pharmaceuticals and nitrogen fertilizer producer CVR Partners. Most of the stocks I've mentioned in this report were out-of-index holdings.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Class A	1.03%
Actual		$ 1,000.00	$ 951.20	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24
Class T	1.33%
Actual		$ 1,000.00	$ 949.90	$ 6.54
HypotheticalA		$ 1,000.00	$ 1,018.50	$ 6.77
Class B	1.77%
Actual		$ 1,000.00	$ 948.20	$ 8.69
HypotheticalA		$ 1,000.00	$ 1,016.28	$ 9.00
Class C	1.78%
Actual		$ 1,000.00	$ 948.20	$ 8.74
HypotheticalA		$ 1,000.00	$ 1,016.23	$ 9.05
Mid Cap Growth	.77%
Actual		$ 1,000.00	$ 953.10	$ 3.79
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Institutional Class	.65%
Actual		$ 1,000.00	$ 954.00	$ 3.20
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
CF Industries Holdings, Inc.	2.6	4.0
Cyberonics, Inc.	2.2	1.5
Potash Corp. of Saskatchewan, Inc.	2.1	0.0
The Mosaic Co.	2.0	1.1
Idenix Pharmaceuticals, Inc.	1.9	0.7
Heckmann Corp.	1.9	1.2
ArthroCare Corp.	1.9	1.4
CNH Global NV	1.7	1.1
Citrix Systems, Inc.	1.6	0.7
CVR Partners LP	1.6	1.6
	19.5
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.1	18.6
Health Care	16.5	15.4
Consumer Discretionary	16.5	15.5
Energy	14.1	17.7
Materials	12.3	11.9
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks 96.4%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 3.6%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	14.3%	** Foreign investments	15.5%

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
CONSUMER DISCRETIONARY - 16.5%
Automobiles - 0.8%
Tesla Motors, Inc. (a)(d)	71,900	$ 2,090,133
Diversified Consumer Services - 1.1%
Weight Watchers International, Inc. (d)	40,500	3,083,265
Hotels, Restaurants & Leisure - 2.2%
BJ's Restaurants, Inc. (a)	26,900	1,345,807
Buffalo Wild Wings, Inc. (a)(d)	20,200	1,344,512
Panera Bread Co. Class A (a)	12,000	1,779,000
Texas Roadhouse, Inc. Class A	96,100	1,456,876
		5,926,195
Media - 1.0%
Discovery Communications, Inc. (a)	63,700	2,731,456
Multiline Retail - 1.0%
Dollar Tree, Inc. (a)	32,600	2,764,806
Specialty Retail - 4.0%
Abercrombie & Fitch Co. Class A	39,000	1,791,660
Body Central Corp. (a)	62,500	1,680,000
Limited Brands, Inc.	74,400	3,114,384
Tractor Supply Co.	33,700	2,721,949
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	21,700	1,653,974
		10,961,967
Textiles, Apparel & Luxury Goods - 6.4%
Liz Claiborne, Inc. (a)(d)	341,000	3,171,300
Michael Kors Holdings Ltd.	51,300	1,587,735
PVH Corp.	41,300	3,187,947
Ralph Lauren Corp.	25,000	3,800,000
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	35,500	2,826,510
Warnaco Group, Inc. (a)	49,400	2,877,550
		17,451,042
TOTAL CONSUMER DISCRETIONARY		45,008,864
CONSUMER STAPLES - 3.4%
Beverages - 0.6%
Monster Beverage Corp. (a)	15,500	1,619,905
Food & Staples Retailing - 1.1%
Whole Foods Market, Inc.	39,700	2,938,991
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 1.3%
Green Mountain Coffee Roasters, Inc. (a)(d)	48,300	$ 2,576,322
Origin Agritech Ltd. (a)(d)	375,069	888,914
		3,465,236
Tobacco - 0.4%
Lorillard, Inc.	11,600	1,245,724
TOTAL CONSUMER STAPLES		9,269,856
ENERGY - 14.1%
Energy Equipment & Services - 5.5%
Cameron International Corp. (a)	82,300	4,378,360
Dresser-Rand Group, Inc. (a)	57,200	2,930,356
Heckmann Corp. (a)(d)	1,022,900	5,227,019
Rowan Companies, Inc. (a)	77,300	2,628,973
		15,164,708
Oil, Gas & Consumable Fuels - 8.6%
Alpha Natural Resources, Inc. (a)	213,500	4,295,620
Amyris, Inc. (a)(d)	85,100	763,347
Bumi PLC	173,710	2,381,773
Cabot Oil & Gas Corp.	85,200	2,717,880
EV Energy Partners LP	42,500	2,835,600
EXCO Resources, Inc.	150,200	1,180,572
Genel Energy PLC	46,900	629,012
Oasis Petroleum, Inc. (a)(d)	83,400	2,813,916
QEP Resources, Inc.	94,800	2,715,072
Range Resources Corp.	37,500	2,157,000
Solazyme, Inc. (d)	76,000	883,120
		23,372,912
TOTAL ENERGY		38,537,620
FINANCIALS - 1.0%
Real Estate Management & Development - 1.0%
Altisource Portfolio Solutions SA (a)	50,900	2,722,641
HEALTH CARE - 16.5%
Biotechnology - 7.5%
Alexion Pharmaceuticals, Inc. (a)	36,300	2,786,388
Human Genome Sciences, Inc. (a)(d)	304,500	2,996,280
Idenix Pharmaceuticals, Inc. (a)(d)	398,800	5,339,932
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
InterMune, Inc. (a)	163,500	$ 2,452,500
Theravance, Inc. (a)	85,900	1,523,866
United Therapeutics Corp. (a)	57,600	2,832,768
Vertex Pharmaceuticals, Inc. (a)	73,100	2,701,045
		20,632,779
Health Care Equipment & Supplies - 7.7%
ArthroCare Corp. (a)	164,479	5,084,046
Cyberonics, Inc. (a)	180,687	5,872,328
Insulet Corp. (a)	76,800	1,495,296
NuVasive, Inc. (a)	230,231	3,568,581
Zeltiq Aesthetics, Inc. (d)	43,000	516,000
Zoll Medical Corp. (a)	64,300	4,409,694
		20,945,945
Health Care Technology - 0.8%
Merge Healthcare, Inc. (a)	381,032	2,088,055
Life Sciences Tools & Services - 0.5%
Illumina, Inc. (a)	28,000	1,449,280
TOTAL HEALTH CARE		45,116,059
INDUSTRIALS - 11.5%
Aerospace & Defense - 1.1%
BE Aerospace, Inc. (a)	72,000	3,038,400
Building Products - 2.4%
Lennox International, Inc.	77,700	2,812,740
Owens Corning (a)	112,500	3,796,875
		6,609,615
Electrical Equipment - 2.2%
Cooper Industries PLC Class A	55,900	3,304,808
Roper Industries, Inc.	28,300	2,642,937
		5,947,745
Machinery - 4.9%
CNH Global NV (a)	109,600	4,574,704
IDEX Corp.	45,100	1,827,452
Ingersoll-Rand PLC	115,700	4,042,558
WABCO Holdings, Inc. (a)	31,100	1,612,535
Westport Innovations, Inc. (a)(d)	32,000	1,331,200
		13,388,449
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Marine - 0.9%
Kirby Corp. (a)	39,000	$ 2,604,030
TOTAL INDUSTRIALS		31,588,239
INFORMATION TECHNOLOGY - 21.1%
Communications Equipment - 1.5%
Polycom, Inc. (a)	155,000	3,092,250
Riverbed Technology, Inc. (a)	46,000	1,101,240
		4,193,490
Computers & Peripherals - 1.0%
SanDisk Corp. (a)	58,300	2,674,804
Electronic Equipment & Components - 1.6%
Aeroflex Holding Corp. (a)	98,400	1,246,728
Maxwell Technologies, Inc. (a)(d)	149,100	3,050,586
		4,297,314
Internet Software & Services - 2.6%
Blinkx PLC (a)	601,900	635,558
Rackspace Hosting, Inc. (a)	61,061	2,650,658
Velti PLC (a)	104,400	913,500
VeriSign, Inc.	82,600	3,061,156
		7,260,872
IT Services - 1.1%
Cognizant Technology Solutions Corp. Class A (a)	42,100	3,020,675
Semiconductors & Semiconductor Equipment - 5.1%
ASML Holding NV	64,400	2,768,556
Ceva, Inc. (a)	74,690	2,017,377
Freescale Semiconductor Holdings I Ltd. (d)	100,120	1,598,916
KLA-Tencor Corp.	55,700	2,847,941
NVIDIA Corp. (a)	200,000	2,954,000
NXP Semiconductors NV (a)	82,400	1,749,352
		13,936,142
Software - 8.2%
ANSYS, Inc. (a)	54,200	3,278,558
Ariba, Inc. (a)	50,900	1,389,570
Autodesk, Inc. (a)	83,800	3,016,800
Check Point Software Technologies Ltd. (a)	48,500	2,730,065
Citrix Systems, Inc. (a)	69,800	4,551,658
Informatica Corp. (a)	57,700	2,440,710
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Intuit, Inc.	62,300	$ 3,516,212
Nuance Communications, Inc. (a)	54,300	1,548,636
		22,472,209
TOTAL INFORMATION TECHNOLOGY		57,855,506
MATERIALS - 12.3%
Chemicals - 10.0%
CF Industries Holdings, Inc.	40,200	7,130,676
CVR Partners LP	147,000	4,420,290
Monsanto Co.	36,000	2,953,800
Potash Corp. of Saskatchewan, Inc.	122,000	5,715,841
Rentech Nitrogen Partners LP	71,800	1,642,066
The Mosaic Co.	99,000	5,541,030
		27,403,703
Metals & Mining - 2.3%
First Quantum Minerals Ltd.	91,600	2,006,019
Ivanhoe Mines Ltd. (a)	80,000	1,290,052
Walter Energy, Inc.	42,800	2,958,764
		6,254,835
TOTAL MATERIALS		33,658,538
TOTAL COMMON STOCKS (Cost $257,242,067)		263,757,323
Money Market Funds - 13.2%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	9,582,886	$ 9,582,886
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	26,509,425	26,509,425
TOTAL MONEY MARKET FUNDS (Cost $36,092,311)		36,092,311
TOTAL INVESTMENT PORTFOLIO - 109.6% (Cost $293,334,378)		299,849,634
NET OTHER ASSETS (LIABILITIES) - (9.6)%		(26,344,418)
NET ASSETS - 100%		$ 273,505,216
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,926
Fidelity Securities Lending Cash Central Fund	63,571
Total	$ 69,497
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.7%
Canada	3.8%
Netherlands	3.3%
Ireland	2.7%
United Kingdom	1.3%
Israel	1.0%
Luxembourg	1.0%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012
Assets
Investment in securities, at value (including securities loaned of $25,637,049) - See accompanying schedule: Unaffiliated issuers (cost $257,242,067)	$ 263,757,323
Fidelity Central Funds (cost $36,092,311)	36,092,311
Total Investments (cost $293,334,378)		$ 299,849,634
Cash		14,594
Receivable for investments sold		812,984
Receivable for fund shares sold		641,814
Dividends receivable		52,005
Distributions receivable from Fidelity Central Funds		13,374
Prepaid expenses		769
Other receivables		10,957
Total assets		301,396,131

Liabilities
Payable for investments purchased	$ 807,378
Payable for fund shares redeemed	361,905
Accrued management fee	83,493
Distribution and service plan fees payable	8,006
Other affiliated payables	72,265
Other payables and accrued expenses	48,443
Collateral on securities loaned, at value	26,509,425
Total liabilities		27,890,915

Net Assets		$ 273,505,216
Net Assets consist of:
Paid in capital		$ 288,221,632
Accumulated net investment loss		(175,072)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,056,187)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,514,843
Net Assets		$ 273,505,216

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2012
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,062,388 ÷ 819,755 shares)	$ 12.27

Maximum offering price per share (100/94.25 of $12.27)	$ 13.02
Class T: Net Asset Value and redemption price per share ($4,026,356 ÷ 331,578 shares)	$ 12.14

Maximum offering price per share (100/96.50 of $12.14)	$ 12.58
Class B: Net Asset Value and offering price per share ($672,679 ÷ 56,498 shares)A	$ 11.91

Class C: Net Asset Value and offering price per share ($4,905,419 ÷ 411,831 shares)A	$ 11.91

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($252,123,962 ÷ 20,333,934 shares)	$ 12.40

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,714,412 ÷ 137,975 shares)	$ 12.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2012
Investment Income
Dividends		$ 1,698,443
Income from Fidelity Central Funds		69,497
Total income		1,767,940

Expenses
Management fee Basic fee	$ 1,652,976
Performance adjustment	(464,170)
Transfer agent fees	852,587
Distribution and service plan fees	99,382
Accounting and security lending fees	117,602
Custodian fees and expenses	26,283
Independent trustees' compensation	1,733
Registration fees	68,351
Audit	68,420
Legal	1,003
Miscellaneous	2,622
Total expenses before reductions	2,426,789
Expense reductions	(42,474)	2,384,315
Net investment income (loss)		(616,375)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,763,675
Foreign currency transactions	26,304
Total net realized gain (loss)		26,789,979
Change in net unrealized appreciation (depreciation) on: Investment securities	(34,576,049)
Assets and liabilities in foreign currencies	121
Total change in net unrealized appreciation (depreciation)		(34,575,928)
Net gain (loss)		(7,785,949)
Net increase (decrease) in net assets resulting from operations		$ (8,402,324)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (616,375)	$ (751,163)
Net realized gain (loss)	26,789,979	49,618,736
Change in net unrealized appreciation (depreciation)	(34,575,928)	25,698,331
Net increase (decrease) in net assets resulting from operations	(8,402,324)	74,565,904
Distributions to shareholders from net realized gain	-	(88,063)
Share transactions - net increase (decrease)	(44,807,582)	29,630,097
Redemption fees	17,787	11,919
Total increase (decrease) in net assets	(53,192,119)	104,119,857

Net Assets
Beginning of period	326,697,335	222,577,478
End of period (including accumulated net investment loss of $175,072 and accumulated net investment loss of $0, respectively)	$ 273,505,216	$ 326,697,335

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.53	$ 9.38	$ 6.38	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss)E	(.05)	(.06)	(.03)	.03	(.05)
Net realized and unrealized gain (loss)	(.21)	3.21	3.03	(5.79)	(1.30)
Total from investment operations	(.26)	3.15	3.00	(5.76)	(1.35)
Distributions from net investment income	-	-	-	(.05)	-
Distributions from net realized gain	-	-	-	-	(.79)
Total distributions	-	-	-	(.05)	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 12.27	$ 12.53	$ 9.38	$ 6.38	$ 12.19
Total ReturnB,C,D	(2.08)%	33.58%	47.02%	(47.25)%	(9.95)%
Ratios to Average Net AssetsF,I
Expenses before reductions	1.04%	1.04%	.95%	.95%	1.10% A
Expenses net of fee waivers, if any	1.04%	1.04%	.95%	.95%	1.10% A
Expenses net of all reductions	1.03%	1.03%	.93%	.94%	1.10% A
Net investment income (loss)	(.43)%	(.52)%	(.30)%	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,062	$ 10,751	$ 6,095	$ 1,623	$ 1,936
Portfolio turnover rate G	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2012	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.43	$ 9.33	$ 6.37	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.09)	(.09)	(.05)	- K	(.09)
Net realized and unrealized gain (loss)	(.20)	3.19	3.01	(5.75)	(1.31)
Total from investment operations	(.29)	3.10	2.96	(5.75)	(1.40)
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	-	-	-	-	(.79)
Total distributions	-	-	-	(.02)	(.79)
Redemption fees added to paid in capital E,K	-	-	-	-	-
Net asset value, end of period	$ 12.14	$ 12.43	$ 9.33	$ 6.37	$ 12.14
Total Return B,C,D	(2.33)%	33.23%	46.47%	(47.37)%	(10.30)%
Ratios to Average Net Assets F,J
Expenses before reductions	1.34%	1.34%	1.26%	1.23%	1.36% A
Expenses net of fee waivers, if any	1.34%	1.34%	1.26%	1.23%	1.36% A
Expenses net of all reductions	1.33%	1.33%	1.23%	1.22%	1.36% A
Net investment income (loss)	(.73)%	(.81)%	(.61)%	.00% H	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,026	$ 3,205	$ 2,100	$ 790	$ 591
Portfolio turnover rate G	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 9.23	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.14)	(.13)	(.09)	(.05)	(.16)
Net realized and unrealized gain (loss)	(.20)	3.15	2.99	(5.71)	(1.29)
Total from investment operations	(.34)	3.02	2.90	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	-	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 11.91	$ 12.25	$ 9.23	$ 6.33	$ 12.09
Total Return B,C,D	(2.78)%	32.72%	45.81%	(47.64)%	(10.65)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.80%	1.80%	1.70%	1.70%	1.85% A
Expenses net of fee waivers, if any	1.80%	1.80%	1.70%	1.70%	1.85% A
Expenses net of all reductions	1.78%	1.79%	1.67%	1.69%	1.85% A
Net investment income (loss)	(1.19)%	(1.27)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 673	$ 812	$ 1,059	$ 245	$ 414
Portfolio turnover rate G	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 9.24	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss)E	(.14)	(.13)	(.09)	(.04)	(.15)
Net realized and unrealized gain (loss)	(.20)	3.14	3.00	(5.72)	(1.30)
Total from investment operations	(.34)	3.01	2.91	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	-	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-	-
Net asset value, end of period	$ 11.91	$ 12.25	$ 9.24	$ 6.33	$ 12.09
Total Return B,C,D	(2.78)%	32.58%	45.97%	(47.64)%	(10.65)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.80%	1.79%	1.70%	1.69%	1.85% A
Expenses net of fee waivers, if any	1.80%	1.79%	1.70%	1.69%	1.85% A
Expenses net of all reductions	1.79%	1.78%	1.68%	1.68%	1.85% A
Net investment income (loss)	(1.19)%	(1.26)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,905	$ 4,852	$ 2,029	$ 699	$ 697
Portfolio turnover rate G	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Growth

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 9.43	$ 6.40	$ 12.21	$ 14.31
Income from Investment Operations
Net investment income (loss) B	(.02)	(.03)	- F	.06	(.02)
Net realized and unrealized gain (loss)	(.21)	3.23	3.03	(5.81)	(1.29)
Total from investment operations	(.23)	3.20	3.03	(5.75)	(1.31)
Distributions from net investment income	-	-	-	(.06)	-
Distributions from net realized gain	-	- F	- F	-	(.79)
Total distributions	-	- F	- F	(.06)	(.79)
Redemption fees added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 12.40	$ 12.63	$ 9.43	$ 6.40	$ 12.21
Total Return A	(1.82)%	33.99%	47.37%	(47.09)%	(9.68)%
Ratios to Average Net Assets C,E
Expenses before reductions	.79%	.79%	.70%	.69%	.83%
Expenses net of fee waivers, if any	.79%	.79%	.70%	.68%	.81%
Expenses net of all reductions	.77%	.78%	.67%	.67%	.81%
Net investment income (loss)	(.17)%	(.26)%	(.05)%	.55%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 252,124	$ 306,238	$ 211,006	$ 137,633	$ 301,225
Portfolio turnover rate D	160%	143%	249%	220%	245%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 9.43	$ 6.40	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	(.01)	(.02)	- I	.07	- I
Net realized and unrealized gain (loss)	(.20)	3.24	3.04	(5.82)	(1.32)
Total from investment operations	(.21)	3.22	3.04	(5.75)	(1.32)
Distributions from net investment income	-	-	-	(.07)	-
Distributions from net realized gain	-	(.01)	(.01)	-	(.79)
Total distributions	-	(.01)	(.01)	(.07)	(.79)
Redemption fees added to paid in capital D,I	-	-	-	-	-
Net asset value, end of period	$ 12.43	$ 12.64	$ 9.43	$ 6.40	$ 12.22
Total Return B,C	(1.66)%	34.10%	47.54%	(47.09)%	(9.74)%
Ratios to Average Net Assets E,H
Expenses before reductions	.68%	.70%	.61%	.59%	.72% A
Expenses net of fee waivers, if any	.68%	.70%	.61%	.59%	.72% A
Expenses net of all reductions	.67%	.69%	.59%	.59%	.72% A
Net investment income (loss)	(.07)%	(.18)%	.03%	.64%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,714	$ 839	$ 288	$ 109	$ 182
Portfolio turnover rate F	160%	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

1. Organization.

Fidelity Mid Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Growth, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 30,768,647
Gross unrealized depreciation	(24,933,919)
Net unrealized appreciation (depreciation) on securities and other investments	$ 5,834,728

Tax Cost	$ 294,014,906

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (19,613,163)
Net unrealized appreciation (depreciation)	$ 5,834,315

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (19,613,163)

The tax character of distributions paid was as follows:

	January 31, 2012	January 31, 2011
Ordinary Income	$ -	$ 88,063

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $471,825,166 and $512,877,562, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .40% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Service Fee	Distribution Fee	Total Fees	Retained by FDC
Class A	.25%	-%	$ 26,117	$ 2,070
Class T	.25%	.25%	17,252	1
Class B	.25%	.75%	7,364	5,527
Class C	.25%	.75%	48,649	17,243
			$ 99,382	$ 24,841

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,512
Class T	3,598
Class B*	1,445
Class C*	2,334
$ 16,889

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 30,715.29
Class T	11,926.35
Class B	2,202.30
Class C	14,756.30
Mid Cap Growth	791,113.29
Institutional Class	1,875.18
	$ 852,587

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,007 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $892 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $63,571. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,474 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2012	2011
From net realized gain
Mid Cap Growth	$ -	$ 87,897
Institutional Class	-	166
Total	$ -	$ 88,063

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Class A
Shares sold	352,250	583,869	$ 4,351,299	$ 6,535,650
Shares redeemed	(390,419)	(375,849)	(4,756,474)	(3,922,105)
Net increase (decrease)	(38,169)	208,020	$ (405,175)	$ 2,613,545
Class T
Shares sold	133,161	104,201	$ 1,615,612	$ 1,140,251
Shares redeemed	(59,316)	(71,459)	(707,985)	(756,606)
Net increase (decrease)	73,845	32,742	$ 907,627	$ 383,645
Class B
Shares sold	10,854	37,374	$ 133,326	$ 382,359
Shares redeemed	(20,668)	(85,747)	(249,828)	(903,867)
Net increase (decrease)	(9,814)	(48,373)	$ (116,502)	$ (521,508)
Class C
Shares sold	167,010	255,067	$ 2,017,388	$ 2,772,131
Shares redeemed	(151,149)	(78,775)	(1,741,389)	(836,250)
Net increase (decrease)	15,861	176,292	$ 275,999	$ 1,935,881
Mid Cap Growth
Shares sold	6,967,439	9,630,254	$ 85,935,348	$ 108,629,221
Reinvestment of distributions	-	8,231	-	86,426
Shares redeemed	(10,887,596)	(7,764,226)	(132,262,341)	(83,888,689)
Net increase (decrease)	(3,920,157)	1,874,259	$ (46,326,993)	$ 24,826,958
Institutional Class
Shares sold	100,295	66,364	$ 1,204,093	$ 728,116
Reinvestment of distributions	-	13	-	141
Shares redeemed	(28,686)	(30,561)	(346,631)	(336,681)
Net increase (decrease)	71,609	35,816	$ 857,462	$ 391,576

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCGI-UANN-0312
1.838418.102

(Fidelity Investment logo)(registered trademark)

Fidelity®
Mid Cap Value
Fund

Annual Report

January 31, 2012

(Fidelity Cover Art)

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid Cap Value Fund	-1.04%	0.29%	6.71%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value Fund, a class of the fund, on January 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Mid Cap Value Fund: For the year, the fund's Retail Class shares returned -1.04%, trailing the 1.19% gain of the Russell Midcap® Value Index. Weak stock picking in insurance and banks, coupled with adverse positioning within capital goods and utilities, were the biggest detractors from relative performance. On the plus side, security selection in consumer discretionary, health care and materials boosted relative results. From a market-capitalization perspective, stock picks among mid-cap companies in the $2 billion to $5 billion range helped the fund's return, while choices among those with a capitalization greater than $5 billion hurt. Individual relative detractors included untimely trading in the shares of electric utility PPL, along with airbag and safety equipment supplier TRW Automotive Holdings, regional bank SunTrust Banks, and an out-of-benchmark stake in integrated energy producer Hess. The top individual contributors versus the benchmark were Goodrich, a supplier of components and systems to commercial aircraft manufacturers, department store operator Macy's and apparel company VF. PPL and Goodrich were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Class A	1.16%
Actual		$ 1,000.00	$ 992.10	$ 5.82
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90
Class T	1.43%
Actual		$ 1,000.00	$ 990.90	$ 7.18
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 7.27
Class B	1.91%
Actual		$ 1,000.00	$ 988.70	$ 9.57
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.70
Class C	1.91%
Actual		$ 1,000.00	$ 988.60	$ 9.57
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.70
Mid Cap Value	.88%
Actual		$ 1,000.00	$ 993.90	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Institutional Class	.90%
Actual		$ 1,000.00	$ 993.60	$ 4.52
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Edison International	1.7	1.6
Sempra Energy	1.7	1.6
Discover Financial Services	1.7	1.6
Macy's, Inc.	1.6	1.1
Valero Energy Corp.	1.6	1.7
Humana, Inc.	1.5	1.4
Republic Services, Inc.	1.5	1.3
ConAgra Foods, Inc.	1.5	0.0
Lorillard, Inc.	1.5	1.5
Clorox Co.	1.4	0.0
	15.7
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	30.7	30.9
Utilities	13.4	12.0
Consumer Discretionary	11.0	11.2
Industrials	10.6	10.2
Information Technology	8.2	8.6
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks 99.5%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	3.1%	** Foreign investments	2.1%

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 1.1%
TRW Automotive Holdings Corp. (a)	168,700	$ 6,329,624
Hotels, Restaurants & Leisure - 0.9%
Brinker International, Inc. (d)	212,200	5,485,370
Household Durables - 0.7%
Jarden Corp.	113,800	3,833,922
Media - 1.6%
CBS Corp. Class B	164,300	4,679,264
DISH Network Corp. Class A	174,200	4,863,664
		9,542,928
Multiline Retail - 1.6%
Macy's, Inc.	282,500	9,517,425
Specialty Retail - 2.9%
Best Buy Co., Inc.	209,300	5,012,735
Foot Locker, Inc.	270,500	7,097,920
GameStop Corp. Class A (a)(d)	219,300	5,122,848
		17,233,503
Textiles, Apparel & Luxury Goods - 2.2%
PVH Corp.	91,818	7,087,431
VF Corp.	45,900	6,035,391
		13,122,822
TOTAL CONSUMER DISCRETIONARY		65,065,594
CONSUMER STAPLES - 7.0%
Beverages - 1.0%
Dr Pepper Snapple Group, Inc.	155,200	6,024,864
Food Products - 3.1%
Campbell Soup Co.	154,500	4,897,650
ConAgra Foods, Inc.	325,400	8,678,418
Ralcorp Holdings, Inc. (a)	50,100	4,381,245
		17,957,313
Household Products - 1.4%
Clorox Co.	123,500	8,479,510
Tobacco - 1.5%
Lorillard, Inc.	80,500	8,644,895
TOTAL CONSUMER STAPLES		41,106,582
Common Stocks - continued
	Shares	Value
ENERGY - 7.1%
Energy Equipment & Services - 1.6%
Helmerich & Payne, Inc.	93,300	$ 5,757,543
Oil States International, Inc. (a)	44,900	3,578,081
		9,335,624
Oil, Gas & Consumable Fuels - 5.5%
Hess Corp.	79,100	4,453,330
Marathon Oil Corp.	185,800	5,832,262
Murphy Oil Corp.	122,600	7,306,960
Tesoro Corp. (a)	227,100	5,684,313
Valero Energy Corp.	390,500	9,368,095
		32,644,960
TOTAL ENERGY		41,980,584
FINANCIALS - 30.7%
Capital Markets - 1.4%
Ameriprise Financial, Inc.	151,300	8,102,115
Commercial Banks - 6.2%
CapitalSource, Inc.	513,100	3,545,521
Comerica, Inc.	214,600	5,937,982
Huntington Bancshares, Inc.	1,013,600	5,787,656
KeyCorp	995,900	7,738,143
Regions Financial Corp.	1,214,800	6,341,256
SunTrust Banks, Inc.	366,600	7,540,962
		36,891,520
Consumer Finance - 3.1%
Discover Financial Services	363,800	9,888,084
SLM Corp.	563,400	8,422,830
		18,310,914
Diversified Financial Services - 1.0%
Leucadia National Corp.	221,000	6,134,960
Insurance - 7.2%
Allied World Assurance Co. Holdings Ltd.	82,900	5,100,837
Assurant, Inc.	167,100	6,617,160
Hartford Financial Services Group, Inc.	383,600	6,720,672
Lincoln National Corp.	306,900	6,610,626
Torchmark Corp.	129,500	5,914,265
Unum Group	219,600	5,013,468
Validus Holdings Ltd.	205,600	6,593,592
		42,570,620
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 10.6%
American Capital Agency Corp.	170,700	$ 5,004,924
BRE Properties, Inc.	110,700	5,736,474
Douglas Emmett, Inc.	325,900	6,814,569
Essex Property Trust, Inc.	36,200	5,212,800
Kimco Realty Corp.	436,700	7,969,775
Prologis, Inc.	229,500	7,277,445
Rayonier, Inc.	127,800	5,844,294
SL Green Realty Corp.	66,800	4,911,804
The Macerich Co.	134,000	7,276,200
Ventas, Inc.	109,000	6,355,790
		62,404,075
Thrifts & Mortgage Finance - 1.2%
People's United Financial, Inc.	552,200	6,808,626
TOTAL FINANCIALS		181,222,830
HEALTH CARE - 5.9%
Health Care Providers & Services - 4.5%
Community Health Systems, Inc. (a)	311,800	5,830,660
Health Net, Inc. (a)	191,200	7,215,888
Humana, Inc.	100,800	8,973,216
McKesson Corp.	56,600	4,625,352
		26,645,116
Pharmaceuticals - 1.4%
Mylan, Inc. (a)	155,800	3,232,850
Watson Pharmaceuticals, Inc. (a)	82,100	4,813,523
		8,046,373
TOTAL HEALTH CARE		34,691,489
INDUSTRIALS - 10.6%
Aerospace & Defense - 2.7%
Alliant Techsystems, Inc.	57,100	3,392,311
Esterline Technologies Corp. (a)	75,400	4,610,710
Textron, Inc.	309,300	7,880,964
		15,883,985
Airlines - 0.8%
Alaska Air Group, Inc. (a)	59,500	4,529,735
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 2.2%
Pitney Bowes, Inc. (d)	207,100	$ 3,928,687
Republic Services, Inc.	303,500	8,886,480
		12,815,167
Construction & Engineering - 1.7%
Fluor Corp.	56,900	3,200,056
KBR, Inc.	223,900	7,196,146
		10,396,202
Machinery - 2.3%
Cummins, Inc.	56,100	5,834,400
Parker Hannifin Corp.	98,600	7,955,048
		13,789,448
Professional Services - 0.9%
Towers Watson & Co.	87,500	5,232,500
TOTAL INDUSTRIALS		62,647,037
INFORMATION TECHNOLOGY - 8.2%
Communications Equipment - 1.6%
Brocade Communications Systems, Inc. (a)	932,600	5,231,886
Motorola Solutions, Inc.	93,800	4,353,258
		9,585,144
Computers & Peripherals - 1.3%
SanDisk Corp. (a)	166,600	7,643,608
Electronic Equipment & Components - 0.8%
Jabil Circuit, Inc.	202,600	4,590,916
IT Services - 0.5%
Alliance Data Systems Corp. (a)(d)	27,200	3,013,760
Office Electronics - 1.3%
Xerox Corp.	968,100	7,502,775
Semiconductors & Semiconductor Equipment - 2.7%
KLA-Tencor Corp.	98,400	5,031,192
Marvell Technology Group Ltd. (a)	432,600	6,718,278
Skyworks Solutions, Inc. (a)	208,600	4,501,588
		16,251,058
TOTAL INFORMATION TECHNOLOGY		48,587,261
Common Stocks - continued
	Shares	Value
MATERIALS - 4.9%
Chemicals - 2.7%
Ashland, Inc.	94,600	$ 5,965,476
CF Industries Holdings, Inc.	36,300	6,438,894
W.R. Grace & Co. (a)	61,000	3,265,940
		15,670,310
Containers & Packaging - 1.2%
Ball Corp.	78,700	3,089,762
Rock-Tenn Co. Class A	69,700	4,311,642
		7,401,404
Metals & Mining - 1.0%
Commercial Metals Co.	145,800	2,090,772
Reliance Steel & Aluminum Co.	73,900	3,931,480
		6,022,252
TOTAL MATERIALS		29,093,966
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
Frontier Communications Corp. (d)	909,300	3,891,804
UTILITIES - 13.4%
Electric Utilities - 5.0%
Cleco Corp.	65,300	2,596,328
Edison International	243,400	9,989,137
El Paso Electric Co.	162,700	5,661,960
NV Energy, Inc.	352,800	5,715,360
PNM Resources, Inc.	311,400	5,546,034
		29,508,819
Independent Power Producers & Energy Traders - 0.9%
The AES Corp. (a)	427,800	5,458,728
Multi-Utilities - 7.5%
Alliant Energy Corp.	172,500	7,312,275
CenterPoint Energy, Inc.	366,400	6,767,408
CMS Energy Corp.	284,100	6,201,903
NiSource, Inc.	280,000	6,364,400
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
OGE Energy Corp.	138,800	$ 7,336,968
Sempra Energy	175,500	9,985,950
		43,968,904
TOTAL UTILITIES		78,936,451
TOTAL COMMON STOCKS (Cost $565,672,480)		587,223,598
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 0.12% (b)	2,261,261	2,261,261
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	12,055,542	12,055,542
TOTAL MONEY MARKET FUNDS (Cost $14,316,803)		14,316,803
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $579,989,283)		601,540,401
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(11,148,830)
NET ASSETS - 100%		$ 590,391,571
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,244
Fidelity Securities Lending Cash Central Fund	26,327
Total	$ 30,571
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012

Assets
Investment in securities, at value (including securities loaned of $11,629,259) - See accompanying schedule: Unaffiliated issuers (cost $565,672,480)	$ 587,223,598
Fidelity Central Funds (cost $14,316,803)	14,316,803
Total Investments (cost $579,989,283)		$ 601,540,401
Receivable for investments sold		5,922,361
Receivable for fund shares sold		503,414
Dividends receivable		465,532
Distributions receivable from Fidelity Central Funds		1,597
Prepaid expenses		1,626
Other receivables		22,353
Total assets		608,457,284

Liabilities
Payable to custodian bank	$ 41,147
Payable for investments purchased	4,574,379
Payable for fund shares redeemed	950,312
Accrued management fee	241,778
Distribution and service plan fees payable	12,070
Other affiliated payables	141,985
Other payables and accrued expenses	48,500
Collateral on securities loaned, at value	12,055,542
Total liabilities		18,065,713

Net Assets		$ 590,391,571
Net Assets consist of:
Paid in capital		$ 631,279,726
Distributions in excess of net investment income		(137,586)
Accumulated undistributed net realized gain (loss) on investments		(62,301,687)
Net unrealized appreciation (depreciation) on investments		21,551,118
Net Assets		$ 590,391,571

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,577,553 ÷ 1,233,347 shares)	$ 15.87

Maximum offering price per share (100/94.25 of $15.87)	$ 16.84
Class T: Net Asset Value and redemption price per share ($6,823,422 ÷ 430,709 shares)	$ 15.84

Maximum offering price per share (100/96.50 of $15.84)	$ 16.41
Class B: Net Asset Value and offering price per share ($1,376,314 ÷ 87,629 shares)A	$ 15.71

Class C: Net Asset Value and offering price per share ($5,000,177 ÷ 319,596 shares)A	$ 15.65

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($553,947,354 ÷ 34,691,308 shares)	$ 15.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,666,751 ÷ 230,470 shares)	$ 15.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2012

Investment Income
Dividends		$ 10,284,144
Interest		94
Income from Fidelity Central Funds		30,571
Total income		10,314,809

Expenses
Management fee Basic fee	$ 3,588,402
Performance adjustment	(6,368)
Transfer agent fees	1,694,073
Distribution and service plan fees	154,185
Accounting and security lending fees	236,372
Custodian fees and expenses	28,521
Independent trustees' compensation	3,756
Registration fees	72,124
Audit	54,963
Legal	2,193
Interest	529
Miscellaneous	6,596
Total expenses before reductions	5,835,346
Expense reductions	(65,968)	5,769,378
Net investment income (loss)		4,545,431
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		70,353,241
Change in net unrealized appreciation (depreciation) on investment securities		(90,350,275)
Net gain (loss)		(19,997,034)
Net increase (decrease) in net assets resulting from operations		$ (15,451,603)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,545,431	$ 1,552,041
Net realized gain (loss)	70,353,241	100,225,944
Change in net unrealized appreciation (depreciation)	(90,350,275)	59,481,106
Net increase (decrease) in net assets resulting from operations	(15,451,603)	161,259,091
Distributions to shareholders from net investment income	(4,101,848)	(2,444,386)
Share transactions - net increase (decrease)	(97,570,396)	57,906,539
Redemption fees	28,676	31,710
Total increase (decrease) in net assets	(117,095,171)	216,752,954

Net Assets
Beginning of period	707,486,742	490,733,788
End of period (including distributions in excess of net investment income of $137,586 and distributions in excess of net investment income of $543,496, respectively)	$ 590,391,571	$ 707,486,742

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.16	$ 12.35	$ 8.53	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.07	- J	.07	.09	.03
Net realized and unrealized gain (loss)	(.29)	3.85	3.84	(6.47)	(1.78)
Total from investment operations	(.22)	3.85	3.91	(6.38)	(1.75)
Distributions from net investment income	(.07)	(.04)	(.09)	(.14)	(.06)
Distributions from net realized gain	-	-	-	- J	(.77)
Total distributions	(.07)	(.04)	(.09)	(.14)	(.83)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.87	$ 16.16	$ 12.35	$ 8.53	$ 15.05
Total Return B, C, D	(1.34)%	31.14%	45.79%	(42.40)%	(10.28)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.17%	1.17%	1.21%	1.12%	1.14% A
Expenses net of fee waivers, if any	1.17%	1.17%	1.21%	1.12%	1.14% A
Expenses net of all reductions	1.16%	1.17%	1.20%	1.12%	1.13% A
Net investment income (loss)	.44%	.02%	.62%	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,578	$ 23,608	$ 10,640	$ 6,404	$ 7,445
Portfolio turnover rate G	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.14	$ 12.34	$ 8.53	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.03	(.03)	.04	.06	(.02)
Net realized and unrealized gain (loss)	(.29)	3.83	3.84	(6.46)	(1.76)
Total from investment operations	(.26)	3.80	3.88	(6.40)	(1.78)
Distributions from net investment income	(.04)	-	(.07)	(.11)	(.04)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	(.04)	-	(.07)	(.11)	(.81)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.84	$ 16.14	$ 12.34	$ 8.53	$ 15.04
Total Return B, C, D	(1.59)%	30.79%	45.44%	(42.57)%	(10.46)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.43%	1.43%	1.47%	1.38%	1.39% A
Expenses net of fee waivers, if any	1.43%	1.43%	1.47%	1.38%	1.39% A
Expenses net of all reductions	1.42%	1.43%	1.46%	1.38%	1.39% A
Net investment income (loss)	.18%	(.24)%	.36%	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,823	$ 6,993	$ 4,010	$ 2,413	$ 3,714
Portfolio turnover rate G	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.04	$ 12.32	$ 8.53	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10)	(.01)	(.01)	(.10)
Net realized and unrealized gain (loss)	(.28)	3.82	3.82	(6.40)	(1.76)
Total from investment operations	(.33)	3.72	3.81	(6.41)	(1.86)
Distributions from net investment income	-	-	(.02)	(.05)	(.01)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.02)	(.05)	(.78)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.71	$ 16.04	$ 12.32	$ 8.53	$ 14.99
Total Return B, C, D	(2.06)%	30.19%	44.61%	(42.79)%	(10.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.92%	1.93%	1.97%	1.87%	1.89% A
Expenses net of fee waivers, if any	1.92%	1.93%	1.97%	1.87%	1.89% A
Expenses net of all reductions	1.91%	1.92%	1.96%	1.87%	1.89% A
Net investment income (loss)	(.31)%	(.74)%	(.14)%	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,376	$ 1,793	$ 1,154	$ 763	$ 1,304
Portfolio turnover rate G	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.98	$ 12.27	$ 8.50	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10)	(.01)	-	(.10)
Net realized and unrealized gain (loss)	(.28)	3.81	3.80	(6.41)	(1.77)
Total from investment operations	(.33)	3.71	3.79	(6.41)	(1.87)
Distributions from net investment income	-	-	(.02)	(.07)	(.01)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.02)	(.07)	(.78)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.65	$ 15.98	$ 12.27	$ 8.50	$ 14.98
Total Return B, C, D	(2.07)%	30.24%	44.56%	(42.79)%	(10.94)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.92%	1.93%	1.96%	1.86%	1.90% A
Expenses net of fee waivers, if any	1.92%	1.93%	1.96%	1.86%	1.90% A
Expenses net of all reductions	1.91%	1.92%	1.95%	1.86%	1.90% A
Net investment income (loss)	(.31)%	(.73)%	(.13)%	(.03)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,000	$ 5,309	$ 2,293	$ 1,232	$ 1,658
Portfolio turnover rate G	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 12.41	$ 8.57	$ 15.09	$ 17.18
Income from Investment Operations
Net investment income (loss) B	.12	.04	.09	.13	.08
Net realized and unrealized gain (loss)	(.30)	3.87	3.86	(6.49)	(1.34)
Total from investment operations	(.18)	3.91	3.95	(6.36)	(1.26)
Distributions from net investment income	(.11)	(.06)	(.11)	(.16)	(.06)
Distributions from net realized gain	-	-	-	- F	(.77)
Total distributions	(.11)	(.06)	(.11)	(.16)	(.83)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 15.97	$ 16.26	$ 12.41	$ 8.57	$ 15.09
Total Return A	(1.04)%	31.51%	46.06%	(42.19)%	(7.67)%
Ratios to Average Net Assets C, E
Expenses before reductions	.88%	.91%	.95%	.85%	.83%
Expenses net of fee waivers, if any	.88%	.91%	.95%	.84%	.82%
Expenses net of all reductions	.87%	.90%	.94%	.84%	.82%
Net investment income (loss)	.73%	.28%	.88%	.99%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 553,947	$ 666,277	$ 469,476	$ 358,380	$ 737,234
Portfolio turnover rate D	173%	133%	202%	268%	264%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.20	$ 12.36	$ 8.54	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.11	.04	.10	.12	.07
Net realized and unrealized gain (loss)	(.29)	3.85	3.84	(6.48)	(1.78)
Total from investment operations	(.18)	3.89	3.94	(6.36)	(1.71)
Distributions from net investment income	(.11)	(.05)	(.12)	(.16)	(.09)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	(.11)	(.05)	(.12)	(.16)	(.86)
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 15.91	$ 16.20	$ 12.36	$ 8.54	$ 15.06
Total Return B, C	(1.07)%	31.51%	46.12%	(42.26)%	(10.06)%
Ratios to Average Net Assets E, H
Expenses before reductions	.91%	.92%	.96%	.87%	.89% A
Expenses net of fee waivers, if any	.91%	.92%	.96%	.87%	.89% A
Expenses net of all reductions	.90%	.92%	.95%	.87%	.88% A
Net investment income (loss)	.71%	.27%	.87%	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,667	$ 3,507	$ 3,162	$ 894	$ 1,452
Portfolio turnover rate F	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

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Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

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3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain

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Income Tax Information and Distributions to Shareholders - continued

distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from underlying funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 45,960,283
Gross unrealized depreciation	(26,978,462)
Net unrealized appreciation (depreciation) on securities and other investments	$ 18,981,821

Tax Cost	$ 582,558,580

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (59,732,390)
Net unrealized appreciation (depreciation)	$ 18,981,821

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (59,732,390)

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2012	January 31, 2011
Ordinary Income	$ 4,101,848	$ 2,444,386

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,120,384,304 and $1,218,402,135, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 52,557	$ 2,177
Class T	.25%	.25%	33,452	113
Class B	.75%	.25%	15,346	11,519
Class C	.75%	.25%	52,830	17,080
			$ 154,185	$ 30,889

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,237
Class T	2,801
Class B*	2,003
Class C*	1,050
$ 21,091

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 63,412.30
Class T	20,886.31
Class B	4,630.30
Class C	15,912.30
Mid Cap Value	1,579,493.26
Institutional Class	9,740.29
	$ 1,694,073

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,204 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,023,000.35%		$ 529

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

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6. Committed Line of Credit - continued

amounted to $1,937 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $26,327. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $65,968 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2012	2011
From net investment income
Class A	$ 84,201	$ 48,967
Class T	17,628	-
Mid Cap Value	3,978,985	2,383,138
Institutional Class	21,034	12,281
Total	$ 4,101,848	$ 2,444,386

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Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Class A
Shares sold	471,749	979,279	$ 7,485,577	$ 13,831,042
Reinvestment of distributions	5,251	2,902	78,338	45,422
Shares redeemed	(704,307)	(383,036)	(11,261,227)	(5,416,268)
Net increase (decrease)	(227,307)	599,145	$ (3,697,312)	$ 8,460,196
Class T
Shares sold	161,524	277,811	$ 2,605,707	$ 3,916,314
Reinvestment of distributions	1,166	-	17,360	-
Shares redeemed	(165,147)	(169,622)	(2,621,038)	(2,442,521)
Net increase (decrease)	(2,457)	108,189	$ 2,029	$ 1,473,793
Class B
Shares sold	9,800	68,215	$ 158,077	$ 957,007
Shares redeemed	(33,963)	(50,071)	(529,991)	(730,358)
Net increase (decrease)	(24,163)	18,144	$ (371,914)	$ 226,649
Class C
Shares sold	124,340	223,953	$ 1,963,624	$ 3,145,394
Shares redeemed	(137,041)	(78,488)	(2,028,206)	(1,108,959)
Net increase (decrease)	(12,701)	145,465	$ (64,582)	$ 2,036,435
Mid Cap Value
Shares sold	7,442,595	14,676,423	$ 120,167,268	$ 210,466,358
Reinvestment of distributions	256,561	146,967	3,848,420	2,313,260
Shares redeemed	(13,984,343)	(11,678,158)	(217,785,024)	(166,435,604)
Net increase (decrease)	(6,285,187)	3,145,232	$ (93,769,336)	$ 46,344,014
Institutional Class
Shares sold	158,721	152,312	$ 2,526,829	$ 2,150,351
Reinvestment of distributions	1,314	744	19,637	11,662
Shares redeemed	(146,013)	(192,350)	(2,215,747)	(2,796,561)
Net increase (decrease)	14,022	(39,294)	$ 330,719	$ (634,548)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

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Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Mid Cap Value designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Mid Cap Value designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(envelope graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(envelope graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(envelope graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

MCV-UANN-0312
1.900179.102

(Fidelity Investment logo)(registered trademark)
Fidelity
Mid Cap Value
Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B, and Class C are classes of Fidelity®
Mid Cap Value Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-7.01%	-1.17%	5.93%
Class T (incl. 3.50% sales charge) B	-5.03%	-0.95%	6.05%
Class B (incl. contingent deferred sales charge) C	-6.95%	-1.09%	6.18%
Class C (incl. contingent deferred sales charge) D	-3.04%	-0.73%	6.17%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Value Fund - Class A on January 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor® Mid Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -1.34%, -1.59%, -2.06% and -2.07%, respectively (excluding sales charges), trailing the 1.19% gain of the Russell Midcap® Value Index. Weak stock picking in insurance and banks, coupled with adverse positioning within capital goods and utilities, were the biggest detractors from relative performance. On the plus side, security selection in consumer discretionary, health care and materials boosted relative results. From a market-capitalization perspective, stock picks among mid-cap companies in the $2 billion to $5 billion range helped the fund's return, while choices among those with a capitalization greater than $5 billion hurt. Individual relative detractors included untimely trading in the shares of electric utility PPL, along with airbag and safety equipment supplier TRW Automotive Holdings, regional bank SunTrust Banks, and an out-of-benchmark stake in integrated energy producer Hess. The top individual contributors versus the benchmark were Goodrich, a supplier of components and systems to commercial aircraft manufacturers, department store operator Macy's and apparel company VF. PPL and Goodrich were not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Class A	1.16%
Actual		$ 1,000.00	$ 992.10	$ 5.82
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90
Class T	1.43%
Actual		$ 1,000.00	$ 990.90	$ 7.18
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 7.27
Class B	1.91%
Actual		$ 1,000.00	$ 988.70	$ 9.57
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.70
Class C	1.91%
Actual		$ 1,000.00	$ 988.60	$ 9.57
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.70
Mid Cap Value	.88%
Actual		$ 1,000.00	$ 993.90	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Institutional Class	.90%
Actual		$ 1,000.00	$ 993.60	$ 4.52
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Edison International	1.7	1.6
Sempra Energy	1.7	1.6
Discover Financial Services	1.7	1.6
Macy's, Inc.	1.6	1.1
Valero Energy Corp.	1.6	1.7
Humana, Inc.	1.5	1.4
Republic Services, Inc.	1.5	1.3
ConAgra Foods, Inc.	1.5	0.0
Lorillard, Inc.	1.5	1.5
Clorox Co.	1.4	0.0
	15.7
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	30.7	30.9
Utilities	13.4	12.0
Consumer Discretionary	11.0	11.2
Industrials	10.6	10.2
Information Technology	8.2	8.6
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks 99.5%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	3.1%	** Foreign investments	2.1%

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 1.1%
TRW Automotive Holdings Corp. (a)	168,700	$ 6,329,624
Hotels, Restaurants & Leisure - 0.9%
Brinker International, Inc. (d)	212,200	5,485,370
Household Durables - 0.7%
Jarden Corp.	113,800	3,833,922
Media - 1.6%
CBS Corp. Class B	164,300	4,679,264
DISH Network Corp. Class A	174,200	4,863,664
		9,542,928
Multiline Retail - 1.6%
Macy's, Inc.	282,500	9,517,425
Specialty Retail - 2.9%
Best Buy Co., Inc.	209,300	5,012,735
Foot Locker, Inc.	270,500	7,097,920
GameStop Corp. Class A (a)(d)	219,300	5,122,848
		17,233,503
Textiles, Apparel & Luxury Goods - 2.2%
PVH Corp.	91,818	7,087,431
VF Corp.	45,900	6,035,391
		13,122,822
TOTAL CONSUMER DISCRETIONARY		65,065,594
CONSUMER STAPLES - 7.0%
Beverages - 1.0%
Dr Pepper Snapple Group, Inc.	155,200	6,024,864
Food Products - 3.1%
Campbell Soup Co.	154,500	4,897,650
ConAgra Foods, Inc.	325,400	8,678,418
Ralcorp Holdings, Inc. (a)	50,100	4,381,245
		17,957,313
Household Products - 1.4%
Clorox Co.	123,500	8,479,510
Tobacco - 1.5%
Lorillard, Inc.	80,500	8,644,895
TOTAL CONSUMER STAPLES		41,106,582
Common Stocks - continued
	Shares	Value
ENERGY - 7.1%
Energy Equipment & Services - 1.6%
Helmerich & Payne, Inc.	93,300	$ 5,757,543
Oil States International, Inc. (a)	44,900	3,578,081
		9,335,624
Oil, Gas & Consumable Fuels - 5.5%
Hess Corp.	79,100	4,453,330
Marathon Oil Corp.	185,800	5,832,262
Murphy Oil Corp.	122,600	7,306,960
Tesoro Corp. (a)	227,100	5,684,313
Valero Energy Corp.	390,500	9,368,095
		32,644,960
TOTAL ENERGY		41,980,584
FINANCIALS - 30.7%
Capital Markets - 1.4%
Ameriprise Financial, Inc.	151,300	8,102,115
Commercial Banks - 6.2%
CapitalSource, Inc.	513,100	3,545,521
Comerica, Inc.	214,600	5,937,982
Huntington Bancshares, Inc.	1,013,600	5,787,656
KeyCorp	995,900	7,738,143
Regions Financial Corp.	1,214,800	6,341,256
SunTrust Banks, Inc.	366,600	7,540,962
		36,891,520
Consumer Finance - 3.1%
Discover Financial Services	363,800	9,888,084
SLM Corp.	563,400	8,422,830
		18,310,914
Diversified Financial Services - 1.0%
Leucadia National Corp.	221,000	6,134,960
Insurance - 7.2%
Allied World Assurance Co. Holdings Ltd.	82,900	5,100,837
Assurant, Inc.	167,100	6,617,160
Hartford Financial Services Group, Inc.	383,600	6,720,672
Lincoln National Corp.	306,900	6,610,626
Torchmark Corp.	129,500	5,914,265
Unum Group	219,600	5,013,468
Validus Holdings Ltd.	205,600	6,593,592
		42,570,620
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 10.6%
American Capital Agency Corp.	170,700	$ 5,004,924
BRE Properties, Inc.	110,700	5,736,474
Douglas Emmett, Inc.	325,900	6,814,569
Essex Property Trust, Inc.	36,200	5,212,800
Kimco Realty Corp.	436,700	7,969,775
Prologis, Inc.	229,500	7,277,445
Rayonier, Inc.	127,800	5,844,294
SL Green Realty Corp.	66,800	4,911,804
The Macerich Co.	134,000	7,276,200
Ventas, Inc.	109,000	6,355,790
		62,404,075
Thrifts & Mortgage Finance - 1.2%
People's United Financial, Inc.	552,200	6,808,626
TOTAL FINANCIALS		181,222,830
HEALTH CARE - 5.9%
Health Care Providers & Services - 4.5%
Community Health Systems, Inc. (a)	311,800	5,830,660
Health Net, Inc. (a)	191,200	7,215,888
Humana, Inc.	100,800	8,973,216
McKesson Corp.	56,600	4,625,352
		26,645,116
Pharmaceuticals - 1.4%
Mylan, Inc. (a)	155,800	3,232,850
Watson Pharmaceuticals, Inc. (a)	82,100	4,813,523
		8,046,373
TOTAL HEALTH CARE		34,691,489
INDUSTRIALS - 10.6%
Aerospace & Defense - 2.7%
Alliant Techsystems, Inc.	57,100	3,392,311
Esterline Technologies Corp. (a)	75,400	4,610,710
Textron, Inc.	309,300	7,880,964
		15,883,985
Airlines - 0.8%
Alaska Air Group, Inc. (a)	59,500	4,529,735
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 2.2%
Pitney Bowes, Inc. (d)	207,100	$ 3,928,687
Republic Services, Inc.	303,500	8,886,480
		12,815,167
Construction & Engineering - 1.7%
Fluor Corp.	56,900	3,200,056
KBR, Inc.	223,900	7,196,146
		10,396,202
Machinery - 2.3%
Cummins, Inc.	56,100	5,834,400
Parker Hannifin Corp.	98,600	7,955,048
		13,789,448
Professional Services - 0.9%
Towers Watson & Co.	87,500	5,232,500
TOTAL INDUSTRIALS		62,647,037
INFORMATION TECHNOLOGY - 8.2%
Communications Equipment - 1.6%
Brocade Communications Systems, Inc. (a)	932,600	5,231,886
Motorola Solutions, Inc.	93,800	4,353,258
		9,585,144
Computers & Peripherals - 1.3%
SanDisk Corp. (a)	166,600	7,643,608
Electronic Equipment & Components - 0.8%
Jabil Circuit, Inc.	202,600	4,590,916
IT Services - 0.5%
Alliance Data Systems Corp. (a)(d)	27,200	3,013,760
Office Electronics - 1.3%
Xerox Corp.	968,100	7,502,775
Semiconductors & Semiconductor Equipment - 2.7%
KLA-Tencor Corp.	98,400	5,031,192
Marvell Technology Group Ltd. (a)	432,600	6,718,278
Skyworks Solutions, Inc. (a)	208,600	4,501,588
		16,251,058
TOTAL INFORMATION TECHNOLOGY		48,587,261
Common Stocks - continued
	Shares	Value
MATERIALS - 4.9%
Chemicals - 2.7%
Ashland, Inc.	94,600	$ 5,965,476
CF Industries Holdings, Inc.	36,300	6,438,894
W.R. Grace & Co. (a)	61,000	3,265,940
		15,670,310
Containers & Packaging - 1.2%
Ball Corp.	78,700	3,089,762
Rock-Tenn Co. Class A	69,700	4,311,642
		7,401,404
Metals & Mining - 1.0%
Commercial Metals Co.	145,800	2,090,772
Reliance Steel & Aluminum Co.	73,900	3,931,480
		6,022,252
TOTAL MATERIALS		29,093,966
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
Frontier Communications Corp. (d)	909,300	3,891,804
UTILITIES - 13.4%
Electric Utilities - 5.0%
Cleco Corp.	65,300	2,596,328
Edison International	243,400	9,989,137
El Paso Electric Co.	162,700	5,661,960
NV Energy, Inc.	352,800	5,715,360
PNM Resources, Inc.	311,400	5,546,034
		29,508,819
Independent Power Producers & Energy Traders - 0.9%
The AES Corp. (a)	427,800	5,458,728
Multi-Utilities - 7.5%
Alliant Energy Corp.	172,500	7,312,275
CenterPoint Energy, Inc.	366,400	6,767,408
CMS Energy Corp.	284,100	6,201,903
NiSource, Inc.	280,000	6,364,400
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
OGE Energy Corp.	138,800	$ 7,336,968
Sempra Energy	175,500	9,985,950
		43,968,904
TOTAL UTILITIES		78,936,451
TOTAL COMMON STOCKS (Cost $565,672,480)		587,223,598
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 0.12% (b)	2,261,261	2,261,261
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	12,055,542	12,055,542
TOTAL MONEY MARKET FUNDS (Cost $14,316,803)		14,316,803
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $579,989,283)		601,540,401
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(11,148,830)
NET ASSETS - 100%		$ 590,391,571
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,244
Fidelity Securities Lending Cash Central Fund	26,327
Total	$ 30,571
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012

Assets
Investment in securities, at value (including securities loaned of $11,629,259) - See accompanying schedule: Unaffiliated issuers (cost $565,672,480)	$ 587,223,598
Fidelity Central Funds (cost $14,316,803)	14,316,803
Total Investments (cost $579,989,283)		$ 601,540,401
Receivable for investments sold		5,922,361
Receivable for fund shares sold		503,414
Dividends receivable		465,532
Distributions receivable from Fidelity Central Funds		1,597
Prepaid expenses		1,626
Other receivables		22,353
Total assets		608,457,284

Liabilities
Payable to custodian bank	$ 41,147
Payable for investments purchased	4,574,379
Payable for fund shares redeemed	950,312
Accrued management fee	241,778
Distribution and service plan fees payable	12,070
Other affiliated payables	141,985
Other payables and accrued expenses	48,500
Collateral on securities loaned, at value	12,055,542
Total liabilities		18,065,713

Net Assets		$ 590,391,571
Net Assets consist of:
Paid in capital		$ 631,279,726
Distributions in excess of net investment income		(137,586)
Accumulated undistributed net realized gain (loss) on investments		(62,301,687)
Net unrealized appreciation (depreciation) on investments		21,551,118
Net Assets		$ 590,391,571

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,577,553 ÷ 1,233,347 shares)	$ 15.87

Maximum offering price per share (100/94.25 of $15.87)	$ 16.84
Class T: Net Asset Value and redemption price per share ($6,823,422 ÷ 430,709 shares)	$ 15.84

Maximum offering price per share (100/96.50 of $15.84)	$ 16.41
Class B: Net Asset Value and offering price per share ($1,376,314 ÷ 87,629 shares)A	$ 15.71

Class C: Net Asset Value and offering price per share ($5,000,177 ÷ 319,596 shares)A	$ 15.65

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($553,947,354 ÷ 34,691,308 shares)	$ 15.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,666,751 ÷ 230,470 shares)	$ 15.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2012

Investment Income
Dividends		$ 10,284,144
Interest		94
Income from Fidelity Central Funds		30,571
Total income		10,314,809

Expenses
Management fee Basic fee	$ 3,588,402
Performance adjustment	(6,368)
Transfer agent fees	1,694,073
Distribution and service plan fees	154,185
Accounting and security lending fees	236,372
Custodian fees and expenses	28,521
Independent trustees' compensation	3,756
Registration fees	72,124
Audit	54,963
Legal	2,193
Interest	529
Miscellaneous	6,596
Total expenses before reductions	5,835,346
Expense reductions	(65,968)	5,769,378
Net investment income (loss)		4,545,431
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		70,353,241
Change in net unrealized appreciation (depreciation) on investment securities		(90,350,275)
Net gain (loss)		(19,997,034)
Net increase (decrease) in net assets resulting from operations		$ (15,451,603)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,545,431	$ 1,552,041
Net realized gain (loss)	70,353,241	100,225,944
Change in net unrealized appreciation (depreciation)	(90,350,275)	59,481,106
Net increase (decrease) in net assets resulting from operations	(15,451,603)	161,259,091
Distributions to shareholders from net investment income	(4,101,848)	(2,444,386)
Share transactions - net increase (decrease)	(97,570,396)	57,906,539
Redemption fees	28,676	31,710
Total increase (decrease) in net assets	(117,095,171)	216,752,954

Net Assets
Beginning of period	707,486,742	490,733,788
End of period (including distributions in excess of net investment income of $137,586 and distributions in excess of net investment income of $543,496, respectively)	$ 590,391,571	$ 707,486,742

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.16	$ 12.35	$ 8.53	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.07	- J	.07	.09	.03
Net realized and unrealized gain (loss)	(.29)	3.85	3.84	(6.47)	(1.78)
Total from investment operations	(.22)	3.85	3.91	(6.38)	(1.75)
Distributions from net investment income	(.07)	(.04)	(.09)	(.14)	(.06)
Distributions from net realized gain	-	-	-	- J	(.77)
Total distributions	(.07)	(.04)	(.09)	(.14)	(.83)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.87	$ 16.16	$ 12.35	$ 8.53	$ 15.05
Total Return B, C, D	(1.34)%	31.14%	45.79%	(42.40)%	(10.28)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.17%	1.17%	1.21%	1.12%	1.14% A
Expenses net of fee waivers, if any	1.17%	1.17%	1.21%	1.12%	1.14% A
Expenses net of all reductions	1.16%	1.17%	1.20%	1.12%	1.13% A
Net investment income (loss)	.44%	.02%	.62%	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,578	$ 23,608	$ 10,640	$ 6,404	$ 7,445
Portfolio turnover rate G	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.14	$ 12.34	$ 8.53	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.03	(.03)	.04	.06	(.02)
Net realized and unrealized gain (loss)	(.29)	3.83	3.84	(6.46)	(1.76)
Total from investment operations	(.26)	3.80	3.88	(6.40)	(1.78)
Distributions from net investment income	(.04)	-	(.07)	(.11)	(.04)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	(.04)	-	(.07)	(.11)	(.81)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.84	$ 16.14	$ 12.34	$ 8.53	$ 15.04
Total Return B, C, D	(1.59)%	30.79%	45.44%	(42.57)%	(10.46)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.43%	1.43%	1.47%	1.38%	1.39% A
Expenses net of fee waivers, if any	1.43%	1.43%	1.47%	1.38%	1.39% A
Expenses net of all reductions	1.42%	1.43%	1.46%	1.38%	1.39% A
Net investment income (loss)	.18%	(.24)%	.36%	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,823	$ 6,993	$ 4,010	$ 2,413	$ 3,714
Portfolio turnover rate G	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.04	$ 12.32	$ 8.53	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10)	(.01)	(.01)	(.10)
Net realized and unrealized gain (loss)	(.28)	3.82	3.82	(6.40)	(1.76)
Total from investment operations	(.33)	3.72	3.81	(6.41)	(1.86)
Distributions from net investment income	-	-	(.02)	(.05)	(.01)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.02)	(.05)	(.78)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.71	$ 16.04	$ 12.32	$ 8.53	$ 14.99
Total Return B, C, D	(2.06)%	30.19%	44.61%	(42.79)%	(10.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.92%	1.93%	1.97%	1.87%	1.89% A
Expenses net of fee waivers, if any	1.92%	1.93%	1.97%	1.87%	1.89% A
Expenses net of all reductions	1.91%	1.92%	1.96%	1.87%	1.89% A
Net investment income (loss)	(.31)%	(.74)%	(.14)%	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,376	$ 1,793	$ 1,154	$ 763	$ 1,304
Portfolio turnover rate G	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.98	$ 12.27	$ 8.50	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10)	(.01)	-	(.10)
Net realized and unrealized gain (loss)	(.28)	3.81	3.80	(6.41)	(1.77)
Total from investment operations	(.33)	3.71	3.79	(6.41)	(1.87)
Distributions from net investment income	-	-	(.02)	(.07)	(.01)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.02)	(.07)	(.78)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.65	$ 15.98	$ 12.27	$ 8.50	$ 14.98
Total Return B, C, D	(2.07)%	30.24%	44.56%	(42.79)%	(10.94)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.92%	1.93%	1.96%	1.86%	1.90% A
Expenses net of fee waivers, if any	1.92%	1.93%	1.96%	1.86%	1.90% A
Expenses net of all reductions	1.91%	1.92%	1.95%	1.86%	1.90% A
Net investment income (loss)	(.31)%	(.73)%	(.13)%	(.03)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,000	$ 5,309	$ 2,293	$ 1,232	$ 1,658
Portfolio turnover rate G	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 12.41	$ 8.57	$ 15.09	$ 17.18
Income from Investment Operations
Net investment income (loss) B	.12	.04	.09	.13	.08
Net realized and unrealized gain (loss)	(.30)	3.87	3.86	(6.49)	(1.34)
Total from investment operations	(.18)	3.91	3.95	(6.36)	(1.26)
Distributions from net investment income	(.11)	(.06)	(.11)	(.16)	(.06)
Distributions from net realized gain	-	-	-	- F	(.77)
Total distributions	(.11)	(.06)	(.11)	(.16)	(.83)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 15.97	$ 16.26	$ 12.41	$ 8.57	$ 15.09
Total Return A	(1.04)%	31.51%	46.06%	(42.19)%	(7.67)%
Ratios to Average Net Assets C, E
Expenses before reductions	.88%	.91%	.95%	.85%	.83%
Expenses net of fee waivers, if any	.88%	.91%	.95%	.84%	.82%
Expenses net of all reductions	.87%	.90%	.94%	.84%	.82%
Net investment income (loss)	.73%	.28%	.88%	.99%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 553,947	$ 666,277	$ 469,476	$ 358,380	$ 737,234
Portfolio turnover rate D	173%	133%	202%	268%	264%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.20	$ 12.36	$ 8.54	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.11	.04	.10	.12	.07
Net realized and unrealized gain (loss)	(.29)	3.85	3.84	(6.48)	(1.78)
Total from investment operations	(.18)	3.89	3.94	(6.36)	(1.71)
Distributions from net investment income	(.11)	(.05)	(.12)	(.16)	(.09)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	(.11)	(.05)	(.12)	(.16)	(.86)
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 15.91	$ 16.20	$ 12.36	$ 8.54	$ 15.06
Total Return B, C	(1.07)%	31.51%	46.12%	(42.26)%	(10.06)%
Ratios to Average Net Assets E, H
Expenses before reductions	.91%	.92%	.96%	.87%	.89% A
Expenses net of fee waivers, if any	.91%	.92%	.96%	.87%	.89% A
Expenses net of all reductions	.90%	.92%	.95%	.87%	.88% A
Net investment income (loss)	.71%	.27%	.87%	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,667	$ 3,507	$ 3,162	$ 894	$ 1,452
Portfolio turnover rate F	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from underlying funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 45,960,283
Gross unrealized depreciation	(26,978,462)
Net unrealized appreciation (depreciation) on securities and other investments	$ 18,981,821

Tax Cost	$ 582,558,580

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (59,732,390)
Net unrealized appreciation (depreciation)	$ 18,981,821

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (59,732,390)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2012	January 31, 2011
Ordinary Income	$ 4,101,848	$ 2,444,386

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,120,384,304 and $1,218,402,135, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 52,557	$ 2,177
Class T	.25%	.25%	33,452	113
Class B	.75%	.25%	15,346	11,519
Class C	.75%	.25%	52,830	17,080
			$ 154,185	$ 30,889

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,237
Class T	2,801
Class B*	2,003
Class C*	1,050
$ 21,091

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 63,412.30
Class T	20,886.31
Class B	4,630.30
Class C	15,912.30
Mid Cap Value	1,579,493.26
Institutional Class	9,740.29
	$ 1,694,073

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,204 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,023,000.35%		$ 529

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

Annual Report

6. Committed Line of Credit - continued

amounted to $1,937 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $26,327. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $65,968 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2012	2011
From net investment income
Class A	$ 84,201	$ 48,967
Class T	17,628	-
Mid Cap Value	3,978,985	2,383,138
Institutional Class	21,034	12,281
Total	$ 4,101,848	$ 2,444,386

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Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Class A
Shares sold	471,749	979,279	$ 7,485,577	$ 13,831,042
Reinvestment of distributions	5,251	2,902	78,338	45,422
Shares redeemed	(704,307)	(383,036)	(11,261,227)	(5,416,268)
Net increase (decrease)	(227,307)	599,145	$ (3,697,312)	$ 8,460,196
Class T
Shares sold	161,524	277,811	$ 2,605,707	$ 3,916,314
Reinvestment of distributions	1,166	-	17,360	-
Shares redeemed	(165,147)	(169,622)	(2,621,038)	(2,442,521)
Net increase (decrease)	(2,457)	108,189	$ 2,029	$ 1,473,793
Class B
Shares sold	9,800	68,215	$ 158,077	$ 957,007
Shares redeemed	(33,963)	(50,071)	(529,991)	(730,358)
Net increase (decrease)	(24,163)	18,144	$ (371,914)	$ 226,649
Class C
Shares sold	124,340	223,953	$ 1,963,624	$ 3,145,394
Shares redeemed	(137,041)	(78,488)	(2,028,206)	(1,108,959)
Net increase (decrease)	(12,701)	145,465	$ (64,582)	$ 2,036,435
Mid Cap Value
Shares sold	7,442,595	14,676,423	$ 120,167,268	$ 210,466,358
Reinvestment of distributions	256,561	146,967	3,848,420	2,313,260
Shares redeemed	(13,984,343)	(11,678,158)	(217,785,024)	(166,435,604)
Net increase (decrease)	(6,285,187)	3,145,232	$ (93,769,336)	$ 46,344,014
Institutional Class
Shares sold	158,721	152,312	$ 2,526,829	$ 2,150,351
Reinvestment of distributions	1,314	744	19,637	11,662
Shares redeemed	(146,013)	(192,350)	(2,215,747)	(2,796,561)
Net increase (decrease)	14,022	(39,294)	$ 330,719	$ (634,548)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A and T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCV-UANN-0312
1.838439.102

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Mid Cap Value
Fund - Institutional Class

Annual Report

January 31, 2012

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Mid Cap Value Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-1.07%	0.26%	6.70%

A The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Value Fund - Institutional Class on January 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor® Mid Cap Value Fund: For the year, the fund's Institutional Class shares returned -1.07%, trailing the 1.19% gain of the Russell Midcap® Value Index. Weak stock picking in insurance and banks, coupled with adverse positioning within capital goods and utilities, were the biggest detractors from relative performance. On the plus side, security selection in consumer discretionary, health care and materials boosted relative results. From a market-capitalization perspective, stock picks among mid-cap companies in the $2 billion to $5 billion range helped the fund's return, while choices among those with a capitalization greater than $5 billion hurt. Individual relative detractors included untimely trading in the shares of electric utility PPL, along with airbag and safety equipment supplier TRW Automotive Holdings, regional bank SunTrust Banks, and an out-of-benchmark stake in integrated energy producer Hess. The top individual contributors versus the benchmark were Goodrich, a supplier of components and systems to commercial aircraft manufacturers, department store operator Macy's and apparel company VF. PPL and Goodrich were not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Class A	1.16%
Actual		$ 1,000.00	$ 992.10	$ 5.82
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90
Class T	1.43%
Actual		$ 1,000.00	$ 990.90	$ 7.18
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 7.27
Class B	1.91%
Actual		$ 1,000.00	$ 988.70	$ 9.57
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.70
Class C	1.91%
Actual		$ 1,000.00	$ 988.60	$ 9.57
HypotheticalA		$ 1,000.00	$ 1,015.58	$ 9.70
Mid Cap Value	.88%
Actual		$ 1,000.00	$ 993.90	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48
Institutional Class	.90%
Actual		$ 1,000.00	$ 993.60	$ 4.52
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Edison International	1.7	1.6
Sempra Energy	1.7	1.6
Discover Financial Services	1.7	1.6
Macy's, Inc.	1.6	1.1
Valero Energy Corp.	1.6	1.7
Humana, Inc.	1.5	1.4
Republic Services, Inc.	1.5	1.3
ConAgra Foods, Inc.	1.5	0.0
Lorillard, Inc.	1.5	1.5
Clorox Co.	1.4	0.0
	15.7
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	30.7	30.9
Utilities	13.4	12.0
Consumer Discretionary	11.0	11.2
Industrials	10.6	10.2
Information Technology	8.2	8.6
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks 99.5%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	3.1%	** Foreign investments	2.1%

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 1.1%
TRW Automotive Holdings Corp. (a)	168,700	$ 6,329,624
Hotels, Restaurants & Leisure - 0.9%
Brinker International, Inc. (d)	212,200	5,485,370
Household Durables - 0.7%
Jarden Corp.	113,800	3,833,922
Media - 1.6%
CBS Corp. Class B	164,300	4,679,264
DISH Network Corp. Class A	174,200	4,863,664
		9,542,928
Multiline Retail - 1.6%
Macy's, Inc.	282,500	9,517,425
Specialty Retail - 2.9%
Best Buy Co., Inc.	209,300	5,012,735
Foot Locker, Inc.	270,500	7,097,920
GameStop Corp. Class A (a)(d)	219,300	5,122,848
		17,233,503
Textiles, Apparel & Luxury Goods - 2.2%
PVH Corp.	91,818	7,087,431
VF Corp.	45,900	6,035,391
		13,122,822
TOTAL CONSUMER DISCRETIONARY		65,065,594
CONSUMER STAPLES - 7.0%
Beverages - 1.0%
Dr Pepper Snapple Group, Inc.	155,200	6,024,864
Food Products - 3.1%
Campbell Soup Co.	154,500	4,897,650
ConAgra Foods, Inc.	325,400	8,678,418
Ralcorp Holdings, Inc. (a)	50,100	4,381,245
		17,957,313
Household Products - 1.4%
Clorox Co.	123,500	8,479,510
Tobacco - 1.5%
Lorillard, Inc.	80,500	8,644,895
TOTAL CONSUMER STAPLES		41,106,582
Common Stocks - continued
	Shares	Value
ENERGY - 7.1%
Energy Equipment & Services - 1.6%
Helmerich & Payne, Inc.	93,300	$ 5,757,543
Oil States International, Inc. (a)	44,900	3,578,081
		9,335,624
Oil, Gas & Consumable Fuels - 5.5%
Hess Corp.	79,100	4,453,330
Marathon Oil Corp.	185,800	5,832,262
Murphy Oil Corp.	122,600	7,306,960
Tesoro Corp. (a)	227,100	5,684,313
Valero Energy Corp.	390,500	9,368,095
		32,644,960
TOTAL ENERGY		41,980,584
FINANCIALS - 30.7%
Capital Markets - 1.4%
Ameriprise Financial, Inc.	151,300	8,102,115
Commercial Banks - 6.2%
CapitalSource, Inc.	513,100	3,545,521
Comerica, Inc.	214,600	5,937,982
Huntington Bancshares, Inc.	1,013,600	5,787,656
KeyCorp	995,900	7,738,143
Regions Financial Corp.	1,214,800	6,341,256
SunTrust Banks, Inc.	366,600	7,540,962
		36,891,520
Consumer Finance - 3.1%
Discover Financial Services	363,800	9,888,084
SLM Corp.	563,400	8,422,830
		18,310,914
Diversified Financial Services - 1.0%
Leucadia National Corp.	221,000	6,134,960
Insurance - 7.2%
Allied World Assurance Co. Holdings Ltd.	82,900	5,100,837
Assurant, Inc.	167,100	6,617,160
Hartford Financial Services Group, Inc.	383,600	6,720,672
Lincoln National Corp.	306,900	6,610,626
Torchmark Corp.	129,500	5,914,265
Unum Group	219,600	5,013,468
Validus Holdings Ltd.	205,600	6,593,592
		42,570,620
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 10.6%
American Capital Agency Corp.	170,700	$ 5,004,924
BRE Properties, Inc.	110,700	5,736,474
Douglas Emmett, Inc.	325,900	6,814,569
Essex Property Trust, Inc.	36,200	5,212,800
Kimco Realty Corp.	436,700	7,969,775
Prologis, Inc.	229,500	7,277,445
Rayonier, Inc.	127,800	5,844,294
SL Green Realty Corp.	66,800	4,911,804
The Macerich Co.	134,000	7,276,200
Ventas, Inc.	109,000	6,355,790
		62,404,075
Thrifts & Mortgage Finance - 1.2%
People's United Financial, Inc.	552,200	6,808,626
TOTAL FINANCIALS		181,222,830
HEALTH CARE - 5.9%
Health Care Providers & Services - 4.5%
Community Health Systems, Inc. (a)	311,800	5,830,660
Health Net, Inc. (a)	191,200	7,215,888
Humana, Inc.	100,800	8,973,216
McKesson Corp.	56,600	4,625,352
		26,645,116
Pharmaceuticals - 1.4%
Mylan, Inc. (a)	155,800	3,232,850
Watson Pharmaceuticals, Inc. (a)	82,100	4,813,523
		8,046,373
TOTAL HEALTH CARE		34,691,489
INDUSTRIALS - 10.6%
Aerospace & Defense - 2.7%
Alliant Techsystems, Inc.	57,100	3,392,311
Esterline Technologies Corp. (a)	75,400	4,610,710
Textron, Inc.	309,300	7,880,964
		15,883,985
Airlines - 0.8%
Alaska Air Group, Inc. (a)	59,500	4,529,735
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 2.2%
Pitney Bowes, Inc. (d)	207,100	$ 3,928,687
Republic Services, Inc.	303,500	8,886,480
		12,815,167
Construction & Engineering - 1.7%
Fluor Corp.	56,900	3,200,056
KBR, Inc.	223,900	7,196,146
		10,396,202
Machinery - 2.3%
Cummins, Inc.	56,100	5,834,400
Parker Hannifin Corp.	98,600	7,955,048
		13,789,448
Professional Services - 0.9%
Towers Watson & Co.	87,500	5,232,500
TOTAL INDUSTRIALS		62,647,037
INFORMATION TECHNOLOGY - 8.2%
Communications Equipment - 1.6%
Brocade Communications Systems, Inc. (a)	932,600	5,231,886
Motorola Solutions, Inc.	93,800	4,353,258
		9,585,144
Computers & Peripherals - 1.3%
SanDisk Corp. (a)	166,600	7,643,608
Electronic Equipment & Components - 0.8%
Jabil Circuit, Inc.	202,600	4,590,916
IT Services - 0.5%
Alliance Data Systems Corp. (a)(d)	27,200	3,013,760
Office Electronics - 1.3%
Xerox Corp.	968,100	7,502,775
Semiconductors & Semiconductor Equipment - 2.7%
KLA-Tencor Corp.	98,400	5,031,192
Marvell Technology Group Ltd. (a)	432,600	6,718,278
Skyworks Solutions, Inc. (a)	208,600	4,501,588
		16,251,058
TOTAL INFORMATION TECHNOLOGY		48,587,261
Common Stocks - continued
	Shares	Value
MATERIALS - 4.9%
Chemicals - 2.7%
Ashland, Inc.	94,600	$ 5,965,476
CF Industries Holdings, Inc.	36,300	6,438,894
W.R. Grace & Co. (a)	61,000	3,265,940
		15,670,310
Containers & Packaging - 1.2%
Ball Corp.	78,700	3,089,762
Rock-Tenn Co. Class A	69,700	4,311,642
		7,401,404
Metals & Mining - 1.0%
Commercial Metals Co.	145,800	2,090,772
Reliance Steel & Aluminum Co.	73,900	3,931,480
		6,022,252
TOTAL MATERIALS		29,093,966
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
Frontier Communications Corp. (d)	909,300	3,891,804
UTILITIES - 13.4%
Electric Utilities - 5.0%
Cleco Corp.	65,300	2,596,328
Edison International	243,400	9,989,137
El Paso Electric Co.	162,700	5,661,960
NV Energy, Inc.	352,800	5,715,360
PNM Resources, Inc.	311,400	5,546,034
		29,508,819
Independent Power Producers & Energy Traders - 0.9%
The AES Corp. (a)	427,800	5,458,728
Multi-Utilities - 7.5%
Alliant Energy Corp.	172,500	7,312,275
CenterPoint Energy, Inc.	366,400	6,767,408
CMS Energy Corp.	284,100	6,201,903
NiSource, Inc.	280,000	6,364,400
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
OGE Energy Corp.	138,800	$ 7,336,968
Sempra Energy	175,500	9,985,950
		43,968,904
TOTAL UTILITIES		78,936,451
TOTAL COMMON STOCKS (Cost $565,672,480)		587,223,598
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 0.12% (b)	2,261,261	2,261,261
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	12,055,542	12,055,542
TOTAL MONEY MARKET FUNDS (Cost $14,316,803)		14,316,803
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $579,989,283)		601,540,401
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(11,148,830)
NET ASSETS - 100%		$ 590,391,571
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,244
Fidelity Securities Lending Cash Central Fund	26,327
Total	$ 30,571
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012

Assets
Investment in securities, at value (including securities loaned of $11,629,259) - See accompanying schedule: Unaffiliated issuers (cost $565,672,480)	$ 587,223,598
Fidelity Central Funds (cost $14,316,803)	14,316,803
Total Investments (cost $579,989,283)		$ 601,540,401
Receivable for investments sold		5,922,361
Receivable for fund shares sold		503,414
Dividends receivable		465,532
Distributions receivable from Fidelity Central Funds		1,597
Prepaid expenses		1,626
Other receivables		22,353
Total assets		608,457,284

Liabilities
Payable to custodian bank	$ 41,147
Payable for investments purchased	4,574,379
Payable for fund shares redeemed	950,312
Accrued management fee	241,778
Distribution and service plan fees payable	12,070
Other affiliated payables	141,985
Other payables and accrued expenses	48,500
Collateral on securities loaned, at value	12,055,542
Total liabilities		18,065,713

Net Assets		$ 590,391,571
Net Assets consist of:
Paid in capital		$ 631,279,726
Distributions in excess of net investment income		(137,586)
Accumulated undistributed net realized gain (loss) on investments		(62,301,687)
Net unrealized appreciation (depreciation) on investments		21,551,118
Net Assets		$ 590,391,571

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,577,553 ÷ 1,233,347 shares)	$ 15.87

Maximum offering price per share (100/94.25 of $15.87)	$ 16.84
Class T: Net Asset Value and redemption price per share ($6,823,422 ÷ 430,709 shares)	$ 15.84

Maximum offering price per share (100/96.50 of $15.84)	$ 16.41
Class B: Net Asset Value and offering price per share ($1,376,314 ÷ 87,629 shares)A	$ 15.71

Class C: Net Asset Value and offering price per share ($5,000,177 ÷ 319,596 shares)A	$ 15.65

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($553,947,354 ÷ 34,691,308 shares)	$ 15.97

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,666,751 ÷ 230,470 shares)	$ 15.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2012

Investment Income
Dividends		$ 10,284,144
Interest		94
Income from Fidelity Central Funds		30,571
Total income		10,314,809

Expenses
Management fee Basic fee	$ 3,588,402
Performance adjustment	(6,368)
Transfer agent fees	1,694,073
Distribution and service plan fees	154,185
Accounting and security lending fees	236,372
Custodian fees and expenses	28,521
Independent trustees' compensation	3,756
Registration fees	72,124
Audit	54,963
Legal	2,193
Interest	529
Miscellaneous	6,596
Total expenses before reductions	5,835,346
Expense reductions	(65,968)	5,769,378
Net investment income (loss)		4,545,431
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		70,353,241
Change in net unrealized appreciation (depreciation) on investment securities		(90,350,275)
Net gain (loss)		(19,997,034)
Net increase (decrease) in net assets resulting from operations		$ (15,451,603)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,545,431	$ 1,552,041
Net realized gain (loss)	70,353,241	100,225,944
Change in net unrealized appreciation (depreciation)	(90,350,275)	59,481,106
Net increase (decrease) in net assets resulting from operations	(15,451,603)	161,259,091
Distributions to shareholders from net investment income	(4,101,848)	(2,444,386)
Share transactions - net increase (decrease)	(97,570,396)	57,906,539
Redemption fees	28,676	31,710
Total increase (decrease) in net assets	(117,095,171)	216,752,954

Net Assets
Beginning of period	707,486,742	490,733,788
End of period (including distributions in excess of net investment income of $137,586 and distributions in excess of net investment income of $543,496, respectively)	$ 590,391,571	$ 707,486,742

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.16	$ 12.35	$ 8.53	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.07	- J	.07	.09	.03
Net realized and unrealized gain (loss)	(.29)	3.85	3.84	(6.47)	(1.78)
Total from investment operations	(.22)	3.85	3.91	(6.38)	(1.75)
Distributions from net investment income	(.07)	(.04)	(.09)	(.14)	(.06)
Distributions from net realized gain	-	-	-	- J	(.77)
Total distributions	(.07)	(.04)	(.09)	(.14)	(.83)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.87	$ 16.16	$ 12.35	$ 8.53	$ 15.05
Total Return B, C, D	(1.34)%	31.14%	45.79%	(42.40)%	(10.28)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.17%	1.17%	1.21%	1.12%	1.14% A
Expenses net of fee waivers, if any	1.17%	1.17%	1.21%	1.12%	1.14% A
Expenses net of all reductions	1.16%	1.17%	1.20%	1.12%	1.13% A
Net investment income (loss)	.44%	.02%	.62%	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,578	$ 23,608	$ 10,640	$ 6,404	$ 7,445
Portfolio turnover rate G	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.14	$ 12.34	$ 8.53	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) E	.03	(.03)	.04	.06	(.02)
Net realized and unrealized gain (loss)	(.29)	3.83	3.84	(6.46)	(1.76)
Total from investment operations	(.26)	3.80	3.88	(6.40)	(1.78)
Distributions from net investment income	(.04)	-	(.07)	(.11)	(.04)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	(.04)	-	(.07)	(.11)	(.81)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.84	$ 16.14	$ 12.34	$ 8.53	$ 15.04
Total Return B, C, D	(1.59)%	30.79%	45.44%	(42.57)%	(10.46)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.43%	1.43%	1.47%	1.38%	1.39% A
Expenses net of fee waivers, if any	1.43%	1.43%	1.47%	1.38%	1.39% A
Expenses net of all reductions	1.42%	1.43%	1.46%	1.38%	1.39% A
Net investment income (loss)	.18%	(.24)%	.36%	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,823	$ 6,993	$ 4,010	$ 2,413	$ 3,714
Portfolio turnover rate G	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 16.04	$ 12.32	$ 8.53	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10)	(.01)	(.01)	(.10)
Net realized and unrealized gain (loss)	(.28)	3.82	3.82	(6.40)	(1.76)
Total from investment operations	(.33)	3.72	3.81	(6.41)	(1.86)
Distributions from net investment income	-	-	(.02)	(.05)	(.01)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.02)	(.05)	(.78)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.71	$ 16.04	$ 12.32	$ 8.53	$ 14.99
Total Return B, C, D	(2.06)%	30.19%	44.61%	(42.79)%	(10.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.92%	1.93%	1.97%	1.87%	1.89% A
Expenses net of fee waivers, if any	1.92%	1.93%	1.97%	1.87%	1.89% A
Expenses net of all reductions	1.91%	1.92%	1.96%	1.87%	1.89% A
Net investment income (loss)	(.31)%	(.74)%	(.14)%	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,376	$ 1,793	$ 1,154	$ 763	$ 1,304
Portfolio turnover rate G	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.98	$ 12.27	$ 8.50	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10)	(.01)	-	(.10)
Net realized and unrealized gain (loss)	(.28)	3.81	3.80	(6.41)	(1.77)
Total from investment operations	(.33)	3.71	3.79	(6.41)	(1.87)
Distributions from net investment income	-	-	(.02)	(.07)	(.01)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	-	-	(.02)	(.07)	(.78)
Redemption fees added to paid in capital E, J	-	-	-	-	-
Net asset value, end of period	$ 15.65	$ 15.98	$ 12.27	$ 8.50	$ 14.98
Total Return B, C, D	(2.07)%	30.24%	44.56%	(42.79)%	(10.94)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.92%	1.93%	1.96%	1.86%	1.90% A
Expenses net of fee waivers, if any	1.92%	1.93%	1.96%	1.86%	1.90% A
Expenses net of all reductions	1.91%	1.92%	1.95%	1.86%	1.90% A
Net investment income (loss)	(.31)%	(.73)%	(.13)%	(.03)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,000	$ 5,309	$ 2,293	$ 1,232	$ 1,658
Portfolio turnover rate G	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.26	$ 12.41	$ 8.57	$ 15.09	$ 17.18
Income from Investment Operations
Net investment income (loss) B	.12	.04	.09	.13	.08
Net realized and unrealized gain (loss)	(.30)	3.87	3.86	(6.49)	(1.34)
Total from investment operations	(.18)	3.91	3.95	(6.36)	(1.26)
Distributions from net investment income	(.11)	(.06)	(.11)	(.16)	(.06)
Distributions from net realized gain	-	-	-	- F	(.77)
Total distributions	(.11)	(.06)	(.11)	(.16)	(.83)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 15.97	$ 16.26	$ 12.41	$ 8.57	$ 15.09
Total Return A	(1.04)%	31.51%	46.06%	(42.19)%	(7.67)%
Ratios to Average Net Assets C, E
Expenses before reductions	.88%	.91%	.95%	.85%	.83%
Expenses net of fee waivers, if any	.88%	.91%	.95%	.84%	.82%
Expenses net of all reductions	.87%	.90%	.94%	.84%	.82%
Net investment income (loss)	.73%	.28%	.88%	.99%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 553,947	$ 666,277	$ 469,476	$ 358,380	$ 737,234
Portfolio turnover rate D	173%	133%	202%	268%	264%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 16.20	$ 12.36	$ 8.54	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.11	.04	.10	.12	.07
Net realized and unrealized gain (loss)	(.29)	3.85	3.84	(6.48)	(1.78)
Total from investment operations	(.18)	3.89	3.94	(6.36)	(1.71)
Distributions from net investment income	(.11)	(.05)	(.12)	(.16)	(.09)
Distributions from net realized gain	-	-	-	-	(.77)
Total distributions	(.11)	(.05)	(.12)	(.16)	(.86)
Redemption fees added to paid in capital D, I	-	-	-	-	-
Net asset value, end of period	$ 15.91	$ 16.20	$ 12.36	$ 8.54	$ 15.06
Total Return B, C	(1.07)%	31.51%	46.12%	(42.26)%	(10.06)%
Ratios to Average Net Assets E, H
Expenses before reductions	.91%	.92%	.96%	.87%	.89% A
Expenses net of fee waivers, if any	.91%	.92%	.96%	.87%	.89% A
Expenses net of all reductions	.90%	.92%	.95%	.87%	.88% A
Net investment income (loss)	.71%	.27%	.87%	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,667	$ 3,507	$ 3,162	$ 894	$ 1,452
Portfolio turnover rate F	173%	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

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3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from underlying funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 45,960,283
Gross unrealized depreciation	(26,978,462)
Net unrealized appreciation (depreciation) on securities and other investments	$ 18,981,821

Tax Cost	$ 582,558,580

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (59,732,390)
Net unrealized appreciation (depreciation)	$ 18,981,821

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (59,732,390)

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2012	January 31, 2011
Ordinary Income	$ 4,101,848	$ 2,444,386

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,120,384,304 and $1,218,402,135, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 52,557	$ 2,177
Class T	.25%	.25%	33,452	113
Class B	.75%	.25%	15,346	11,519
Class C	.75%	.25%	52,830	17,080
			$ 154,185	$ 30,889

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 15,237
Class T	2,801
Class B*	2,003
Class C*	1,050
$ 21,091

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 63,412.30
Class T	20,886.31
Class B	4,630.30
Class C	15,912.30
Mid Cap Value	1,579,493.26
Institutional Class	9,740.29
	$ 1,694,073

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $23,204 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,023,000.35%		$ 529

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

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6. Committed Line of Credit - continued

amounted to $1,937 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $26,327. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $65,968 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2012	2011
From net investment income
Class A	$ 84,201	$ 48,967
Class T	17,628	-
Mid Cap Value	3,978,985	2,383,138
Institutional Class	21,034	12,281
Total	$ 4,101,848	$ 2,444,386

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Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Class A
Shares sold	471,749	979,279	$ 7,485,577	$ 13,831,042
Reinvestment of distributions	5,251	2,902	78,338	45,422
Shares redeemed	(704,307)	(383,036)	(11,261,227)	(5,416,268)
Net increase (decrease)	(227,307)	599,145	$ (3,697,312)	$ 8,460,196
Class T
Shares sold	161,524	277,811	$ 2,605,707	$ 3,916,314
Reinvestment of distributions	1,166	-	17,360	-
Shares redeemed	(165,147)	(169,622)	(2,621,038)	(2,442,521)
Net increase (decrease)	(2,457)	108,189	$ 2,029	$ 1,473,793
Class B
Shares sold	9,800	68,215	$ 158,077	$ 957,007
Shares redeemed	(33,963)	(50,071)	(529,991)	(730,358)
Net increase (decrease)	(24,163)	18,144	$ (371,914)	$ 226,649
Class C
Shares sold	124,340	223,953	$ 1,963,624	$ 3,145,394
Shares redeemed	(137,041)	(78,488)	(2,028,206)	(1,108,959)
Net increase (decrease)	(12,701)	145,465	$ (64,582)	$ 2,036,435
Mid Cap Value
Shares sold	7,442,595	14,676,423	$ 120,167,268	$ 210,466,358
Reinvestment of distributions	256,561	146,967	3,848,420	2,313,260
Shares redeemed	(13,984,343)	(11,678,158)	(217,785,024)	(166,435,604)
Net increase (decrease)	(6,285,187)	3,145,232	$ (93,769,336)	$ 46,344,014
Institutional Class
Shares sold	158,721	152,312	$ 2,526,829	$ 2,150,351
Reinvestment of distributions	1,314	744	19,637	11,662
Shares redeemed	(146,013)	(192,350)	(2,215,747)	(2,796,561)
Net increase (decrease)	14,022	(39,294)	$ 330,719	$ (634,548)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCVI-UANN-0312
1.838432.102

(Fidelity Investment logo)(registered trademark)

Fidelity®
Series Large Cap Value Fund

and

Fidelity
Series All-Sector Equity Fund

Fidelity Series Large Cap Value Fund

Fidelity Series All-Sector Equity Fund

Class F

Annual Report

January 31, 2012

(Fidelity Cover Art)

Contents

Note to Shareholders	(Click Here)	Important information about the fund.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Fidelity® Series Large Cap Value Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investment's over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity® Series All-Sector Equity Fund
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investment's over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Note to Shareholders

The following changes relate to Fidelity® Series All-Sector Equity Fund.

Effective as of November 1, 2011:

• Tobias Welo was named Co-Portfolio Manager, replacing John Avery and Matthew Friedman in managing the fund's materials sector investments.

Effective as of March 8, 2011:

• Matthew Friedman is no longer Co-Portfolio Manager of the fund's energy sector investments, which are solely managed by Co-Portfolio Manager Nathan Strik.

• Peter Saperstone was named Co-Portfolio Manager, replacing John Roth in managing the fund's consumer discretionary sector investments.

• The Multi-Manager Group (MMG) was renamed the Stock Selector Large Cap Group, recognizing stock selection as the dominant driver of performance within the portfolios it manages. There is no change in philosophy or process. The group includes experienced portfolio managers who are specialists in one or more market sectors and manage all of Fidelity® Series All-Sector Equity Fund's equity investments.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Fidelity Series Large Cap Value Fund
Series Large Cap Value	.62%
Actual		$ 1,000.00	$ 974.20	$ 3.09
HypotheticalA		$ 1,000.00	$ 1,022.08	$ 3.16
Class F	.42%
Actual		$ 1,000.00	$ 975.50	$ 2.09
HypotheticalA		$ 1,000.00	$ 1,023.09	$ 2.14
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	.87%
Actual		$ 1,000.00	$ 988.20	$ 4.36
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Class F	.67%
Actual		$ 1,000.00	$ 989.50	$ 3.36
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Series Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Life of fund A
Fidelity® Series Large Cap Value Fund	-4.28%	8.76%
Class F B	-4.06%	8.95%

A From October 24, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Series Large Cap Value Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series Large Cap Value Fund, a class of the fund, on October 24, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Fidelity Series Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Bruce Dirks and Michael Chren, Co-Portfolio Managers of Fidelity® Series Large Cap Value Fund: For the year, the fund's Series Large Cap Value and Class F shares returned -4.28% and -4.06%, respectively, trailing the 1.88% gain of the Russell 1000® Value Index. Information technology, financials and industrials all had a significant negative impact on the fund's relative performance, mainly because of weak security selection, which overwhelmed solid positioning in consumer discretionary and energy. Underweighting the strong-performing utilities sector, along with negative stock selection in the category, also notably hampered results. Individual detractors included two non-U.S. out-of-benchmark investments: French telecommunications equipment provider Alcatel-Lucent - which was by far the biggest individual detractor - and Swiss specialty chemicals company Clariant. Overweighting diversified financial services giant Citigroup and underweighting semiconductor maker Intel also hurt. On the plus side, a substantial overweighting in Garmin, which develops GPS-enabled navigation and communication products, proved advantageous. Additional contributors included an underweighting in Bank of America - which dramatically lagged the benchmark - and pharmaceuticals heavyweight Pfizer.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series Large Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	3.7	2.8
Chevron Corp.	3.4	3.5
Citigroup, Inc.	3.3	3.6
General Electric Co.	3.2	2.8
Merck & Co., Inc.	3.1	2.6
JPMorgan Chase & Co.	2.8	2.7
Wells Fargo & Co.	2.7	2.5
Johnson & Johnson	2.5	2.2
Grupo Modelo SAB de CV Series C	2.4	2.4
Procter & Gamble Co.	2.3	0.9
	29.4
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.4	25.9
Health Care	13.9	13.2
Energy	10.6	12.8
Information Technology	10.4	11.7
Consumer Staples	9.8	8.4
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks 95.9%		Stocks 98.8%
	Short-Term Investments and Net Other Assets 4.1%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	12.7%	** Foreign investments	14.7%

Annual Report

Fidelity Series Large Cap Value Fund

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.3%
TRW Automotive Holdings Corp. (a)	829,300	$ 31,115,336
Automobiles - 0.4%
Honda Motor Co. Ltd.	1,097,400	37,868,070
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	403,900	40,006,295
Household Durables - 2.0%
D.R. Horton, Inc.	2,115,862	29,452,799
Garmin Ltd. (d)	4,256,658	177,502,639
		206,955,438
Media - 2.1%
CBS Corp. Class B	1,835,100	52,263,648
DISH Network Corp. Class A	1,429,400	39,908,848
Time Warner, Inc.	2,293,870	85,010,822
Washington Post Co. Class B (d)	116,878	44,262,867
		221,446,185
Multiline Retail - 1.9%
JCPenney Co., Inc. (d)	3,050,674	126,755,505
Macy's, Inc.	1,848,800	62,286,072
Target Corp.	252,187	12,813,621
		201,855,198
Specialty Retail - 1.1%
Foot Locker, Inc.	1,172,800	30,774,272
GameStop Corp. Class A (a)	1,173,600	27,415,296
Home Depot, Inc.	1,379,600	61,240,444
		119,430,012
Textiles, Apparel & Luxury Goods - 0.4%
PVH Corp.	587,000	45,310,530
TOTAL CONSUMER DISCRETIONARY		903,987,064
CONSUMER STAPLES - 9.8%
Beverages - 2.7%
Dr Pepper Snapple Group, Inc.	697,600	27,080,832
Grupo Modelo SAB de CV Series C	41,203,028	255,348,940
		282,429,772
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.4%
CVS Caremark Corp.	1,994,121	$ 83,254,552
Wal-Mart Stores, Inc.	1,101,191	67,569,080
		150,823,632
Food Products - 2.2%
ConAgra Foods, Inc.	1,763,900	47,043,213
Kraft Foods, Inc. Class A	4,858,764	186,090,661
		233,133,874
Household Products - 2.7%
Kimberly-Clark Corp.	589,300	42,170,308
Procter & Gamble Co.	3,868,478	243,868,853
		286,039,161
Tobacco - 0.8%
Lorillard, Inc.	445,461	47,838,057
Philip Morris International, Inc.	471,800	35,276,486
		83,114,543
TOTAL CONSUMER STAPLES		1,035,540,982
ENERGY - 10.6%
Energy Equipment & Services - 2.1%
Cameron International Corp. (a)	232,300	12,358,360
Halliburton Co.	1,155,100	42,484,578
Helmerich & Payne, Inc.	875,958	54,055,368
National Oilwell Varco, Inc.	877,400	64,910,052
Weatherford International Ltd. (a)	2,914,979	48,796,748
		222,605,106
Oil, Gas & Consumable Fuels - 8.5%
Alpha Natural Resources, Inc. (a)	443,842	8,930,101
Anadarko Petroleum Corp.	780,056	62,966,120
Apache Corp.	216,400	21,397,632
Chevron Corp.	3,466,435	357,320,120
Exxon Mobil Corp.	410,200	34,350,148
Marathon Oil Corp.	2,240,000	70,313,600
Marathon Petroleum Corp.	1,959,936	74,908,754
Nexen, Inc.	2,229,900	39,961,409
Occidental Petroleum Corp.	1,042,382	103,998,452
Royal Dutch Shell PLC Class A sponsored ADR	749,300	53,470,048
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Tesoro Corp. (a)	1,139,000	$ 28,509,170
Valero Energy Corp.	1,536,200	36,853,438
		892,978,992
TOTAL ENERGY		1,115,584,098
FINANCIALS - 24.4%
Capital Markets - 3.0%
Bank of New York Mellon Corp.	1,676,800	33,753,984
E*TRADE Financial Corp. (a)	10,502,498	86,015,459
Goldman Sachs Group, Inc.	227,950	25,409,587
Lazard Ltd. Class A	484,800	13,923,456
Morgan Stanley	3,811,037	71,075,840
State Street Corp.	2,161,162	84,674,327
		314,852,653
Commercial Banks - 6.8%
Aozora Bank Ltd.	37,779,000	105,065,565
BB&T Corp.	1,531,600	41,644,204
Fifth Third Bancorp	2,590,600	33,703,706
KeyCorp	9,280,900	72,112,593
Regions Financial Corp.	6,440,000	33,616,800
U.S. Bancorp	5,157,421	145,542,421
Wells Fargo & Co.	9,599,745	280,408,551
		712,093,840
Consumer Finance - 1.5%
Capital One Financial Corp.	1,907,300	87,258,975
Discover Financial Services	1,380,500	37,521,990
SLM Corp.	2,192,300	32,774,885
		157,555,850
Diversified Financial Services - 6.6%
Bank of America Corp.	7,536,632	53,736,186
Citigroup, Inc.	11,369,074	349,257,953
JPMorgan Chase & Co.	7,728,786	288,283,718
		691,277,857
Insurance - 5.2%
ACE Ltd.	828,300	57,649,680
Assurant, Inc.	1,399,209	55,408,676
Berkshire Hathaway, Inc. Class B (a)	892,630	69,955,413
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Hartford Financial Services Group, Inc.	1,910,800	$ 33,477,216
Lincoln National Corp.	1,490,900	32,113,986
MetLife, Inc.	1,181,757	41,751,475
Prudential Financial, Inc.	1,306,800	74,801,232
RenaissanceRe Holdings Ltd.	276,794	20,236,409
The Chubb Corp.	674,967	45,499,525
Unum Group	1,413,400	32,267,922
Validus Holdings Ltd.	895,300	28,712,271
XL Group PLC Class A	2,851,438	57,798,648
		549,672,453
Real Estate Investment Trusts - 1.2%
American Capital Agency Corp.	960,600	28,164,792
AvalonBay Communities, Inc.	270,100	36,736,301
Simon Property Group, Inc.	242,200	32,905,292
Weyerhaeuser Co.	1,650,477	33,042,550
		130,848,935
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc. (d)	3,189,405	8,770,864
TOTAL FINANCIALS		2,565,072,452
HEALTH CARE - 13.9%
Biotechnology - 1.4%
Amgen, Inc.	2,196,100	149,137,151
Health Care Equipment & Supplies - 0.3%
CareFusion Corp. (a)	1,209,704	28,972,411
Health Care Providers & Services - 1.5%
Aetna, Inc.	1,198,500	52,374,450
UnitedHealth Group, Inc.	1,363,000	70,589,770
WellPoint, Inc.	644,800	41,473,536
		164,437,756
Pharmaceuticals - 10.7%
Eli Lilly & Co.	520,097	20,668,655
Johnson & Johnson	3,898,154	256,927,330
Merck & Co., Inc.	8,546,808	327,000,874
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	18,318,087	$ 392,007,065
Sanofi-aventis sponsored ADR	3,397,625	126,153,816
		1,122,757,740
TOTAL HEALTH CARE		1,465,305,058
INDUSTRIALS - 7.0%
Aerospace & Defense - 1.1%
Raytheon Co.	832,400	39,946,876
Textron, Inc.	3,027,357	77,137,056
		117,083,932
Commercial Services & Supplies - 0.5%
Republic Services, Inc.	1,678,400	49,143,552
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	707,136	31,651,407
KBR, Inc.	987,252	31,730,279
		63,381,686
Industrial Conglomerates - 3.2%
General Electric Co.	18,287,721	342,163,260
Machinery - 0.7%
Cummins, Inc.	364,400	37,897,600
Parker Hannifin Corp.	386,600	31,190,888
		69,088,488
Professional Services - 0.3%
Towers Watson & Co.	476,500	28,494,700
Road & Rail - 0.6%
Union Pacific Corp.	562,400	64,287,944
TOTAL INDUSTRIALS		733,643,562
INFORMATION TECHNOLOGY - 10.4%
Communications Equipment - 4.9%
Alcatel-Lucent SA sponsored ADR (a)(d)	82,789,143	144,053,109
Brocade Communications Systems, Inc. (a)	4,822,800	27,055,908
Cisco Systems, Inc.	10,236,587	200,944,203
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Comverse Technology, Inc. (a)(e)	16,216,081	$ 102,161,310
Motorola Solutions, Inc.	791,200	36,719,592
		510,934,122
Computers & Peripherals - 0.9%
Apple, Inc. (a)	59,000	26,932,320
Hewlett-Packard Co.	2,529,900	70,786,602
		97,718,922
Electronic Equipment & Components - 1.3%
Corning, Inc.	8,814,492	113,442,512
Jabil Circuit, Inc.	1,179,600	26,729,736
		140,172,248
Office Electronics - 0.5%
Xerox Corp.	7,041,339	54,570,377
Semiconductors & Semiconductor Equipment - 2.0%
Advanced Micro Devices, Inc. (a)	18,231,694	122,334,667
Intel Corp.	2,195,500	58,005,110
KLA-Tencor Corp.	557,700	28,515,201
		208,854,978
Software - 0.8%
Microsoft Corp.	2,696,850	79,637,981
TOTAL INFORMATION TECHNOLOGY		1,091,888,628
MATERIALS - 3.1%
Chemicals - 1.9%
Ashland, Inc.	471,300	29,720,178
CF Industries Holdings, Inc.	158,600	28,132,468
Clariant AG (Reg.) (a)	7,036,266	85,482,699
LyondellBasell Industries NV Class A	1,190,500	51,310,550
		194,645,895
Containers & Packaging - 0.2%
Rock-Tenn Co. Class A	399,800	24,731,628
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 1.0%
Newmont Mining Corp.	1,156,254	$ 71,086,496
Nucor Corp.	777,962	34,611,529
		105,698,025
TOTAL MATERIALS		325,075,548
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	5,863,986	172,459,828
CenturyLink, Inc.	1,734,178	64,216,611
Verizon Communications, Inc.	1,088,000	40,974,080
		277,650,519
Wireless Telecommunication Services - 0.2%
Vodafone Group PLC sponsored ADR	919,700	24,914,673
TOTAL TELECOMMUNICATION SERVICES		302,565,192
UTILITIES - 5.2%
Electric Utilities - 3.8%
Duke Energy Corp.	3,567,600	76,025,556
Edison International	1,247,400	51,193,296
Exelon Corp.	1,369,376	54,473,777
FirstEnergy Corp.	2,401,065	101,372,964
NextEra Energy, Inc.	1,949,174	116,658,064
		399,723,657
Independent Power Producers & Energy Traders - 0.3%
The AES Corp. (a)	2,576,900	32,881,244
Multi-Utilities - 1.1%
CenterPoint Energy, Inc.	1,757,200	32,455,484
NiSource, Inc.	1,373,500	31,219,655
Sempra Energy	897,394	51,061,719
		114,736,858
TOTAL UTILITIES		547,341,759
TOTAL COMMON STOCKS (Cost $9,281,115,493)		10,086,004,343
Money Market Funds - 6.0%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	429,090,985	$ 429,090,985
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	202,579,205	202,579,205
TOTAL MONEY MARKET FUNDS (Cost $631,670,190)		631,670,190
Cash Equivalents - 0.1%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.2%, dated 1/31/12 due 2/1/12 (Collateralized by U.S. Government Obligations) # (Cost $8,929,000)	$ 8,929,049	8,929,000
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $9,921,714,683)		10,726,603,533
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(206,037,868)
NET ASSETS - 100%		$ 10,520,565,665
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$8,929,000 due 2/01/12 at 0.20%
BNP Paribas Securities Corp.	$ 4,710,054
Barclays Capital, Inc.	2,505,348
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,713,598
$ 8,929,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 348,561
Fidelity Securities Lending Cash Central Fund	3,762,106
Total	$ 4,110,667
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Comverse Technology, Inc.	$ 71,836,599	$ 44,293,506	$ 6,504,730	$ -	$ 102,161,310
Grupo Modelo SAB de CV Series C	143,092,865	163,936,186	56,033,545	5,912,352	-
Total	$ 214,929,464	$ 208,229,692	$ 62,538,275	$ 5,912,352	$ 102,161,310
Other Information

The following is a summary of the inputs used, as of January 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 903,987,064	$ 866,118,994	$ 37,868,070	$ -
Consumer Staples	1,035,540,982	1,035,540,982	-	-
Energy	1,115,584,098	1,115,584,098	-	-
Financials	2,565,072,452	2,565,072,452	-	-
Health Care	1,465,305,058	1,465,305,058	-	-
Industrials	733,643,562	733,643,562	-	-
Information Technology	1,091,888,628	1,091,888,628	-	-
Materials	325,075,548	325,075,548	-	-
Telecommunication Services	302,565,192	302,565,192	-	-
Utilities	547,341,759	547,341,759	-	-
Money Market Funds	631,670,190	631,670,190	-	-
Cash Equivalents	8,929,000	-	8,929,000	-
Total Investments in Securities:	$ 10,726,603,533	$ 10,679,806,463	$ 46,797,070	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.3%
Switzerland	3.5%
France	2.6%
Mexico	2.4%
Japan	1.4%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012

Assets
Investment in securities, at value (including securities loaned of $197,461,974 and repurchase agreements of $8,929,000) - See accompanying schedule: Unaffiliated issuers (cost $9,166,829,634)	$ 9,992,772,033
Fidelity Central Funds (cost $631,670,190)	631,670,190
Other affiliated issuers (cost $123,214,859)	102,161,310
Total Investments (cost $9,921,714,683)		$ 10,726,603,533
Cash		3,462
Foreign currency held at value (cost $108)		107
Receivable for investments sold		104,589,438
Receivable for fund shares sold		6,970,473
Dividends receivable		9,221,309
Distributions receivable from Fidelity Central Funds		132,285
Prepaid expenses		25,244
Other receivables		248,057
Total assets		10,847,793,908

Liabilities
Payable for investments purchased	$ 99,336,328
Payable for fund shares redeemed	20,514,421
Accrued management fee	3,457,665
Other affiliated payables	1,244,479
Other payables and accrued expenses	96,145
Collateral on securities loaned, at value	202,579,205
Total liabilities		327,228,243

Net Assets		$ 10,520,565,665
Net Assets consist of:
Paid in capital		$ 9,808,563,271
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(92,886,790)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		804,889,184
Net Assets		$ 10,520,565,665

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2012

Series Large Cap Value: Net Asset Value, offering price and redemption price per share ($6,677,103,089 ÷ 635,627,797 shares)	$ 10.50

Class F: Net Asset Value, offering price and redemption price per share ($3,843,462,576 ÷ 365,898,887 shares)	$ 10.50

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Large Cap Value Fund
Financial Statements - continued

Statement of Operations

	Year ended January 31, 2012

Investment Income
Dividends (including $5,912,352 earned from other affiliated issuers)		$ 226,951,706
Interest		1,632
Income from Fidelity Central Funds		4,110,667
Total income		231,064,005

Expenses
Management fee Basic fee	$ 57,488,392
Performance adjustment	(13,726,740)
Transfer agent fees	15,490,776
Accounting and security lending fees	1,355,010
Custodian fees and expenses	244,533
Independent trustees' compensation	59,798
Audit	82,948
Legal	33,182
Miscellaneous	102,174
Total expenses before reductions	61,130,073
Expense reductions	(1,133,977)	59,996,096
Net investment income (loss)		171,067,909
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	442,041,815
Other affiliated issuers	(3,193,908)
Foreign currency transactions	(184,252)
Total net realized gain (loss)		438,663,655
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,034,889,803)
Assets and liabilities in foreign currencies	(725)
Total change in net unrealized appreciation (depreciation)		(1,034,890,528)
Net gain (loss)		(596,226,873)
Net increase (decrease) in net assets resulting from operations		$ (425,158,964)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 171,067,909	$ 107,333,748
Net realized gain (loss)	438,663,655	812,235,433
Change in net unrealized appreciation (depreciation)	(1,034,890,528)	649,316,216
Net increase (decrease) in net assets resulting from operations	(425,158,964)	1,568,885,397
Distributions to shareholders from net investment income	(168,634,380)	(112,496,239)
Distributions to shareholders from net realized gain	(828,507,893)	(591,131,337)
Total distributions	(997,142,273)	(703,627,576)
Share transactions - net increase (decrease)	1,333,251,117	1,908,720,100
Total increase (decrease) in net assets	(89,050,120)	2,773,977,921

Net Assets
Beginning of period	10,609,615,785	7,835,637,864
End of period	$ 10,520,565,665	$ 10,609,615,785

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Large Cap Value

Years ended January 31,	2012	2011	2010	2009G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.12	$ 11.05	$ 9.11	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.18	.14	.13	.05
Net realized and unrealized gain (loss)	(.71)	1.80	2.35	(.90)
Total from investment operations	(.53)	1.94	2.48	(.85)
Distributions from net investment income	(.17)	(.13)	(.11)	(.04)
Distributions from net realized gain	(.92)	(.74)	(.43)	-
Total distributions	(1.09)	(.87)	(.54)	(.04)
Net asset value, end of period	$ 10.50	$ 12.12	$ 11.05	$ 9.11
Total ReturnB,C	(4.28)%	18.02%	27.43%	(8.58)%
Ratios to Average Net AssetsE,H
Expenses before reductions	.65%	.73%	.85%	.90%A
Expenses net of fee waivers, if any	.65%	.73%	.85%	.90%A
Expenses net of all reductions	.64%	.72%	.84%	.90%A
Net investment income (loss)	1.61%	1.18%	1.24%	1.96%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,677,103	$ 8,404,097	$ 7,388,558	$ 2,056,896
Portfolio turnover rateF	121%	102%	138%	118%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 24, 2008 (commencement of operations) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended January 31,	2012	2011	2010G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.12	$ 11.05	$ 9.72
Income from Investment Operations
Net investment income (loss)D	.20	.16	.05
Net realized and unrealized gain (loss)	(.70)	1.81	1.77
Total from investment operations	(.50)	1.97	1.82
Distributions from net investment income	(.20)	(.16)	(.13)
Distributions from net realized gain	(.92)	(.74)	(.36)
Total distributions	(1.12)	(.90)	(.49)
Net asset value, end of period	$ 10.50	$ 12.12	$ 11.05
Total ReturnB,C	(4.06)%	18.26%	18.56%
Ratios to Average Net AssetsE,H
Expenses before reductions	.44%	.50%	.58%A
Expenses net of fee waivers, if any	.44%	.50%	.58%A
Expenses net of all reductions	.43%	.49%	.57%A
Net investment income (loss)	1.81%	1.40%	.79%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,843,463	$ 2,205,519	$ 447,080
Portfolio turnover rateF	121%	102%	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Life of fund A
Fidelity® Series All-Sector Equity Fund	-0.12%	12.42%
Class F B	0.10%	12.61%

A From October 17, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Series All-Sector Equity Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series All-Sector Equity Fund, a class of the fund, on October 17, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Series All-Sector Equity Fund

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Robert Stansky, Head of Fidelity's Stock Selector Large Cap Group, which manages Fidelity® Series All-Sector Equity Fund: For the year, the fund's Series All-Sector Equity and Class F shares returned -0.12% and 0.10%, respectively, trailing the S&P 500®. This underperformance was largely driven by weak security selection, especially in the semiconductors/semiconductor equipment industry within information technology. Picks in energy, telecommunication services and the capital goods segment of industrials also notably detracted, as did underweighting the strong-performing pharmaceuticals/biotechnology/life science group within health care. Conversely, the fund was helped by positioning in financials and the hardware/equipment area of tech. Individual detractors included a stake in semiconductor firm Micron Technology, which struggled during the period. In financials, overweighting Citigroup hurt because the stock lost ground amid increased regulatory pressure. Not owning index component International Business Machines also detracted, as did underweighting restaurant chain McDonald's. On the upside, underweighting and eventually selling Bank of America was helpful. A heavy stake in consumer electronics maker Apple, our largest holding at period end, lifted performance, as did largely avoiding computer and peripherals maker and index component Hewlett-Packard, which was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series All-Sector Equity Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.0	4.6
Procter & Gamble Co.	2.1	1.9
QUALCOMM, Inc.	2.0	1.7
JPMorgan Chase & Co.	1.9	0.0
The Coca-Cola Co.	1.7	1.7
Exxon Mobil Corp.	1.5	1.1
Royal Dutch Shell PLC Class B sponsored ADR	1.5	1.6
Berkshire Hathaway, Inc. Class B	1.4	0.6
British American Tobacco PLC sponsored ADR	1.4	1.0
U.S. Bancorp	1.3	1.2
	20.8
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.9	19.1
Financials	14.8	14.3
Energy	12.0	12.7
Health Care	11.3	10.9
Industrials	10.8	10.6
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks and Equity Futures 98.4%		Stocks and Equity Futures 97.9%
	Short-Term Investments and Net Other Assets 1.6%		Short-Term Investments and Net Other Assets 2.1%
* Foreign investments	16.5%	** Foreign investments	20.2%

Annual Report

Fidelity Series All-Sector Equity Fund

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 9.5%
Diversified Consumer Services - 0.3%
Weight Watchers International, Inc.	394,410	$ 30,026,433
Hotels, Restaurants & Leisure - 3.1%
Arcos Dorados Holdings, Inc.	1,219,300	26,214,950
Betfair Group PLC	1,552,895	21,316,527
McDonald's Corp.	1,268,586	125,653,443
Starbucks Corp.	1,981,058	94,952,110
Yum! Brands, Inc.	1,417,435	89,766,159
		357,903,189
Media - 2.6%
Comcast Corp. Class A	1,497,924	39,829,799
DIRECTV (a)	2,246,764	101,126,848
Legend Pictures LLC (a)(g)(h)	3,706	2,779,500
The Walt Disney Co.	2,617,581	101,823,901
Time Warner, Inc.	1,495,948	55,439,833
		300,999,881
Multiline Retail - 0.7%
Dollar General Corp. (a)	1,943,711	82,821,526
Specialty Retail - 2.2%
Abercrombie & Fitch Co. Class A	1,121,668	51,529,428
Limited Brands, Inc.	995,073	41,653,756
Lowe's Companies, Inc.	2,672,863	71,712,914
TJX Companies, Inc.	1,346,931	91,779,878
		256,675,976
Textiles, Apparel & Luxury Goods - 0.6%
Deckers Outdoor Corp. (a)	442,824	35,802,320
Under Armour, Inc. Class A (sub. vtg.) (a)	499,592	39,777,515
		75,579,835
TOTAL CONSUMER DISCRETIONARY		1,104,006,840
CONSUMER STAPLES - 10.6%
Beverages - 4.3%
Anheuser-Busch InBev SA NV	641,405	38,995,171
Coca-Cola Bottling Co. CONSOLIDATED	103,395	6,301,925
Coca-Cola FEMSA SAB de CV sponsored ADR	66,153	6,482,994
Coca-Cola Icecek A/S	404,488	5,292,558
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	178,535	6,496,889
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Constellation Brands, Inc. Class A (sub. vtg.) (a)	2,025,567	$ 42,334,350
Diageo PLC sponsored ADR	485,252	42,988,475
Embotelladora Andina SA sponsored ADR	231,538	6,413,603
Molson Coors Brewing Co. Class B	878,944	37,697,908
PepsiCo, Inc.	751,594	49,357,178
Pernod Ricard SA	336,475	32,298,387
Remy Cointreau SA	304,881	26,841,148
The Coca-Cola Co.	2,978,605	201,145,196
		502,645,782
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	2,619,381	109,359,157
Drogasil SA	511,200	4,242,445
Walgreen Co.	1,019,415	34,007,684
		147,609,286
Food Products - 0.9%
Bunge Ltd.	339,480	19,442,020
First Resources Ltd.	2,162,000	2,818,842
Green Mountain Coffee Roasters, Inc. (a)	248,580	13,259,257
Mead Johnson Nutrition Co. Class A	147,600	10,935,684
Nestle SA	308,141	17,663,067
Orion Corp.	5,615	3,419,194
Pilgrims Pride Corp. (a)	641,133	3,449,296
Pilgrims Pride Corp. rights 2/17/12 (a)	641,133	116,902
Unilever NV (NY Reg.)	851,961	28,412,899
Viterra, Inc.	298,300	3,209,830
		102,726,991
Household Products - 2.2%
Colgate-Palmolive Co.	122,887	11,148,309
Procter & Gamble Co.	3,802,054	239,681,484
Spectrum Brands Holdings, Inc. (a)	209,964	6,078,458
		256,908,251
Personal Products - 0.4%
Amoreg	11,230	2,574,393
Avon Products, Inc.	486,520	8,645,460
L'Oreal SA	287,300	30,554,187
Nu Skin Enterprises, Inc. Class A	130,390	6,512,981
		48,287,021
Tobacco - 1.5%
British American Tobacco PLC sponsored ADR	1,711,245	157,793,901
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Japan Tobacco, Inc.	619	$ 3,045,061
Souza Cruz Industria Comerico	480,700	6,256,363
		167,095,325
TOTAL CONSUMER STAPLES		1,225,272,656
ENERGY - 12.0%
Energy Equipment & Services - 3.2%
Baker Hughes, Inc.	875,900	43,032,967
C&J Energy Services, Inc.	347,700	5,789,205
Cameron International Corp. (a)	507,882	27,019,322
Discovery Offshore S.A. (a)(e)	853,300	1,236,161
Ensco International Ltd. ADR	755,966	39,794,050
Halliburton Co.	1,810,884	66,604,314
National Oilwell Varco, Inc.	698,724	51,691,602
Noble Corp.	1,283,025	44,700,591
Ocean Rig UDW, Inc. (United States)	718,984	10,971,696
Oceaneering International, Inc.	400,718	19,470,888
Schlumberger Ltd.	554,481	41,680,337
Transocean Ltd. (United States)	243,574	11,521,050
Vantage Drilling Co. (a)	3,799,042	4,710,812
		368,222,995
Oil, Gas & Consumable Fuels - 8.8%
Alpha Natural Resources, Inc. (a)	1,030,441	20,732,473
Anadarko Petroleum Corp.	1,006,406	81,237,092
Apache Corp.	871,653	86,189,049
BP PLC sponsored ADR	900,990	41,364,451
Canadian Natural Resources Ltd.	715,900	28,357,565
CVR Energy, Inc. (a)	385,055	9,603,272
EV Energy Partners LP	45,700	3,049,104
Exxon Mobil Corp.	2,035,018	170,412,407
HollyFrontier Corp.	1,996,784	58,585,643
InterOil Corp. (a)(d)	365,411	24,519,078
Marathon Oil Corp.	2,230,889	70,027,606
Marathon Petroleum Corp.	1,353,315	51,723,699
Niko Resources Ltd.	328,900	16,068,622
Occidental Petroleum Corp.	961,655	95,944,319
Petrobank Energy & Resources Ltd. (a)	553,897	7,711,196
Petrominerales Ltd.	380,500	7,942,024
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Resolute Energy Corp. (a)	783,902	$ 8,818,898
Royal Dutch Shell PLC Class B sponsored ADR	2,293,479	168,203,750
Suncor Energy, Inc.	721,500	24,852,266
Western Refining, Inc.	691,884	11,436,843
Williams Companies, Inc.	1,244,600	35,869,372
WPX Energy, Inc.	123,133	2,029,232
		1,024,677,961
TOTAL ENERGY		1,392,900,956
FINANCIALS - 14.8%
Capital Markets - 1.3%
Ameriprise Financial, Inc.	383,400	20,531,070
E*TRADE Financial Corp. (a)	597,352	4,892,313
Evercore Partners, Inc. Class A	198,110	5,584,721
ICAP PLC	937,658	4,965,237
Invesco Ltd.	1,049,695	23,691,616
Morgan Stanley	2,230,023	41,589,929
State Street Corp.	977,108	38,283,091
TD Ameritrade Holding Corp.	737,900	11,887,569
		151,425,546
Commercial Banks - 2.1%
CIT Group, Inc. (a)	259,330	9,890,846
Comerica, Inc.	491,100	13,588,737
FirstMerit Corp.	598,368	9,388,394
Huntington Bancshares, Inc.	3,032,100	17,313,291
Regions Financial Corp.	1,567,100	8,180,262
SunTrust Banks, Inc.	1,081,934	22,255,382
Synovus Financial Corp.	4,208,160	7,322,198
U.S. Bancorp	5,360,765	151,280,788
		239,219,898
Consumer Finance - 1.5%
Capital One Financial Corp.	2,802,508	128,214,741
Credit Saison Co. Ltd.	254,400	5,176,104
Green Dot Corp. Class A (a)(d)	89,651	2,544,295
SLM Corp.	2,997,646	44,814,808
		180,749,948
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 2.9%
African Bank Investments Ltd.	2,002,448	$ 9,349,095
Citigroup, Inc.	3,312,674	101,765,345
JPMorgan Chase & Co.	5,843,518	217,963,221
NBH Holdings Corp. Class A (a)(e)	361,500	5,874,375
		334,952,036
Insurance - 4.2%
ACE Ltd.	586,320	40,807,872
AFLAC, Inc.	216,600	10,446,618
Amlin PLC	2,013,624	10,789,803
Aon Corp.	573,170	27,758,623
Berkshire Hathaway, Inc.:
Class A (a)	182	21,462,350
Class B (a)	2,102,734	164,791,264
Fairfax Financial Holdings Ltd. (sub. vtg.)	109,900	44,606,632
MetLife, Inc.	3,691,572	130,423,239
Torchmark Corp.	380,500	17,377,435
Validus Holdings Ltd.	469,161	15,045,993
		483,509,829
Real Estate Investment Trusts - 2.4%
American Capital Agency Corp.	493,425	14,467,221
American Tower Corp.	1,775,215	112,743,905
Camden Property Trust (SBI)	298,856	19,276,212
Equity Lifestyle Properties, Inc.	136,000	9,539,040
Japan Retail Fund Investment Corp.	4,668	6,766,549
Prologis, Inc.	1,109,280	35,175,269
Public Storage	320,766	44,541,567
The Macerich Co.	609,133	33,075,922
		275,585,685
Real Estate Management & Development - 0.1%
BR Malls Participacoes SA	478,300	5,220,456
PT Lippo Karawaci Tbk	104,295,375	7,772,868
		12,993,324
Thrifts & Mortgage Finance - 0.3%
Ocwen Financial Corp. (a)	2,358,449	33,938,081
TOTAL FINANCIALS		1,712,374,347
Common Stocks - continued
	Shares	Value
HEALTH CARE - 11.3%
Biotechnology - 2.7%
Alexion Pharmaceuticals, Inc. (a)	240,078	$ 18,428,387
Amgen, Inc.	1,825,465	123,967,328
AVEO Pharmaceuticals, Inc. (a)	353,452	4,658,497
Biogen Idec, Inc. (a)	582,176	68,650,194
BioMarin Pharmaceutical, Inc. (a)	579,678	20,677,114
Gilead Sciences, Inc. (a)	1,487,099	72,629,915
ONYX Pharmaceuticals, Inc. (a)	246,005	10,071,445
		319,082,880
Health Care Equipment & Supplies - 2.1%
Baxter International, Inc.	789,540	43,803,679
Boston Scientific Corp. (a)	2,412,812	14,380,360
Covidien PLC	1,393,551	71,767,877
Edwards Lifesciences Corp. (a)	646,448	53,441,856
Mako Surgical Corp. (a)	522,617	18,699,236
Quidel Corp. (a)	1,045,279	14,947,490
The Cooper Companies, Inc.	255,802	18,453,556
Wright Medical Group, Inc. (a)	374,200	6,342,690
		241,836,744
Health Care Providers & Services - 2.4%
CIGNA Corp.	775,199	34,752,171
Henry Schein, Inc. (a)	587,187	41,625,686
McKesson Corp.	488,615	39,929,618
Medco Health Solutions, Inc. (a)	454,573	28,192,617
Omnicare, Inc.	614,480	20,173,378
UnitedHealth Group, Inc.	2,188,651	113,350,235
		278,023,705
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	706,385	30,000,171
Pharmaceuticals - 3.8%
Allergan, Inc.	472,813	41,564,991
Eli Lilly & Co.	168,100	6,680,294
GlaxoSmithKline PLC sponsored ADR	1,198,100	53,363,374
Jazz Pharmaceuticals PLC (a)	280,623	13,048,970
Merck & Co., Inc.	1,899,546	72,676,630
Optimer Pharmaceuticals, Inc. (a)	377,019	4,889,936
Pfizer, Inc.	6,023,733	128,907,886
Sanofi-aventis sponsored ADR	941,300	34,950,469
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Shire PLC sponsored ADR	519,067	$ 51,657,548
Valeant Pharmaceuticals International, Inc. (Canada) (a)	805,762	39,020,496
		446,760,594
TOTAL HEALTH CARE		1,315,704,094
INDUSTRIALS - 10.8%
Aerospace & Defense - 3.5%
Honeywell International, Inc.	1,338,110	77,663,904
MTU Aero Engines Holdings AG	220,402	15,367,929
Precision Castparts Corp.	415,167	67,954,535
Textron, Inc.	1,962,154	49,995,684
The Boeing Co.	1,328,265	98,530,698
United Technologies Corp.	1,285,696	100,734,282
		410,247,032
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	542,270	37,329,867
Building Products - 0.5%
Armstrong World Industries, Inc. (a)	535,649	25,014,808
Owens Corning (a)	1,124,999	37,968,716
		62,983,524
Commercial Services & Supplies - 0.2%
Stericycle, Inc. (a)	274,583	23,070,464
Construction & Engineering - 0.4%
Fluor Corp.	542,497	30,510,031
Foster Wheeler AG (a)	791,722	17,782,076
		48,292,107
Electrical Equipment - 0.5%
Regal-Beloit Corp.	550,688	31,262,558
Roper Industries, Inc.	262,777	24,540,744
		55,803,302
Industrial Conglomerates - 1.4%
Danaher Corp.	1,438,600	75,540,886
General Electric Co.	4,524,980	84,662,376
		160,203,262
Machinery - 2.6%
Caterpillar, Inc.	927,194	101,175,409
Cummins, Inc.	726,987	75,606,648
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Fanuc Corp.	198,700	$ 33,390,358
Fiat Industrial SpA (a)	949,800	9,304,759
Illinois Tool Works, Inc.	514,424	27,279,905
Joy Global, Inc.	304,070	27,576,108
Parker Hannifin Corp.	287,123	23,165,084
		297,498,271
Professional Services - 0.1%
CoStar Group, Inc. (a)	99,834	5,657,593
Road & Rail - 1.3%
CSX Corp.	2,465,622	55,599,776
Union Pacific Corp.	833,075	95,228,803
		150,828,579
TOTAL INDUSTRIALS		1,251,914,001
INFORMATION TECHNOLOGY - 19.9%
Communications Equipment - 2.4%
Acme Packet, Inc. (a)	435,032	12,715,985
Ciena Corp. (a)	238,541	3,470,772
Polycom, Inc. (a)	474,313	9,462,544
QUALCOMM, Inc.	3,941,203	231,821,560
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	747,434	6,928,713
ZTE Corp. (H Shares)	4,121,800	11,214,336
		275,613,910
Computers & Peripherals - 6.8%
Apple, Inc. (a)	1,514,306	691,250,406
EMC Corp. (a)	587,827	15,142,424
SanDisk Corp. (a)	1,868,331	85,719,026
		792,111,856
Electronic Equipment & Components - 0.2%
Arrow Electronics, Inc. (a)	631,304	26,066,542
Internet Software & Services - 1.7%
Baidu.com, Inc. sponsored ADR (a)	65,482	8,350,265
Bankrate, Inc.	167,248	3,911,931
Dice Holdings, Inc. (a)	897,201	8,496,493
eBay, Inc. (a)	1,043,611	32,978,108
Google, Inc. Class A (a)	134,140	77,815,955
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Mail.ru Group Ltd.:
GDR (a)(e)	290,800	$ 9,596,400
GDR (Reg. S) (a)	55,800	1,841,400
VeriSign, Inc.	1,231,018	45,621,527
Yahoo!, Inc. (a)	212,800	3,292,016
		191,904,095
IT Services - 1.1%
Accenture PLC Class A	1,714,491	98,308,914
Cognizant Technology Solutions Corp. Class A (a)	466,728	33,487,734
		131,796,648
Semiconductors & Semiconductor Equipment - 3.8%
Amkor Technology, Inc. (a)	729,620	4,180,723
Analog Devices, Inc.	2,973,647	116,358,807
ARM Holdings PLC sponsored ADR	854,059	24,665,224
ASML Holding NV	359,440	15,452,326
Atmel Corp. (a)	591,845	5,746,815
Avago Technologies Ltd.	711,379	24,144,203
Broadcom Corp. Class A	1,937,526	66,534,643
Cree, Inc. (a)	165,100	4,198,493
Fairchild Semiconductor International, Inc. (a)	635,551	8,885,003
International Rectifier Corp. (a)	743,929	16,961,581
KLA-Tencor Corp.	320,805	16,402,760
Marvell Technology Group Ltd. (a)	2,699,010	41,915,625
Micron Technology, Inc. (a)	7,311,489	55,494,202
NXP Semiconductors NV (a)	1,070,141	22,719,093
PMC-Sierra, Inc. (a)	28,800	187,200
RF Micro Devices, Inc. (a)	3,259,513	16,264,970
Siliconware Precision Industries Co. Ltd. sponsored ADR	284,700	1,608,555
		441,720,223
Software - 3.9%
Ariba, Inc. (a)	1,200,428	32,771,684
Check Point Software Technologies Ltd. (a)	1,544,929	86,964,053
Citrix Systems, Inc. (a)	1,222,028	79,688,446
Fortinet, Inc. (a)	624,657	14,248,426
Intuit, Inc.	975,519	55,058,292
Microsoft Corp.	3,639,006	107,459,847
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Nuance Communications, Inc. (a)	222,438	$ 6,343,932
Oracle Corp.	2,527,221	71,267,632
		453,802,312
TOTAL INFORMATION TECHNOLOGY		2,313,015,586
MATERIALS - 3.5%
Chemicals - 2.2%
Air Products & Chemicals, Inc.	515,516	45,380,873
E.I. du Pont de Nemours & Co.	1,594,283	81,133,062
Eastman Chemical Co.	249,503	12,554,991
Ecolab, Inc.	754,795	45,619,810
Sherwin-Williams Co.	375,498	36,622,320
The Mosaic Co.	533,518	29,861,002
		251,172,058
Containers & Packaging - 0.4%
Ball Corp.	520,277	20,426,075
Rock-Tenn Co. Class A	434,648	26,887,325
		47,313,400
Metals & Mining - 0.9%
First Quantum Minerals Ltd.	1,525,055	33,398,362
Goldcorp, Inc.	660,822	31,961,972
Ivanhoe Mines Ltd. (a)	941,100	15,175,853
Nucor Corp.	603,828	26,864,308
		107,400,495
TOTAL MATERIALS		405,885,953
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.4%
CenturyLink, Inc.	2,498,977	92,537,118
Verizon Communications, Inc.	2,069,490	77,936,993
		170,474,111
Wireless Telecommunication Services - 0.2%
Clearwire Corp. Class A (a)	3,825,288	6,464,737
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
MetroPCS Communications, Inc. (a)	821,500	$ 7,262,060
TIM Participacoes SA sponsored ADR	228,600	6,595,110
		20,321,907
TOTAL TELECOMMUNICATION SERVICES		190,796,018
UTILITIES - 3.5%
Electric Utilities - 2.3%
Duke Energy Corp.	2,498,675	53,246,764
Edison International	1,347,115	55,285,600
Exelon Corp.	431,913	17,181,499
FirstEnergy Corp.	1,332,222	56,246,413
NextEra Energy, Inc.	1,010,591	60,483,871
Progress Energy, Inc.	400,895	21,780,625
		264,224,772
Gas Utilities - 0.0%
ONEOK, Inc.	31,200	2,594,592
Independent Power Producers & Energy Traders - 0.6%
Constellation Energy Group, Inc.	1,230,474	44,826,168
The AES Corp. (a)	2,428,867	30,992,343
		75,818,511
Multi-Utilities - 0.6%
NiSource, Inc.	555,396	12,624,151
PG&E Corp.	101,018	4,107,392
Sempra Energy	872,645	49,653,501
		66,385,044
TOTAL UTILITIES		409,022,919
TOTAL COMMON STOCKS (Cost $9,508,228,840)		11,320,893,370
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.05% 2/23/12 to 4/19/12 (f) (Cost $8,259,856)	$ 8,260,000	8,259,698
Money Market Funds - 2.8%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	301,695,566	$ 301,695,566
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	19,160,525	19,160,525
TOTAL MONEY MARKET FUNDS (Cost $320,856,091)		320,856,091
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $9,837,344,787)		11,650,009,159
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(42,241,504)
NET ASSETS - 100%		$ 11,607,767,655
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
1,646 CME E-mini S&P 500 Index Contracts	March 2012	$ 107,664,860	$ 4,341,118

The face value of futures purchased as a percentage of net assets is 0.9%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $16,706,936 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,159,727.
(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,779,500 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Legend Pictures LLC	9/23/10	$ 2,779,500
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 430,340
Fidelity Securities Lending Cash Central Fund	1,747,185
Total	$ 2,177,525
Other Information

The following is a summary of the inputs used, as of January 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,104,006,840	$ 1,101,227,340	$ -	$ 2,779,500
Consumer Staples	1,225,272,656	1,186,160,583	39,112,073	-
Energy	1,392,900,956	1,392,900,956	-	-
Financials	1,712,374,347	1,706,499,972	-	5,874,375
Health Care	1,315,704,094	1,315,704,094	-	-
Industrials	1,251,914,001	1,251,914,001	-	-
Information Technology	2,313,015,586	2,313,015,586	-	-
Materials	405,885,953	405,885,953	-	-
Telecommunication Services	190,796,018	190,796,018	-	-
Utilities	409,022,919	409,022,919	-	-
U.S. Government and Government Agency Obligations	8,259,698	-	8,259,698	-
Money Market Funds	320,856,091	320,856,091	-	-
Total Investments in Securities:	$ 11,650,009,159	$ 11,593,983,513	$ 47,371,771	$ 8,653,875
Derivative Instruments:
Assets
Futures Contracts	$ 4,341,118	$ 4,341,118	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 2,779,500
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(181,770)
Cost of Purchases	1,020
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	6,055,125
Transfers out of Level 3	-
Ending Balance	$ 8,653,875
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2012	$ (181,770)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of January 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 4,341,118	$ -
Total Value of Derivatives	$ 4,341,118	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.5%
United Kingdom	5.0%
Canada	2.3%
Ireland	1.5%
Switzerland	1.2%
France	1.1%
Others (Individually Less Than 1%)	5.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012

Assets
Investment in securities, at value (including securities loaned of $18,566,614) - See accompanying schedule: Unaffiliated issuers (cost $9,516,488,696)	$ 11,329,153,068
Fidelity Central Funds (cost $320,856,091)	320,856,091
Total Investments (cost $9,837,344,787)		$ 11,650,009,159
Foreign currency held at value (cost $3,101,783)		3,101,783
Receivable for investments sold		160,095,488
Receivable for fund shares sold		7,487,236
Dividends receivable		6,835,270
Distributions receivable from Fidelity Central Funds		61,318
Prepaid expenses		27,798
Other receivables		676,495
Total assets		11,828,294,547

Liabilities
Payable to custodian bank	$ 832
Payable for investments purchased	179,579,352
Payable for fund shares redeemed	14,487,616
Accrued management fee	5,740,417
Payable for daily variation margin on futures contracts	57,614
Other affiliated payables	1,353,085
Other payables and accrued expenses	147,451
Collateral on securities loaned, at value	19,160,525
Total liabilities		220,526,892

Net Assets		$ 11,607,767,655
Net Assets consist of:
Paid in capital		$ 9,981,762,996
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(190,922,607)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,816,927,266
Net Assets		$ 11,607,767,655

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2012

Series All-Sector Equity: Net Asset Value, offering price and redemption price per share ($7,338,657,750 ÷ 621,050,568 shares)	$ 11.82

Class F: Net Asset Value, offering price and redemption price per share ($4,269,109,905 ÷ 361,239,978 shares)	$ 11.82

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2012

Investment Income
Dividends		$ 185,354,097
Interest		6,754
Income from Fidelity Central Funds		2,177,525
Total income		187,538,376

Expenses
Management fee Basic fee	$ 62,325,764
Performance adjustment	11,740,099
Transfer agent fees	16,749,137
Accounting and security lending fees	1,349,977
Custodian fees and expenses	451,018
Independent trustees' compensation	64,843
Audit	86,188
Legal	36,687
Miscellaneous	108,131
Total expenses before reductions	92,911,844
Expense reductions	(1,688,525)	91,223,319
Net investment income (loss)		96,315,057
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	461,140,992
Foreign currency transactions	(475,402)
Futures contracts	16,928,999
Total net realized gain (loss)		477,594,589
Change in net unrealized appreciation (depreciation) on: Investment securities	(568,791,016)
Assets and liabilities in foreign currencies	(153,623)
Futures contracts	2,776,225
Total change in net unrealized appreciation (depreciation)		(566,168,414)
Net gain (loss)		(88,573,825)
Net increase (decrease) in net assets resulting from operations		$ 7,741,232

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 96,315,057	$ 74,714,087
Net realized gain (loss)	477,594,589	756,937,910
Change in net unrealized appreciation (depreciation)	(566,168,414)	1,328,384,082
Net increase (decrease) in net assets resulting from operations	7,741,232	2,160,036,079
Distributions to shareholders from net investment income	(100,591,386)	(71,754,222)
Distributions to shareholders from net realized gain	(903,235,315)	(751,557,997)
Total distributions	(1,003,826,701)	(823,312,219)
Share transactions - net increase (decrease)	1,302,246,045	2,421,412,979
Total increase (decrease) in net assets	306,160,576	3,758,136,839

Net Assets
Beginning of period	11,301,607,079	7,543,470,240
End of period (including undistributed net investment income of $0 and undistributed net investment income of $3,483,600, respectively)	$ 11,607,767,655	$ 11,301,607,079

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series All-Sector Equity

Years ended January 31,	2012	2011	2010	2009G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.98	$ 11.32	$ 8.48	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.10	.09	.09	.03
Net realized and unrealized gain (loss)	(.15)	2.63	3.18	(1.52)
Total from investment operations	(.05)	2.72	3.27	(1.49)
Distributions from net investment income	(.10)	(.08)	(.08)	(.03)
Distributions from net realized gain	(1.01)	(.98)	(.35)	-
Total distributions	(1.11)	(1.06)	(.43)	(.03)
Net asset value, end of period	$ 11.82	$ 12.98	$ 11.32	$ 8.48
Total ReturnB,C	(.12)%	24.87%	38.51%	(14.91)%
Ratios to Average Net AssetsE,H
Expenses before reductions	.89%	.91%	.90%	.95%A
Expenses net of fee waivers, if any	.89%	.91%	.90%	.95%A
Expenses net of all reductions	.87%	.89%	.88%	.95%A
Net investment income (loss)	.81%	.79%	.88%	1.17%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,338,658	$ 8,937,188	$ 7,142,899	$ 3,056,733
Portfolio turnover rateF	135%	117%	144%	98%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 17, 2008 (commencement of operations) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended January 31,	2012	2011	2010G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.98	$ 11.32	$ 9.84
Income from Investment Operations
Net investment income (loss)D	.12	.12	.04
Net realized and unrealized gain (loss)	(.14)	2.63	1.89
Total from investment operations	(.02)	2.75	1.93
Distributions from net investment income	(.13)	(.11)	(.10)
Distributions from net realized gain	(1.01)	(.98)	(.35)
Total distributions	(1.14)	(1.09)	(.45)
Net asset value, end of period	$ 11.82	$ 12.98	$ 11.32
Total ReturnB,C	.10%	25.12%	19.49%
Ratios to Average Net AssetsE,H
Expenses before reductions	.68%	.69%	.63%A
Expenses net of fee waivers, if any	.68%	.69%	.63%A
Expenses net of all reductions	.67%	.67%	.61%A
Net investment income (loss)	1.01%	1.01%	.62%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,269,110	$ 2,364,419	$ 400,571
Portfolio turnover rateF	135%	117%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

1. Organization.

Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series Large Cap Value Fund offers Series Large Cap Value shares and Class F shares. Fidelity Series All-Sector Equity Fund offers Series All-Sector Equity shares and Class F shares. All classes have equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred and certain class-level expense reductions.

2. Investments in Fidelity Central Funds.

The Funds invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2012, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Large Cap Value Fund	$ 10,001,435,729	$ 1,307,057,515	$ (581,889,711)	$ 725,167,804
Fidelity Series All-Sector Equity Fund	9,889,598,072	1,961,085,872	(200,674,785)	1,760,411,087

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

Net unrealized appreciation (depreciation)
Fidelity Series Large Cap Value Fund	$ 725,168,138
Fidelity Series All-Sector Equity Fund	1,760,332,863

Certain of the Funds intend to elect to defer to the fiscal year ending January 31, 2013 capital losses recognized during the period November 1, 2011 to January 31, 2012. Loss deferrals were as follows:

Capital losses
Fidelity Series All-Sector Equity Fund	$ (134,328,203)

The tax character of distributions paid was as follows:

January 31, 2012	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Large Cap Value Fund	$ 309,649,849	$ 687,492,424	$ 997,142,273
Fidelity Series All-Sector Equity Fund	191,063,365	812,763,336	1,003,826,701
January 31, 2011	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Large Cap Value Fund	$ 380,586,061	$ 323,041,515	$ 703,627,576
Fidelity Series All-Sector Equity Fund	351,681,090	471,631,129	823,312,219

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

4. Operating Policies - continued

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds used derivative instruments (derivatives), including futures contracts, in order to meet their investment objectives. The strategy is to use derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily

Annual Report

Notes to Financial Statements - continued

5. Derivative Instruments - continued

Futures Contracts - continued

variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fidelity Series All-Sector Equity Fund recognized net realized gain (loss) of $16,928,999 and a change in net unrealized appreciation (depreciation) of $2,776,225 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Large Cap Value Fund	12,532,128,358	12,278,282,415
Fidelity Series All-Sector Equity Fund	15,350,922,128	14,874,067,011

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series All-Sector Equity Fund and Fidelity Series Large Cap Value Fund is subject to a performance adjustment (up to a maximum ±.20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each applicable Fund's relative investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

	Individual Rate	Group Rate	Total
Fidelity Series Large Cap Value Fund	.30%	.26%	.43%
Fidelity Series All-Sector Equity Fund	.30%	.26%	.66%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Fidelity Series Large Cap Value Fund	$ 15,490,776.21
Fidelity Series All-Sector Equity Fund	16,749,137.21

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Large Cap Value Fund	$ 579,987
Fidelity Series All-Sector Equity Fund	529,301

8. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Annual Report

Notes to Financial Statements - continued

8. Committed Line of Credit - continued

Fidelity Series Large Cap Value Fund	$ 30,475
Fidelity Series All-Sector Equity Fund	32,931

During the period, there were no borrowings on this line of credit.

9. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity as of and during the period was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM
Fidelity Series Large Cap Value Fund	$ 3,762,106	$ 12,600
Fidelity Series All-Sector Equity Fund	1,747,185	8,541

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances

Annual Report

10. Expense Reductions - continued

were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Series Large Cap Value Fund	$ 1,133,496	$ 481
Fidelity Series All-Sector Equity Fund	1,688,525	-
11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2012	2011
Fidelity Series Large Cap Value Fund
From net investment income
Series Large Cap Value	$ 108,393,071	$ 89,131,579
Class F	60,241,309	23,364,660
Total	$ 168,634,380	$ 112,496,239
From net realized gain
Series Large Cap Value	$ 592,235,098	$ 497,760,174
Class F	236,272,795	93,371,163
Total	$ 828,507,893	$ 591,131,337
Fidelity Series All-Sector Equity Fund
From net investment income
Series All-Sector Equity	$ 62,319,226	$ 55,409,300
Class F	38,272,160	16,344,922
Total	$ 100,591,386	$ 71,754,222
From net realized gain
Series All-Sector Equity	$ 634,348,109	$ 645,937,626
Class F	268,887,206	105,620,371
Total	$ 903,235,315	$ 751,557,997

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Fidelity Series Large Cap Value Fund
Series Large Cap Value
Shares sold	74,784,511	161,692,202	$ 833,802,569	$ 1,853,159,776
Reinvestment of distributions	65,566,961	50,554,229	700,628,169	586,891,753
Shares redeemed	(198,370,255)	(187,059,933)	(2,184,624,803)	(2,163,487,162)
Net increase (decrease)	(58,018,783)	25,186,498	$ (650,194,065)	$ 276,564,367
Class F
Shares sold	184,985,420	139,874,808	$ 2,017,097,287	$ 1,613,929,256
Reinvestment of distributions	28,372,486	10,049,509	296,514,104	116,735,823
Shares redeemed	(29,458,031)	(8,373,871)	(330,166,209)	(98,509,346)
Net increase (decrease)	183,899,875	141,550,446	$ 1,983,445,182	$ 1,632,155,733
Fidelity Series All- Sector Equity Fund
Series All-Sector Equity
Shares sold	73,617,124	170,413,098	$ 905,741,088	$ 2,009,265,010
Reinvestment of distributions	59,278,225	57,697,782	696,667,335	701,346,926
Shares redeemed	(200,470,026)	(170,625,195)	(2,441,040,063)	(2,055,372,432)
Net increase (decrease)	(67,574,677)	57,485,685	$ (838,631,640)	$ 655,239,504
Class F
Shares sold	182,988,272	141,944,318	$ 2,210,442,127	$ 1,707,612,201
Reinvestment of distributions	26,555,861	9,883,257	307,159,366	121,965,293
Shares redeemed	(30,434,525)	(5,090,160)	(376,723,808)	(63,404,019)
Net increase (decrease)	179,109,608	146,737,415	$ 2,140,877,685	$ 1,766,173,475

Annual Report

13. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund:

We have audited the accompanying statements of assets and liabilities of, including the schedules of investments, as of January 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund as of January 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a copy, call Fidelity at 1-800-544-8544 for Series Class or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.]

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The funds hereby designate as a capital gain dividend the amounts noted below for the taxable year ended January 31st 2012 or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Large Cap Value Fund	$ 494,838,606
Fidelity Series All-Sector Equity Fund	$ 628,230,351

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Series Large Cap Value Fund	March	December
Series Large Cap Value	2%	100%
Class F	2%	100%
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	10%	100%
Class F	10%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

Fidelity Series Large Cap Value Fund	March	December
Series Large Cap Value	3%	100%
Class F	3%	100%
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	12%	100%
Class F	12%	100%

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer graphic)Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(envelope graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(envelope graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY
Fidelity Series Large Cap Value Fund

The Northern Trust Company

Chicago, IL
Fidelity Series All-Sector Equity Fund

DLF-ANN-0312
1.873097.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®
Stock Selector Large Cap Value
Fund
(formerly Fidelity Large Cap Value Fund)

Annual Report

January 31, 2012

(Fidelity Cover Art)

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector Large Cap Value Fund	1.85%	-4.06%	2.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Large Cap Value Fund, a class of the fund, on January 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Bruce Dirks, Lead Portfolio Manager of Fidelity® Stock Selector Large Cap Value Fund: For the year, the fund's Retail Class shares returned 1.85%, performing in line with the 1.88% gain of the Russell 1000® Value Index. During the period, the fund transitioned to a multi-manager structure and its name was subsequently changed. Strong security selection in financials, coupled with substantially underweighting diversified financials - which was by far the poorest-performing industry group - helped the fund's relative return, as did stock picks in energy. On the downside, stock choices in telecommunication services, health care and information technology notably hampered performance. Four of the five top individual contributors were underweightings in diversified financial services providers Bank of America, Citigroup, Goldman Sachs Group and JPMorgan Chase, whose stocks declined by double digits. I sold all four by period end. An out-of-benchmark stake in real estate investment company Kennedy-Wilson Holdings also aided results. Detractors included Puerto Rico-based regional bank Popular, offshore oil driller Transocean - also not in the benchmark - technology manufacturer Hewlett-Packard, wireless communications provider NII Holdings and hospital operator Community Health Systems. Not owning semiconductor maker and index component Intel also hurt. Transocean was not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Class A	.85%
Actual		$ 1,000.00	$ 1,018.60	$ 4.32
Hypothetical A		$ 1,000.00	$ 1,020.92	$ 4.33
Class T	1.12%
Actual		$ 1,000.00	$ 1,016.40	$ 5.69
Hypothetical A		$ 1,000.00	$ 1,019.56	$ 5.70
Class B	1.60%
Actual		$ 1,000.00	$ 1,015.20	$ 8.13
Hypothetical A		$ 1,000.00	$ 1,017.14	$ 8.13
Class C	1.60%
Actual		$ 1,000.00	$ 1,014.20	$ 8.12
Hypothetical A		$ 1,000.00	$ 1,017.14	$ 8.13
Stock Selector Large Cap Value	.56%
Actual		$ 1,000.00	$ 1,019.50	$ 2.85
Hypothetical A		$ 1,000.00	$ 1,022.38	$ 2.85
Institutional Class	.57%
Actual		$ 1,000.00	$ 1,020.10	$ 2.90
Hypothetical A		$ 1,000.00	$ 1,022.33	$ 2.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR	2.8	2.7
Pfizer, Inc.	2.8	2.2
General Electric Co.	2.8	2.5
Wells Fargo & Co.	2.8	2.9
AT&T, Inc.	2.7	2.7
Berkshire Hathaway, Inc. Class B	2.7	2.8
Cisco Systems, Inc.	2.3	2.3
Merck & Co., Inc.	2.1	2.0
Kennedy-Wilson Holdings, Inc.	2.1	1.2
Procter & Gamble Co.	2.0	2.0
	25.1
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.0	26.1
Health Care	12.4	11.9
Energy	12.4	13.1
Industrials	9.0	9.1
Information Technology	8.9	8.7
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks and Equity Futures 99.6%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	14.1%	** Foreign investments	16.1%

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.6%
Autoliv, Inc. (d)	51,900	$ 3,274,371
Hotels, Restaurants & Leisure - 0.8%
Carnival Corp. unit	46,800	1,413,360
Penn National Gaming, Inc. (a)	63,449	2,597,602
		4,010,962
Household Durables - 0.8%
Jarden Corp.	118,995	4,008,942
Media - 3.3%
Comcast Corp. Class A	209,975	5,583,235
The Walt Disney Co.	190,400	7,406,560
Time Warner, Inc.	108,500	4,021,010
		17,010,805
Multiline Retail - 1.6%
Macy's, Inc.	96,400	3,247,716
Target Corp.	102,534	5,209,753
		8,457,469
Specialty Retail - 1.5%
Best Buy Co., Inc.	90,400	2,165,080
Lowe's Companies, Inc.	197,363	5,295,249
		7,460,329
TOTAL CONSUMER DISCRETIONARY		44,222,878
CONSUMER STAPLES - 7.6%
Beverages - 0.8%
Coca-Cola Enterprises, Inc.	82,770	2,217,408
PepsiCo, Inc.	27,680	1,817,746
		4,035,154
Food & Staples Retailing - 1.4%
CVS Caremark Corp.	65,490	2,734,208
Kroger Co.	105,430	2,505,017
Walgreen Co.	58,340	1,946,222
		7,185,447
Food Products - 3.1%
Archer Daniels Midland Co.	73,630	2,108,027
ConAgra Foods, Inc.	101,310	2,701,938
Kraft Foods, Inc. Class A	147,390	5,645,037
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Sara Lee Corp.	125,940	$ 2,411,751
The J.M. Smucker Co.	36,920	2,908,558
		15,775,311
Household Products - 2.0%
Procter & Gamble Co.	167,780	10,576,851
Tobacco - 0.3%
Lorillard, Inc.	14,400	1,546,416
TOTAL CONSUMER STAPLES		39,119,179
ENERGY - 12.4%
Energy Equipment & Services - 0.8%
Halliburton Co.	118,146	4,345,410
Oil, Gas & Consumable Fuels - 11.6%
Anadarko Petroleum Corp.	64,920	5,240,342
Apache Corp.	37,692	3,726,985
BP PLC sponsored ADR	49,200	2,258,772
Canadian Natural Resources Ltd.	115,570	4,577,851
Chevron Corp.	49,500	5,102,460
HollyFrontier Corp.	56,600	1,660,644
Marathon Petroleum Corp.	90,000	3,439,800
Noble Energy, Inc.	41,580	4,185,859
Occidental Petroleum Corp.	92,378	9,216,553
Royal Dutch Shell PLC Class A sponsored ADR	204,576	14,598,541
Suncor Energy, Inc.	63,800	2,197,609
Williams Companies, Inc.	121,198	3,492,926
		59,698,342
TOTAL ENERGY		64,043,752
FINANCIALS - 25.0%
Capital Markets - 3.5%
Bank of New York Mellon Corp.	238,000	4,790,940
Invesco Ltd.	189,800	4,283,786
Morgan Stanley	175,800	3,278,670
State Street Corp.	138,500	5,426,430
		17,779,826
Commercial Banks - 8.0%
CIT Group, Inc. (a)	109,700	4,183,958
Itau Unibanco Banco Multiplo SA sponsored ADR	200,500	4,001,980
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
PNC Financial Services Group, Inc.	105,400	$ 6,210,168
Popular, Inc. (a)	1,362,500	2,139,125
Regions Financial Corp.	450,000	2,349,000
U.S. Bancorp	294,900	8,322,078
Wells Fargo & Co.	486,700	14,216,507
		41,422,816
Consumer Finance - 0.9%
SLM Corp.	302,800	4,526,860
Insurance - 8.3%
ACE Ltd.	73,700	5,129,520
AFLAC, Inc.	96,950	4,675,899
Allstate Corp.	162,900	4,699,665
Berkshire Hathaway, Inc. Class B (a)	175,257	13,734,891
MetLife, Inc.	139,400	4,925,002
StanCorp Financial Group, Inc.	63,000	2,435,580
Torchmark Corp.	68,850	3,144,380
XL Group PLC Class A	199,200	4,037,784
		42,782,721
Real Estate Investment Trusts - 1.5%
American Tower Corp.	50,100	3,181,851
Public Storage	32,200	4,471,292
		7,653,143
Real Estate Management & Development - 2.1%
Kennedy-Wilson Holdings, Inc.	792,800	10,647,304
Thrifts & Mortgage Finance - 0.7%
People's United Financial, Inc.	310,000	3,822,300
TOTAL FINANCIALS		128,634,970
HEALTH CARE - 12.4%
Biotechnology - 1.1%
Amgen, Inc.	81,400	5,527,874
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	4,100	227,468
Covidien PLC	28,900	1,488,350
Zimmer Holdings, Inc.	47,800	2,903,850
		4,619,668
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 2.2%
Aetna, Inc.	14,600	$ 638,020
Cardinal Health, Inc.	33,800	1,454,414
Community Health Systems, Inc. (a)	58,000	1,084,600
Express Scripts, Inc. (a)	9,000	460,440
Quest Diagnostics, Inc.	6,100	354,288
UnitedHealth Group, Inc.	101,200	5,241,148
WellPoint, Inc.	38,000	2,444,160
		11,677,070
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc. (a)	56,442	2,985,782
Pharmaceuticals - 7.6%
Bristol-Myers Squibb Co.	65,600	2,114,944
Johnson & Johnson	156,900	10,341,279
Merck & Co., Inc.	287,400	10,995,924
Pfizer, Inc.	674,900	14,442,860
Sanofi-aventis sponsored ADR	38,300	1,422,079
		39,317,086
TOTAL HEALTH CARE		64,127,480
INDUSTRIALS - 9.0%
Aerospace & Defense - 1.2%
Meggitt PLC	276,784	1,583,448
Raytheon Co.	95,800	4,597,442
		6,180,890
Airlines - 0.4%
SkyWest, Inc.	142,000	1,817,600
Commercial Services & Supplies - 1.4%
Corrections Corp. of America (a)	110,700	2,604,771
Republic Services, Inc.	166,300	4,869,264
		7,474,035
Construction & Engineering - 0.8%
Foster Wheeler AG (a)	192,100	4,314,566
Industrial Conglomerates - 2.8%
General Electric Co.	771,100	14,427,281
Machinery - 0.4%
Stanley Black & Decker, Inc.	26,517	1,860,963
Road & Rail - 2.0%
Con-way, Inc.	94,000	2,983,560
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Quality Distribution, Inc. (a)	252,349	$ 3,098,846
Union Pacific Corp.	39,000	4,458,090
		10,540,496
TOTAL INDUSTRIALS		46,615,831
INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 2.3%
Cisco Systems, Inc.	607,700	11,929,151
Computers & Peripherals - 1.7%
Hewlett-Packard Co.	305,127	8,537,453
Electronic Equipment & Components - 1.3%
Corning, Inc.	349,798	4,501,900
Jabil Circuit, Inc.	101,648	2,303,344
		6,805,244
Internet Software & Services - 0.6%
eBay, Inc. (a)	99,271	3,136,964
Semiconductors & Semiconductor Equipment - 2.8%
Freescale Semiconductor Holdings I Ltd. (d)	174,459	2,786,110
Intersil Corp. Class A	292,238	3,290,600
Marvell Technology Group Ltd. (a)	364,264	5,657,020
Micron Technology, Inc. (a)	357,700	2,714,943
		14,448,673
Software - 0.2%
CA, Inc.	29,160	751,745
TOTAL INFORMATION TECHNOLOGY		45,609,230
MATERIALS - 2.9%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	23,350	2,055,501
Ashland, Inc.	63,000	3,972,780
Celanese Corp. Class A	25,050	1,220,186
LyondellBasell Industries NV Class A	66,520	2,867,012
		10,115,479
Containers & Packaging - 0.3%
Rock-Tenn Co. Class A	26,970	1,668,364
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.6%
Anglo American PLC (United Kingdom)	77,139	$ 3,190,025
TOTAL MATERIALS		14,973,868
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 3.2%
AT&T, Inc.	471,500	13,866,815
CenturyLink, Inc.	78,314	2,899,967
		16,766,782
Wireless Telecommunication Services - 1.2%
NII Holdings, Inc. (a)	219,200	4,408,112
Sprint Nextel Corp. (a)	739,700	1,568,164
		5,976,276
TOTAL TELECOMMUNICATION SERVICES		22,743,058
UTILITIES - 7.5%
Electric Utilities - 3.6%
Cleco Corp.	39,800	1,582,448
Duke Energy Corp.	193,300	4,119,223
FirstEnergy Corp.	92,600	3,909,572
NextEra Energy, Inc.	80,810	4,836,479
PPL Corp.	142,800	3,968,412
		18,416,134
Gas Utilities - 0.0%
ONEOK, Inc.	1,820	151,351
Independent Power Producers & Energy Traders - 0.7%
Calpine Corp. (a)	94,230	1,375,758
The AES Corp. (a)	186,890	2,384,716
		3,760,474
Multi-Utilities - 3.2%
CMS Energy Corp.	142,100	3,102,043
National Grid PLC sponsored ADR (d)	74,130	3,698,346
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
OGE Energy Corp.	50,940	$ 2,692,688
Sempra Energy	122,550	6,973,095
		16,466,172
TOTAL UTILITIES		38,794,131
TOTAL COMMON STOCKS (Cost $522,045,385)		508,884,377
Nonconvertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG (Cost $847,577)	4,300	761,233
U.S. Treasury Obligations - 0.3%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.01% 2/23/12 (e) (Cost $1,349,995)	$ 1,350,000	1,349,965
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	8,051,708	8,051,708
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	6,580,950	6,580,950
TOTAL MONEY MARKET FUNDS (Cost $14,632,658)		14,632,658
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $538,875,615)		525,628,233
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(9,857,674)
NET ASSETS - 100%		$ 515,770,559
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
57 CME E-mini S&P 500 Index Contracts	March 2012	$ 3,728,370	$ (3,313)
5 NYFE Russell 2000 Mini Index Contracts	March 2012	395,600	5,890
TOTAL EQUITY INDEX CONTRACTS		$ 4,123,970	$ 2,577

The face value of futures purchased as a percentage of net assets is 0.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $299,992.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,291
Fidelity Securities Lending Cash Central Fund	19,063
Total	$ 27,354
Other Information

The following is a summary of the inputs used, as of January 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 44,984,111	$ 44,984,111	$ -	$ -
Consumer Staples	39,119,179	39,119,179	-	-
Energy	64,043,752	64,043,752	-	-
Financials	128,634,970	128,634,970	-	-
Health Care	64,127,480	64,127,480	-	-
Industrials	46,615,831	46,615,831	-	-
Information Technology	45,609,230	45,609,230	-	-
Materials	14,973,868	14,973,868	-	-
Telecommunication Services	22,743,058	22,743,058	-	-
Utilities	38,794,131	38,794,131	-	-
U.S. Government and Government Agency Obligations	1,349,965	-	1,349,965	-
Money Market Funds	14,632,658	14,632,658	-	-
Total Investments in Securities:	$ 525,628,233	$ 524,278,268	$ 1,349,965	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 5,890	$ 5,890	$ -	$ -
Liabilities
Futures Contracts	$ (3,313)	$ (3,313)	$ -	$ -
Total Derivative Instruments:	$ 2,577	$ 2,577	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of January 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 5,890	$ (3,313)
Total Value of Derivatives	$ 5,890	$ (3,313)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.9%
United Kingdom	4.9%
Bermuda	2.5%
Switzerland	1.8%
Canada	1.3%
Ireland	1.1%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012

Assets
Investment in securities, at value (including securities loaned of $6,397,132) - See accompanying schedule: Unaffiliated issuers (cost $524,242,957)	$ 510,995,575
Fidelity Central Funds (cost $14,632,658)	14,632,658
Total Investments (cost $538,875,615)		$ 525,628,233
Receivable for investments sold		2,503,384
Receivable for fund shares sold		312,428
Dividends receivable		630,053
Distributions receivable from Fidelity Central Funds		1,397
Prepaid expenses		949
Other receivables		2,808
Total assets		529,079,252

Liabilities
Payable to custodian bank	$ 2,809,965
Payable for investments purchased	2,987,240
Payable for fund shares redeemed	633,468
Accrued management fee	104,126
Distribution and service plan fees payable	11,804
Payable for daily variation margin on futures contracts	1,645
Other affiliated payables	130,779
Other payables and accrued expenses	48,716
Collateral on securities loaned, at value	6,580,950
Total liabilities		13,308,693

Net Assets		$ 515,770,559
Net Assets consist of:
Paid in capital		$ 909,409,528
Distributions in excess of net investment income		(41,141)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(380,353,023)
Net unrealized appreciation (depreciation) on investments		(13,244,805)
Net Assets		$ 515,770,559

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,899,548 ÷ 1,764,196 shares)	$ 10.71

Maximum offering price per share (100/94.25 of $10.71)	$ 11.36
Class T: Net Asset Value and redemption price per share ($5,602,841 ÷ 522,433 shares)	$ 10.72

Maximum offering price per share (100/96.50 of $10.72)	$ 11.11
Class B: Net Asset Value and offering price per share ($1,819,367 ÷ 169,771 shares)A	$ 10.72

Class C: Net Asset Value and offering price per share ($4,979,194 ÷ 469,094 shares)A	$ 10.61

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($482,950,446 ÷ 44,827,200 shares)	$ 10.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,519,163 ÷ 141,511 shares)	$ 10.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2012

Investment Income
Dividends		$ 13,771,452
Interest		20
Income from Fidelity Central Funds		27,354
Total income		13,798,826

Expenses
Management fee Basic fee	$ 3,437,760
Performance adjustment	(1,860,095)
Transfer agent fees	1,536,906
Distribution and service plan fees	138,517
Accounting and security lending fees	227,292
Custodian fees and expenses	29,427
Independent trustees' compensation	3,693
Registration fees	64,073
Audit	54,944
Legal	2,251
Interest	307
Miscellaneous	8,510
Total expenses before reductions	3,643,585
Expense reductions	(42,992)	3,600,593
Net investment income (loss)		10,198,233
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	82,006,935
Foreign currency transactions	5,915
Futures contracts	64,921
Total net realized gain (loss)		82,077,771
Change in net unrealized appreciation (depreciation) on: Investment securities	(80,820,632)
Futures contracts	2,577
Total change in net unrealized appreciation (depreciation)		(80,818,055)
Net gain (loss)		1,259,716
Net increase (decrease) in net assets resulting from operations		$ 11,457,949

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,198,233	$ 10,347,123
Net realized gain (loss)	82,077,771	92,822,563
Change in net unrealized appreciation (depreciation)	(80,818,055)	32,667,985
Net increase (decrease) in net assets resulting from operations	11,457,949	135,837,671
Distributions to shareholders from net investment income	(10,179,715)	(10,612,123)
Share transactions - net increase (decrease)	(323,065,032)	(243,855,298)
Total increase (decrease) in net assets	(321,786,798)	(118,629,750)

Net Assets
Beginning of period	837,557,357	956,187,107
End of period (including distributions in excess of net investment income of $41,141 and undistributed net investment income of $0, respectively)	$ 515,770,559	$ 837,557,357

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.14	.09	.09	.16	.12
Net realized and unrealized gain (loss)	.02	1.38	1.85	(6.00)	(1.00)
Total from investment operations	.16	1.47	1.94	(5.84)	(.88)
Distributions from net investment income	(.17)	(.10)	(.12)	(.17)	(.12)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.17)	(.10)	(.12)	(.17)	(.99)
Net asset value, end of period	$ 10.71	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B,C,D	1.58%	15.79%	25.74%	(43.20)%	(6.04)%
Ratios to Average Net Assets F,I
Expenses before reductions	.87%	1.00%	1.15%	1.17%	1.22% A
Expenses net of fee waivers, if any	.87%	1.00%	1.15%	1.17%	1.22% A
Expenses net of all reductions	.86%	1.00%	1.13%	1.17%	1.22% A
Net investment income (loss)	1.38%	.87%	1.08%	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,900	$ 20,815	$ 23,778	$ 22,577	$ 9,774
Portfolio turnover rate G	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.36	$ 7.54	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.12	.06	.07	.12	.08
Net realized and unrealized gain (loss)	.01	1.39	1.84	(5.97)	(1.01)
Total from investment operations	.13	1.45	1.91	(5.85)	(.93)
Distributions from net investment income	(.15)	(.07)	(.09)	(.14)	(.08)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.15)	(.07)	(.09)	(.14)	(.95)
Net asset value, end of period	$ 10.72	$ 10.74	$ 9.36	$ 7.54	$ 13.53
Total Return B,C,D	1.26%	15.50%	25.30%	(43.34)%	(6.34)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.14%	1.29%	1.45%	1.49%	1.47% A
Expenses net of fee waivers, if any	1.14%	1.29%	1.45%	1.49%	1.47% A
Expenses net of all reductions	1.13%	1.28%	1.44%	1.49%	1.47% A
Net investment income (loss)	1.11%	.59%	.78%	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,603	$ 5,625	$ 9,101	$ 9,792	$ 5,976
Portfolio turnover rate G	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.01	.02	.07	.01
Net realized and unrealized gain (loss)	.02	1.38	1.85	(5.98)	(1.00)
Total from investment operations	.09	1.39	1.87	(5.91)	(.99)
Distributions from net investment income	(.09)	(.02)	(.05)	(.10)	(.01)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.09)	(.02)	(.05)	(.10)	(.88)
Net asset value, end of period	$ 10.72	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B,C,D	.86%	14.87%	24.79%	(43.71)%	(6.74)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.62%	1.80%	1.98%	2.07%	1.99% A
Expenses net of fee waivers, if any	1.62%	1.80%	1.98%	2.00%	1.99% A
Expenses net of all reductions	1.62%	1.79%	1.97%	2.00%	1.99% A
Net investment income (loss)	.63%	.08%	.24%	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,819	$ 2,274	$ 2,711	$ 2,600	$ 1,860
Portfolio turnover rate G	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.63	$ 9.30	$ 7.49	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.01	.03	.08	.01
Net realized and unrealized gain (loss)	.01	1.36	1.84	(5.97)	(.98)
Total from investment operations	.08	1.37	1.87	(5.89)	(.97)
Distributions from net investment income	(.10)	(.04)	(.06)	(.14)	(.05)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.10)	(.04)	(.06)	(.14)	(.92)
Net asset value, end of period	$ 10.61	$ 10.63	$ 9.30	$ 7.49	$ 13.52
Total Return B,C,D	.85%	14.79%	24.97%	(43.65)%	(6.61)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.62%	1.75%	1.89%	1.91%	1.94% A
Expenses net of fee waivers, if any	1.62%	1.75%	1.89%	1.91%	1.94% A
Expenses net of all reductions	1.61%	1.74%	1.88%	1.91%	1.94% A
Net investment income (loss)	.63%	.13%	.34%	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,979	$ 3,959	$ 3,491	$ 2,352	$ 1,208
Portfolio turnover rate G	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector Large Cap Value

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 9.40	$ 7.56	$ 13.57	$ 15.19
Income from Investment Operations
Net investment income (loss) B	.18	.11	.12	.20	.18
Net realized and unrealized gain (loss)	.01	1.40	1.86	(6.02)	(.80)
Total from investment operations	.19	1.51	1.98	(5.82)	(.62)
Distributions from net investment income	(.20)	(.13)	(.14)	(.19)	(.13)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.20)	(.13)	(.14)	(.19)	(1.00)
Net asset value, end of period	$ 10.77	$ 10.78	$ 9.40	$ 7.56	$ 13.57
Total Return A	1.85%	16.09%	26.21%	(43.03)%	(4.39)%
Ratios to Average Net Assets C,E
Expenses before reductions	.57%	.73%	.85%	.86%	.86%
Expenses net of fee waivers, if any	.57%	.73%	.85%	.86%	.85%
Expenses net of all reductions	.56%	.72%	.84%	.86%	.85%
Net investment income (loss)	1.68%	1.15%	1.38%	1.78%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 482,950	$ 803,009	$ 914,828	$ 916,490	$ 1,483,574
Portfolio turnover rate D	128%	120%	171%	243%	204%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.37	$ 7.54	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.17	.11	.12	.20	.17
Net realized and unrealized gain (loss)	.02	1.39	1.85	(6.01)	(1.02)
Total from investment operations	.19	1.50	1.97	(5.81)	(.85)
Distributions from net investment income	(.19)	(.13)	(.14)	(.19)	(.15)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.19)	(.13)	(.14)	(.19)	(1.02)
Net asset value, end of period	$ 10.74	$ 10.74	$ 9.37	$ 7.54	$ 13.54
Total Return B,C	1.92%	16.04%	26.18%	(43.00)%	(5.82)%
Ratios to Average Net Assets E,H
Expenses before reductions	.60%	.74%	.87%	.85%	.85% A
Expenses net of fee waivers, if any	.60%	.74%	.87%	.85%	.85% A
Expenses net of all reductions	.60%	.73%	.86%	.85%	.84% A
Net investment income (loss)	1.65%	1.14%	1.36%	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,519	$ 1,876	$ 2,279	$ 1,304	$ 1,060
Portfolio turnover rate F	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. In April 2011, the Board of Trustees approved a change in the name of Fidelity Large Cap Value Fund to Fidelity Stock Selector Large Cap Value Fund effective August 31, 2011.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2012, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 30,248,509
Gross unrealized depreciation	(49,977,208)
Net unrealized appreciation (depreciation) on securities and other investments	$ (19,728,699)

Tax Cost	$ 545,356,932

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (371,005,041)
Net unrealized appreciation (depreciation)	$ (19,728,699)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (182,900,202)
2018	(188,104,839)
Total with expiration	$ (371,005,041)

The tax character of distributions paid was as follows:

	January 31, 2012	January 31, 2011
Ordinary Income	$ 10,179,715	$ 10,612,123

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $64,921 and a change in net unrealized appreciation (depreciation) of $2,577 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $795,702,411 and $1,118,875,137, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to an appropriate benchmark

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

index. For the period, the total annual management fee rate, including the performance adjustment, was .26% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 48,117	$ 906
Class T	.25%	.25%	27,426	57
Class B	.75%	.25%	19,719	14,805
Class C	.75%	.25%	43,255	11,261
			$ 138,517	$ 27,029

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,835
Class T	1,853
Class B*	2,848
Class C*	791
$ 15,327

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 57,559.30
Class T	17,249.31
Class B	5,965.30
Class C	12,943.30
Stock Selector Large Cap Value	1,438,489.25
Institutional Class	4,701.28
	$ 1,536,906

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,211 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,153,636.32%		$ 307

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,960 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $19,063. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,992 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2012	2011
From net investment income
Class A	$ 291,163	$ 196,415
Class T	76,828	37,346
Class B	14,902	4,323
Class C	43,527	17,678
Stock Selector Large Cap Value	9,726,457	10,334,423
Institutional Class	26,838	21,938
Total	$ 10,179,715	$ 10,612,123

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Class A
Shares sold	537,296	509,581	$ 5,591,381	$ 5,070,258
Reinvestment of distributions	26,981	17,752	272,774	183,027
Shares redeemed	(742,040)	(1,127,883)	(7,769,301)	(11,172,418)
Net increase (decrease)	(177,763)	(600,550)	$ (1,905,146)	$ (5,919,133)
Class T
Shares sold	164,778	239,347	$ 1,752,467	$ 2,379,089
Reinvestment of distributions	7,415	3,520	75,038	36,365
Shares redeemed	(173,682)	(691,112)	(1,851,245)	(6,965,488)
Net increase (decrease)	(1,489)	(448,245)	$ (23,740)	$ (4,550,034)
Class B
Shares sold	9,062	64,791	$ 86,884	$ 633,133
Reinvestment of distributions	1,307	374	13,227	3,863
Shares redeemed	(52,766)	(142,878)	(549,800)	(1,418,300)
Net increase (decrease)	(42,397)	(77,713)	$ (449,689)	$ (781,304)
Class C
Shares sold	201,797	193,335	$ 2,080,198	$ 1,918,253
Reinvestment of distributions	3,605	1,440	36,155	14,747
Shares redeemed	(108,651)	(197,933)	(1,106,480)	(1,934,239)
Net increase (decrease)	96,751	(3,158)	$ 1,009,873	$ (1,239)
Stock Selector Large Cap Value
Shares sold	6,854,527	11,945,116	$ 72,065,849	$ 119,799,397
Reinvestment of distributions	935,043	980,495	9,500,032	10,157,929
Shares redeemed	(37,479,739)	(35,741,742)	(402,880,177)	(361,864,131)
Net increase (decrease)	(29,690,169)	(22,816,131)	$ (321,314,296)	$ (231,906,805)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Institutional Class
Shares sold	58,013	40,757	$ 608,335	$ 403,599
Reinvestment of distributions	2,632	2,125	26,662	21,926
Shares redeemed	(93,801)	(111,512)	(1,017,031)	(1,122,308)
Net increase (decrease)	(33,156)	(68,630)	$ (382,034)	$ (696,783)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Stock Selector Large Cap Value designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Stock Selector Large Cap Value designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

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Annual Report

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Annual Report

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(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Stock Selector
Large Cap Value
Fund - Class A, Class T, Class B
and Class C
(formerly Fidelity Advisor Large Cap Value Fund)

Annual Report

January 31, 2012

(Fidelity Cover Art)

Class A, Class T, Class B,
and Class C are classes of
Fidelity® Stock Selector Large
Cap Value Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-4.26%	-5.48%	2.16%
Class T (incl. 3.50% sales charge) B	-2.28%	-5.31%	2.25%
Class B (incl. contingent deferred sales charge) C	-4.14%	-5.45%	2.36%
Class C (incl. contingent deferred sales charge) D	-0.15%	-5.03%	2.40%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Large Cap Value Fund - Class A on January 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Bruce Dirks, Lead Portfolio Manager of Fidelity Advisor® Stock Selector Large Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 1.58%, 1.26%, 0.86% and 0.85%, respectively (excluding sales charges), versus 1.88% for the Russell 1000® Value Index. During the period, the fund transitioned to a multi-manager structure and its name was subsequently changed. Strong security selection in financials, coupled with substantially underweighting diversified financials - which was by far the poorest-performing industry group - helped the fund's relative return, as did stock picks in energy. On the downside, stock choices in telecommunication services, health care and information technology notably hampered performance. Four of the five top individual contributors were underweightings in diversified financial services providers Bank of America, Citigroup, Goldman Sachs Group and JPMorgan Chase, whose stocks declined by double digits. I sold all four by period end. An out-of-benchmark stake in real estate investment company Kennedy-Wilson Holdings also aided results. Detractors included Puerto Rico-based regional bank Popular, offshore oil driller Transocean - also not in the benchmark - technology manufacturer Hewlett-Packard, wireless communications provider NII Holdings and hospital operator Community Health Systems. Not owning semiconductor maker and index component Intel also hurt. Transocean was not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Class A	.85%
Actual		$ 1,000.00	$ 1,018.60	$ 4.32
Hypothetical A		$ 1,000.00	$ 1,020.92	$ 4.33
Class T	1.12%
Actual		$ 1,000.00	$ 1,016.40	$ 5.69
Hypothetical A		$ 1,000.00	$ 1,019.56	$ 5.70
Class B	1.60%
Actual		$ 1,000.00	$ 1,015.20	$ 8.13
Hypothetical A		$ 1,000.00	$ 1,017.14	$ 8.13
Class C	1.60%
Actual		$ 1,000.00	$ 1,014.20	$ 8.12
Hypothetical A		$ 1,000.00	$ 1,017.14	$ 8.13
Stock Selector Large Cap Value	.56%
Actual		$ 1,000.00	$ 1,019.50	$ 2.85
Hypothetical A		$ 1,000.00	$ 1,022.38	$ 2.85
Institutional Class	.57%
Actual		$ 1,000.00	$ 1,020.10	$ 2.90
Hypothetical A		$ 1,000.00	$ 1,022.33	$ 2.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR	2.8	2.7
Pfizer, Inc.	2.8	2.2
General Electric Co.	2.8	2.5
Wells Fargo & Co.	2.8	2.9
AT&T, Inc.	2.7	2.7
Berkshire Hathaway, Inc. Class B	2.7	2.8
Cisco Systems, Inc.	2.3	2.3
Merck & Co., Inc.	2.1	2.0
Kennedy-Wilson Holdings, Inc.	2.1	1.2
Procter & Gamble Co.	2.0	2.0
	25.1
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.0	26.1
Health Care	12.4	11.9
Energy	12.4	13.1
Industrials	9.0	9.1
Information Technology	8.9	8.7
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks and Equity Futures 99.6%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	14.1%	** Foreign investments	16.1%

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.6%
Autoliv, Inc. (d)	51,900	$ 3,274,371
Hotels, Restaurants & Leisure - 0.8%
Carnival Corp. unit	46,800	1,413,360
Penn National Gaming, Inc. (a)	63,449	2,597,602
		4,010,962
Household Durables - 0.8%
Jarden Corp.	118,995	4,008,942
Media - 3.3%
Comcast Corp. Class A	209,975	5,583,235
The Walt Disney Co.	190,400	7,406,560
Time Warner, Inc.	108,500	4,021,010
		17,010,805
Multiline Retail - 1.6%
Macy's, Inc.	96,400	3,247,716
Target Corp.	102,534	5,209,753
		8,457,469
Specialty Retail - 1.5%
Best Buy Co., Inc.	90,400	2,165,080
Lowe's Companies, Inc.	197,363	5,295,249
		7,460,329
TOTAL CONSUMER DISCRETIONARY		44,222,878
CONSUMER STAPLES - 7.6%
Beverages - 0.8%
Coca-Cola Enterprises, Inc.	82,770	2,217,408
PepsiCo, Inc.	27,680	1,817,746
		4,035,154
Food & Staples Retailing - 1.4%
CVS Caremark Corp.	65,490	2,734,208
Kroger Co.	105,430	2,505,017
Walgreen Co.	58,340	1,946,222
		7,185,447
Food Products - 3.1%
Archer Daniels Midland Co.	73,630	2,108,027
ConAgra Foods, Inc.	101,310	2,701,938
Kraft Foods, Inc. Class A	147,390	5,645,037
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Sara Lee Corp.	125,940	$ 2,411,751
The J.M. Smucker Co.	36,920	2,908,558
		15,775,311
Household Products - 2.0%
Procter & Gamble Co.	167,780	10,576,851
Tobacco - 0.3%
Lorillard, Inc.	14,400	1,546,416
TOTAL CONSUMER STAPLES		39,119,179
ENERGY - 12.4%
Energy Equipment & Services - 0.8%
Halliburton Co.	118,146	4,345,410
Oil, Gas & Consumable Fuels - 11.6%
Anadarko Petroleum Corp.	64,920	5,240,342
Apache Corp.	37,692	3,726,985
BP PLC sponsored ADR	49,200	2,258,772
Canadian Natural Resources Ltd.	115,570	4,577,851
Chevron Corp.	49,500	5,102,460
HollyFrontier Corp.	56,600	1,660,644
Marathon Petroleum Corp.	90,000	3,439,800
Noble Energy, Inc.	41,580	4,185,859
Occidental Petroleum Corp.	92,378	9,216,553
Royal Dutch Shell PLC Class A sponsored ADR	204,576	14,598,541
Suncor Energy, Inc.	63,800	2,197,609
Williams Companies, Inc.	121,198	3,492,926
		59,698,342
TOTAL ENERGY		64,043,752
FINANCIALS - 25.0%
Capital Markets - 3.5%
Bank of New York Mellon Corp.	238,000	4,790,940
Invesco Ltd.	189,800	4,283,786
Morgan Stanley	175,800	3,278,670
State Street Corp.	138,500	5,426,430
		17,779,826
Commercial Banks - 8.0%
CIT Group, Inc. (a)	109,700	4,183,958
Itau Unibanco Banco Multiplo SA sponsored ADR	200,500	4,001,980
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
PNC Financial Services Group, Inc.	105,400	$ 6,210,168
Popular, Inc. (a)	1,362,500	2,139,125
Regions Financial Corp.	450,000	2,349,000
U.S. Bancorp	294,900	8,322,078
Wells Fargo & Co.	486,700	14,216,507
		41,422,816
Consumer Finance - 0.9%
SLM Corp.	302,800	4,526,860
Insurance - 8.3%
ACE Ltd.	73,700	5,129,520
AFLAC, Inc.	96,950	4,675,899
Allstate Corp.	162,900	4,699,665
Berkshire Hathaway, Inc. Class B (a)	175,257	13,734,891
MetLife, Inc.	139,400	4,925,002
StanCorp Financial Group, Inc.	63,000	2,435,580
Torchmark Corp.	68,850	3,144,380
XL Group PLC Class A	199,200	4,037,784
		42,782,721
Real Estate Investment Trusts - 1.5%
American Tower Corp.	50,100	3,181,851
Public Storage	32,200	4,471,292
		7,653,143
Real Estate Management & Development - 2.1%
Kennedy-Wilson Holdings, Inc.	792,800	10,647,304
Thrifts & Mortgage Finance - 0.7%
People's United Financial, Inc.	310,000	3,822,300
TOTAL FINANCIALS		128,634,970
HEALTH CARE - 12.4%
Biotechnology - 1.1%
Amgen, Inc.	81,400	5,527,874
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	4,100	227,468
Covidien PLC	28,900	1,488,350
Zimmer Holdings, Inc.	47,800	2,903,850
		4,619,668
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 2.2%
Aetna, Inc.	14,600	$ 638,020
Cardinal Health, Inc.	33,800	1,454,414
Community Health Systems, Inc. (a)	58,000	1,084,600
Express Scripts, Inc. (a)	9,000	460,440
Quest Diagnostics, Inc.	6,100	354,288
UnitedHealth Group, Inc.	101,200	5,241,148
WellPoint, Inc.	38,000	2,444,160
		11,677,070
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc. (a)	56,442	2,985,782
Pharmaceuticals - 7.6%
Bristol-Myers Squibb Co.	65,600	2,114,944
Johnson & Johnson	156,900	10,341,279
Merck & Co., Inc.	287,400	10,995,924
Pfizer, Inc.	674,900	14,442,860
Sanofi-aventis sponsored ADR	38,300	1,422,079
		39,317,086
TOTAL HEALTH CARE		64,127,480
INDUSTRIALS - 9.0%
Aerospace & Defense - 1.2%
Meggitt PLC	276,784	1,583,448
Raytheon Co.	95,800	4,597,442
		6,180,890
Airlines - 0.4%
SkyWest, Inc.	142,000	1,817,600
Commercial Services & Supplies - 1.4%
Corrections Corp. of America (a)	110,700	2,604,771
Republic Services, Inc.	166,300	4,869,264
		7,474,035
Construction & Engineering - 0.8%
Foster Wheeler AG (a)	192,100	4,314,566
Industrial Conglomerates - 2.8%
General Electric Co.	771,100	14,427,281
Machinery - 0.4%
Stanley Black & Decker, Inc.	26,517	1,860,963
Road & Rail - 2.0%
Con-way, Inc.	94,000	2,983,560
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Quality Distribution, Inc. (a)	252,349	$ 3,098,846
Union Pacific Corp.	39,000	4,458,090
		10,540,496
TOTAL INDUSTRIALS		46,615,831
INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 2.3%
Cisco Systems, Inc.	607,700	11,929,151
Computers & Peripherals - 1.7%
Hewlett-Packard Co.	305,127	8,537,453
Electronic Equipment & Components - 1.3%
Corning, Inc.	349,798	4,501,900
Jabil Circuit, Inc.	101,648	2,303,344
		6,805,244
Internet Software & Services - 0.6%
eBay, Inc. (a)	99,271	3,136,964
Semiconductors & Semiconductor Equipment - 2.8%
Freescale Semiconductor Holdings I Ltd. (d)	174,459	2,786,110
Intersil Corp. Class A	292,238	3,290,600
Marvell Technology Group Ltd. (a)	364,264	5,657,020
Micron Technology, Inc. (a)	357,700	2,714,943
		14,448,673
Software - 0.2%
CA, Inc.	29,160	751,745
TOTAL INFORMATION TECHNOLOGY		45,609,230
MATERIALS - 2.9%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	23,350	2,055,501
Ashland, Inc.	63,000	3,972,780
Celanese Corp. Class A	25,050	1,220,186
LyondellBasell Industries NV Class A	66,520	2,867,012
		10,115,479
Containers & Packaging - 0.3%
Rock-Tenn Co. Class A	26,970	1,668,364
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.6%
Anglo American PLC (United Kingdom)	77,139	$ 3,190,025
TOTAL MATERIALS		14,973,868
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 3.2%
AT&T, Inc.	471,500	13,866,815
CenturyLink, Inc.	78,314	2,899,967
		16,766,782
Wireless Telecommunication Services - 1.2%
NII Holdings, Inc. (a)	219,200	4,408,112
Sprint Nextel Corp. (a)	739,700	1,568,164
		5,976,276
TOTAL TELECOMMUNICATION SERVICES		22,743,058
UTILITIES - 7.5%
Electric Utilities - 3.6%
Cleco Corp.	39,800	1,582,448
Duke Energy Corp.	193,300	4,119,223
FirstEnergy Corp.	92,600	3,909,572
NextEra Energy, Inc.	80,810	4,836,479
PPL Corp.	142,800	3,968,412
		18,416,134
Gas Utilities - 0.0%
ONEOK, Inc.	1,820	151,351
Independent Power Producers & Energy Traders - 0.7%
Calpine Corp. (a)	94,230	1,375,758
The AES Corp. (a)	186,890	2,384,716
		3,760,474
Multi-Utilities - 3.2%
CMS Energy Corp.	142,100	3,102,043
National Grid PLC sponsored ADR (d)	74,130	3,698,346
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
OGE Energy Corp.	50,940	$ 2,692,688
Sempra Energy	122,550	6,973,095
		16,466,172
TOTAL UTILITIES		38,794,131
TOTAL COMMON STOCKS (Cost $522,045,385)		508,884,377
Nonconvertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG (Cost $847,577)	4,300	761,233
U.S. Treasury Obligations - 0.3%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.01% 2/23/12 (e) (Cost $1,349,995)	$ 1,350,000	1,349,965
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	8,051,708	8,051,708
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	6,580,950	6,580,950
TOTAL MONEY MARKET FUNDS (Cost $14,632,658)		14,632,658
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $538,875,615)		525,628,233
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(9,857,674)
NET ASSETS - 100%		$ 515,770,559
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
57 CME E-mini S&P 500 Index Contracts	March 2012	$ 3,728,370	$ (3,313)
5 NYFE Russell 2000 Mini Index Contracts	March 2012	395,600	5,890
TOTAL EQUITY INDEX CONTRACTS		$ 4,123,970	$ 2,577

The face value of futures purchased as a percentage of net assets is 0.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $299,992.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,291
Fidelity Securities Lending Cash Central Fund	19,063
Total	$ 27,354
Other Information

The following is a summary of the inputs used, as of January 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 44,984,111	$ 44,984,111	$ -	$ -
Consumer Staples	39,119,179	39,119,179	-	-
Energy	64,043,752	64,043,752	-	-
Financials	128,634,970	128,634,970	-	-
Health Care	64,127,480	64,127,480	-	-
Industrials	46,615,831	46,615,831	-	-
Information Technology	45,609,230	45,609,230	-	-
Materials	14,973,868	14,973,868	-	-
Telecommunication Services	22,743,058	22,743,058	-	-
Utilities	38,794,131	38,794,131	-	-
U.S. Government and Government Agency Obligations	1,349,965	-	1,349,965	-
Money Market Funds	14,632,658	14,632,658	-	-
Total Investments in Securities:	$ 525,628,233	$ 524,278,268	$ 1,349,965	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 5,890	$ 5,890	$ -	$ -
Liabilities
Futures Contracts	$ (3,313)	$ (3,313)	$ -	$ -
Total Derivative Instruments:	$ 2,577	$ 2,577	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of January 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 5,890	$ (3,313)
Total Value of Derivatives	$ 5,890	$ (3,313)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.9%
United Kingdom	4.9%
Bermuda	2.5%
Switzerland	1.8%
Canada	1.3%
Ireland	1.1%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012

Assets
Investment in securities, at value (including securities loaned of $6,397,132) - See accompanying schedule: Unaffiliated issuers (cost $524,242,957)	$ 510,995,575
Fidelity Central Funds (cost $14,632,658)	14,632,658
Total Investments (cost $538,875,615)		$ 525,628,233
Receivable for investments sold		2,503,384
Receivable for fund shares sold		312,428
Dividends receivable		630,053
Distributions receivable from Fidelity Central Funds		1,397
Prepaid expenses		949
Other receivables		2,808
Total assets		529,079,252

Liabilities
Payable to custodian bank	$ 2,809,965
Payable for investments purchased	2,987,240
Payable for fund shares redeemed	633,468
Accrued management fee	104,126
Distribution and service plan fees payable	11,804
Payable for daily variation margin on futures contracts	1,645
Other affiliated payables	130,779
Other payables and accrued expenses	48,716
Collateral on securities loaned, at value	6,580,950
Total liabilities		13,308,693

Net Assets		$ 515,770,559
Net Assets consist of:
Paid in capital		$ 909,409,528
Distributions in excess of net investment income		(41,141)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(380,353,023)
Net unrealized appreciation (depreciation) on investments		(13,244,805)
Net Assets		$ 515,770,559

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,899,548 ÷ 1,764,196 shares)	$ 10.71

Maximum offering price per share (100/94.25 of $10.71)	$ 11.36
Class T: Net Asset Value and redemption price per share ($5,602,841 ÷ 522,433 shares)	$ 10.72

Maximum offering price per share (100/96.50 of $10.72)	$ 11.11
Class B: Net Asset Value and offering price per share ($1,819,367 ÷ 169,771 shares)A	$ 10.72

Class C: Net Asset Value and offering price per share ($4,979,194 ÷ 469,094 shares)A	$ 10.61

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($482,950,446 ÷ 44,827,200 shares)	$ 10.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,519,163 ÷ 141,511 shares)	$ 10.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2012

Investment Income
Dividends		$ 13,771,452
Interest		20
Income from Fidelity Central Funds		27,354
Total income		13,798,826

Expenses
Management fee Basic fee	$ 3,437,760
Performance adjustment	(1,860,095)
Transfer agent fees	1,536,906
Distribution and service plan fees	138,517
Accounting and security lending fees	227,292
Custodian fees and expenses	29,427
Independent trustees' compensation	3,693
Registration fees	64,073
Audit	54,944
Legal	2,251
Interest	307
Miscellaneous	8,510
Total expenses before reductions	3,643,585
Expense reductions	(42,992)	3,600,593
Net investment income (loss)		10,198,233
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	82,006,935
Foreign currency transactions	5,915
Futures contracts	64,921
Total net realized gain (loss)		82,077,771
Change in net unrealized appreciation (depreciation) on: Investment securities	(80,820,632)
Futures contracts	2,577
Total change in net unrealized appreciation (depreciation)		(80,818,055)
Net gain (loss)		1,259,716
Net increase (decrease) in net assets resulting from operations		$ 11,457,949

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,198,233	$ 10,347,123
Net realized gain (loss)	82,077,771	92,822,563
Change in net unrealized appreciation (depreciation)	(80,818,055)	32,667,985
Net increase (decrease) in net assets resulting from operations	11,457,949	135,837,671
Distributions to shareholders from net investment income	(10,179,715)	(10,612,123)
Share transactions - net increase (decrease)	(323,065,032)	(243,855,298)
Total increase (decrease) in net assets	(321,786,798)	(118,629,750)

Net Assets
Beginning of period	837,557,357	956,187,107
End of period (including distributions in excess of net investment income of $41,141 and undistributed net investment income of $0, respectively)	$ 515,770,559	$ 837,557,357

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.14	.09	.09	.16	.12
Net realized and unrealized gain (loss)	.02	1.38	1.85	(6.00)	(1.00)
Total from investment operations	.16	1.47	1.94	(5.84)	(.88)
Distributions from net investment income	(.17)	(.10)	(.12)	(.17)	(.12)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.17)	(.10)	(.12)	(.17)	(.99)
Net asset value, end of period	$ 10.71	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B,C,D	1.58%	15.79%	25.74%	(43.20)%	(6.04)%
Ratios to Average Net Assets F,I
Expenses before reductions	.87%	1.00%	1.15%	1.17%	1.22% A
Expenses net of fee waivers, if any	.87%	1.00%	1.15%	1.17%	1.22% A
Expenses net of all reductions	.86%	1.00%	1.13%	1.17%	1.22% A
Net investment income (loss)	1.38%	.87%	1.08%	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,900	$ 20,815	$ 23,778	$ 22,577	$ 9,774
Portfolio turnover rate G	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.36	$ 7.54	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.12	.06	.07	.12	.08
Net realized and unrealized gain (loss)	.01	1.39	1.84	(5.97)	(1.01)
Total from investment operations	.13	1.45	1.91	(5.85)	(.93)
Distributions from net investment income	(.15)	(.07)	(.09)	(.14)	(.08)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.15)	(.07)	(.09)	(.14)	(.95)
Net asset value, end of period	$ 10.72	$ 10.74	$ 9.36	$ 7.54	$ 13.53
Total Return B,C,D	1.26%	15.50%	25.30%	(43.34)%	(6.34)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.14%	1.29%	1.45%	1.49%	1.47% A
Expenses net of fee waivers, if any	1.14%	1.29%	1.45%	1.49%	1.47% A
Expenses net of all reductions	1.13%	1.28%	1.44%	1.49%	1.47% A
Net investment income (loss)	1.11%	.59%	.78%	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,603	$ 5,625	$ 9,101	$ 9,792	$ 5,976
Portfolio turnover rate G	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.01	.02	.07	.01
Net realized and unrealized gain (loss)	.02	1.38	1.85	(5.98)	(1.00)
Total from investment operations	.09	1.39	1.87	(5.91)	(.99)
Distributions from net investment income	(.09)	(.02)	(.05)	(.10)	(.01)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.09)	(.02)	(.05)	(.10)	(.88)
Net asset value, end of period	$ 10.72	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B,C,D	.86%	14.87%	24.79%	(43.71)%	(6.74)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.62%	1.80%	1.98%	2.07%	1.99% A
Expenses net of fee waivers, if any	1.62%	1.80%	1.98%	2.00%	1.99% A
Expenses net of all reductions	1.62%	1.79%	1.97%	2.00%	1.99% A
Net investment income (loss)	.63%	.08%	.24%	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,819	$ 2,274	$ 2,711	$ 2,600	$ 1,860
Portfolio turnover rate G	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.63	$ 9.30	$ 7.49	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.01	.03	.08	.01
Net realized and unrealized gain (loss)	.01	1.36	1.84	(5.97)	(.98)
Total from investment operations	.08	1.37	1.87	(5.89)	(.97)
Distributions from net investment income	(.10)	(.04)	(.06)	(.14)	(.05)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.10)	(.04)	(.06)	(.14)	(.92)
Net asset value, end of period	$ 10.61	$ 10.63	$ 9.30	$ 7.49	$ 13.52
Total Return B,C,D	.85%	14.79%	24.97%	(43.65)%	(6.61)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.62%	1.75%	1.89%	1.91%	1.94% A
Expenses net of fee waivers, if any	1.62%	1.75%	1.89%	1.91%	1.94% A
Expenses net of all reductions	1.61%	1.74%	1.88%	1.91%	1.94% A
Net investment income (loss)	.63%	.13%	.34%	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,979	$ 3,959	$ 3,491	$ 2,352	$ 1,208
Portfolio turnover rate G	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector Large Cap Value

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 9.40	$ 7.56	$ 13.57	$ 15.19
Income from Investment Operations
Net investment income (loss) B	.18	.11	.12	.20	.18
Net realized and unrealized gain (loss)	.01	1.40	1.86	(6.02)	(.80)
Total from investment operations	.19	1.51	1.98	(5.82)	(.62)
Distributions from net investment income	(.20)	(.13)	(.14)	(.19)	(.13)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.20)	(.13)	(.14)	(.19)	(1.00)
Net asset value, end of period	$ 10.77	$ 10.78	$ 9.40	$ 7.56	$ 13.57
Total Return A	1.85%	16.09%	26.21%	(43.03)%	(4.39)%
Ratios to Average Net Assets C,E
Expenses before reductions	.57%	.73%	.85%	.86%	.86%
Expenses net of fee waivers, if any	.57%	.73%	.85%	.86%	.85%
Expenses net of all reductions	.56%	.72%	.84%	.86%	.85%
Net investment income (loss)	1.68%	1.15%	1.38%	1.78%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 482,950	$ 803,009	$ 914,828	$ 916,490	$ 1,483,574
Portfolio turnover rate D	128%	120%	171%	243%	204%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.37	$ 7.54	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.17	.11	.12	.20	.17
Net realized and unrealized gain (loss)	.02	1.39	1.85	(6.01)	(1.02)
Total from investment operations	.19	1.50	1.97	(5.81)	(.85)
Distributions from net investment income	(.19)	(.13)	(.14)	(.19)	(.15)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.19)	(.13)	(.14)	(.19)	(1.02)
Net asset value, end of period	$ 10.74	$ 10.74	$ 9.37	$ 7.54	$ 13.54
Total Return B,C	1.92%	16.04%	26.18%	(43.00)%	(5.82)%
Ratios to Average Net Assets E,H
Expenses before reductions	.60%	.74%	.87%	.85%	.85% A
Expenses net of fee waivers, if any	.60%	.74%	.87%	.85%	.85% A
Expenses net of all reductions	.60%	.73%	.86%	.85%	.84% A
Net investment income (loss)	1.65%	1.14%	1.36%	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,519	$ 1,876	$ 2,279	$ 1,304	$ 1,060
Portfolio turnover rate F	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. In April 2011, the Board of Trustees approved a change in the name of Fidelity Large Cap Value Fund to Fidelity Stock Selector Large Cap Value Fund effective August 31, 2011.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2012, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 30,248,509
Gross unrealized depreciation	(49,977,208)
Net unrealized appreciation (depreciation) on securities and other investments	$ (19,728,699)

Tax Cost	$ 545,356,932

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (371,005,041)
Net unrealized appreciation (depreciation)	$ (19,728,699)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (182,900,202)
2018	(188,104,839)
Total with expiration	$ (371,005,041)

The tax character of distributions paid was as follows:

	January 31, 2012	January 31, 2011
Ordinary Income	$ 10,179,715	$ 10,612,123

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $64,921 and a change in net unrealized appreciation (depreciation) of $2,577 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $795,702,411 and $1,118,875,137, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to an appropriate benchmark

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

index. For the period, the total annual management fee rate, including the performance adjustment, was .26% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 48,117	$ 906
Class T	.25%	.25%	27,426	57
Class B	.75%	.25%	19,719	14,805
Class C	.75%	.25%	43,255	11,261
			$ 138,517	$ 27,029

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,835
Class T	1,853
Class B*	2,848
Class C*	791
$ 15,327

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 57,559.30
Class T	17,249.31
Class B	5,965.30
Class C	12,943.30
Stock Selector Large Cap Value	1,438,489.25
Institutional Class	4,701.28
	$ 1,536,906

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,211 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,153,636.32%		$ 307

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,960 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $19,063. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,992 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2012	2011
From net investment income
Class A	$ 291,163	$ 196,415
Class T	76,828	37,346
Class B	14,902	4,323
Class C	43,527	17,678
Stock Selector Large Cap Value	9,726,457	10,334,423
Institutional Class	26,838	21,938
Total	$ 10,179,715	$ 10,612,123

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Class A
Shares sold	537,296	509,581	$ 5,591,381	$ 5,070,258
Reinvestment of distributions	26,981	17,752	272,774	183,027
Shares redeemed	(742,040)	(1,127,883)	(7,769,301)	(11,172,418)
Net increase (decrease)	(177,763)	(600,550)	$ (1,905,146)	$ (5,919,133)
Class T
Shares sold	164,778	239,347	$ 1,752,467	$ 2,379,089
Reinvestment of distributions	7,415	3,520	75,038	36,365
Shares redeemed	(173,682)	(691,112)	(1,851,245)	(6,965,488)
Net increase (decrease)	(1,489)	(448,245)	$ (23,740)	$ (4,550,034)
Class B
Shares sold	9,062	64,791	$ 86,884	$ 633,133
Reinvestment of distributions	1,307	374	13,227	3,863
Shares redeemed	(52,766)	(142,878)	(549,800)	(1,418,300)
Net increase (decrease)	(42,397)	(77,713)	$ (449,689)	$ (781,304)
Class C
Shares sold	201,797	193,335	$ 2,080,198	$ 1,918,253
Reinvestment of distributions	3,605	1,440	36,155	14,747
Shares redeemed	(108,651)	(197,933)	(1,106,480)	(1,934,239)
Net increase (decrease)	96,751	(3,158)	$ 1,009,873	$ (1,239)
Stock Selector Large Cap Value
Shares sold	6,854,527	11,945,116	$ 72,065,849	$ 119,799,397
Reinvestment of distributions	935,043	980,495	9,500,032	10,157,929
Shares redeemed	(37,479,739)	(35,741,742)	(402,880,177)	(361,864,131)
Net increase (decrease)	(29,690,169)	(22,816,131)	$ (321,314,296)	$ (231,906,805)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Institutional Class
Shares sold	58,013	40,757	$ 608,335	$ 403,599
Reinvestment of distributions	2,632	2,125	26,662	21,926
Shares redeemed	(93,801)	(111,512)	(1,017,031)	(1,122,308)
Net increase (decrease)	(33,156)	(68,630)	$ (382,034)	$ (696,783)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCV-UANN-0312
1.838393.102

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Stock Selector
Large Cap Value
Fund - Institutional Class
(formerly Fidelity Advisor Large Cap Value Fund)

Annual Report

January 31, 2012

(Fidelity Cover Art)

Institutional Class is a class of
Fidelity® Stock Selector Large Cap
Value Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	1.92%	-4.06%	2.92%

A The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Large Cap Value Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Large Cap Value Fund - Institutional Class on January 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Bruce Dirks, Lead Portfolio Manager of Fidelity Advisor® Stock Selector Large Cap Value Fund: For the year, the fund's Institutional Class shares returned 1.92%, performing in line with the 1.88% gain of the Russell 1000® Value Index. During the period, the fund transitioned to a multi-manager structure and its name was subsequently changed. Strong security selection in financials, coupled with substantially underweighting diversified financials - which was by far the poorest-performing industry group - helped the fund's relative return, as did stock picks in energy. On the downside, stock choices in telecommunication services, health care and information technology notably hampered performance. Four of the five top individual contributors were underweightings in diversified financial services providers Bank of America, Citigroup, Goldman Sachs Group and JPMorgan Chase, whose stocks declined by double digits. I sold all four by period end. An out-of-benchmark stake in real estate investment company Kennedy-Wilson Holdings also aided results. Detractors included Puerto Rico-based regional bank Popular, offshore oil driller Transocean - also not in the benchmark - technology manufacturer Hewlett-Packard, wireless communications provider NII Holdings and hospital operator Community Health Systems. Not owning semiconductor maker and index component Intel also hurt. Transocean was not held at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Class A	.85%
Actual		$ 1,000.00	$ 1,018.60	$ 4.32
Hypothetical A		$ 1,000.00	$ 1,020.92	$ 4.33
Class T	1.12%
Actual		$ 1,000.00	$ 1,016.40	$ 5.69
Hypothetical A		$ 1,000.00	$ 1,019.56	$ 5.70
Class B	1.60%
Actual		$ 1,000.00	$ 1,015.20	$ 8.13
Hypothetical A		$ 1,000.00	$ 1,017.14	$ 8.13
Class C	1.60%
Actual		$ 1,000.00	$ 1,014.20	$ 8.12
Hypothetical A		$ 1,000.00	$ 1,017.14	$ 8.13
Stock Selector Large Cap Value	.56%
Actual		$ 1,000.00	$ 1,019.50	$ 2.85
Hypothetical A		$ 1,000.00	$ 1,022.38	$ 2.85
Institutional Class	.57%
Actual		$ 1,000.00	$ 1,020.10	$ 2.90
Hypothetical A		$ 1,000.00	$ 1,022.33	$ 2.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A sponsored ADR	2.8	2.7
Pfizer, Inc.	2.8	2.2
General Electric Co.	2.8	2.5
Wells Fargo & Co.	2.8	2.9
AT&T, Inc.	2.7	2.7
Berkshire Hathaway, Inc. Class B	2.7	2.8
Cisco Systems, Inc.	2.3	2.3
Merck & Co., Inc.	2.1	2.0
Kennedy-Wilson Holdings, Inc.	2.1	1.2
Procter & Gamble Co.	2.0	2.0
	25.1
Top Five Market Sectors as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.0	26.1
Health Care	12.4	11.9
Energy	12.4	13.1
Industrials	9.0	9.1
Information Technology	8.9	8.7
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks and Equity Futures 99.6%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	14.1%	** Foreign investments	16.1%

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 0.6%
Autoliv, Inc. (d)	51,900	$ 3,274,371
Hotels, Restaurants & Leisure - 0.8%
Carnival Corp. unit	46,800	1,413,360
Penn National Gaming, Inc. (a)	63,449	2,597,602
		4,010,962
Household Durables - 0.8%
Jarden Corp.	118,995	4,008,942
Media - 3.3%
Comcast Corp. Class A	209,975	5,583,235
The Walt Disney Co.	190,400	7,406,560
Time Warner, Inc.	108,500	4,021,010
		17,010,805
Multiline Retail - 1.6%
Macy's, Inc.	96,400	3,247,716
Target Corp.	102,534	5,209,753
		8,457,469
Specialty Retail - 1.5%
Best Buy Co., Inc.	90,400	2,165,080
Lowe's Companies, Inc.	197,363	5,295,249
		7,460,329
TOTAL CONSUMER DISCRETIONARY		44,222,878
CONSUMER STAPLES - 7.6%
Beverages - 0.8%
Coca-Cola Enterprises, Inc.	82,770	2,217,408
PepsiCo, Inc.	27,680	1,817,746
		4,035,154
Food & Staples Retailing - 1.4%
CVS Caremark Corp.	65,490	2,734,208
Kroger Co.	105,430	2,505,017
Walgreen Co.	58,340	1,946,222
		7,185,447
Food Products - 3.1%
Archer Daniels Midland Co.	73,630	2,108,027
ConAgra Foods, Inc.	101,310	2,701,938
Kraft Foods, Inc. Class A	147,390	5,645,037
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Sara Lee Corp.	125,940	$ 2,411,751
The J.M. Smucker Co.	36,920	2,908,558
		15,775,311
Household Products - 2.0%
Procter & Gamble Co.	167,780	10,576,851
Tobacco - 0.3%
Lorillard, Inc.	14,400	1,546,416
TOTAL CONSUMER STAPLES		39,119,179
ENERGY - 12.4%
Energy Equipment & Services - 0.8%
Halliburton Co.	118,146	4,345,410
Oil, Gas & Consumable Fuels - 11.6%
Anadarko Petroleum Corp.	64,920	5,240,342
Apache Corp.	37,692	3,726,985
BP PLC sponsored ADR	49,200	2,258,772
Canadian Natural Resources Ltd.	115,570	4,577,851
Chevron Corp.	49,500	5,102,460
HollyFrontier Corp.	56,600	1,660,644
Marathon Petroleum Corp.	90,000	3,439,800
Noble Energy, Inc.	41,580	4,185,859
Occidental Petroleum Corp.	92,378	9,216,553
Royal Dutch Shell PLC Class A sponsored ADR	204,576	14,598,541
Suncor Energy, Inc.	63,800	2,197,609
Williams Companies, Inc.	121,198	3,492,926
		59,698,342
TOTAL ENERGY		64,043,752
FINANCIALS - 25.0%
Capital Markets - 3.5%
Bank of New York Mellon Corp.	238,000	4,790,940
Invesco Ltd.	189,800	4,283,786
Morgan Stanley	175,800	3,278,670
State Street Corp.	138,500	5,426,430
		17,779,826
Commercial Banks - 8.0%
CIT Group, Inc. (a)	109,700	4,183,958
Itau Unibanco Banco Multiplo SA sponsored ADR	200,500	4,001,980
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
PNC Financial Services Group, Inc.	105,400	$ 6,210,168
Popular, Inc. (a)	1,362,500	2,139,125
Regions Financial Corp.	450,000	2,349,000
U.S. Bancorp	294,900	8,322,078
Wells Fargo & Co.	486,700	14,216,507
		41,422,816
Consumer Finance - 0.9%
SLM Corp.	302,800	4,526,860
Insurance - 8.3%
ACE Ltd.	73,700	5,129,520
AFLAC, Inc.	96,950	4,675,899
Allstate Corp.	162,900	4,699,665
Berkshire Hathaway, Inc. Class B (a)	175,257	13,734,891
MetLife, Inc.	139,400	4,925,002
StanCorp Financial Group, Inc.	63,000	2,435,580
Torchmark Corp.	68,850	3,144,380
XL Group PLC Class A	199,200	4,037,784
		42,782,721
Real Estate Investment Trusts - 1.5%
American Tower Corp.	50,100	3,181,851
Public Storage	32,200	4,471,292
		7,653,143
Real Estate Management & Development - 2.1%
Kennedy-Wilson Holdings, Inc.	792,800	10,647,304
Thrifts & Mortgage Finance - 0.7%
People's United Financial, Inc.	310,000	3,822,300
TOTAL FINANCIALS		128,634,970
HEALTH CARE - 12.4%
Biotechnology - 1.1%
Amgen, Inc.	81,400	5,527,874
Health Care Equipment & Supplies - 0.9%
Baxter International, Inc.	4,100	227,468
Covidien PLC	28,900	1,488,350
Zimmer Holdings, Inc.	47,800	2,903,850
		4,619,668
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 2.2%
Aetna, Inc.	14,600	$ 638,020
Cardinal Health, Inc.	33,800	1,454,414
Community Health Systems, Inc. (a)	58,000	1,084,600
Express Scripts, Inc. (a)	9,000	460,440
Quest Diagnostics, Inc.	6,100	354,288
UnitedHealth Group, Inc.	101,200	5,241,148
WellPoint, Inc.	38,000	2,444,160
		11,677,070
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc. (a)	56,442	2,985,782
Pharmaceuticals - 7.6%
Bristol-Myers Squibb Co.	65,600	2,114,944
Johnson & Johnson	156,900	10,341,279
Merck & Co., Inc.	287,400	10,995,924
Pfizer, Inc.	674,900	14,442,860
Sanofi-aventis sponsored ADR	38,300	1,422,079
		39,317,086
TOTAL HEALTH CARE		64,127,480
INDUSTRIALS - 9.0%
Aerospace & Defense - 1.2%
Meggitt PLC	276,784	1,583,448
Raytheon Co.	95,800	4,597,442
		6,180,890
Airlines - 0.4%
SkyWest, Inc.	142,000	1,817,600
Commercial Services & Supplies - 1.4%
Corrections Corp. of America (a)	110,700	2,604,771
Republic Services, Inc.	166,300	4,869,264
		7,474,035
Construction & Engineering - 0.8%
Foster Wheeler AG (a)	192,100	4,314,566
Industrial Conglomerates - 2.8%
General Electric Co.	771,100	14,427,281
Machinery - 0.4%
Stanley Black & Decker, Inc.	26,517	1,860,963
Road & Rail - 2.0%
Con-way, Inc.	94,000	2,983,560
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Quality Distribution, Inc. (a)	252,349	$ 3,098,846
Union Pacific Corp.	39,000	4,458,090
		10,540,496
TOTAL INDUSTRIALS		46,615,831
INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 2.3%
Cisco Systems, Inc.	607,700	11,929,151
Computers & Peripherals - 1.7%
Hewlett-Packard Co.	305,127	8,537,453
Electronic Equipment & Components - 1.3%
Corning, Inc.	349,798	4,501,900
Jabil Circuit, Inc.	101,648	2,303,344
		6,805,244
Internet Software & Services - 0.6%
eBay, Inc. (a)	99,271	3,136,964
Semiconductors & Semiconductor Equipment - 2.8%
Freescale Semiconductor Holdings I Ltd. (d)	174,459	2,786,110
Intersil Corp. Class A	292,238	3,290,600
Marvell Technology Group Ltd. (a)	364,264	5,657,020
Micron Technology, Inc. (a)	357,700	2,714,943
		14,448,673
Software - 0.2%
CA, Inc.	29,160	751,745
TOTAL INFORMATION TECHNOLOGY		45,609,230
MATERIALS - 2.9%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	23,350	2,055,501
Ashland, Inc.	63,000	3,972,780
Celanese Corp. Class A	25,050	1,220,186
LyondellBasell Industries NV Class A	66,520	2,867,012
		10,115,479
Containers & Packaging - 0.3%
Rock-Tenn Co. Class A	26,970	1,668,364
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.6%
Anglo American PLC (United Kingdom)	77,139	$ 3,190,025
TOTAL MATERIALS		14,973,868
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 3.2%
AT&T, Inc.	471,500	13,866,815
CenturyLink, Inc.	78,314	2,899,967
		16,766,782
Wireless Telecommunication Services - 1.2%
NII Holdings, Inc. (a)	219,200	4,408,112
Sprint Nextel Corp. (a)	739,700	1,568,164
		5,976,276
TOTAL TELECOMMUNICATION SERVICES		22,743,058
UTILITIES - 7.5%
Electric Utilities - 3.6%
Cleco Corp.	39,800	1,582,448
Duke Energy Corp.	193,300	4,119,223
FirstEnergy Corp.	92,600	3,909,572
NextEra Energy, Inc.	80,810	4,836,479
PPL Corp.	142,800	3,968,412
		18,416,134
Gas Utilities - 0.0%
ONEOK, Inc.	1,820	151,351
Independent Power Producers & Energy Traders - 0.7%
Calpine Corp. (a)	94,230	1,375,758
The AES Corp. (a)	186,890	2,384,716
		3,760,474
Multi-Utilities - 3.2%
CMS Energy Corp.	142,100	3,102,043
National Grid PLC sponsored ADR (d)	74,130	3,698,346
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
OGE Energy Corp.	50,940	$ 2,692,688
Sempra Energy	122,550	6,973,095
		16,466,172
TOTAL UTILITIES		38,794,131
TOTAL COMMON STOCKS (Cost $522,045,385)		508,884,377
Nonconvertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG (Cost $847,577)	4,300	761,233
U.S. Treasury Obligations - 0.3%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.01% 2/23/12 (e) (Cost $1,349,995)	$ 1,350,000	1,349,965
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	8,051,708	8,051,708
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	6,580,950	6,580,950
TOTAL MONEY MARKET FUNDS (Cost $14,632,658)		14,632,658
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $538,875,615)		525,628,233
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(9,857,674)
NET ASSETS - 100%		$ 515,770,559
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
57 CME E-mini S&P 500 Index Contracts	March 2012	$ 3,728,370	$ (3,313)
5 NYFE Russell 2000 Mini Index Contracts	March 2012	395,600	5,890
TOTAL EQUITY INDEX CONTRACTS		$ 4,123,970	$ 2,577

The face value of futures purchased as a percentage of net assets is 0.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $299,992.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 8,291
Fidelity Securities Lending Cash Central Fund	19,063
Total	$ 27,354
Other Information

The following is a summary of the inputs used, as of January 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 44,984,111	$ 44,984,111	$ -	$ -
Consumer Staples	39,119,179	39,119,179	-	-
Energy	64,043,752	64,043,752	-	-
Financials	128,634,970	128,634,970	-	-
Health Care	64,127,480	64,127,480	-	-
Industrials	46,615,831	46,615,831	-	-
Information Technology	45,609,230	45,609,230	-	-
Materials	14,973,868	14,973,868	-	-
Telecommunication Services	22,743,058	22,743,058	-	-
Utilities	38,794,131	38,794,131	-	-
U.S. Government and Government Agency Obligations	1,349,965	-	1,349,965	-
Money Market Funds	14,632,658	14,632,658	-	-
Total Investments in Securities:	$ 525,628,233	$ 524,278,268	$ 1,349,965	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 5,890	$ 5,890	$ -	$ -
Liabilities
Futures Contracts	$ (3,313)	$ (3,313)	$ -	$ -
Total Derivative Instruments:	$ 2,577	$ 2,577	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of January 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 5,890	$ (3,313)
Total Value of Derivatives	$ 5,890	$ (3,313)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.9%
United Kingdom	4.9%
Bermuda	2.5%
Switzerland	1.8%
Canada	1.3%
Ireland	1.1%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2012

Assets
Investment in securities, at value (including securities loaned of $6,397,132) - See accompanying schedule: Unaffiliated issuers (cost $524,242,957)	$ 510,995,575
Fidelity Central Funds (cost $14,632,658)	14,632,658
Total Investments (cost $538,875,615)		$ 525,628,233
Receivable for investments sold		2,503,384
Receivable for fund shares sold		312,428
Dividends receivable		630,053
Distributions receivable from Fidelity Central Funds		1,397
Prepaid expenses		949
Other receivables		2,808
Total assets		529,079,252

Liabilities
Payable to custodian bank	$ 2,809,965
Payable for investments purchased	2,987,240
Payable for fund shares redeemed	633,468
Accrued management fee	104,126
Distribution and service plan fees payable	11,804
Payable for daily variation margin on futures contracts	1,645
Other affiliated payables	130,779
Other payables and accrued expenses	48,716
Collateral on securities loaned, at value	6,580,950
Total liabilities		13,308,693

Net Assets		$ 515,770,559
Net Assets consist of:
Paid in capital		$ 909,409,528
Distributions in excess of net investment income		(41,141)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(380,353,023)
Net unrealized appreciation (depreciation) on investments		(13,244,805)
Net Assets		$ 515,770,559

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2012

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,899,548 ÷ 1,764,196 shares)	$ 10.71

Maximum offering price per share (100/94.25 of $10.71)	$ 11.36
Class T: Net Asset Value and redemption price per share ($5,602,841 ÷ 522,433 shares)	$ 10.72

Maximum offering price per share (100/96.50 of $10.72)	$ 11.11
Class B: Net Asset Value and offering price per share ($1,819,367 ÷ 169,771 shares)A	$ 10.72

Class C: Net Asset Value and offering price per share ($4,979,194 ÷ 469,094 shares)A	$ 10.61

Stock Selector Large Cap Value: Net Asset Value, offering price and redemption price per share ($482,950,446 ÷ 44,827,200 shares)	$ 10.77

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,519,163 ÷ 141,511 shares)	$ 10.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2012

Investment Income
Dividends		$ 13,771,452
Interest		20
Income from Fidelity Central Funds		27,354
Total income		13,798,826

Expenses
Management fee Basic fee	$ 3,437,760
Performance adjustment	(1,860,095)
Transfer agent fees	1,536,906
Distribution and service plan fees	138,517
Accounting and security lending fees	227,292
Custodian fees and expenses	29,427
Independent trustees' compensation	3,693
Registration fees	64,073
Audit	54,944
Legal	2,251
Interest	307
Miscellaneous	8,510
Total expenses before reductions	3,643,585
Expense reductions	(42,992)	3,600,593
Net investment income (loss)		10,198,233
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	82,006,935
Foreign currency transactions	5,915
Futures contracts	64,921
Total net realized gain (loss)		82,077,771
Change in net unrealized appreciation (depreciation) on: Investment securities	(80,820,632)
Futures contracts	2,577
Total change in net unrealized appreciation (depreciation)		(80,818,055)
Net gain (loss)		1,259,716
Net increase (decrease) in net assets resulting from operations		$ 11,457,949

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,198,233	$ 10,347,123
Net realized gain (loss)	82,077,771	92,822,563
Change in net unrealized appreciation (depreciation)	(80,818,055)	32,667,985
Net increase (decrease) in net assets resulting from operations	11,457,949	135,837,671
Distributions to shareholders from net investment income	(10,179,715)	(10,612,123)
Share transactions - net increase (decrease)	(323,065,032)	(243,855,298)
Total increase (decrease) in net assets	(321,786,798)	(118,629,750)

Net Assets
Beginning of period	837,557,357	956,187,107
End of period (including distributions in excess of net investment income of $41,141 and undistributed net investment income of $0, respectively)	$ 515,770,559	$ 837,557,357

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.14	.09	.09	.16	.12
Net realized and unrealized gain (loss)	.02	1.38	1.85	(6.00)	(1.00)
Total from investment operations	.16	1.47	1.94	(5.84)	(.88)
Distributions from net investment income	(.17)	(.10)	(.12)	(.17)	(.12)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.17)	(.10)	(.12)	(.17)	(.99)
Net asset value, end of period	$ 10.71	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B,C,D	1.58%	15.79%	25.74%	(43.20)%	(6.04)%
Ratios to Average Net Assets F,I
Expenses before reductions	.87%	1.00%	1.15%	1.17%	1.22% A
Expenses net of fee waivers, if any	.87%	1.00%	1.15%	1.17%	1.22% A
Expenses net of all reductions	.86%	1.00%	1.13%	1.17%	1.22% A
Net investment income (loss)	1.38%	.87%	1.08%	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,900	$ 20,815	$ 23,778	$ 22,577	$ 9,774
Portfolio turnover rate G	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.36	$ 7.54	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.12	.06	.07	.12	.08
Net realized and unrealized gain (loss)	.01	1.39	1.84	(5.97)	(1.01)
Total from investment operations	.13	1.45	1.91	(5.85)	(.93)
Distributions from net investment income	(.15)	(.07)	(.09)	(.14)	(.08)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.15)	(.07)	(.09)	(.14)	(.95)
Net asset value, end of period	$ 10.72	$ 10.74	$ 9.36	$ 7.54	$ 13.53
Total Return B,C,D	1.26%	15.50%	25.30%	(43.34)%	(6.34)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.14%	1.29%	1.45%	1.49%	1.47% A
Expenses net of fee waivers, if any	1.14%	1.29%	1.45%	1.49%	1.47% A
Expenses net of all reductions	1.13%	1.28%	1.44%	1.49%	1.47% A
Net investment income (loss)	1.11%	.59%	.78%	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,603	$ 5,625	$ 9,101	$ 9,792	$ 5,976
Portfolio turnover rate G	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.01	.02	.07	.01
Net realized and unrealized gain (loss)	.02	1.38	1.85	(5.98)	(1.00)
Total from investment operations	.09	1.39	1.87	(5.91)	(.99)
Distributions from net investment income	(.09)	(.02)	(.05)	(.10)	(.01)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.09)	(.02)	(.05)	(.10)	(.88)
Net asset value, end of period	$ 10.72	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B,C,D	.86%	14.87%	24.79%	(43.71)%	(6.74)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.62%	1.80%	1.98%	2.07%	1.99% A
Expenses net of fee waivers, if any	1.62%	1.80%	1.98%	2.00%	1.99% A
Expenses net of all reductions	1.62%	1.79%	1.97%	2.00%	1.99% A
Net investment income (loss)	.63%	.08%	.24%	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,819	$ 2,274	$ 2,711	$ 2,600	$ 1,860
Portfolio turnover rate G	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2012	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.63	$ 9.30	$ 7.49	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.07	.01	.03	.08	.01
Net realized and unrealized gain (loss)	.01	1.36	1.84	(5.97)	(.98)
Total from investment operations	.08	1.37	1.87	(5.89)	(.97)
Distributions from net investment income	(.10)	(.04)	(.06)	(.14)	(.05)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.10)	(.04)	(.06)	(.14)	(.92)
Net asset value, end of period	$ 10.61	$ 10.63	$ 9.30	$ 7.49	$ 13.52
Total Return B,C,D	.85%	14.79%	24.97%	(43.65)%	(6.61)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.62%	1.75%	1.89%	1.91%	1.94% A
Expenses net of fee waivers, if any	1.62%	1.75%	1.89%	1.91%	1.94% A
Expenses net of all reductions	1.61%	1.74%	1.88%	1.91%	1.94% A
Net investment income (loss)	.63%	.13%	.34%	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,979	$ 3,959	$ 3,491	$ 2,352	$ 1,208
Portfolio turnover rate G	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Stock Selector Large Cap Value

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.78	$ 9.40	$ 7.56	$ 13.57	$ 15.19
Income from Investment Operations
Net investment income (loss) B	.18	.11	.12	.20	.18
Net realized and unrealized gain (loss)	.01	1.40	1.86	(6.02)	(.80)
Total from investment operations	.19	1.51	1.98	(5.82)	(.62)
Distributions from net investment income	(.20)	(.13)	(.14)	(.19)	(.13)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.20)	(.13)	(.14)	(.19)	(1.00)
Net asset value, end of period	$ 10.77	$ 10.78	$ 9.40	$ 7.56	$ 13.57
Total Return A	1.85%	16.09%	26.21%	(43.03)%	(4.39)%
Ratios to Average Net Assets C,E
Expenses before reductions	.57%	.73%	.85%	.86%	.86%
Expenses net of fee waivers, if any	.57%	.73%	.85%	.86%	.85%
Expenses net of all reductions	.56%	.72%	.84%	.86%	.85%
Net investment income (loss)	1.68%	1.15%	1.38%	1.78%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 482,950	$ 803,009	$ 914,828	$ 916,490	$ 1,483,574
Portfolio turnover rate D	128%	120%	171%	243%	204%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2012	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 9.37	$ 7.54	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.17	.11	.12	.20	.17
Net realized and unrealized gain (loss)	.02	1.39	1.85	(6.01)	(1.02)
Total from investment operations	.19	1.50	1.97	(5.81)	(.85)
Distributions from net investment income	(.19)	(.13)	(.14)	(.19)	(.15)
Distributions from net realized gain	-	-	-	-	(.87)
Total distributions	(.19)	(.13)	(.14)	(.19)	(1.02)
Net asset value, end of period	$ 10.74	$ 10.74	$ 9.37	$ 7.54	$ 13.54
Total Return B,C	1.92%	16.04%	26.18%	(43.00)%	(5.82)%
Ratios to Average Net Assets E,H
Expenses before reductions	.60%	.74%	.87%	.85%	.85% A
Expenses net of fee waivers, if any	.60%	.74%	.87%	.85%	.85% A
Expenses net of all reductions	.60%	.73%	.86%	.85%	.84% A
Net investment income (loss)	1.65%	1.14%	1.36%	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,519	$ 1,876	$ 2,279	$ 1,304	$ 1,060
Portfolio turnover rate F	128%	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. In April 2011, the Board of Trustees approved a change in the name of Fidelity Large Cap Value Fund to Fidelity Stock Selector Large Cap Value Fund effective August 31, 2011.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2012, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 30,248,509
Gross unrealized depreciation	(49,977,208)
Net unrealized appreciation (depreciation) on securities and other investments	$ (19,728,699)

Tax Cost	$ 545,356,932

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (371,005,041)
Net unrealized appreciation (depreciation)	$ (19,728,699)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (182,900,202)
2018	(188,104,839)
Total with expiration	$ (371,005,041)

The tax character of distributions paid was as follows:

	January 31, 2012	January 31, 2011
Ordinary Income	$ 10,179,715	$ 10,612,123

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $64,921 and a change in net unrealized appreciation (depreciation) of $2,577 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $795,702,411 and $1,118,875,137, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to an appropriate benchmark

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

index. For the period, the total annual management fee rate, including the performance adjustment, was .26% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 48,117	$ 906
Class T	.25%	.25%	27,426	57
Class B	.75%	.25%	19,719	14,805
Class C	.75%	.25%	43,255	11,261
			$ 138,517	$ 27,029

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B, 1.00% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,835
Class T	1,853
Class B*	2,848
Class C*	791
$ 15,327

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 57,559.30
Class T	17,249.31
Class B	5,965.30
Class C	12,943.30
Stock Selector Large Cap Value	1,438,489.25
Institutional Class	4,701.28
	$ 1,536,906

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,211 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,153,636.32%		$ 307

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,960 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $19,063. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $42,992 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2012	2011
From net investment income
Class A	$ 291,163	$ 196,415
Class T	76,828	37,346
Class B	14,902	4,323
Class C	43,527	17,678
Stock Selector Large Cap Value	9,726,457	10,334,423
Institutional Class	26,838	21,938
Total	$ 10,179,715	$ 10,612,123

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Class A
Shares sold	537,296	509,581	$ 5,591,381	$ 5,070,258
Reinvestment of distributions	26,981	17,752	272,774	183,027
Shares redeemed	(742,040)	(1,127,883)	(7,769,301)	(11,172,418)
Net increase (decrease)	(177,763)	(600,550)	$ (1,905,146)	$ (5,919,133)
Class T
Shares sold	164,778	239,347	$ 1,752,467	$ 2,379,089
Reinvestment of distributions	7,415	3,520	75,038	36,365
Shares redeemed	(173,682)	(691,112)	(1,851,245)	(6,965,488)
Net increase (decrease)	(1,489)	(448,245)	$ (23,740)	$ (4,550,034)
Class B
Shares sold	9,062	64,791	$ 86,884	$ 633,133
Reinvestment of distributions	1,307	374	13,227	3,863
Shares redeemed	(52,766)	(142,878)	(549,800)	(1,418,300)
Net increase (decrease)	(42,397)	(77,713)	$ (449,689)	$ (781,304)
Class C
Shares sold	201,797	193,335	$ 2,080,198	$ 1,918,253
Reinvestment of distributions	3,605	1,440	36,155	14,747
Shares redeemed	(108,651)	(197,933)	(1,106,480)	(1,934,239)
Net increase (decrease)	96,751	(3,158)	$ 1,009,873	$ (1,239)
Stock Selector Large Cap Value
Shares sold	6,854,527	11,945,116	$ 72,065,849	$ 119,799,397
Reinvestment of distributions	935,043	980,495	9,500,032	10,157,929
Shares redeemed	(37,479,739)	(35,741,742)	(402,880,177)	(361,864,131)
Net increase (decrease)	(29,690,169)	(22,816,131)	$ (321,314,296)	$ (231,906,805)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2012	2011	2012	2011
Institutional Class
Shares sold	58,013	40,757	$ 608,335	$ 403,599
Reinvestment of distributions	2,632	2,125	26,662	21,926
Shares redeemed	(93,801)	(111,512)	(1,017,031)	(1,122,308)
Net increase (decrease)	(33,156)	(68,630)	$ (382,034)	$ (696,783)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Stock Selector Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCVI-UANN-0312
1.838383.102

(Fidelity Investment logo)(registered trademark)

Fidelity®
Telecom and Utilities
Fund

Annual Report

January 31, 2012

(Fidelity Cover Art)

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year marked by unusually high volatility, 2012 began with most major asset classes advancing steadily in January. For U.S. equities, it was the strongest start to a new year since 1997. International stocks fared even better, despite continued uncertainty related to the sovereign debt crisis in Europe. Investors have been acutely sensitive to the latest news, for better or worse, coming out of the eurozone and its impact on financial markets. As we look ahead, the unresolved debt crisis in Europe remains at the center of a series of risk factors, summarized below, that we believe have the greatest potential to influence the global investment landscape.

Deleveraging and the economy

In the euro-currency area, fiscal austerity among nations and debt deleveraging among financial companies loaded with sovereign debt are deflationary measures and serve to hinder economic growth in the short term. Such an economic and financial-market scenario has not been historically supportive of strong performance among riskier assets, and emerges at a time when many nations need a resurgent economy to assist them in closing their budget deficits and in building confidence among bond buyers to help them refinance their existing debt obligations.

Slowdown in China and Europe

China's economy is the second-largest in the world, and it has been the biggest contributor to global growth since the end of the last recession. Thus, the slower pace of domestic growth in China has led to lower demand for imports of commodities and other construction materials from the rest of the world. In addition, economic weakness in Europe and the broad-based global economic slowdown are putting pressure on China's export growth, which has been largely responsible for its breakneck pace of annual gross domestic product (GDP) growth during the past three decades.

Credit deterioration and contagion

The heightened macroeconomic risk and elevated credit risk swirling around certain European nations and financial institutions have caused many market participants to avoid purchases of or reduce exposure to short-term debt offerings by these issuers. With increased credit risk, there are growing concerns about the potential credit contraction and contagion from European issuers spreading to other financial markets.

We invite you to learn more by visiting us on the Internet or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2012	Past 1 year	Past 5 years	Past 10 years
Fidelity® Telecom and Utilities Fund	6.35%	-0.11%	5.20%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Telecom and Utilities Fund on January 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: After enduring one of the most volatile trading periods on record, U.S. stocks posted a gain for the 12 months ending January 31, 2012, sparked by a January rally. Strong corporate earnings reports and hints of economic recovery sent stocks mostly upward through April, when sovereign debt woes in Europe sparked fear of a global slowdown. In the summer, equities plummeted on eurozone instability, debate over the U.S. debt ceiling and a historic downgrade of the nation's sovereign debt rating. After falling as much as 13% by early August, the broad-based S&P 500® Index seesawed back to end the period on an optimistic note. For the full 12 months, the S&P 500® rose 4.22%, while the technology-laden Nasdaq Composite® Index added 5.26%. Investors began to shed perceived riskier smaller-cap stocks in favor of larger, more-established and dividend-paying names, helping to drive the Dow Jones® Industrial Average up 9.12% for the year, while the Russell 2000® - a proxy for small-caps - and Russell Midcap® indexes added 2.86% and 2.25%, respectively. Within the S&P 500®, defensive sectors such as health care (+16%) and utilities (+14%) fared best, while financials (-12%) struggled. Foreign developed-markets stocks were stung by Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 9.49%.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Telecom and Utilities Fund: For the year ending January 31, 2012, the fund returned 6.35%, underperforming the 9.35% gain of the Russell 3000® Utilities Index. Security selection among integrated telecommunication services providers hurt, including underweighting benchmark heavyweight AT&T, which I sold from the fund before period end. My positioning on the utility side also detracted, as I shifted some assets from regulated utilities to deregulated power producers, a move that failed to pay off in an uncertain market. Individual detractors included an overweighting in New York gas utility National Fuel Gas and underweightings in two electric utilities and significant index components, Virginia's Dominion Resources and Atlanta's Southern Company, the latter of which I sold. On the plus side, stock selection in independent power energy trade helped offset much of the negative effect of overweighting that group. Our small position in telecom company Global Crossing performed well due to its acquisition by Level 3 Communications. We sold this stock in April after the deal was announced. Oklahoma-based gas utility and pipeline company ONEOK also contributed, as did underweighting rural wireline company Frontier Communications.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2011 to January 31, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period* August 1, 2011 to January 31, 2012
Actual	.81%	$ 1,000.00	$ 1,001.70	$ 4.09
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,021.12	$ 4.13

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	13.5	4.9
NextEra Energy, Inc.	9.2	7.6
CenturyLink, Inc.	7.0	6.0
Edison International	6.7	5.5
Duke Energy Corp.	5.7	0.0
FirstEnergy Corp.	4.9	4.2
Constellation Energy Group, Inc.	4.7	3.5
The AES Corp.	4.6	3.9
Sempra Energy	3.8	0.0
Progress Energy, Inc.	3.5	0.0
	63.6
Top Five Industries as of January 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Electric Utilities	35.8	34.6
Diversified Telecommunication Services	22.0	25.7
Multi-Utilities	13.3	12.2
Independent Power Producers & Energy Traders	13.0	12.7
Gas Utilities	5.1	5.8
Asset Allocation (% of fund's net assets)
As of January 31, 2012*		As of July 31, 2011**
	Stocks 99.8%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 0.2%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	0.6%	* * Foreign investments	4.4%

Annual Report

Investments January 31, 2012

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 3.7%
Media - 3.7%
Comcast Corp. Class A	808,800	$ 21,506
DISH Network Corp. Class A	343,900	9,602
		31,108
ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
El Paso Corp.	351,600	9,447
Williams Companies, Inc.	140,900	4,061
		13,508
FINANCIALS - 2.1%
Real Estate Investment Trusts - 2.1%
American Tower Corp.	281,800	17,897
TELECOMMUNICATION SERVICES - 24.6%
Diversified Telecommunication Services - 22.0%
CenturyLink, Inc.	1,594,242	59,035
Frontier Communications Corp.	2,936,700	12,569
Verizon Communications, Inc.	2,995,600	112,815
		184,419
Wireless Telecommunication Services - 2.6%
Clearwire Corp. Class A (a)	9,957,100	16,827
TIM Participacoes SA sponsored ADR	176,100	5,080
		21,907
TOTAL TELECOMMUNICATION SERVICES		206,326
UTILITIES - 67.8%
Electric Utilities - 35.8%
American Electric Power Co., Inc.	689,900	27,292
Duke Energy Corp.	2,227,400	47,466
Edison International	1,375,828	56,464
FirstEnergy Corp.	969,800	40,945
ITC Holdings Corp.	117,500	8,661
NextEra Energy, Inc.	1,287,500	77,057
NV Energy, Inc.	802,785	13,005
Progress Energy, Inc.	540,000	29,338
		300,228
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Gas Utilities - 5.1%
National Fuel Gas Co.	321,585	$ 16,169
ONEOK, Inc.	321,217	26,712
		42,881
Independent Power Producers & Energy Traders - 13.0%
Calpine Corp. (a)	1,999,320	29,190
Constellation Energy Group, Inc.	1,091,979	39,781
GenOn Energy, Inc. (a)	788,292	1,679
The AES Corp. (a)	3,034,700	38,723
		109,373
Multi-Utilities - 13.3%
CenterPoint Energy, Inc.	1,260,400	23,280
Dominion Resources, Inc.	573,509	28,698
NiSource, Inc.	500,000	11,365
OGE Energy Corp.	161,639	8,544
PG&E Corp.	194,508	7,909
Sempra Energy	552,119	31,416
		111,212
Water Utilities - 0.6%
American Water Works Co., Inc.	139,300	4,699
TOTAL UTILITIES		568,393
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $790,910)		837,232
NET OTHER ASSETS (LIABILITIES) - 0.2%		1,514
NET ASSETS - 100%		$ 838,746
Legend
(a) Non-income producing
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 19
Fidelity Securities Lending Cash Central Fund	6
Total	$ 25
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $790,910)		$ 837,232
Cash		1
Receivable for investments sold		33,972
Receivable for fund shares sold		509
Dividends receivable		1,573
Distributions receivable from Fidelity Central Funds		1
Prepaid expenses		2
Other receivables		186
Total assets		873,476

Liabilities
Payable for investments purchased	$ 15,678
Payable for fund shares redeemed	6,480
Accrued management fee	406
Notes payable to affiliates	6,637
Notes payable	5,275
Other affiliated payables	184
Other payables and accrued expenses	70
Total liabilities		34,730

Net Assets		$ 838,746
Net Assets consist of:
Paid in capital		$ 1,091,649
Undistributed net investment income		505
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(299,730)
Net unrealized appreciation (depreciation) on investments		46,322
Net Assets, for 50,313 shares outstanding		$ 838,746
Net Asset Value, offering price and redemption price per share ($838,746 ÷ 50,313 shares)		$ 16.67

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended January 31, 2012

Investment Income
Dividends		$ 33,612
Income from Fidelity Central Funds		25
Total income		33,637

Expenses
Management fee Basic fee	$ 4,153
Performance adjustment	215
Transfer agent fees	1,968
Accounting and security lending fees	307
Custodian fees and expenses	9
Independent trustees' compensation	5
Registration fees	44
Audit	59
Legal	7
Interest	2
Miscellaneous	9
Total expenses before reductions	6,778
Expense reductions	(348)	6,430
Net investment income (loss)		27,207
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,340
Foreign currency transactions	(20)
Total net realized gain (loss)		58,320
Change in net unrealized appreciation (depreciation) on: Investment securities	(33,302)
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		(33,304)
Net gain (loss)		25,016
Net increase (decrease) in net assets resulting from operations		$ 52,223

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2012	Year ended January 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,207	$ 24,450
Net realized gain (loss)	58,320	98,221
Change in net unrealized appreciation (depreciation)	(33,304)	55,264
Net increase (decrease) in net assets resulting from operations	52,223	177,935
Distributions to shareholders from net investment income	(26,128)	(24,829)
Share transactions Proceeds from sales of shares	209,153	190,398
Reinvestment of distributions	23,972	22,622
Cost of shares redeemed	(298,611)	(193,259)
Net increase (decrease) in net assets resulting from share transactions	(65,486)	19,761
Total increase (decrease) in net assets	(39,391)	172,867

Net Assets
Beginning of period	878,137	705,270
End of period (including undistributed net investment income of $505 and undistributed net investment income of $58, respectively)	$ 838,746	$ 878,137
Other Information Shares
Sold	12,409	13,014
Issued in reinvestment of distributions	1,430	1,520
Redeemed	(17,968)	(13,012)
Net increase (decrease)	(4,129)	1,522

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 16.13	$ 13.33	$ 12.43	$ 19.00	$ 19.29
Income from Investment Operations
Net investment income (loss) B	.50	.46	.39	.44	.32
Net realized and unrealized gain (loss)	.52	2.80	.95	(6.58)	(.24)
Total from investment operations	1.02	3.26	1.34	(6.14)	.08
Distributions from net investment income	(.48)	(.46)	(.44)	(.43)	(.37)
Net asset value, end of period	$ 16.67	$ 16.13	$ 13.33	$ 12.43	$ 19.00
Total Return A	6.35%	24.79%	11.05%	(32.68)%	.24%
Ratios to Average Net Assets C,E
Expenses before reductions	.75%	.66%	.58%	.77%	.82%
Expenses net of fee waivers, if any	.75%	.66%	.58%	.77%	.82%
Expenses net of all reductions	.71%	.60%	.56%	.77%	.82%
Net investment income (loss)	3.00%	3.10%	3.06%	2.72%	1.56%
Supplemental Data
Net assets, end of period (in millions)	$ 839	$ 878	$ 705	$ 743	$ 1,233
Portfolio turnover rate D	160%	228%	224%	110%	56%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2012

(Amounts in thousands except percentages)

1. Organization.

Fidelity Telecom and Utilities Fund (the Fund) is a non-diversified fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Security Valuation - continued

procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of January 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 60,971
Gross unrealized depreciation	(17,380)
Net unrealized appreciation (depreciation) on securities and other investments	$ 43,591

Tax Cost	$ 793,641

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 528
Capital loss carryforward	$ (287,068)
Net unrealized appreciation (depreciation)	$ 43,591

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2017	$ (77,238)
2018	(209,830)
Total capital loss carryforward	$ (287,068)

The Fund intends to elect to defer to its fiscal year ending January 31, 2013 approximately $9,931 of losses recognized during the period November 1, 2011 to January 31, 2012.

The tax character of distributions paid was as follows:

	January 31, 2012	January 31, 2011
Ordinary Income	$ 26,128	$ 24,829

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,420,635 and $1,462,032, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .15% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .48% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $49 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Fund's Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,142.34%		$ 2

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6. During the period, there were no securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $7,249. The weighted average interest rate was .57%. The interest expense amounted to two hundred thirty dollars under the bank borrowing program.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $348 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Telecom and Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Telecom and Utilities Fund (a fund of Fidelity Devonshire Trust) at January 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Telecom and Utilities Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 430 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (40)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as a Director of Fidelity Management & Research (Japan) Inc. (2012-present), Director of Fidelity Management & Research (Hong Kong) Limited (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year were derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in April, July, October and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(envelope graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(envelope graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(envelope graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

UIF-UANN-0312
1.789258.109

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, January 31, 2012, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Series All-Sector Equity Fund and Fidelity Series Large Cap Value Fund (the "Funds"):

Services Billed by Deloitte Entities

January 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series All-Sector Equity Fund	$42,000	$-	$4,600	$1,800
Fidelity Series Large Cap Value Fund	$54,000	$-	$6,600	$1,700

January 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series All-Sector Equity Fund	$43,000	$-	$4,600	$-
Fidelity Series Large Cap Value Fund	$53,000	$-	$6,600	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Equity-Income Fund, Fidelity Large Cap Growth Fund, Fidelity Stock Selector Large Cap Value Fund, Fidelity Mid Cap Growth Fund, Fidelity Mid Cap Value Fund and Fidelity Telecom and Utilities Fund (the "Funds"):

Services Billed by PwC

January 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$169,000	$-	$4,300	$6,100
Fidelity Large Cap Growth Fund	$49,000	$-	$3,300	$1,600
Fidelity Stock Selector Large Cap Value Fund	$49,000	$-	$3,300	$1,800
Fidelity Mid Cap Growth Fund	$49,000	$-	$3,300	$1,700
Fidelity Mid Cap Value Fund	$49,000	$-	$3,300	$1,800
Fidelity Telecom and Utilities Fund	$53,000	$-	$3,300	$1,900

January 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$178,000	$-	$4,300	$11,100
Fidelity Large Cap Growth Fund	$50,000	$-	$3,300	$2,100
Fidelity Stock Selector Large Cap Value Fund	$51,000	$-	$3,300	$2,600
Fidelity Mid Cap Growth Fund	$50,000	$-	$3,300	$2,200
Fidelity Mid Cap Value Fund	$50,000	$-	$3,300	$2,400
Fidelity Telecom and Utilities Fund	$53,000	$-	$3,300	$2,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	January 31, 2012A	January 31, 2011A
Audit-Related Fees	$612,000	$645,000
Tax Fees	$-	$-
All Other Fees	$635,000	$705,000

A Amounts may reflect rounding.

Services Billed by PwC

	January 31, 2012A	January 31, 2011A
Audit-Related Fees	$3,793,000	$2,550,000
Tax Fees	$-	$-
All Other Fees	$-	$510,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2012 A	January 31, 2011 A
PwC	$5,110,000	$4,905,000
Deloitte Entities	$1,355,000	$1,455,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 27, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 27, 2012